    As filed with the Securities and Exchange Commission on April 16, 2008


                                                      Registration No. 333-57210
                                                                       811-07798


                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-6


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ( X )
                         Post-Effective Amendment No. 15                  ( X )
                                       and



                        REGISTRATION STATEMENT UNDER THE                  ( X )
                         INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 51                         ( X )

                  NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                           (Exact Name of Registrant)


                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                   Depositor's Telephone Number: 212-576-7000


                         Charles F. Furtado, Jr., Esq.
                 New York Life Insurance and Annuity Corporation
                               51 Madison Avenue
                            New York, New York 10010
                     (Name and Address of Agent for Service)


                                    Copy to:


        Stephen E. Roth, Esq.                    Thomas F. English, Esq.
        Sutherland Asbill & Brennan LLP          Senior Vice President
        1275 Pennsylvania Avenue, NW             and Chief Insurance Counsel
        Washington, DC  20004-2415               New York Life Insurance Company
                                                 51 Madison Avenue
                                                 New York, New York  10010


Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on May 1, 2008 pursuant to paragraph (b) of Rule 485.


[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485.
[ ] on ___________ pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE

         NYLIAC PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE


                             PROSPECTUS-MAY 1, 2008




   TWO FLEXIBLE PREMIUM LIFE INSURANCE CONTRACTS OFFERED TO INDIVIDUALS UNDER

                NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

         Please use one of the following addresses for service requests:

REGULAR MAIL   NYLIAC                                     EXPRESS MAIL   NYLIAC
               Variable Products Service Center                          Variable Products Service Center
               Madison Square Station                                    51 Madison Avenue
               P.O. Box 922                                              Room 251
               New York, NY 10159                                        New York, NY 10010




                            Telephone: 1-866-695-3289

     You must send subsequent premium payments and loan repayments to us at:

REGULAR MAIL   NYLIAC                                    EXPRESS MAIL   NYLIAC, Suite 3021
               75 Remittance Drive, Suite 3021                          c/o The Northern Trust Bank
               Chicago, IL 60675-3021                                   350 North Orleans Street
                                                                        Receipt & Dispatch, 8th Floor
                                                                        Chicago, IL 60654



     This prospectus describes two different policies issued by NYLIAC. The Pinnacle VUL policy insures one person and pays a death benefit upon that person's death. The Pinnacle SVUL policy insures two people and pays a death benefit upon the death of the second person. Throughout this prospectus that second person is described as the last surviving insured. Other differences between the VUL and SVUL policies are noted in this prospectus. If you already own a life insurance policy, it may not be to your advantage to replace your policy with the policy described in this prospectus. And, it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.


     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

     This life insurance policy is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them, or in any supplemental sales material we authorize.

                                TABLE OF CONTENTS



                                                                PAGE
                                                                ----
Summary of Benefits and Risks...............................       4
  Benefits..................................................       4
  Risks.....................................................       6
Table of Fees and Expenses..................................       8
  Transaction Fees..........................................       8
  Periodic Charges Other Than Funds'
     Operating Expenses.....................................       9
  Funds' Annual Operating Expenses..........................      12
  Fund Annual Expenses......................................      13
Definitions.................................................      16
Management and Organization.................................      18
  Insurer...................................................      18
  Your Policy...............................................      18
  About The Separate Account................................      18
  Our Rights................................................      19
  The Fixed Accounts........................................      19
  How to Reach Us For Policy Services.......................      19
  Funds And Eligible Portfolios.............................      20
  Investment Return.........................................      24
  Voting....................................................      24
Charges Associated with the Policy..........................      25
  Deductions From Premiums..................................      25
     Sales Expense Charge...................................      25
     State Premium Tax Charge...............................      26
     Federal Tax Charge.....................................      27
  Deductions From Cash Surrender Value......................      27
     Monthly Contract Charge................................      27
     Charge For Cost of Insurance Protection................      27
     Mortality And Expense Risk Charge......................      28
     Periodic Charges Other Than Funds'
       Operating Expenses...................................      28
     Monthly Per Thousand Face Amount Charge................      28
     Rider Charges..........................................      29
     Expense Allocation.....................................      29
     Charges For Federal Income Taxes.......................      29
     Fund Charges...........................................      29
  Transaction Charges.......................................      29
     Partial Surrender Fee..................................      29
     Transfer Fee...........................................      29
     Exercise Of Living Benefits Rider......................      29
  Loan Charges..............................................      29
Description of the Policy...................................      30
  The Parties...............................................      30
     Policyowner............................................      30
     Insured................................................      30
     Beneficiary............................................      30
  The Policy................................................      30
     How the Policy Is Available............................      31
     Policy Premiums........................................      31
     Cash Value.............................................      31
     Investment Divisions And The Fixed Accounts............      32
     Amount In The Separate Account.........................      32
     Amount in The Fixed Accounts...........................      32
     Transfers Among Investment Divisions And The Fixed
       Accounts.............................................      32
  Limits On Transfers.......................................      33
  Options Available At No Additional Charge.................      35
     Dollar Cost Averaging..................................      35
     Enhanced Dollar Cost Averaging.........................      35
     Automatic Asset Reallocation...........................      36
     Interest Sweep.........................................      36
     Expense Allocation.....................................      36
  Additional Benefits Through Riders and Options............      36
  Scheduled Supplementary Term Insurance Rider vs. Base
     Policy Coverage........................................      37
  Maturity Date.............................................      38
  Tax-Free "Section 1035" Insurance Policy Exchanges........      39
  24-Month Exchange Privilege...............................      39
Premiums....................................................      39
     Planned Premium........................................      39
     Unplanned Premium......................................      40
     Risk Of Minimally Funded Policies......................      40
     Timing And Valuation...................................      41
     Free Look..............................................      41
     Premium Payments.......................................      41
     Premium Payments Returned For Insufficient Funds.......      42
Policy Payment Information..................................      42
     When Life Insurance Coverage Begins....................      42
     Changing the Face Amount Of Your Policy................      42
     Policy Proceeds........................................      43
     Payees.................................................      43
     When We Pay Policy Proceeds............................      43
     Death Claims...........................................      44
     Electing Or Changing A Payment Option..................      45
     Life Insurance Benefit Options.........................      45
     Changing Your Life Insurance Benefit Option............      46
Additional Policy Provisions................................      47

                                                                PAGE
                                                                ----
  Limits On Our Rights to Challenge Your Policy.............      47
  Suicide...................................................      47
  Misstatement Of Age Or Gender.............................      47
  Assignment................................................      47
Surrenders..................................................      48
  Partial Surrenders........................................      48
     Amount Available For A Partial Surrender...............      48
     Requesting A Partial Surrender.........................      48
     The Effect Of A Partial Surrender......................      48
  Full Surrenders...........................................      49
     Cash Surrender Value...................................      49
     Alternative Cash Surrender Value I or Alternative Cash
       Surrender Value II...................................      49
     Requesting a Surrender.................................      50
     When the Surrender is Effective........................      50
Loans.......................................................      50
     Your Policy As Collateral for a Loan...................      50
     Loan Interest..........................................      50
     Interest On The Cash Value Held As Collateral..........      51
     When Loan Interest Is Due..............................      51
     Loan Repayment.........................................      51
     Excess Loan Condition..................................      51
     The Effect Of A Policy Loan............................      51
Termination and Reinstatement...............................      52
     Late Period............................................      52
     No-Lapse Guarantee.....................................      52
     Reinstatement Option...................................      53
Distribution and Compensation Arrangements..................      53
Federal Income Tax Considerations...........................      54
     Our Intent.............................................      54
     Tax Status of NYLIAC and the Separate Account..........      54
     Charges for Taxes......................................      55
     Diversification Standards and Control Issues...........      55
     Life Insurance Status of Policy........................      56
     IRC Section 101(j)--Impact on Employer Owned Policies..      56
     Modified Endowment Contract Status.....................      57
     Status of The Policy After The Younger Insured Is Age
       100..................................................      57
     Policy Surrenders and Partial Withdrawals..............      58
     Policy Loans and Interest Deductions...................      58
     Corporate Owners.......................................      59
     Exchanges or Assignments of Policies...................      59
     Reasonableness Requirement for Charges.................      59
     Living Benefits Rider..................................      59
     Other Tax Issues.......................................      59
     Qualified Plans........................................      59
     Withholding............................................      60
Legal Proceedings...........................................      60
Records and Reports.........................................      60
Financial Statements........................................      61
State Variations............................................      61
Appendix A--Illustrations...................................     A-1
Obtaining Additional Information............................      68




     The NYLIAC Pinnacle Variable Universal Life and NYLIAC Pinnacle Survivorship Variable Universal Life Prospectus and Statement of Additional Information are posted on our corporate website, www.newyorklife.com.

                          SUMMARY OF BENEFITS AND RISKS

     The following is a brief summary of certain features of NYLIAC Pinnacle Variable Universal Life Insurance ("VUL") and NYLIAC Pinnacle Survivorship Variable Universal Life Insurance ("SVUL"). Many benefits of Pinnacle VUL and Pinnacle SVUL have a corresponding risk, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.

                                    BENEFITS

PROTECTION

     The policy offers you the protection of permanent life insurance that can, over time, become a valuable asset.

     The policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are added to the Investment Divisions according to your instructions. The Cash Value of the policy is based on:

       -- the amount in and performance of each Investment Division of the Separate Account;

       -- the amount in and interest credited to the Fixed Accounts; and

       -- the charges we deduct.

     With the policy, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate insurance policy.

FLEXIBLE PREMIUMS

     Policy premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the required initial minimum premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy's monthly deductions, you can increase, decrease, or stop making premium payments to meet your changing needs. See "Definitions" for an explanation of "Cash Surrender Value."

NO-LAPSE GUARANTEE


     The policy offers a no-lapse guarantee. This ensures that your policy will remain in effect during the first three Policy Years (the "guarantee period"), provided that your policy premium payments satisfy the minimum premium test. See "Termination and Reinstatement--No-Lapse Guarantee" for information on premiums required to pass the test. This benefit prevents your policy from lapsing for three years, regardless of your account performance. The guarantee period will end before the third policy anniversary if: (1) your premium payments do not pass the minimum premium test, (2) you change the Face Amount of the policy or the Life Insurance Benefit option resulting in a change in Face Amount, (3) you add or delete any riders to the policy, or increase or decrease rider coverage amounts, or (4) there is a change in underwriting class of the insured. In the thirty-seventh month, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a notice of payment due. If that notice is not paid, the policy will lapse. The no-lapse guarantee is not available if the policy is issued with the Level First-to-Die Rider, the Scheduled Term Insurance Rider, or the Scheduled Supplementary Term Insurance Rider.


LIQUIDITY THROUGH LOANS

     The policy allows you to access your policy's Cash Value through loans. Your policy value will be used as collateral to secure any policy loan. You can borrow an amount up to the loan value of your policy. The loan value of your policy is discussed more fully in the section below entitled "Loans."

LIQUIDITY THROUGH PARTIAL SURRENDERS

     You can also request a partial surrender from your policy for an amount up to the Cash Surrender Value of your policy. Partial surrenders will reduce the policy's Cash Value and can reduce your Life Insurance Benefit. We will not allow a partial surrender for an amount that would cause your policy's Face Amount, Target Face Amount, or Total Face Amount to fall below $500,000 ($250,000 of which is the minimum Face Amount requirement). Certain charges may apply. Partial surrenders can result in a taxable event. Also note that certain partial withdrawal requests must be made in writing and sent to NYLIAC's Variable Products Service Center ("VPSC") at one of the addresses listed on the first page of this prospectus. (See "Partial Withdrawals and Surrenders--Partial Withdrawals".)

ALTERNATIVE CASH SURRENDER VALUE

     An Alternative Cash Surrender Value (ACSV I and ACSV II) (see "Definitions" for an explanation of ACSV) may be made available to a Corporation, Irrevocable Trust, or other defined policyowner class if we agree. If your policy has an ACSV, the policy can be surrendered within the first ten years for the ACSV. The ACSV equals the Cash Surrender Value plus the unamortized ACSV benefit. Policies with an ACSV will have higher Mortality and Expense Risk charges and a lower fixed account crediting rate than policies without ACSV.

INVESTMENT DIVISION OPTIONS


     This policy offers you a choice of 46 Investment Divisions, 45 of which are available to all policyowners, the Standard Fixed Account and the Enhanced Dollar Cost Averaging Fixed Account. The transfer of value between the Investment Divisions can be made within limits. You can change your Investment Division and fixed account allocations tax-free during the life of the policy.


CHANGE THE AMOUNT OF COVERAGE


     With the policy, you are able to increase or decrease the policy's Face Amount. In order to request a decrease of the policy's Face Amount, you must send a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. (See "Changing the Face Amount of Your Policy".) You may request an increase of the policy's Face Amount by contacting your registered representative or by submitting a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. Increases are subject to underwriting and our approval. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will also result in additional cost of insurance charges and a new seven-year testing period for modified endowment contract status. Increases may result in an increase to the Target Premium. We can limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to purchase additional insurance through an existing term insurance rider rather than increasing the Face Amount of your policy. (See "The Policies--Additional Benefits Through Riders" for details.)


THREE LIFE INSURANCE BENEFIT OPTIONS

     The policy offers different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.

       -- Option 1--a level benefit equal to your policy's Face Amount.

       -- Option 2--a benefit that varies and equals the sum of your policy's
          Face Amount and Cash Value.

       -- Option 3--a benefit that varies and equals the sum of your policy's
          Face Amount and the Adjusted Total Premium.

     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations--Life Insurance Status of Policy--IRC Section 101(j)--Impact on Employer-Owned Policies" for more information.


AUTOMATED INVESTMENT FEATURES

     There are four administrative features available to help you manage the policy's Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation, Dollar Cost Averaging, Expense Allocation, and Interest Sweep.

ENHANCED DOLLAR COST AVERAGING PROGRAM

     You may elect the Enhanced Dollar Cost Averaging Program (Enhanced DCA) that allows you to set up dollar cost averaging using the Enhanced DCA Fixed Account when a premium payment is made.

OPTIONAL RIDERS

     The policy offers additional insurance coverage and other benefits through several optional riders. Certain riders have costs associated with them.

A HIGHLY-RATED COMPANY


     New York Life Insurance and Annuity Corporation ("NYLIAC") is a subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has 160 years of experience in the offering of insurance products. NYLIAC is a highly-rated insurer. Ratings reflect only NYLIAC's General Account, applicable to the Standard Fixed Account and DCA Fixed Account, and not applicable to the Investment Divisions, which are not guaranteed. NYLIAC's obligations under the policy are subject to its claim-paying ability, and are not backed or guaranteed by NYLIC.


                                      RISK

INVESTMENT RISK

     While a variable policy has the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may decline in value, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective and your risk tolerance.

RISK OF LAPSE

     Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that termination and lapse have the same meaning and effect.

     A policy that has a Cash Surrender Value just sufficient to cover monthly deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the no-lapse guarantee period ends, premium payments significantly higher than the premium necessary to maintain the no-lapse guarantee benefit may be required. In addition, by paying only the minimum required monthly premium for the no lapse guarantee, you may forego the opportunity to build up significant Cash Value in the policy. When determining the amount of your initial premium, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

POTENTIAL FOR INCREASED CHARGES


     The actual charges deducted are current charges on your policy. However, we have the right to increase those charges at any time up to the amount shown in your policy as the guaranteed maximum charges. In addition, we may increase the amount we deduct as a federal or state premium tax charge to reflect changes in tax law. Actual charges will never exceed the stated guaranteed charges. (See "Table of Fees and Expenses" for more information.)


RISK OF LAPSE FROM POLICY LOANS

     The larger the loan becomes relative to the policy's Cash Surrender Value, the greater the risk that the policy's remaining Cash Surrender Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

     A loan, repaid or not, has a permanent effect on your Cash Surrender Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Standard Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

TAX RISKS


     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the Internal Revenue Service ("IRS") may interpret the rules that apply to variable life insurance contracts in a manner that could result in you being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the policyowner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; and (6) the potential that corporate ownership of a policy may affect the owner's exposure to the corporate alternative minimum tax.


PORTFOLIO RISKS

     A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund's prospectus.

POTENTIALLY HARMFUL TRANSFER ACTIVITY


     This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see "Description of the Policy--Limits on Transfers" for more information). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:


       -- Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

       -- increased administrative and Fund brokerage expenses

       -- dilution of the interests of long-term investors

     An underlying Fund Portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See "Description of the Policy--Limits on Transfers" for more information on the risks of frequent trading.)


                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying and owning the policy. The charges shown apply to both VUL and SVUL unless otherwise indicated. The first table describes the fees and expenses that you will pay when you make a premium payment, a partial surrender, or transfer Cash Value between investment options.

                                TRANSACTION FEES

CHARGE                       WHEN CHARGE IS DEDUCTED              AMOUNT DEDUCTED
------                       -----------------------              ---------------
Sales Expense Charge         When premium payment is       Guaranteed maximum: 56.75% of
  for premiums paid up       applied                       premiums paid(1)
  to the Target Premium                                    Current: 56.75% of premiums
                                                           paid(2)

Sales Expense Charge         When premium payment is       Guaranteed maximum: 3.75% of
  for premiums paid          applied                       premiums paid(3)
  over the Target                                          Current: 2.75% of premiums
  Premium                                                  paid(4)


Tax Charges                  When premium payment is       All taxes may vary over time.
                             applied                       Guaranteed maximums are
                                                           subject to tax law changes.

                                                           Current: 2% of premiums paid
  State Premium Tax
Charge
  Federal Tax Charge
    - Non-Qualified                                        Current: 1.25% of premiums
  Policy                                                   paid
    - Qualified Policy                                     None


Partial Surrender Fee        At time of partial            Guaranteed maximum: $25 for
                             surrender                     each partial surrender
                                                           taken(5)
                                                           Current: $0


Transfer Charge              At time of transfer           Guaranteed maximum: $30 per
                                                           transfer after 12 transfers
                                                           in a Policy Year may be
                                                           imposed
                                                           Current: $0


Living Benefits Rider        When you exercise the         Guaranteed: $150
                             benefit                       Current: $100




1 Guaranteed sales expense charges for premiums paid up to the Target Premium are reduced to 26.75% in Policy Years 2-5, and 1.75% in Policy Years 6 and beyond.

2 Current sales expense charges for premiums paid up to the Target Premium are reduced to 26.75% in Policy Years 2-5, 1.75% in Policy Years 6, and 0.75% in Policy Years 7 and beyond.
3 Guaranteed sales expense charges for premiums paid over the Target Premium are reduced to 1.75% in Policy Years 6 and beyond.
4 Current sales expense charges for premiums paid over the Target Premium are reduced to 1.75% in Policy Year 6, and 0.75% in Policy Years 7 and beyond.
5 A partial surrender fee is not charged upon a full surrender of the policy.

     The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund's fees and expenses.

              PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES

CHARGE                      WHEN CHARGE IS DEDUCTED       AMOUNT DEDUCTED
------                      -----------------------       ---------------
Monthly Contract Charge    Each Monthly Deduction    Guaranteed Maximum $100
                           Day to age 100            per month(1)


Cost of Insurance          Each Monthly Deduction    Guaranteed Maximum:
  Charge(2) [VUL]          Day to age 100            $83.33 per month per
                                                     $1000 of Net Amount at
                                                     Risk(3)

                                                     Guaranteed Minimum:
                                                     $0.06 per month per
                                                     $1000 of Net Amount of
                                                     Risk

                                                     Guaranteed Initial
                                                     Charge for a
                                                     Male, Age 45, preferred
                                                     rating:
                                                     $0.28 per month per
                                                     $1000 of Net Amount of
                                                     Risk


Cost of Insurance          Each Monthly Deduction    Guaranteed Maximum:
  Charge(2) [SVUL]         Day to age 100 of the     $83.33 per month per
                           younger insured           $1000 of Net Amount at
                                                     Risk(3)

                                                     Guaranteed Minimum:
                                                     $0.01 per month per
                                                     $1000 of Net Amount of
                                                     Risk

                                                     Guaranteed Initial
                                                     Charge for a
                                                     Male, Age 65/Female, Age
                                                     65, preferred rating:
                                                     $0.02 per month per
                                                     $1000 of Net Amount of
                                                     Risk


Mortality and Expense      Each Monthly Deduction    Guaranteed Maximum:
  Risk Charge              Day                       Annual Rate of 1.00% of
                                                     Separate Account Value





                                                          Current:(4)
Separate Account Value:                                     No ACSV        ACSV I(5)      ACSV II(5)
-----------------------                                   -----------      ---------      ----------
Less than $250,000                                           0.55%           0.85%           1.00%
At least $250,000 but less than $500,000                     0.35%           0.65%           0.90%
At least $500,000 but less than $1,000.000                   0.30%           0.60%           0.85%
$1,000,000 or more                                           0.25%           0.55%           0.80%





Per Thousand Face          Each Monthly Deduction    $0.03 per $1000 of Face
  Amount Charge            Day                       Amount(6)

                                                     (Charge is based on the
                                                     policy's Face Amount,
                                                     plus any Supplemental
                                                     Term Rider benefit, plus
                                                     any Scheduled Term
                                                     Insurance Rider benefit,
                                                     plus any Scheduled
                                                     Supplementary Term
                                                     Insurance Rider Face
                                                     Amount)


RIDERS (VUL)

  - Guaranteed Minimum     Monthly until rider       $0.01 per $1000 of Face
    Death Benefit Rider    expires                   Amount


CHARGE                      WHEN CHARGE IS DEDUCTED       AMOUNT DEDUCTED
------                      -----------------------       ---------------
  - Supplementary Term     Monthly until rider       Guaranteed maximum:
  Rider(2)                 expires                   $41.71 per $1,000 of
                                                     term insurance benefit

                                                     Guaranteed minimum:
                                                     $0.07 per $1000 of term
                                                     insurance benefit at
                                                     Risk

                                                     Guaranteed charge:
                                                     Representative Insured
                                                     (Male, Age 45,
                                                     Preferred) $0.36 per
                                                     $1000 of term insurance
                                                     benefit


  - Scheduled Term         Monthly until rider       Guaranteed maximum:
  Insurance Rider(2)       expires                   $41.71 per $1,000 of
                                                     Face Amount

                                                     Guaranteed minimum:
                                                     $0.07 per $1,000 of Face
                                                     Amount

                                                     Guaranteed charge:
                                                     Representative Insured
                                                     (Male, Age 45,
                                                     Preferred) $0.36 per
                                                     $1000 of Face Amount


  - Scheduled              Monthly until rider       Guaranteed maximum:
    Supplementary(2)       expires                   $41.71 per $1,000 of
    Term Insurance                                   term insurance benefit
    Rider
                                                     Guaranteed minimum:
                                                     $0.07 per $1000 of term
                                                     insurance benefit

                                                     Guaranteed charge:
                                                     Representative Insured
                                                     (Male, Age 45,
                                                     Preferred) $0.36 per
                                                     $1000 of term insurance
                                                     benefit


  - Life Extension         Monthly until rider       Guaranteed maximum:
    Benefit I Rider(2)     expires                   $1.15 per month per
                           (Charges begin at         $1000 of Net Amount at
                           insured's                 Risk
                           age 90)
                                                     Guaranteed minimum:
                                                     $0.03 per month per
                                                     $1000 of Net Amount at
                                                     Risk

                                                     Representative Insured:
                                                     (Male, Age 45,
                                                     Preferred) $0.58 per
                                                     month per $1000 of Net
                                                     Amount at Risk


  - Life Extension         Monthly until rider       Guaranteed maximum:
    Benefit II Rider(2)    expires                   $2.34 per month per
                                                     $1000 of Face Amount

                                                     Guaranteed minimum:
                                                     $0.0002 per month per
                                                     $1000 of Face Amount

                                                     Representative Insured:
                                                     (Male, Age 45,
                                                     Preferred) $0.01 per
                                                     month per $1000 of Face
                                                     Amount


  - Spouse's Paid-Up       N/A                       No Charge
    Insurance
    Purchase Option


RIDERS (SVUL)

  - Guaranteed Minimum     Monthly until rider       $0.01 per $1000 Face
    Death Benefit Rider    expires                   Amount


  - Supplementary Term     Monthly until rider       Guaranteed maximum:
  Rider(2)                 expires                   $34.94 per $1000 of term
                                                     insurance benefit

                                                     Guaranteed minimum:
                                                     $0.0001 per $1000 of
                                                     term insurance benefit

                                                     Guaranteed charge:
                                                     Representative Insureds:
                                                     (Male/Female--Age 65/65,
                                                     Preferred) $0.03 per
                                                     $1000 of term insurance
                                                     benefit



CHARGE                      WHEN CHARGE IS DEDUCTED       AMOUNT DEDUCTED
------                      -----------------------       ---------------
  - Scheduled Term         Monthly until rider       Guaranteed maximum:
    Insurance Rider(2)     expires                   $34.94 per $1000 of term
                                                     insurance Face Amount

                                                     Guaranteed minimum:
                                                     $0.0001 per $1000 of
                                                     term insurance Face
                                                     Amount

                                                     Guaranteed charge:
                                                     Representative Insureds:
                                                     (Male, Age 65/Female,
                                                     Age 65, Preferred) $0.03
                                                     per $1000 of term
                                                     insurance Face Amount


  - Scheduled              Monthly until rider       Guaranteed maximum:
    Supplementary Term     expires                   $34.94 per $1000 of term
    Insurance Rider(2)                               insurance benefit

                                                     Guaranteed minimum:
                                                     $0.0001 per $1000 of
                                                     term insurance benefit

                                                     Guaranteed charge:
                                                     Representative Insureds:
                                                     (Male/Female--Age 65/65,
                                                     Preferred) $0.03 per
                                                     month per $1000 of term
                                                     insurance benefit


  - Life Extension         Monthly until rider       Guaranteed maximum:
    Benefit I Rider(2)     expires                   $1.27 per month per
                           (charges begin at         $1000 of Net Amount at
                           insured's                 Risk
                           age 90)
                                                     Guaranteed minimum:
                                                     $0.29 per month per
                                                     $1000 of Net Amount at
                                                     Risk

                                                     Representative Insured:
                                                     (Male, Age 65/Female,
                                                     Age 65, Preferred) $0.82
                                                     per month per $1000 of
                                                     Net Amount at Risk


  - Life Extension         Monthly until rider       Guaranteed maximum:
    Benefit II Rider(2)    expires                   $3.19 per month per
                                                     $1000 of Face Amount

                                                     Guaranteed minimum:
                                                     $0.0008 per month per
                                                     $1000 of Face Amount

                                                     Representative Insured:
                                                     (Male, Age 65/Female,
                                                     Age 65, Preferred) $0.14
                                                     per month $1000 of Face
                                                     Amount


  - Level First-to-Die     Monthly until rider       Guaranteed maximum:
    Term Rider(2)          expires                   $60.78 per month per
                                                     $1000 of term insurance
                                                     Face Amount

                                                     Guaranteed minimum:
                                                     $0.02 per month per
                                                     $1000 of term insurance
                                                     Face Amount

                                                     Guaranteed charge:
                                                     Representative Insured:
                                                     (Male/Female--Age 65,
                                                     Preferred) $2.92 per
                                                     month per $1000 of term
                                                     insurance Face Amount


  - Loan Interest          Monthly (while loan       Guaranteed 6% annually
                           balance is                current 4% annually(7)
                           outstanding)




-------

(1) Guaranteed monthly contract charges are reduced to $50 and current monthly contract charges are reduced to $25 in Policy Years 2 and beyond. If the Face Amount, Target Face Amount, or Total Face Amount falls below $1 million, the monthly contract charge is guaranteed not to exceed $25 per month.
(2) This cost varies based on characteristics of the Insured(s) and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your Registered Representative. Effective May 16, 2005, the Supplementary Term Rider is no longer offered for new sales.
(3) "Net Amount at Risk" is equal to the Life Insurance Benefit minus the policy's Cash Value. See "Life Insurance Benefit Options" for more information. The cost of insurance shown here does not reflect any applicable flat extra charge, which may be imposed based on our underwriting.

(4) In Policy Years 21 and beyond, current Mortality and Expense Risk charges are as follows -- if Separate Account Value is: less than $250,000, 0.35% per year; at least $250,000 but less than $500,000, 0.15% per year; at least $500,000 but less than $1,000,000, 0.10% per year; $1,000,000 or more, 0.05%
    per year.


(5) Charges are for Policy Years 1 through 10. For Policy Years 11 and beyond, current Mortality and Expense Risk charges for policies with ACSV I and ACSV II are at an annual rate of 0.55%, 0.35%, 0.30%, and 0.25% respectively and subject to further reductions as defined in the above footnote (4). The Mortality and Expense Risk charge is guaranteed not to exceed 1.00% per year.

(6) Current per thousand Face Amount charges are reduced to $0.00 in Policy Years 6 and beyond.
(7) The current loan interest rate is reduced to 3.25% annually in Policy Years 11 and beyond.

     The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2007. Fund expenses may be higher or lower in the future. More information concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.


     FUNDS' ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
                                   ASSETS)(1)

                                                       MINIMUM            MAXIMUM
                                                       -------            -------
Total Annual Fund Companies' Operating
  Expenses(2)..................................         0.10%              5.32%





 (1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2007. This information is provided by the Funds and their agents. The information is based on 2007 expenses. We have not verified the accuracy of this information.

 (2) Expenses that are deducted from Fund Company assets, including management fees, distribution fees, service fees 12b-1 fees, and other expenses.

                             FUND ANNUAL EXPENSES(#)


------------------------------------------------------------------------------------------------------------------
                                                                                                        TOTAL FUND
                                                                ADMINISTRATION   12b-1     OTHER          ANNUAL
                    FUND                      ADVISORY FEES          FEES         FEES   EXPENSES       EXPENSE(a)
------------------------------------------------------------------------------------------------------------------
MainStay VP Bond--Initial Class                   0.49%(b)(c)        0.00%       0.00%     0.05%(c)        0.54%

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


MainStay VP Capital Appreciation--Initial
Class                                             0.61%(d)(c)        0.00%       0.00%     0.04%(c)        0.65%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


MainStay VP Cash Management                       0.44%(e)(c)        0.00%       0.00%     0.05%(c)        0.49%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


MainStay VP Common Stock--Initial Class           0.54%(f)(c)        0.00%       0.00%     0.05%(g)(c)     0.59%(h)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


MainStay VP Convertible--Initial Class            0.60%(i)(c)        0.00%       0.00%     0.06%(g)(c)     0.66%(h)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


MainStay VP Floating Rate--Initial Class          0.60%(j)           0.00%       0.00%     0.07%           0.67%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


MainStay VP Government--Initial Class             0.50%(k)(c)        0.00%       0.00%     0.06%(c)        0.56%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


MainStay VP High Yield Corporate
Bond--Initial Class                               0.56%(l)(c)        0.00%       0.00%     0.05%(g)(c)     0.61%(h)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


MainStay VP ICAP Select Equity--Initial
Class                                             0.78%(m)(c)        0.00%       0.00%     0.06%(c)        0.84%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


MainStay VP Large Cap Growth--Initial Class       0.75%(n)(c)        0.00%       0.00%     0.05%(c)        0.80%(o)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


MainStay VP S&P 500 Index--Initial Class          0.29%(p)(c)        0.00%       0.00%     0.04%(c)        0.33%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


MainStay VP Total Return--Initial Class           0.57%(q)(c)        0.00%       0.00%     0.06%(g)(c)     0.63%(h)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


MainStay VP Value--Initial Class*                 0.36%(j)           0.20%       0.00%     0.05%(g)        0.61%(h)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


Alger American Capital Appreciation--Class
O Shares                                          0.81%(r)           0.00%       0.00%    0.155%          0.965%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


Alger American SmallCap Growth--Class O
  Shares  (formerly Alger American Small
  Capitalization)**                               0.81%              0.00%       0.00%     0.15%           0.96%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


American Century VP Inflation
Protection--Class II                              0.49%(s)           0.00%       0.25%     0.01%(t)        0.75%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


American Century VP International--Class II       1.10%(s)           0.00%       0.25%     0.01%(u)        1.36%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


American Century VP Value--Class II               0.83%(s)           0.00%       0.25%     0.01%(u)        1.09%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


Dreyfus IP Technology Growth--Initial Class       0.75%(v)           0.00%       0.00%     0.14%(w)        0.99%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


Dreyfus VIF Developing Leaders--Initial
Class                                             0.75%(v)           0.00%       0.00%     0.06%           0.81%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Contrafund(R)--Initial
Class                                             0.56%(j)           0.00%       0.00%     0.09%           0.65%(x)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Equity-Income--Initial
Class                                             0.46%(j)           0.00%       0.00%     0.09%           0.55%(x)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Growth--Initial Class             0.56%(j)           0.00%       0.00%     0.09%           0.65%(x)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Index 500--Initial Class          0.10%(j)           0.00%       0.00%     0.00%           0.10%(y)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Investment Grade
Bond--Initial Class                               0.32%(j)           0.00%       0.00%     0.11%           0.43%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Mid Cap--Initial Class            0.56%(j)           0.00%       0.00%     0.11%           0.67%(x)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Overseas--Initial Class           0.71%(j)           0.00%       0.00%     0.14%           0.85%(x)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


Janus Aspen Series Balanced--Institutional
Shares                                            0.55%(z)           0.00%       0.00%     0.02%           0.57%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


Janus Aspen Series Mid Cap
  Growth--Institutional Shares                    0.64%(z)           0.00%       0.00%     0.04%           0.68%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


Janus Aspen Series Worldwide
  Growth--Institutional Shares(aa)                0.65%(z)           0.00%       0.00%     0.02%           0.67%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


MFS(R) Investors Trust Series--Initial
Class                                             0.75%(j)           0.00%       0.00%     0.10%           0.85%(bb)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


MFS(R) New Discovery Series--Initial Class        0.90%(j)           0.00%       0.00%     0.11%           1.01%(bb)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


MFS(R) Research Series--Initial Class             0.75%(j)           0.00%       0.00%     0.13%           0.88%(bb)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


MFS(R) Utilities Series--Initial Class            0.75%(j)           0.00%       0.00%     0.10%           0.85%(bb)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


Neuberger Berman AMT Mid-Cap Growth--Class
I                                                 0.82%(cc)          0.00%       0.00%     0.07%           0.89%(dd)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


PIMCO Global Bond Administrative Class
Shares                                            0.25%              0.00%       0.15%     0.50%(ee)       0.90%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


PIMCO Low Duration Administrative Class
Shares                                            0.25%              0.00%       0.15%     0.25%(ee)       0.65%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


PIMCO Real Return Administrative Class
Shares                                            0.25%              0.00%       0.15%     0.25%(ee)       0.65%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                                                                        TOTAL FUND
                                                                ADMINISTRATION   12b-1     OTHER          ANNUAL
                    FUND                      ADVISORY FEES          FEES         FEES   EXPENSES       EXPENSE(a)
------------------------------------------------------------------------------------------------------------------

PIMCO Total Return Administrative Class
Shares                                            0.25%              0.00%       0.15%     0.43%(ee)       0.83%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


T. Rowe Price Equity Income Portfolio             0.85%(ff)          0.00%       0.00%     0.00%           0.85%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


T. Rowe Price Limited-Term Bond                   0.70%(ff)          0.00%       0.00%     0.00%           0.70%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


Van Eck Worldwide Absolute Return Fund            2.50%              0.00%       0.00%     2.82%           5.32%(gg)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


Van Eck Worldwide Hard Assets Fund                1.00%              0.00%       0.00%     0.01%           1.01%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


Van Kampen UIF Emerging Markets Debt--Class
I(hh)                                             0.75%(j)           0.00%       0.00%     0.31%           1.06%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


Van Kampen UIF Emerging Markets
Equity--Class I(hh)                               1.21%(j)           0.00%       0.00%     0.37%           1.58%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


Van Kampen UIF U.S. Real Estate--Class
I(hh)                                             0.74%(j)           0.00%       0.00%     0.30%(ii)       1.04%(jj)
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------





sec. The 12b-1 fee charge is an ongoing fee. The fee will increase the cost of your investment and may cost you more than paying other types of sales charges.



* The MainStay VP Value portfolio will merge with and into the MainStay VP ICAP Select Equity portfolio on May 16, 2008.



** No premiums of transfers will be accepted into this Investment Division from policyowners who did not have Cash Value allocated to this Investment Division prior to June 1, 2007. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.



# The Fund or its agents provided the fees and charges, which are based on 2007 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



(a) Shown as a percentage of average net assets for the fiscal year ended December 31, 2007, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2007 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



(b) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.



(c)  Expenses have been restated to reflect current fees.



(d) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.61% on assets up to $1 billion; and 0.50% on assets over $1 billion.



(e) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.45% on assets up to $500 million; 0.40% on assets from $500 million to $1 billion; and 0.35% on assets over $1 billion.



(f) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.



(g) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the fund invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(h) The Total Fund Annual Expenses may differ from the amounts shown in the Financial Highlights section of the Fund's Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.



(i) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.60% on assets up to $1 billion; and 0.50% on assets over $1 billion.



(j)  The fees designated as "Advisory Fees" reflect "Management Fees."



(k) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.



(l) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.57% on assets up to $1 billion; 0.55% on assets from $1 billion to $5 billion; and 0.525% on assets over $5 billion.



(m) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.80% on assets up to $250 million; 0.75% on assets from $250 million up to $1 billion; and 0.74% on assets over $1 billion. Effective May 1, 2008, NYLIM has agreed contractually to waive a portion of its management fee so that the management fee is 0.75% on assets up to $250 million; 0.70% on assets from $250 million up to $1 billion and 0.69% on assets over $1 billion. This waiver will be in effect through May 1, 2009, and may be modified only with Board approval. With this waiver, the Total Fund Annual Expenses were 0.79% for Initial Class Shares. There is no guarantee that this contractual waiver will continue beyond that date.



(n) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $1 billion; and 0.70% on assets over $1 billion.



(o) NYLIM voluntarily has committed to the Board to share equally with the Portfolio any reduction in the subadvisory fee to the extent that the net management fee to NYLIM exceeds 0.10%. This has resulted in a benefit of 0.02%. With this waiver, the Total Fund Annual Expenses were 0.78% for Initial Class Shares. There is no guarantee this waiver will continue.



(p) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.30% on assets up to $1 billion; 0.275% on assets from $1 billion to $2 billion; 0.265% on assets from $2 billion to $3 billion; and 0.25% on assets over $3 billion. Effective May 1, 2008, NYLIM has voluntarily agreed to waive a portion of its management fee so that the Management Fee is 0.25% on assets up to $1 billion; 0.225% on assets from $1 billion to $2 billion; 0.215% on assets from $2 billion to $3 billion; and 0.20% on assets over $3 billion. With this waiver, the Total Fund Annual Expenses were 0.28% for Initial Class Shares.

(q) The fees designated as "Advisory Fees" reflect "Management Fees''. Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.57% on assets up to $1 billion; and 0.55% on assets over $1 billion.



(r) Effective December 1, 2006 through November 30, 2011, the Manager has contractually agreed to waive 0.035% if its Advisory Fees.



(s) The fees designated as "Advisory Fees" reflect "Management Fees". The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as assets increase and increases as assets decrease.



(t) Other expenses include the fees and expenses of the fund's independent directors and their legal counsel, as well as interest.



(u) Other expenses include the fees and expenses of the fund's independent directors and their legal counsel, interest and fees and expenses incurred indirectly by the fund as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles.



(v) The Advisory Fees reflect the amount paid to The Dreyfus Corporation for providing management services.



(w) Other expenses include expenses of 0.01% for acquired portfolio fees and expenses.



(x) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64% for Fidelity(R) VIP Contrafund(R), 0.54% for Fidelity(R) VIP Equity-Income, 0.64% for Fidelity(R) VIP Growth, 0.66% for Fidelity(R) VIP Mid Cap, 0.82% for Fidelity(R) VIP Overseas. These offsets may be discontinued at any time.



(y) Management fees for the fund have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund's shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the fund manager's part.



(z) The fees designated as "Advisory Fees" reflect "Management Fees". The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital as of the end of the fiscal year.



(aa) Worldwide Growth Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.60% for the Worldwide Growth Portfolio, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the Management Fee. Refer to "Management Expenses" in the fund's Prospectus for additional information with further description in the fund's Statement of Additional Information ("SAI").



(bb) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Total Fund Annual Expenses" would be lower.



(cc) The fees designated as "Advisory Fees" reflect "Investment Management and Administration Fees".



(dd) Class I: Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2011 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Mid-Cap Growth and Partners Portfolio) and excluding taxes, interest, extraordinary expenses, brokerage commissions, and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Mid-Cap Growth and Partners Portfolios. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.



(ee) "Other Expenses" reflect an administrative fee of 0.50% for the Global Bond Portfolio and 0.25% for Low Duration and Real Return Portfolios. "Other Expenses" reflect an administrative fee of 0.25% and interest expense for the Total Return Portfolio.



(ff) The fees designated as "Advisory Fees" reflect "Management Fees" and "Other Expenses."



(gg) Net effect of expenses reimbursement by Adviser to average net assets for the period ended 12/31/07 was 1.19%. Expense waiver excludes 1.63% of dividends on securities sold short.



(hh) Morgan Stanley Investment Management Inc. does business in certain instances using the name Van Kampen.



(ii)  Includes 0.02% "Other Operating or Investment Expenses".



(jj) For the fiscal year ended December 31, 2007, after giving effect to the Adviser's voluntary fee waivers and/or expense reimbursements, the Total Fund Annual Expenses incurred by investors, including certain investment related expenses, was 1.04% for UIF U.S. Real Estate--Class I. The Total Fund Annual Expenses excluding certain investment related expense was 1.02% for UIF U.S. Real Estate--Class I.

                                   DEFINITIONS

ADJUSTED TOTAL PREMIUM: The total premiums paid minus any partial surrenders. This amount will never be less than zero.

AGE: Insured's age at the nearest birthday (i.e., birthday within 6 months of the Policy Date). If the Policy Date is more than 6 months after the insured's most recent birthday, the issue age is the Insured's age on the next birthday.


ALLOCATION ALTERNATIVES: The 46 Investment Divisions available through the Separate Account, and the Fixed Accounts.



ALTERNATIVE CASH SURRENDER VALUE ("ACSV I AND ACSV II"): For eligible policies, an amount equal to the Cash Surrender Value plus the sum of all sales expense charges and monthly per thousand Face Amount charges amortized over the first ten Policy Years. If your policy has ACSV, then for a period of ten years from the Issue Date, while the Insured is still living, you may surrender the policy for the Alternative Cash Surrender Value.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 pm Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier.

CASH SURRENDER VALUE: The Cash Value less any unpaid loans and accrued interest. See "Full Surrenders" for more information.

CASH VALUE: The policy's Separate Account Value, plus the value in the Fixed Accounts.

CASH VALUE ACCUMULATION TEST ("CVAT"): An IRS test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.


ENHANCED DOLLAR COST AVERAGING "DCA" FIXED ACCOUNT: The 12-month DCA account used specifically for the Enhanced DCA program.



FACE AMOUNT: The dollar amount of life insurance under the base policy as selected by the policyowner at the time of issue. It equals the initial face amount shown on the Policy Data Page, plus or minus any changes made to the initial face amount.



FIXED ACCOUNTS:  The Standard Fixed Account and the Enhanced DCA Fixed Account.


FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any net premium payments you make during the free look period to this account.


GUIDELINE PREMIUM TEST ("GPT"): An IRS test to determine whether a policy can be considered life insurance. See "Policy Payment Information--Life Insurance Benefit Options" for more information.


INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC:  Internal Revenue Code of 1986, as amended.

ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.

LIFE INSURANCE BENEFIT: The benefit calculated under the life insurance benefit option you have chosen.

MONTHLY DEDUCTION DAY: The date that we deduct your monthly contract charge, cost of insurance charge, Mortality and Expense Risk charge, per thousand Face Amount charge, and any rider charges from your policy's Cash Value. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the first occurrence of this calendar day on or following the date we receive the initial premium payment.


MORTALITY AND EXPENSE RISK: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).


NET AMOUNT AT RISK: An amount equal to the Life Insurance Benefit minus the policy's Cash Value. See "Policy Payment Information--Life Insurance Benefit Options" for more information.


NON-QUALIFIED POLICY: A policy issued to a person or an entity, other than an employee benefit plan, that qualifies for special federal income tax treatment.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the insured (under VUL) or last surviving insured (under SVUL) died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional death benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest).

POLICY YEAR: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

QUALIFIED POLICY: A policy owned by an employee benefit plan that qualifies for special federal income tax treatment.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums that are allocated to the Investment Divisions.

SEPARATE ACCOUNT VALUE: An amount equal to the Cash Value allocated to the Separate Account.

STANDARD FIXED ACCOUNT: The fixed account that credits interest at a fixed rate. The Standard Fixed Account is supported by assets in NYLIAC's General Account. The amount in the Standard Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

TARGET FACE AMOUNT: An amount equal to the policy's Face Amount plus the Supplementary Term Rider term insurance Face Amount.

TARGET PREMIUM: An amount used to determine the premium expense charges to be deducted from your premium payment in a given Policy Year. The amount of the Target Premium is derived from the policy's Face Amount and the insured's Age, gender, and risk class. The Target Premium may change if the policy's Face Amount is increased or decreased.

TOTAL FACE AMOUNT: An amount equal to the policy's Face Amount, or Target Face Amount if applicable, plus the face amount of the Scheduled Supplementary Term Insurance Rider.

VPSC:  Variable Products Service Center.

                           MANAGEMENT AND ORGANIZATION

                                     INSURER

           New York Life Insurance and Annuity Corporation ("NYLIAC")
         (a wholly-owned subsidiary of New York Life Insurance Company)
                                51 Madison Avenue
                               New York, NY 10010

                                   YOUR POLICY


     The policy is offered by NYLIAC. Policy assets allocated to the Investment Divisions are invested in NYLIAC Variable Universal Life Separate Account-I (the "Separate Account"), which has been in existence since June 4, 1993. The policy offers life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, loans and partial surrenders, the ability to change the Face Amount of the policy, and the ability to invest in up to 47 Allocation Alternatives, including the 46 Investment Divisions, 45 of which are available to new policyowners, and the Fixed Accounts.



     The policies are variable. This means that the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Standard Fixed Account and the Enhanced DCA Fixed Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios' investments.


     Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state. (See "State Variations" for details.)

                           ABOUT THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account-I (the "Separate Account") is a segregated asset account that NYLIAC has established to receive and invest your net premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of NYLIAC's Standard Fixed Account or Enhanced DCA Fixed Account, or any other separate account of NYLIAC.


     The Separate Account currently consists of 46 Investment Divisions available under the policy, 45 of which are available to all policyowners. After the end of the Free Look period, premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.

                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

     Specifically we reserve the right to:

       -- add or remove any Investment Division;

       -- create new separate accounts;

       -- combine the Separate Account with one or more other separate accounts;

       -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

       -- deregister the Separate Account under the 1940 Act;

       -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

       -- transfer the assets of the Separate Account to one or more other separate accounts;

       -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

       -- change the name of the Separate Account.

                               THE FIXED ACCOUNTS

     The Fixed Accounts are supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Accounts however we choose, within limits. Your interest in the Fixed Accounts is not registered under the Securities Act of 1933, as amended (the "1933 Act"), and the Fixed Accounts are not registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Accounts.

                       HOW TO REACH US FOR POLICY SERVICES

     You can reach us in several ways. Please send service requests to us at one of the Variable Products Service Center ("VPSC") addresses listed on the first page of this prospectus.

     All New York Life or NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform New York Life or NYLIAC of an address change so that you can receive important statements. By completing a Telephone Request Form you can authorize a third party to have access, through a Customer Service Representative, to your policy information and to make fund transfers, allocation changes, and other permitted transactions. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.

     NYLIAC does not permit current and former Registered Representatives to have authorization to request transactions on behalf of their clients. Authorization to these Registered Representatives will be limited to accessing policy information only.


     Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests for policy transactions or e-mails of imaged, signed service requests.

                          FUNDS AND ELIGIBLE PORTFOLIOS

     The Portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read their prospectuses, which are found at the end of the policy's prospectus. The Fund's prospectus should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

     We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from "Rule 12b-1" fees charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the Policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.


     The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.05% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your Registered Representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.


--------------------------------------------------------------------------------------------------------
 FUNDS AND ELIGIBLE PORTFOLIOS          INVESTMENT ADVISER                 INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------------------------------
MainStay VP Series Fund, Inc.:       New York Life Investment
                                     Management LLC ("NYLIM")
  MainStay VP Bond--Initial                   NYLIM               Seeks highest income over the long
  Class                                                           term consistent with preservation of
                                                                  principal.
  MainStay VP Capital             Subadviser: MacKay Shields LLC  Seeks long-term growth of capital.
  Appreciation--Initial Class               ("MacKay")            Dividend income, if any, is an
                                                                  incidental consideration.
  MainStay VP Cash Management           Subadviser: MacKay        Seeks as high a level of current
                                                                  income as is considered consistent
                                                                  with the preservation of capital and
                                                                  liquidity.
  MainStay VP Common Stock--                  NYLIM               Seeks long-term growth of capital,
  Initial Class                                                   with income as a secondary
                                                                  consideration.
  MainStay VP Convertible--             Subadviser: MacKay        Seeks capital appreciation together
  Initial Class                                                   with current income.
  MainStay VP Floating                        NYLIM               Seeks to provide high current income.
  Rate--Initial Class
  MainStay VP                           Subadviser: MacKay        Seeks a high level of current income,
  Government--Initial Class                                       consistent with safety of principal.
  MainStay VP High Yield                Subadviser: MacKay        Seeks maximum current income through
  Corporate Bond--Initial Class                                   investment in a diversified Portfolio
                                                                  of high yield, high risk debt
                                                                  securities. Capital appreciation is a
                                                                  secondary objective.
  MainStay VP ICAP Select           Subadviser: Institutional     Seeks superior total return.
  Equity--Initial Class                Capital LLC ("ICAP")
  MainStay VP Large Cap            Subadviser: Winslow Capital    Seeks long-term growth of capital.
  Growth--Initial Class                  Management, Inc.
  MainStay VP S&P 500                         NYLIM               Seeks to provide investment results
  Index--Initial Class                                            that correspond to the total return
                                                                  performance (reflecting reinvestment
                                                                  of dividends) of common stocks in the
                                                                  aggregate, as represented by the S&P
                                                                  500(R) Index.



--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
 FUNDS AND ELIGIBLE PORTFOLIOS          INVESTMENT ADVISER                 INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------------------------------
  MainStay VP Total Return--            Subadviser: MacKay        Seeks to realize current income
  Initial Class                                                   consistent with reasonable opportunity
                                                                  for future growth of capital and
                                                                  income.

  MainStay VP Value--Initial            Subadviser: MacKay        Seeks to realize maximum long-term
  Class*                                                          total return from a combination of
                                                                  capital growth and income.

--------------------------------------------------------------------------------------------------------
The Alger American Fund:           Fred Alger Management, Inc.

  Alger American Capital                                          Seeks long-term capital appreciation.
  Appreciation--Class O Shares
                                                                ----------------------------------------
  Alger American SmallCap                                         Seeks long-term capital appreciation
  Growth--Class O Shares                                          by focusing on small, fast growing
  (formerly Alger American                                        companies that offer innovative
  Small Capitalization)**                                         products, services, or technologies to
                                                                  a rapidly expanding marketplace.

--------------------------------------------------------------------------------------------------------
American Century(R) Variable       American Century Investment
Portfolios, Inc.:                        Management, Inc.

  American Century VP Inflation                                   Pursues long-term total return using a
  Protection--Class II                                            strategy that seeks to protect against
                                                                  U.S. inflation.
                                                                ----------------------------------------
  American Century VP                American Century Global      Seeks capital growth by investing
  International--Class II          Investment Management, Inc.    primarily in securities of foreign
                                                                  companies that management believes to
                                                                  have potential for appreciation.
                                                                ----------------------------------------
  American Century VP Value--      American Century Investment    Seeks long-term capital growth with
  Class II                               Management, Inc.         income as a secondary objective.
                                                                  Invests primarily in equity series of
                                                                  well established companies that
                                                                  management believes to be under-valued
                                                                  at the time of purchase.

--------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios:       The Dreyfus Corporation

  Dreyfus IP Technology                                           The Portfolio seeks capital
  Growth--Initial Shares                                          appreciation. To pursue this goal, the
                                                                  Portfolio normally invests at least
                                                                  80% of its assets in the stocks of
                                                                  growth companies of any size that
                                                                  Dreyfus believes to be leading
                                                                  producers or beneficiaries of
                                                                  technological innovation.

                                ------------------------------------------------------------------------
Dreyfus Variable Investment
Fund:

  Dreyfus VIF Developing             The Dreyfus Corporation      The Portfolio seeks capital growth. To
  Leaders--Initial Shares                                         pursue this goal, the Portfolio
                                                                  normally invests at least 80% of its
                                                                  assets in the stocks of companies
                                                                  Dreyfus believes to be developing
                                                                  leaders: companies characterized by
                                                                  new or innovative products, services
                                                                  or processes having the potential to
                                                                  enhance earnings or revenue growth.
--------------------------------------------------------------------------------------------------------

Fidelity Variable Insurance
  Products Fund:

  Fidelity(R) VIP                 Adviser: Fidelity Management &  Seeks long-term capital appreciation.
  Contrafund(R)--                    Research Company ("FMR")
  Initial Class                            Subadvisers:
                                     FMR Co., Inc. ("FMRC"),
                                  Fidelity Research and Analysis
                                        Company ("FRAC"),
                                  Fidelity Management & Research
                                           (U.K.) Inc.
                                          ("FMR U.K."),
                                      Fidelity International
                                  Investment Advisors ("FIIA"),
                                      Fidelity International
                                    Investment Advisors (U.K.)
                                    Limited ["FIIA (U.K.)L"],
                                    Fidelity Investments Japan
                                         Limited ("FIJ")
--------------------------------------------------------------------------------------------------------




* The MainStay VP Value portfolio will merge with and into the MainStay VP ICAP Select Equity portfolio on May 16, 2008.



** No Premiums or transfers will be accepted into this Investment Division from policyowners who did not have Cash Value allocated to this Investment Division prior to June 1, 2007. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.

--------------------------------------------------------------------------------------------------------
 FUNDS AND ELIGIBLE PORTFOLIOS          INVESTMENT ADVISER                 INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------------------------------

  Fidelity(R) VIP Equity-          Adviser: Fidelity Management   Seeks reasonable income. The Fund will
  Income--                              & Research Company        also consider the potential for
  Initial Class                            Subadvisers:           capital appreciation. The Fund's goal
                                               FMRC,              is to achieve a yield which exceeds
                                               FRAC,              the composite yield on the securities
                                             FMR U.K.,            comprising the Standard & Poor's(SM)
                                               FIIA,              Index (S&P 500(R)).
                                          FIIA (U.K.) L,
                                                FIJ

  Fidelity(R) VIP Growth--        Fidelity Management & Research  Seeks to achieve capital appreciation.
  Initial Class                              Company
                                           Subadvisers:
                                              FMRC,
                                              FRAC,
                                            FMR U.K.,
                                              FIIA,
                                          FIIA (U.K.) L,
                                               FIJ

  Fidelity(R) VIP Index 500--     Fidelity Management & Research  Seeks investment results that
  Initial Class                              Company              correspond to the total return of
                                           Subadvisers:           common stocks publicly traded in the
                                    Geode Capital Management,     United States, as represented by the
                                               FMRC               S&P 500(R).

  Fidelity(R) VIP Investment      Fidelity Management & Research  Seeks as high a level of current
  Grade Bond--Initial Class                  Company              income as is consistent with the
                                           Subadvisers:           preservation of capital.
                                    Fidelity Investments Money
                                         Management, Inc.
                                             (FIMM),
                                              FRAC,
                                              FIIA,
                                               FIIA
                                             (U.K.) L

  Fidelity(R) VIP Mid Cap--       Fidelity Management & Research  Seeks long-term growth of capital.
  Initial Class                              Company
                                           Subadvisers:
                                              FMRC,
                                              FRAC,
                                               FMR
                                              U.K.,
                                              FIIA,
                                          FIIA (U.K.) L,
                                               FIJ

  Fidelity(R) VIP Overseas--      Fidelity Management & Research  Seeks long-term growth of capital.
  Initial Class                              Company

--------------------------------------------------------------------------------------------------------
Janus Aspen Series:                Janus Capital Management LLC

  Janus Aspen Series                                              Long-term capital growth, consistent
  Balanced--Institutional                                         with preservation of capital and
  Shares                                                          balanced by current income.

  Janus Aspen Series Mid Cap                                      Long-term growth of capital.
  Growth--Institutional Shares

  Janus Aspen Series Worldwide                                    Long-term growth of capital in a
  Growth--Institutional Shares                                    manner consistent with the
                                                                  preservation of capital.

--------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance            Massachusetts Financial
Trust(SM):                           Services Company ("MFS")

  MFS(R) Investors Trust                                          Seeks capital appreciation.
  Series--Initial Class

  MFS(R) New Discovery                                            Seeks capital appreciation.
  Series--Initial Class

  MFS(R) Research                                                 Seeks capital appreciation.
  Series--Initial Class

  MFS(R) Utilities                                                Seeks total return.
  Series--Initial Class
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
 FUNDS AND ELIGIBLE PORTFOLIOS          INVESTMENT ADVISER                 INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------------------------------

Neuberger Berman Advisers           Adviser: Neuberger Berman
Management Trust:                        Management Inc.

  Neuberger Berman AMT Mid-Cap    Subadviser: Neuberger Berman,   Seeks growth of capital.
  Growth--Class I                              LLC

--------------------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust    Pacific Investment Management
                                      Company LLC ("PIMCO")

  PIMCO Global Bond Portfolio                                     Seeks maximum total return, consistent
  (unhedged)--Administrative                                      with preservation of capital and
  Class Shares                                                    prudent investment management.

  PIMCO Low Duration                                              Seeks maximum total return, consistent
  Portfolio--Administrative                                       with preservation of capital and
  Class Shares                                                    prudent investment management.

  PIMCO Real Return Portfolio--                                   Seeks maximum real return, consistent
  Administrative Class Shares                                     with preservation of real capital and
                                                                  prudent investment management.

  PIMCO Total Return                                              Seeks maximum total return, consistent
  Portfolio--                                                     with preservation of capital and
  Administrative Class Shares                                     prudent investment management.

--------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series,      T. Rowe Price Associates, Inc.
Inc.:

  T. Rowe Price Equity Income                                     Seeks to provide substantial dividend
  Portfolio                                                       income as well as long-term growth of
                                                                  capital through investments in the
                                                                  common stocks of established
                                                                  companies.

--------------------------------------------------------------------------------------------------------
T. Rowe Price Fixed Income        T. Rowe Price Associates, Inc.
Series, Inc.:

  T. Rowe Price Limited-Term                                      Seeks a high level of income
  Bond Portfolio                                                  consistent with moderate fluctuations
                                                                  in principal value.

--------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance       Van Eck Associates Corporation
Trust:

  Van Eck Worldwide Absolute               Subadvisers:           Seeks absolute (positive) returns in
  Return Fund                       Analytic Investors, Inc.,     various market cycles by utilizing a
                                     AXA Rosenberg Investment     diversified "manager of managers"
                                         Management LLC,          investment approach, whereby the Fund
                                   Lazard Asset Management LLC,   selects multiple investment
                                   Martingale Asset Management,   subadvisers with experience in
                                              L.P.,               managing absolute return strategies.
                                 PanAgora Asset Management, Inc.

  Van Eck Worldwide Hard Assets   Van Eck Associates Corporation  Seeks long-term capital appreciation.
  Fund

--------------------------------------------------------------------------------------------------------
The Universal Institutional                Van Kampen***
Funds, Inc.:

  Van Kampen UIF Emerging                                         Seeks high total return by investing
  Markets Debt--Class I                                           primarily in fixed income securities
                                                                  of government and government-related
                                                                  issuers and, to a lesser extent, of
                                                                  corporate issuers in emerging market
                                                                  countries.

  Van Kampen UIF Emerging                                         Seeks long-term capital appreciation
  Markets Equity--Class I                                         by investing primarily in growth-
                                                                  oriented equity securities of issuers
                                                                  in emerging market countries.

  Van Kampen UIF U.S. Real                                        Seeks above average current income and
  Estate--Class I                                                 long-term capital appreciation by
                                                                  investing primarily in equity
                                                                  securities of companies in the U.S.
                                                                  real estate industry, including real
                                                                  estate investment trusts ("REITs").
--------------------------------------------------------------------------------------------------------




*** Morgan Stanley Investment Management Inc., the investment adviser to the UIF
    Portfolios, does business in certain instances using the name "Van Kampen."


     You are responsible for choosing the Investment Divisions, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Eligible Portfolios that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios.


     The Investment Divisions invest in the corresponding Eligible Portfolios. You may choose to allocate your net premium payment or transfer Cash Value to a maximum of 21 of the 47 Allocation Alternatives (46 of which are available to all policyowners).


     The Investment Divisions offered through the Pinnacle VUL and Pinnacle SVUL policies and described in this prospectus and the SAI are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policy, and similar portfolio securities.

                                INVESTMENT RETURN

     The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Accounts, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Accounts.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one valuation day to the end of the next valuation day.

     We will credit any amounts in the Fixed Accounts with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 3%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Accounts. All net premiums applied to the Fixed Accounts, and amounts transferred to the Standard Fixed Account, receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.

                                     VOTING

     We will vote the shares held in the Investment Divisions of the Separate Account of the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.


     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.


     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life Insurance policies, certain charges apply when you purchase the policy. The following is a summary explanation of these charges. (See "Additional Information about Charges" in the SAI for more information.)

                            DEDUCTIONS FROM PREMIUMS


     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge, and a state premium tax charge. If your policy is a Non-Qualified Policy we will deduct a federal tax charge as well.


SALES EXPENSE CHARGE


     Target Premium--We deduct from any premium payment a sales expense charge based on the age of your policy and your policy's Target Premium. Your initial Target Premium is set at the time your policy is issued. You can find this initial Target Premium on the Policy Data Page of your policy. Your Target Premium will be adjusted if you change the Face Amount of your policy.



       -- Premiums up to the Target Premium--We currently deduct from premium payments up to the Target Premium an annual current sales expense charge of: 56.75% in Policy Year 1; 26.75% in each of Policy Years 2-5; 1.75% in Policy Year 6; and 0.75% in each of Policy Years 7 and subsequent.



       -- Premiums Over the Target Premium--Once premiums equal to the Target
          Premium for a given Policy Year have been paid (the "Annual Target Premium Threshold"), we deduct a reduced sales expense charge of:
          2.75% from any additional premiums paid in each of Policy Years 1-5; 1.75% from any additional premiums paid in Policy Year 6; and 0.75% from any additional premiums paid in each of Policy Years 7 and subsequent.



       -- Guaranteed Maximum--We can change the amount of the sales expense charge at any time, but we guarantee that we will never deduct from premium payments up to the Target Premium an annual sales expense charge that is greater than: 56.75% in Policy Year 1; 26.75% in each of Policy Years 2-5; and 1.75% in each of Policy Years 6 and subsequent. Once premiums payments exceed the Annual Target Premium Threshold, we guarantee that we will never deduct a sales expense charge that is greater than: 3.75% from any additional premiums paid in each of Policy Years 1-5 and 1.75% from any additional premiums paid in each of Policy Years 6 and subsequent.



       -- Timing of Premium Payments--Because the amount of sales expense charges deducted is based on the Target Premium, the timing of premium payments may affect the amount of such charges actually deducted from your premium payments, both over time and in any given Policy Year. The examples below describe how current sales expense charges may vary for premium payments received during one policy year versus another.



        The amount of compensation received by your registered representative will vary depending on the amount of the sales expense charge deducted from your policy. Generally, higher amounts of sales expense charges will result in additional compensation to the registered representative.





         Payments in Excess of Target Premium



           As noted above, in Policy Years 1-5, once the premiums you paid exceed the Annual Target Premium Threshold, we deduct a reduced sales expense charge (2.75% vs. 56.75% for Policy Year 1 and 2.75% vs. 26.75% for Policy Years 2-5) for additional premium payments made in that Policy Year. However, if those same premium payments were made in the following Policy

           Year, they would be counted as Target Premium and would once again be subject to the current sales expense charge of 26.75% (for Policy Years 1-5) up to the Target Premium for that Policy Year.



           For example, for a policy with an anniversary of January 1 and a Target Premium of $1,000:





            If, on December 1 of Policy Year 1, you make a $500 premium payment in excess of the Target Premium, we would deduct a reduced sales expense charge on that payment of $500 x .0275 or $13.75.





            If instead you make the same $500 premium payment on February 1 of Policy Year 2, we would deduct a current sales expense charge on that payment of $500 x 0.2675 or $133.75. This premium payment would be ineligible for a reduced sales expense charge, as the Annual Target Premium Threshold for Policy Year 2 had not yet been met.



           The difference in current sales expense charges deducted on this payment--$13.75 versus $133.75--is due to the interaction between payment timing and the Target Premium. If the payment is made in the same Policy Year in which the Target Premium Threshold has already been satisfied, it will generally be subject to lower sales expense charges than if made in a Policy Year in which the Annual Target Premium Threshold has not yet been met.





         Effect of Step-Down in Sales Expense Charges



           As noted above, because current sales expense charges step down from:
           Policy Years 1 to 2, Policy Years 5 to 6, and finally, Policy Years 6 to 7, the timing of a premium payment during this period will affect the sales expense charges assessed for a given premium amount. For example, for a policy with a Target Premium of $1,000:





            If you made an annual premium payment of $1,500 in Policy Year 5, the sales expense charge would be:



              a) 26.75% on the premiums paid up to your Target Premium--$1,000 x
                 0.2675 or $267.50; plus



              b) 2.75% of the premium paid in excess of your Target
                 Premium--$500 x 0.0275 or $13.75.



              The total annual current sales expense charge deducted in each of Policy Years 2-5 would be $281.25.





            If instead you made the same annual premium payment of $1,500 in Policy Year 6, however, the sales expense charge would be:



              a) 1.75% of the premiums paid up to your Target Premium--$1,000 x
                 0.0175 or $17.50; plus



              b) 1.75% of the premiums paid in excess of your Target
                 Premium--$500 x 0.0175 or $8.75.



              The total annual current sales expense charge deducted in Policy Year 6 would be $26.25.



           The difference in total annual current sales expense charges deducted--$281.25 versus $26.25--is due to the reduced sales expense charge applicable to premiums paid in Policy Year 6 versus those paid in Policy Year 5.



        As these two examples demonstrate, the timing of your premium payment may affect the amount of current sales expense charges that we will deduct from such payments. Consequently, you should carefully consider these issues in deciding in which Policy Year to make your premium payments.





STATE PREMIUM TAX CHARGE



       -- We currently deduct 2% of each premium payment you make, or $20 per $1,000 of premium, as a state premium tax charge. We may increase this charge to reflect changes in applicable law.

FEDERAL TAX CHARGE

       -- For Non-Qualified Policies, we currently deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.

                      DEDUCTIONS FROM CASH SURRENDER VALUE

     Each month, we will deduct a monthly contract charge, a cost of insurance charge, a Mortality and Expense Risk charge, a per thousand Face Amount charge, and a rider charge for the cost of any additional riders from your policy's Cash Surrender Value. If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions. Otherwise, we will deduct these charges proportionately from each of the Investment Divisions and any unloaned amount in the Standard Fixed Account.

     We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.

     We currently deduct a monthly contract charge of $100 per month in Policy Year 1 and $25 per month in Policy Years 2 and beyond. We guarantee that this charge will never exceed $100 per month in Policy Year 1 and $50 per month in Policy Years 2 and beyond. If the Face Amount, the Target Face Amount, or the Total Face Amount falls below $1,000,000, the monthly contract charge will not exceed $25 per month.

CHARGE FOR COST OF INSURANCE PROTECTION

     Each Monthly Deduction Day, we will deduct the cost of insurance charge from the Cash Surrender Value of your policy for the cost of providing a Life Insurance Benefit to you. This charge is equal to the Net Amount at Risk multiplied by the sum of a monthly cost of insurance rate plus any applicable flat extra charge, which might apply to certain insureds based on our underwriting. The Net Amount at Risk is equal to the difference between the policy's Life Insurance Benefit and its Cash Value. The Life Insurance Benefit varies based upon the Life Insurance Benefit Option chosen. The Cash Value varies based upon the performance of the Investment Divisions selected, interest credited to the Fixed Accounts, outstanding loans (including loan interest), charges, and premium payments. We determine the monthly cost of insurance based upon our underwriting of your policy. This determination is based on the insured's issue Age, gender, underwriting class, and Policy Year. The current cost of insurance charges are higher if the policy's Target Face Amount or Total Face Amount falls below $1,000,000. We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency.

     The cost of insurance rates, however, will never exceed the guaranteed maximum cost of insurance rates for your policy. We base the guaranteed rates for policies that provide coverage for insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. If the insured is age 17 or younger when the policy is issued, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Table. If the insured is age 18 or older when the policy is issued and is in a standard or better underwriting class, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insured's underwriting class.

MORTALITY AND EXPENSE RISK CHARGE


       -- Current--In Policy Years 1-20 we currently deduct a Mortality and
          Expense Risk charge that is equal to an annual rate of up to 0.55%, or $5.50 per $1000 of the average daily net asset value of each Investment Division. If the policy has an Alternative Cash Surrender Value, the Mortality and Expense Risk charge is increased in Policy Years 1 through 10 by 0.30% per year for ACSV I and by 0.55% per year for ACSV II, not to exceed a total Mortality and Expense Risk charge of 1.00% per year. In Policy Years 21 and beyond the charge is equal to an annual rate of up to 0.35% of the Separate Account Value.


         The rate used to calculate the Mortality and Expense Risk charge will be reduced based on the policy's Separate Account Value as follows:

SEPARATE ACCOUNT VALUE                                                REDUCTION IN RATE
----------------------                                                -----------------
Less than $250,000..................................................        0.00%
At least $250,000 but less than $500,000............................        0.20%
At least $500,000 but less than $1,000,000..........................        0.25%
$1,000,000 or more..................................................        0.30%


     If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.

PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES

CHARGE                                      WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
------                                    --------------------------    -------------------------
Mortality and Expense Risk Charge (as     Each Monthly Deduction Day    Guaranteed Maximum: 1.00%
  an annual % of Separate Account
  Value)




                                                             CURRENT(1)
SEPARATE ACCOUNT VALUE:                                        NO ACSV     ACSV I(2)    ACSV II(2)
-----------------------                                      ----------    ---------    ----------
Less than $250,000........................................      0.55%        0.85%         1.00%
At least $250,000 but less than $500,000..................      0.35%        0.65%         0.90%
At least $500,000 but less than $1,000,000................      0.30%        0.60%         0.85%
$1,000,000 or more........................................      0.25%        0.55%         0.80%


     --------

     (1) In Policy Years 21 and beyond, current Mortality and Expense Risk charges are as follows--if Separate Account Value is: less than $250,000, 0.35% per year; at least $250,000 but less than $500,000,
         0.15% per year; at least $500,000 but less than $1,000,000, 0.10% per year; and $1,000,000 or more, 0.05% per year.



     (2) Charges are for Policy Years 1 through 10. For Policy Years 11 and beyond, current Mortality and Expense Risk charges for policies with ACSV I and ACSV II are at an annual rate of 0.55%, 0.35%, 0.30%, and 0.25%, respectively, and subject to further reductions as defined in the above footnote (1).


       -- Guaranteed Maximum--We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 1.00%, or $10 per $1000, of the average daily net asset value of each Investment Division.

MONTHLY PER THOUSAND FACE AMOUNT CHARGE

     Each month during the first five Policy Years, we deduct a monthly per thousand Face Amount charge. This charge is equal to $0.03 per $1000 of the policy's Face Amount, plus the Supplementary Term Rider insurance benefit, plus the Scheduled Supplementary Term Insurance Rider insurance benefit, plus the face amount of any Scheduled Supplementary Term Insurance Rider. We do not currently deduct a per thousand Face Amount charge in Policy Years 6 and beyond, but we may deduct such charge in the future. The per thousand Face Amount charge will never exceed $0.03 per $1000 for any Policy Year. The monthly per thousand Face Amount charge does not apply to the Level First-to-Die Term Rider available with SVUL.

RIDER CHARGES

     Each month, we deduct any applicable charges for any optional riders you have chosen. (For more information about specific charges, see "Table of Fees and Expenses.")

EXPENSE ALLOCATION

     With the Expense Allocation feature, you choose how to allocate deductions from the Cash Surrender Value. These include the monthly contract charge, the monthly cost of insurance charge, the Mortality and Expense Risk charge, the per thousand Face Amount charge, and the monthly cost of any riders on the policy. You can instruct us at the time of the application and any time thereafter, to have expenses deducted from the Mainstay VP Cash Management Investment Division, the Standard Fixed Account, or a combination of both.

     If the values in the MainStay VP Cash Management Investment Division and/or the Standard Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions and any unloaned amount in the Fixed Account.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

FUND CHARGES


     Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. (See "Table of Fees and Expenses--Fund Annual Expenses" for more information.)


                               TRANSACTION CHARGES

PARTIAL SURRENDER FEE

     When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender.

TRANSFER FEE

     We currently do not charge for transfers made between Investment Divisions. However, we have a right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

EXERCISE OF LIVING BENEFITS RIDER

     A one-time charge will apply if you exercise the Living Benefits Rider.

                                  LOAN CHARGES

     We currently charge an effective annual loan interest rate of 4% in Policy Years 1-10 and 3.25% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6%.

     When you take a loan against your policy, the loaned amount that we hold in the Standard Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate we credit on loaned amounts will never be less than 2% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. For the first ten Policy Years, the rate we currently expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently expect to credit on loaned amounts is 0.25% less than the rate we charge for loan interest. (See "Loans" for more information.)

                            DESCRIPTION OF THE POLICY

                                   THE PARTIES

     There are three important parties to the Policy: the POLICYOWNER(S) , the INSURED(S), and the BENEFICIARY(IES). One individual can have one or more of these roles. Each party plays an important role in a Policy.

POLICYOWNER: This person (persons) or entity can purchase and surrender a policy, and can make changes to it, such as:

       -- increase/decrease the Face Amount

       -- choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

       -- choose/add/delete riders

       -- change a beneficiary

       -- choose/change underlying investment options

       -- take a loan against or take a partial surrender from the Cash
          Surrender Value of the policy


     The current policyowner (on Non-Qualified plans) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company's approved "Transfer of Ownership" form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be in a form acceptable to us and be sent to VPSC at one of the addresses listed on the first page of this prospectus. When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new policyowner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new policyowner(s) submit financial and suitability information as well. Purchasers of Qualified Policies should carefully consider the costs and benefits of the policy (such as the death benefit and rider benefits) before purchasing a policy because the tax-favored arrangement itself provides for tax deferral on any growth.


INSURED: This individual's personal information determines the cost of the life insurance coverage. The policyowner also may be the insured.

BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.


     Who is named as Policyowner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations--Life Insurance Status of Policy"--"IRC Section 101(j)--Impact on Employer-Owned Policies" for more information.


                                   THE POLICY

     The policy provides life insurance protection on the named insured (under
VUL) or insureds (under SVUL), and pays Policy Proceeds when the insured (under
VUL) or last surviving insured (under SVUL) dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit Options; (3) access to the policy's Cash Surrender Value through loans and partial surrender privileges (within limits); (4) the ability to increase or decrease the policy's Face Amount of insurance (within limits); (5) a guarantee that the policy will not lapse during the first three Policy Years if the specified minimum monthly premiums have been paid; (6) additional benefits through the use of optional riders; and (7) a selection of premium and expense allocation options, consisting of 46 Investment Divisions, 45 which are available to all policyowners, a Standard Fixed Account with a guaranteed minimum interest rate, and an Enhanced DCA Fixed Account.


     We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the insured (under VUL) or last surviving insured (under
SVUL) dies. During the first three Policy Years we guarantee that the policy will not lapse so long as the total amount of premiums paid (less any loans and partial surrenders) is at least equal to the minimum monthly premium, shown on the Policy Data Page, multiplied by the number of months the policy has been in force. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly deductions.


     The policy offers you a choice of: (1) a level Life Insurance Benefit equal to the Face Amount of your policy, (2) a Life Insurance Benefit which varies and is equal to the sum of your policy's Face Amount and Cash Value, or (3) a Life Insurance Benefit that varies and is equal to the sum of your policy's Face Amount and the Adjusted Total Premium. If you choose Life Insurance Benefit Option 2, the Life Insurance Benefit will increase or decrease depending on the performance of the investment options you select. If you chose Life Insurance Benefit Option 3, the Life Insurance Benefit will increase or decrease depending on the premiums paid and any partial surrenders taken. However, in no event will your policy's Life Insurance Benefit be less than the Face Amount of your policy. The death benefit proceeds will be reduced by any outstanding loans and accrued loan interest.


HOW THE POLICY IS AVAILABLE

     The policy is available as a Non-Qualified or a Qualified Policy. We issue Qualified Policies on a unisex basis. Any reference in this prospectus that makes a distinction based on the gender of the insured should be disregarded as it relates to Qualified policies.

POLICY PREMIUMS

     Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. The currently available methods of payments are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us. (See "Premiums" for more information.)

CASH VALUE

     The Cash Value of this policy at any time is equal to the Separate Account Value plus the value in the Fixed Accounts. This amount is allocated based on the instructions you give us. A number of factors affect your policy's Cash Value, including, but not limited to:

       -- the amount and frequency of the premium payments;

       -- the investment experience of the Investment Divisions you choose;

       -- the interest credited on the amount in the Fixed Accounts;

       -- the amount of any partial surrenders you make (including any charges you incur as a result of a surrender); and

       -- the amount of charges we deduct.

     The Cash Value is not necessarily the amount you receive when you surrender your policy. (See "Surrenders" for details about surrendering your policy.)


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

INVESTMENT DIVISIONS AND THE FIXED ACCOUNTS


     The balance of your premium payment after we deduct the premium charges is called your net premium. We allocate your net premium among your selected Investment Divisions available under the policy (See, "Management and Organization--Funds and Eligible Portfolios" for our list of available Investment Divisions) and the Fixed Accounts, based on your instructions. You can choose a maximum of 21 Allocation Alternatives for net premium payments from among the 46 Investment Divisions, (45 of which are available to all policyowners) and/or the Fixed Accounts.


AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, transferred, partially surrendered, fully surrendered, or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.

     We determine accumulation unit values for the Investment Divisions as of the end of each valuation day. A "valuation day" is any day the New York Stock Exchange is open for regular trading.

AMOUNT IN THE FIXED ACCOUNTS

     You can choose to allocate all or part of your net premium payments to the Standard Fixed Account and, within limits, to the Enhanced DCA Fixed Account. Allocations to the Enhanced DCA Fixed Account may be made only during the first policy year.

     The amount you have in the Fixed Accounts equals:

               (1) the sum of the net premium payments you have allocated to the Fixed Accounts;

          plus (2) any transfers you have made from the Separate Account to the Standard Fixed Account (no transfers can be made into the Enhanced DCA Fixed Account);

          plus (3) any interest credited to the Fixed Accounts;

          less (4) any partial surrenders taken from the Fixed Accounts;

          less (5) any charges we have deducted from the Fixed Accounts;

          less (6) any transfers you have made from the Fixed Accounts to the Separate Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNTS


     You can transfer all or part of the Cash Value of your policy (1) from the Standard Fixed Account to the Investment Divisions of the Separate Account, (2) from the Enhanced DCA Fixed Account to the Investment Divisions of the Separate Account, (3) from the Enhanced DCA Fixed Account to the Standard Fixed Account,
(4) from the Investment Divisions of the Separate Account to the Standard Fixed Account, or (5) between the Investment Divisions in the Separate Account. You cannot transfer any portion of the Cash Value of your policy from either the Investment Divisions of the Separate Account or from the Standard Fixed Account to the Enhanced DCA Fixed Account. You may choose to allocate Cash Value to a maximum of 21 of the 46 Investment Divisions, 45 of which are available to all policyowners, and/or the Fixed Accounts.


     You can request a transfer under the following conditions:

       -- Maximum Transfer--The maximum amount you can transfer from the Standard Fixed Account to the Investment Divisions during any Policy Year is the greater of (1) 20% of the amount in the

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


          Standard Fixed Account at the beginning of the Policy Year or (2) $5,000. This means, for example if you have $50,000 in the Fixed Account, it will take you 8 years to transfer out the entire amount.



       During any period when the interest rate credited on the unloaned amount in the Standard Fixed Account is equal to 3%, the maximum amount you can transfer to the Standard Fixed Account during any Policy Year is the greater of (1) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (2) $5,000. This limit, however, will not apply if the Insured was age 65 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year during which the limit becomes effective, you cannot make any additional transfers to the Standard Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the Dollar Cost Averaging, Enhanced DCA, Automatic Asset Reallocation, and Interest Sweep options as a transfer toward these maximum limits.


       -- Minimum Transfer--The minimum amount you can transfer from the Investment Divisions or from the Standard Fixed Account is the lesser of (i) $500 or (ii) the total amount in the Investment Divisions or the Standard Fixed Account.

       Minimum transfer limitations do not apply on transfers made from the Enhanced DCA Fixed Account to the Investment Divisions or the Standard Fixed Account.

       -- Minimum Remaining Value--If a transfer will cause the amount you have in the Investment Divisions or the Standard Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Standard Fixed Account you have chosen.

       -- Transfer Charge--We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions and amounts not held as collateral for a loan in the Standard Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, Enhanced DCA and Interest Sweep options as a transfer toward the twelve transfer limit.

       -- How to request a transfer:

          (1) submit your request in writing on a form we approve to the Service Office at the address listed on the front cover of this prospectus; or

          (2) telephone a service representative at 1-866-695-3289 on Business Days between the hours of 9:00 am and 6:00 pm Eastern Time.


     Transfer requests received on a Business Day after the close of regular trading on the New York Stock Exchange, or received on a non-Business Day, will be priced as of the next Business Day. (See "Management and Organization--How to Reach Us for Policy Services" for more information.)



     Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.


                               LIMITS ON TRANSFERS


     Procedures Designed to Limit Potentially Harmful Transfers--This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.


     Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

       -- reject a transfer request from you or from any person acting on your behalf

       -- restrict the method of making a transfer


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

       -- charge you for any redemption fee imposed by an underlying Fund

       -- limit the dollar amount, frequency or number of transfers.


     Currently, if you or someone acting on your behalf requests EITHER IN WRITING OR BY TELEPHONE transfers into or out of one or more Investment Divisions on three or more days within any 60-day periods we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60 day period we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed on the first page of this prospectus. We will provide you with written notice when we take this action.



     We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account; the first transfer into the Investment Divisions at the expiration of the free look period; the first transfer out of the Mainstay VP Cash Management Investment Division within 90 days of the issuance of a policy; and transfers made pursuant to the Dollar Cost Averaging, Enhanced DCA, Automatic Asset Reallocation, and Interest Sweep options.


     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We apply our limits on transfers procedures to all owners of this policy without exception.


     Orders for the purchase of Fund Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.


     Risks Associated with Potentially Harmful Transfers--Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

       -- We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

       -- Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

       -- (1) The underlying Fund Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

        (2) The purchase and redemption orders received by the underlying Fund Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund Portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund Portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund Portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

       -- Other insurance companies, which invest in the Fund Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund Portfolios.

       -- Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

          (1) an adverse effect on Portfolio management, such as:

              a) impeding a Portfolio manager's ability to sustain an investment objective;

              b) causing the underlying Fund Portfolio to maintain a higher level of cash than would otherwise be the case; or

              c) causing an underlying Fund Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund Portfolio.

          (2) increased administrative and Fund brokerage expenses.

          (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund Portfolio are made when, and if, the underlying Fund Portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

                    OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of any Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. You can elect this option as long as the Cash Value is $2,500 or more. (See the SAI for more information.)

ENHANCED DOLLAR COST AVERAGING (MAY BE DISCONTINUED AT ANY TIME)


     Enhanced DCA permits you to set up automatic dollar cost averaging using the Enhanced DCA Fixed Account when an initial premium payment is made. Enhanced DCA must be elected at the time your policy is issued. (See the SAI for more information.)

AUTOMATIC ASSET REALLOCATION

     If you choose this feature, we will reallocate your assets automatically on a schedule you select among the Investment Divisions in order to maintain a predetermined percentage invested in the Investment Division(s) you have selected. You can elect this option as long as the Cash Value allocated to the Separate Account is $2,500 or more. (See the SAI for more information.)

INTEREST SWEEP

     You can instruct us to periodically transfer the interest credited to the Standard Fixed Account into the Investment Division(s) you specify. You can elect this option as long as the amount in the Standard Fixed Account is $2,500 or more. (See the SAI for more information.)

EXPENSE ALLOCATION

     At any time, you can choose how to allocate certain policy expenses. (See "Charges Associated with the Policy--Deductions from Cash Surrender Value" for details.)

                 ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS


     Subject to jurisdictional availability, you can apply for additional benefits by selecting one or more optional riders. With the exception of the Living Benefits Rider and the Spouse's Paid-Up Insurance Purchase Option Rider, which are available without any additional charges, any riders you choose will have their own charges. In addition, a one-time charge is assessed if the Living Benefits Rider is exercised. (See "Table of Fees and Expenses" for more information.) The Living Benefits Rider is available only on Non-Qualified Policies. All other riders are available on both Qualified and Non-Qualified Policies. The Spouse's Paid-Up Insurance Purchase Option Rider is available only on VUL policies and the Level First-to-Die Term Rider and Policy Split Option are is available only on SVUL policies. With the exception of the Living Benefits Rider (LBR) and the Life Extension Benefit Rider II (LEB II), riders must be elected when the policy is issued. LBR (for VUL) and LEB II may be elected at any time up to the rider's maximum issue age. LBR (for SVUL) can only be elected after the first death of an insured.


       -- GUARANTEED MINIMUM DEATH BENEFIT RIDER: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy's Cash Surrender Value is insufficient to cover the current monthly deduction charges. This rider requires that you make certain premium payments into your policy.

       -- LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED DEATH BENEFITS RIDER
          IN MOST JURISDICTIONS): Under this rider, if the Insured has a life expectancy of 12 months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit.

       -- SUPPLEMENTARY TERM RIDER (STR): This rider provides a term insurance benefit that is payable when the insured (under VUL) or last surviving insured (under SVUL) dies while the rider is in effect. At the time you apply for this rider, you select a Target Face Amount for your policy. The initial term insurance benefit under this rider equals the Target Face Amount less the Life Insurance Benefit. We recalculate the term insurance benefit on each Monthly Deduction Day in accordance with the Life Insurance Benefit option that is in effect under the policy. (See "Supplementary Term Rider vs. Base Policy Coverage" below for additional considerations on selecting this rider.) Effective May 16, 2005, the Supplementary Term Rider was no longer offered for new sales.

       -- SCHEDULED TERM INSURANCE RIDER (STIR): As long as this rider is in effect, the term insurance benefit will vary in accordance with the schedule of changes selected at the time you apply for the policy. This schedule is found on the Policy Data Page and cannot be modified unless we agree. This rider is only available with Life Insurance Benefit Option 1. You cannot have SSTR if you have STIR. The Scheduled Term Insurance Rider (STIR) is not available for sale in several jurisdictions. Please check with your registered representative for availability.

       -- SCHEDULED SUPPLEMENTARY TERM INSURANCE RIDER (SSTR): This rider provides a benefit for the amount of term insurance that is in effect at the death of the Insured (for VUL) or last surviving insured (for
          SVUL). The amount of insurance provided by this rider will vary based on the schedule of Face Amount changes for the years and amounts that the policyowner selected. This schedule is found on the Policy Data Page and cannot be modified unless we agree. The SSTR face amount plus the Policy's Face Amount is equal to the Total Face Amount. The term insurance benefit under this rider equals the Total Face Amount minus the Life Insurance Benefit. We recalculate the term insurance benefit on each Monthly Deduction Day. If the Supplementary Term Rider (STR) is also attached to the policy, the Total Face Amount is equal to the SSTR face amount plus the Target Face Amount. You cannot have STIR if you have SSTR.

       -- LIFE EXTENSION BENEFIT I RIDER (LEB I): This rider provides that on the policy anniversary on which the insured (under VUL) or younger insured (under SVUL) is (or would have been) age 100 the life insurance benefit will continue to be equal to the Life Insurance Benefit of the policy plus the death benefit payable under any riders effective on the date of the Insured's (under VUL) or last surviving insured's (under SVUL) death. The charge for this rider will be deducted on each Monthly Deduction Day beginning on the policy anniversary on which the younger insured is age 90 (under VUL) or the younger insured is or would have been age 90 (under SVUL).

       -- LIFE EXTENSION BENEFIT II RIDER (LEB II): This rider provides that on the policy anniversary on which the insured (under VUL) or younger insured (under SVUL) is (or would have been) age 100 the life insurance benefit will continue to be equal to the Life Insurance Benefit of the policy plus the death benefit payable under any riders effective on the date of the Insured's (under VUL) or last surviving insured's (under SVUL) death. The charge for this rider will be deducted on each Monthly Deduction Day starting from the Policy Date, when the LEB II rider and the policy are issued at the same time. If the LEB II rider is added to a policy that is already in-force, the rider's date of issue will be shown on the Policy Data Page and charges will start on the first Monthly Deduction Day following the rider's date of issue.

       -- LEVEL FIRST-TO-DIE TERM RIDER (SVUL POLICIES ONLY): This rider provides a level term insurance death benefit which we will pay when either Insured dies while the rider is in effect. We will only pay the benefit once even if both insureds die at the same time.

       -- SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER (VUL POLICIES
          ONLY): Upon the Insured's death, this rider allows a spouse who is the named beneficiary to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability.

       -- POLICY SPLIT OPTION (SVUL POLICIES ONLY): Under certain circumstances, you may split your policy into two single adjustable life insurance policies that each insure the life of one of the insureds.

     See the SAI for more information about riders and options.

                SCHEDULED SUPPLEMENTARY TERM INSURANCE RIDER VS.
                              BASE POLICY COVERAGE

     You should consider a number of factors when deciding whether to purchase death benefit coverage under the base policy only or in combination with the Scheduled Supplementary Term Insurance Rider (SSTR). The death benefit coverage will be the same in either case but there may be important cost differences. The most important factors that will affect your decision are:

       -- Premium Funding

       -- Cost of Insurance Charges

       -- Investment Experience

     Premium Funding: If you compare a policy with SSTR to one that provides the same initial death benefit without a term rider, the policy with the rider will have a lower Target Premium, and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. (See "Deductions From Premiums--Sales Expense Charge")

     Generally, if you plan to fund the policy at certain higher levels, your sales expense charges will be lower if you choose the SSTR, and this can help your Cash Value to build more quickly. The higher the premium you choose to pay, the greater the potential cost savings and positive impact on Cash Value growth with SSTR.

     Cost of Insurance Charges and Investment Experience: The cost of insurance charges (COIs) are different under the policy and the SSTR. The SSTR's charges are generally lower than the policy's charges in the early years and higher in the later years. This can impact your policy in different ways, depending on how much premium with which you fund the policy and the policy's investment experience.

     If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher SSTR COIs on the policy's Cash Value will be greater.

     Therefore, the lower the premiums paid and the worse the investment experience, the greater possibility that a policy with SSTR will not perform as well as a policy with base coverage only.

     When to Elect SSTR Coverage: Generally if you plan to fully fund the policy in the early years or you plan to pay at certain premium amounts, you should consider increasing coverage under the SSTR.

     When to Elect Policy Coverage Only: If you are concerned with the possibility of poor investment experience and reduced Cash Value levels over time, you should consider increasing base coverage. Also, if you want to purchase the Guaranteed Minimum Death Benefit Rider (GMDB), you should not elect any SSTR since GMDB is not available on policies with SSTR. The 3-year No-Lapse Benefit is not available if you elect SSTR.

     There is no exact right or wrong amount of SSTR coverage to choose since actual policy experience will determine the benefits realized. Your choice should be based on your plans with respect to your premium amounts, your level of risk tolerance, the length of time you plan to hold the policy, and your assessment of your future health. To help make this decision, you may want to review several illustrations with various combinations of base policy, and SSTR, and with various hypothetical rates of return. You should carefully evaluate all these factors and discuss all policy options with your registered representative.

                                  MATURITY DATE

     Unless the Life Extension Benefit Rider or the Life Extension Benefit II Rider is in effect, beginning on the policy anniversary on which the insured is age 100 (under VUL) or the younger insured is or would have been 100 (under
SVUL), the policy's Face Amount will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Surrender Value of your policy.

     One year before your policy's maturity date, we will notify you that on your maturity date you may elect either:

          (1) to receive the Cash Surrender Value of your policy; or

          (2) to continue the policy without having to pay any more cost of insurance charges or contract fees.

     If you do not make an election, the policy will be continued. If the policy is continued, we will continue to assess the Mortality and Expense Risk charge on the Cash Surrender Value remaining in the Investment Divisions, and Fund charges. The federal income tax treatment of a life insurance policy is uncertain after the insured is age 100. See, "Federal Income Tax Considerations" for more information. If you choose to surrender your policy, you must submit a written notification, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

     Please consult your tax advisor regarding the tax implications of these options.

     If your policy is still in effect when the insured (under VUL) or last surviving insured (under SVUL) dies, we will pay the Policy Proceeds to the beneficiary.

               TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code ("IRC"). Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Also, some charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

                           24-MONTH EXCHANGE PRIVILEGE

     Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can either: (1) transfer the entire Cash Value to the Standard Fixed Account of your policy, or
(2) exchange your policy for a new permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same Issue Date, issue age, risk classification, and initial Face Amount as your original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange your policy:

       -- your policy must be in effect on the date of the exchange;

       -- you must repay any unpaid loan (including any accrued loan interest);
          and

       -- you must submit a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus.

     We will process your request for an exchange on the later of: (1) the date you send in your written request along with your policy, or (2) the date we receive the necessary loan payment for your exchange at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy's Cash Value plus a refund of all cost of insurance charges taken as of the date of the exchange. We will require you to make any adjustment to the premiums and Cash Values of your variable policy and the new policy, if necessary.

     When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law.

                                    PREMIUMS

     For the purpose of determining whether we require additional underwriting when accepting a premium payment, we classify your premium payments as planned or unplanned premiums. Acceptance of initial and subsequent premium payments is subject to suitability standards.

     The currently available methods of payments are: direct payment to NYLIAC and any other method agreed to by us.


PLANNED PREMIUM


     When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your "planned premium." It is shown on the Policy Data Page.

       -- You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

       -- Planned premium payments end on the policy anniversary on which the insured is age 100 (under VUL) or younger insured is or would have been age 100 (under SVUL).

       -- Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect. Unless the No-Lapse Guarantee Benefit or the Guaranteed Minimum Death Benefit Rider is in effect, your policy will terminate if the Cash Surrender Value is insufficient to pay the monthly deduction charges or if you have an excess policy loan, and you reach the end of the late period and you have not made the necessary payment.


UNPLANNED PREMIUM


     An unplanned premium is a payment you make that is not part of the premium schedule you choose.

       -- While the insured (under VUL) or either insured (under SVUL) is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 100 (under VUL) or the younger insured is or would have been age 100 (under SVUL). However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, (i) we may require proof of insurability before accepting that payment and applying it to your policy, and (ii) for an SVUL policy both insureds must be living. The Life Insurance Benefit increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

       -- If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

       -- The minimum unplanned premium amount we allow is $50.

       -- We may limit the number and amount of any unplanned premium payments.

     Although premium payments are flexible, you may need to make subsequent premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, more likely will be unable to maintain its Cash Surrender Value because of market fluctuation and other performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

     Factors that are considered in determining your premium payment are: Age, underwriting class, gender, policy Face Amount, Fund performance, loans, and riders you add to your policy.


RISK OF MINIMALLY FUNDED POLICIES


     You can make additional planned or unplanned premium payments at any time up to the insured's (younger insured for SVUL) attainment of age 100. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

     Although premium payments are flexible, you may need to make subsequent premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, more likely will be unable to maintain its Cash Surrender Value because of market fluctuation and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)


TIMING AND VALUATION


     Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to 4:00 p.m. Eastern Time. Any premiums received after that time will be credited to your policy on the next Business Day.

     The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.


FREE LOOK


     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. You can cancel increases in the Face Amount of your policy under the same time limits. (See "State Variations" for state-by-state details.) To receive a refund, you must return the policy to the VPSC at one of the addresses noted on the first page of the prospectus (or any other address we indicate to you in writing) or to the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to us.

     We will allocate premium payments you make with your application or during the free look period to our General Account until the end of the free look period. On the Business Day following the free look period, we will allocate the net premium plus any accrued interest to the Investment Divisions you have selected.


     If you cancel your policy, however, we will pay you only the greater of (a) your policy's Cash Value calculated as of the Business Day either the VPSC or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial surrenders you have taken.


     If you cancel an increase in Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments that we have already paid to you.


PREMIUM PAYMENTS


     Subsequent premium payments must be mailed to: NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or by express mail to NYLIAC, Suite 3021, c/o The Northern Trust Bank, 350 North Orleans Street, Receipt & Dispatch, 8(th) Floor, Chicago, IL 60654.

     The currently available methods of payment are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us.


     When we receive a premium payment, we deduct the sales expense, state premium tax, and federal tax charges that apply. The balance of the premium is called the "net premium." We apply your net premium to the Investment Divisions and/or Fixed Accounts, according to your instructions.


     If you elect the Guideline Premium Test ("GPT") to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. (See "Life Insurance Benefit Options" for more information.)

     Premium payments made during the free look period are applied to the General Account. After this period is over, we allocate the net premium, along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Accounts according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form to one of the addresses listed for payment of subsequent premiums on the first page of this prospectus. Your revised premium allocation selection will be effective as of the Business Day the revised premium allocation is received by VPSC at one of the addresses listed on the first page of this prospectus. Premium allocation selections received after market close will be effective the next Business Day. The allocation percentages must be in whole numbers.


PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS


     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy's Cash Value.

                           POLICY PAYMENT INFORMATION


WHEN LIFE INSURANCE COVERAGE BEGINS


     Coverage under the policy will take effect when we receive the initial premium payment that you are required to make when the policy is delivered to you. You can call 1-866-695-3289 to determine if we have received your premium payment. The monthly deduction of charges will be taken from the initial premium payment beginning on the first Monthly Deduction Day.


CHANGING THE FACE AMOUNT OF YOUR POLICY


     You can request to increase or decrease the Face Amount of your policy under certain circumstances once it is in force. The Face Amount of your policy affects the Life Insurance Benefit to be paid.

     To increase the Face Amount of your policy, you must either contact your registered representative or send a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. If an increase is approved, we will increase the Face Amount on the Monthly Deduction Day on or after the date we approve the increase. You should consider the following consequences when increasing the Face Amount of your policy:

       -- additional cost of insurance charges;

       -- a new suicide and contestability period applicable only to the amount of the increase;

       -- a change in the life insurance percentage applied to the entire policy under Section 7702 of the IRC;

       -- a possible increase in Target Premium; and

       -- a possible new seven-year testing period for modified endowment contract status.

     Under certain circumstances, it may be more advantageous to purchase additional insurance through an existing term insurance rider rather than increasing the policy's Face Amount. (See "The Policy--Additional Benefits Through Riders and Options" for details.)

     Under certain circumstances, you can request a decrease in the Face Amount of your policy. To decrease the Face Amount of your policy, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus. You should consider the following possible consequences when decreasing the face amount of your policy:

       -- a change in the total policy cost of insurance rate;

       -- a change in the policy's monthly contract charges; and

       -- adverse tax consequences.

     For more information about changing the Face Amount of your policy, see the SAI.


POLICY PROCEEDS


     We will pay proceeds to your beneficiary when we receive satisfactory proof that the Insured (under VUL) or last surviving insured (under SVUL) died. These proceeds will equal:

               1) the Life Insurance Benefit calculated under the Life Insurance
                  Benefit option you have chosen, valued as of the date of death;

          plus 2) any additional death benefits available under the riders you have chosen;

          less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy.


     We will pay interest on these proceeds from the date the insured (under
VUL) or last surviving insured (under SVUL) died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. See "Policy Payment Information--Life Insurance Benefit Options" for more information.



PAYEES


     The beneficiary is the person(s) or entity(ies) you have specified on our records to receive the Policy Proceeds from your policy. You have certain options regarding the policy's beneficiary:

       -- You name the beneficiary when you apply for the policy. The beneficiary will receive the Policy Proceeds after the insured (under
          VUL) or last surviving insured (under SVUL) dies.

       -- You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

       -- To change a revocable beneficiary while the insured (under VUL) or last surviving insured (under SVUL) is living, you must send a written request in a form acceptable to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

       -- If no beneficiary is living when the insured (under VUL) or last surviving insured (under SVUL) dies, we will pay the Policy Proceeds to you (the policyowner), or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.


WHEN WE PAY POLICY PROCEEDS


     If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, partial surrenders, loan proceeds, or the Policy Proceeds generally within seven days after we receive all of the necessary requirements at the VPSC at one of the address listed on the first page of this prospectus (or any other address we indicate to you in writing).

     Under the following situations, payment of proceeds may be delayed:

       -- We may delay payment of any loan proceeds attributable to the Separate
          Account, any partial surrender from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

          (1) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC") or the SEC declares that an emergency exists; or

          (2) the SEC, by order, permits us to delay payment in order to protect our policyowners.

       -- We may delay payment of any portion of any loan or surrender request, including requests for partial surrenders, from the Fixed Accounts for up to six months from the date we receive your request.

       -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

       -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial surrenders, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

       -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, loans, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial surrender or Cash Surrender Value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law).


DEATH CLAIMS



     The beneficiary can elect to have the Policy Proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at the VPSC at one of the addresses listed on the first page of this prospectus, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the Policy Proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account. See "Policy Payment Information--Life Insurance Benefit Options" for more information.


     We will pay the Policy Proceeds in one sum unless the beneficiary chooses otherwise. There are three payment options from which to choose: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the Insured's or last surviving Insured's, as applicable, death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

       -- Interest Accumulation Option (Option 1 A)
           Under this option, the portion of the Policy Proceeds the beneficiary chooses to keep with us will earn interest each year. The beneficiary can make partial surrenders from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the partial surrender.

       -- Interest Payment Option (Option 1 B)
           Under this option, we will pay interest on all or part of the Policy Proceeds you choose to keep with us. You elect the frequency of the interest payments we make: once each month, every three months, every six months or once each year.

       -- Life Income Option (Option 2)
           Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

       Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

       If you make a request to VPSC, we will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

2001-2005        2006-2015        2016-2025        2026-2035        2036 AND LATER
---------        ---------        ---------        ---------        --------------
    +1               0                -1               -2                 -3


     A decrease in the payee's age results in lower payments than if no decrease was made.


ELECTING OR CHANGING A PAYMENT OPTION


     While the insured (under VUL) or insureds (under SVUL) are living, you can elect or change your payment option. To change your payment option, you must send a written request to VPSC in a form acceptable to us at one of the addresses listed on the first page of this prospectus. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option. (See "Policy Payment Information--Payees" for more information.)

     After the insured (under VUL) or last surviving insured (under SVUL) dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.


LIFE INSURANCE BENEFIT OPTIONS


     Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit option you choose. Your policy offers three options:

     OPTION 1-- The Life Insurance Benefit under this option is equal to the policy's Face Amount. Except as described below, your Life Insurance Benefit under this option will be a level amount.

     OPTION 2-- The Life Insurance Benefit under this option is equal to the policy's Face Amount plus the policy's Cash Value on the date of death. The Life Insurance Benefit under this option will vary with the policy's Cash Value. Cash Value varies due to performance of the Investment Divisions selected, interest credited to the Fixed Account (s), outstanding loans (including loan interest), charges, and premium payments. Your Life Insurance Benefit will never be less than your policy's Face Amount.

     OPTION 3-- The Life Insurance Benefit under this option is equal to the policy's Face Amount plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy's Adjusted Total Premium (total premiums paid minus any partial surrenders). Your Life Insurance Benefit will never be less than your policy's Face Amount.

     We determine the Life Insurance Benefit as of the date of the insured's (under VUL) or last surviving insured's (under SVUL) death. Under any of the options, your Life Insurance Benefit may be greater if the policy's Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702, is greater than the amount calculated under the option you have chosen. You can find this percentage on the Policy Data Page.

     Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the Guideline Premium Test ("GPT") or the Cash Value Accumulation Test ("CVAT"). You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the Age of the insured) of the Cash Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on Age, gender, and risk class of the insured) of the Cash Value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Life Insurance Benefit in relation to Cash Value than is required by the GPT corridor. Therefore, as your Cash Value increases, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher Life Insurance Benefit.

     Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments under these options:

       -- If you choose Option 1, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds.

       -- If you choose Option 2 or 3, your Life Insurance Benefit will vary with your policy's Cash Value or Adjusted Total Premium, and you will generally have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

     (See the SAI for examples of the impact of these tests on sample Life Insurance Benefit options).


     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations--Life Insurance Status of Policy--IRC Section 101(j)--Impact on Employer-Owned Policies" for more information.



CHANGING YOUR LIFE INSURANCE BENEFIT OPTION


     You can change the Life Insurance Benefit option for your policy while the insured (under VUL) or both insureds (under SVUL) are alive. Changes to Option 3 are not permitted. We may, however, prohibit you from changing the Life Insurance Benefit option if the change would (1) cause the Target Face Amount or Total Face Amount of the policy to be less than $1,000,000 (for VUL) or $2,000,000 (for SVUL), (2) cause the policy to fail to qualify as life insurance under Section 7702 of the IRC, or (3) cause the policy's Face Amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted on or after the policy anniversary on which the insured is age 100 (under VUL) or younger insured is or would have been age 100 (under SVUL). If the Scheduled Term Insurance Rider or Scheduled Supplementary Term Insurance Rider is in effect you must choose Option 1.


     In order to change your Life Insurance Benefit option, you must submit a signed written request to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will change your Life Insurance Benefit option on the Monthly Deduction Day on or after the date we receive your written request. Changing your Life Insurance Benefit Options may have tax consequences. You should consult a tax adviser before changing your Life Insurance Benefit Option.


     (See the SAI for examples of how an option change can impact your Life Insurance Benefit.)

                          ADDITIONAL POLICY PROVISIONS

                  LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount increase as a result of a change in the Life Insurance Benefit option. For any increase(s) in Face Amount other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase.

                                     SUICIDE


     If the death of the insured (under VUL) or last surviving insured (under
SVUL) is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or partial surrender benefits paid. If a suicide occurs within two years of the effective date of a Face Amount increase, we will also pay the limited life insurance benefit for that increase, or, if the limited life insurance benefit is not payable, the monthly deductions from Cash Value made for the increase. No new suicide exclusion period will apply if the Face Amount Increase was due solely to a change in the Life Insurance Benefit Option.


                          MISSTATEMENT OF AGE OR GENDER

     If the policy application misstates any insured's age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct Age(s) and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth.

                                   ASSIGNMENT


     While an Insured is living, you can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.) You cannot assign Qualified Policies.

                                   SURRENDERS

                               PARTIAL SURRENDERS

     You can request a partial surrender from your policy if: (1) the insured (under VUL) or either insured (under SVUL) is living, (2) the partial surrender being requested is at least $500, and (3) the partial surrender will not cause the policy to fail to qualify as life insurance under IRC Section 7702.


AMOUNT AVAILABLE FOR A PARTIAL SURRENDER


     You may request a partial surrender from the policy for an amount up to the Cash Surrender Value of your policy. We process a partial surrender at the price next determined after we receive your written request. We will not allow a partial surrender if it would reduce the policy's Face Amount, Target Face Amount, or Total Face Amount below $500,000 ($250,000 of which is the minimum Face Amount requirement). See "The Effect of a Partial Surrender" for more information on how a partial surrender can reduce your Face Amount, Target Face Amount, or Total Face Amount, as applicable.


REQUESTING A PARTIAL SURRENDER


     You can request a partial surrender from your policy by sending a written request to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or by calling 1-866-695-3289.

     We will pay any partial surrenders generally within seven days after we receive all of the necessary documentation and information. However, we may delay payment under certain circumstances. (See "When We Pay Policy Proceeds" for more information.)


     Your requested partial surrender will be effective on the date we receive your written request. However, if the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, then the requested partial surrender will be effective on the next Business Day.


     When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender.

     You can specify how much of the partial surrender you want taken from the amount you have in each of the Investment Divisions and in the Fixed Accounts. If you do not specify this, we will deduct the partial surrender and any partial surrender fee from the Investment Divisions and/or the Fixed Accounts in proportion to the amounts you have in each of these investment options. If you request a partial surrender that is greater than the amount in the Investment Divisions and/or in the Fixed Accounts you have chosen, we will reduce the amount of the partial surrender to the amount available and pay you that amount less any applicable surrender fee.

     A partial surrender may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)


THE EFFECT OF A PARTIAL SURRENDER


     When you make a partial surrender, we reduce your Cash Value and Cash Surrender Value by the amount of the partial surrender, and any applicable surrender fee.

       -- OPTION 1

        If you have elected Life Insurance Benefit option 1, we reduce your policy's Face Amount by the difference between:

           (1) the amount of the surrender; and

           (2) the greater of:

               (a) the Cash Value of the policy immediately prior to the surrender, minus the Face Amount divided by the applicable percentage at the time of the partial surrender, as shown on the Policy Data Page, or

               (b) zero.

       -- OPTION 2

           If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's Face Amount.

       -- OPTION 3

           If you have elected Life Insurance Benefit Option 3, the Adjusted Total Premium will be reduced by the amount of the surrender proceeds. A reduction of the Adjusted Total Premium will never cause the Adjusted Total Premium to be less than zero. For policies where the Adjusted Total Premium is less than the amount of the surrender, the Face Amount of the policy will be reduced by the difference between:

           (1) the amount of the surrender, less the Adjusted Total Premium amount immediately prior to the surrender; and

           (2) the greater of:

               (a) the Cash Value of the policy immediately prior to the partial surrender, less the Adjusted Total Premium, minus the Face Amount divided by the applicable percentage at the time of the surrender, as shown on the Policy Data Page, or

               (b) zero.

     Any decrease in the Face Amount caused by the partial surrender will first be applied against the most recent increase in Face Amount. It will then be applied to other increases in Face Amount and then to the initial Face Amount in the reverse order in that they took place.

                                 FULL SURRENDERS


CASH SURRENDER VALUE


     The Cash Surrender Value of your policy is the amount we will pay you if you request a full surrender of your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less outstanding policy loans (including any accrued loan interest). Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Accounts, and because a surrender fee may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any applicable fees and charges. You can surrender your policy for its Cash Surrender Value at any time while the insured (under VUL) or last surviving insured (under SVUL) is living.


ALTERNATIVE CASH SURRENDER VALUE I OR ALTERNATIVE CASH SURRENDER VALUE II ("ACSV I" OR "ACSV II" OR COLLECTIVELY "ACSV")


     ACSV I may be made available to a policy owned by a Corporation or an Irrevocable Trust. ACSV II may be made available to a policy that may be funded by a Corporation or a Trust, a policy owned by an approved charitable organization, a policy that may be financed through an approved financial institution, or other defined policyowner classes, if we agree. ACSV can be elected only at issue. The current Mortality and Expense Risk charges will be higher for policies with ACSV. The interest crediting rate for the Fixed Accounts on Policies with ACSV will be lower than on policies without ACSV.

     If your policy has the ACSV, then for a period of ten years from the Issue Date, while the insured (under VUL) or either insured (under SVUL) is still living, you may surrender the policy for the Alternative Cash Surrender Value. The ACSV is equal to the Cash Surrender Value plus the unamortized value of

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the ACSV Benefit. The cumulative ACSV Benefit is the sum of all sales expense charges and the monthly per thousand Face Amount charges since issue. The ACSV Benefit will be amortized beginning with the 13th policy month and continuing through the end of the 10th Policy Year. (See the SAI for details.)


REQUESTING A SURRENDER


     To surrender the policy, you must send written notification, in a form acceptable to us, to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).


WHEN THE SURRENDER IS EFFECTIVE



     Your surrender will be effective as of the end of the Business Day VPSC receives your written request and the policy. If, however, the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, the requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, we will mail the surrender proceeds within seven days after the effective date, subject to the limits explained in the "Policy Payment Information--When We Pay Policy Proceeds" section. A surrender may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)


                                      LOANS

     You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to: ((100% - a) x b) - c, where:

    a = the current loan interest rate;
    b = the policy's Cash Surrender Value; and c = the sum of three month's of Monthly Deductions.


YOUR POLICY AS COLLATERAL FOR A LOAN


     When you request a loan, if the Cash Value in the Standard Fixed Account does not equal at least 100% of the requested loan plus any outstanding loans including accrued loan interest, a transfer of funds will be made from the Enhanced DCA Fixed Account to the Standard Fixed Account so that the Cash Value in the Standard Fixed Account is at least 100% of the requested loan plus any outstanding loans, including accrued loan interest. If, after the transfer of all funds in the Enhanced DCA Fixed Account, the Cash Value of the Standard Fixed Account is not at least 100% of the requested loan amount, a transfer of funds will be made from the Separate Account to the Standard Fixed Account so that the Cash Value in the Standard Fixed Account is at least 100% of the requested loan amount plus any outstanding loans including accrued loan interest. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial surrenders or transfer any funds from the Standard Fixed Account if the partial surrender or transfer would cause the Cash Value of the Standard Fixed Account to fall below 100% of all outstanding loans. In addition, if the monthly deductions from the Cash Value will cause the Cash Value of the Standard Fixed Account to fall below 100% of all outstanding policy loans, we will take these deductions first from the Enhanced DCA Fixed Account, and then from the Investment Divisions of the Separate Account as indicated above.


LOAN INTEREST


     We currently charge an effective annual loan interest rate of 4% in Policy Years 1-10, and 3.25% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.


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


INTEREST ON THE CASH VALUE HELD AS COLLATERAL


     When you take a loan against your policy, the loaned amount that we hold in the Standard Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Standard Fixed Account may also be different from the rate we credit on other amounts in the Standard Fixed Account or amounts in the Enhanced DCA Fixed Account. The rate we credit on loaned amounts will never be less than 2% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. For the first ten Policy Years, the rate we currently expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently expect to credit on loaned amounts is 0.25% less than the rate we charge for loan interest. The interest earned on amounts held as collateral for the policy loan will remain in the Standard Fixed Account.


WHEN LOAN INTEREST IS DUE


     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

     -- the policy anniversary;

     -- the date you increase or repay a loan;

     -- the date of a new loan;

     -- the date you surrender the policy;

     -- the date the policy lapses; or

     -- the date on which the insured (under VUL) or last surviving insured
        (under SVUL) dies.

     Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Cash Value, the greater the risk that the remaining Cash Surrender Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.


LOAN REPAYMENT


     You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When a loan repayment is received, we will use the money to cancel all or part of any outstanding loan. The monies will be allocated in accordance with the most recent premium allocation election in effect at the time of the loan repayment. If you do not wish to have the loan repayment allocated in accordance with the premium allocation election in effect, you must indicate to us in writing how you would like the payment allocated and we must agree. Loan payments must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus.


EXCESS LOAN CONDITION


     If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.


THE EFFECT OF A POLICY LOAN


     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited on loaned amounts held in the Standard Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest on loaned

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

amounts held in the Standard Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.


     In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount. (See "Federal Tax Considerations" for more information.) Loans can affect the No Lapse Guarantee.


                          TERMINATION AND REINSTATEMENT


LATE PERIOD


     The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay the monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy of the notice to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits. No new loans or partial surrenders may be taken during the late period.

     If the insured (under VUL) or last surviving insured (under SVUL) dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the insured dies. If your policy has the No-Lapse Guarantee, it may prevent your policy from terminating during the first three years.


NO-LAPSE GUARANTEE


     The no-lapse guarantee ensures that the policy will remain in effect during the first three Policy Years if it passes a minimum premium test. In order to pass that test, the total premiums you have paid into the policy (adjusted for loans or partial surrenders you have taken) must be at least equal to the minimum monthly premium payment amount of the policy, as shown on the Policy Data Page, multiplied by the number of months that the policy has been in effect.

     If the policy passes the minimum premium test, it will not enter the late period even if the Cash Surrender Value on a Monthly Deduction Day is insufficient to pay for the monthly deductions from Cash Value for the next policy month. Rather, we will deduct the charges from your Cash Surrender Value to the extent possible. We will defer the deduction of any amount that exceeds the Cash Surrender Value until the end of the guarantee period. When the guarantee period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will end.

     The No-Lapse Guarantee will end on the earliest of:

       -- the third policy anniversary;

       -- the date you change (1) the Face Amount of the policy or (2) the Life
          Insurance Benefit option resulting in a change in the Face Amount;

       -- the date you add or delete any riders to the policy;

       -- the date you increase or decrease any rider coverage amounts; or

       -- the date a change in underwriting class takes effect.

The No-Lapse Guarantee benefit is not available if the Level First-to-Die Rider, the Scheduled Term Insurance Rider or the Scheduled Supplementary Term Insurance Rider is in effect.


REINSTATEMENT OPTION


     If your policy has ended, you can request that we reinstate your policy if all of these conditions are met:

       -- you send a written request for reinstatement, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus, within five years after your policy is ended;

       -- the insured (under VUL) or both insureds (under SVUL) are alive (we will, however, accept your reinstatement request when only one insured is living if the other insured died before your policy was terminated); and

       -- you have not surrendered your policy for its Cash Surrender Value.

     Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on partial surrenders or amounts borrowed from the policy.

     Before we reinstate your policy, we must also receive the following:

          (1) a payment equal to an amount sufficient to keep the policy in effect for at least three months, and

          (2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after the end of the late period.

     We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after 4:00 p.m. (Eastern Time) on any Business Day, or any non-Business Day, will be credited on the next Business Day.

     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve your request for reinstatement. The approval for reinstatement is contingent upon our receipt from you of any additional premiums due, which is an amount that is sufficient to keep the policy in force at least 3 months.

     If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.


     The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed. We will deduct any unpaid loan and accrued loan interest from this Cash Value, or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement.



     Reinstatement will affect the ACSV benefit. If your policy ends during the first 10 Policy Years, the ACSV benefit will be zero on the date the policy ends. When we reinstate your policy, we will also reinstate the ACSV benefit. However, the ACSV benefit will begin at zero and we will calculate the value of this benefit from the period beginning on the reinstatement date up to the 10th Policy Anniversary. At reinstatement, the amortization of the ACSV benefit will be calculated based on the number of months remaining in the 10 year period.





                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS



     NYLIFE Distributors LLC ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. ("FINRA") as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.



     The policies are sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.



     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.



     Please refer to the Statement of Additional Information for additional information on distribution and compensation arrangements. You may obtain a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number (1-800-598-2019). The SAI is also posted on our corporate website, which is referenced above.


                        FEDERAL INCOME TAX CONSIDERATIONS


OUR INTENT


     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy, and upon your circumstances.


TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT


     NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase tax-deductible reserves associated with the policies.


CHARGES FOR TAXES


     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Accounts, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Accounts.


     Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states. At present we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.



DIVERSIFICATION STANDARDS AND CONTROL ISSUES


     In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC
Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

     The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.


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


LIFE INSURANCE STATUS OF POLICY



     We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under "IRC Section 101(j)--Impact on Employer-Owned Policies", will receive the same federal income tax treatment as that accorded to policyowners owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under "IRC Section 101(j)--Impact on Employer-Owned Policies", we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as Life Insurance Benefits under life insurance policies that are not so classified.)



IRC SECTION 101(J)--IMPACT ON EMPLOYER--OWNED POLICIES



     For an "employer-owned life insurance contract" issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:


          (1) the insured was an individual who was an employee within 12 months of his death;


          (2) the insured was a "highly compensated employee" at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $105,000 (for 2008), directors and anyone else in the top 35 percent of employees based on compensation;


          (3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267 (c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member's or beneficiary's benefit, or the insured's estate; or

          (4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.


     Policyholders that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.



     You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the Policy. Assuming this provision applies, you should, to the extent appropriate, (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.


     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

MODIFIED ENDOWMENT CONTRACT STATUS


     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premium" was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.


     Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting if it occurs within seven years after the beginning of the test period in the case of a VUL policy or at any time during the policy's life in the case of an SVUL policy. In addition, if a "material change" occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A "material change" generally includes increases in Life Insurance Benefits, but does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.


     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

STATUS OF THE POLICY AFTER THE YOUNGER INSURED IS AGE 100


     The policy provides that unless the Life Extension Rider or the Life Extension Benefit II Rider is in effect, beginning on the policy anniversary on which the Insured is Age 100 (under VUL) or the younger insured is or would have been Age 100 (under SVUL), the policy's Face Amount will no longer apply. Instead, the Life Insurance Benefit will equal the Cash Surrender Value of the policy. The IRS has not issued any guidance on the status of a life insurance policy after the insured or the younger insured, as the case may be, becomes Age
100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured or the younger insured, as the case may be, becomes Age 100 and that the policyowner owner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured or the younger insured, as the case may be, becomes Age 100.



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POLICY SURRENDERS AND PARTIAL WITHDRAWALS


     Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.


POLICY LOANS AND INTEREST DEDUCTIONS



     We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.


     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.


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     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.


CORPORATE OWNERS


     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.


EXCHANGES OR ASSIGNMENTS OF POLICIES


     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.


REASONABLENESS REQUIREMENT FOR CHARGES


     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.


LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)


     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer or employee, or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may enact.


OTHER TAX ISSUES


     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.


QUALIFIED PLANS


     The policies are intended to be used with plans qualified under IRC Section 401(a). While these plans include profit sharing plans, 401(k) plans, money purchase pension plans and defined benefit plans, purchasers of these policies should seek legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans

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

qualified under Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.


WITHHOLDING


     Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                                LEGAL PROCEEDINGS


     NYLIAC is a defendant in law suits arising from its agency sales force, insurance (including variable contracts registered under federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.


     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                               RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Accounts. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on "How To Reach Us for Policy Services"). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and

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

Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2007 and 2006, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2007(including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2007, and the statement of operations, of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP, New York, NY.


                                STATE VARIATIONS

     The following lists by jurisdiction any variations to the statements made in this prospectus. Unless otherwise stated, the variations listed apply to both VUL and to SVUL policies.

CALIFORNIA

Free Look--If you cancel your policy within twenty days after delivery a refund will be made within thirty days. We will pay you your policy's Cash Value on the date you return the policy, plus the charges that were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

Life Extension Benefit II Rider --The Life Extension Benefit II Rider is not available.

COLORADO

Transfers Among Investment Divisions and the Fixed Account--If there is a material change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

Suicide--The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

24 Month Exchange Privilege--All riders attached to this policy will be included in the new policy only if those riders would have been offered with the new policy on its date of issue.

DISTRICT OF COLUMBIA

Free Look--You have until the later of twenty days from the date you receive your policy, or forty-five days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first twenty days after you receive your policy to the General Account. After this twenty day period, we will allocate your net premiums according to your instructions.

FLORIDA

Life Insurance Benefit Options--In the event that the insured (under VUL) or last surviving insured (under SVUL) dies during the policy month following a Monthly Deduction Day on which the Cash Surrender Value of the policy was less than the monthly deduction charges deducted for that month, we will reduce the life insurance proceeds by the difference between the monthly deduction charges and the Cash Surrender Value as calculated on that prior Monthly Deduction Day.


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Termination and Reinstatement--If your policy's Cash Surrender Value on any
Monthly Deduction Day is less than or equal to zero, and the policy's No-Lapse Guarantee benefit is not in effect, your policy will enter the late period.

Late Period--The late period is the thirty-one days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is less than or equal to zero and the policy's No-Lapse Guarantee benefit is not in effect. We will mail a notice to the policyowner (and any known assignee) at least thirty days before the end of the late period stating the amount of premium needed to cover any overdue charges. If the late period expires without sufficient payment, then we will terminate your policy without any benefits.

You do have the opportunity, however, to change your insurance to paid-up life insurance, which will be payable to the Beneficiary upon receipt of proof of death of the insured (under VUL) or surviving insured (under SVUL). No more premiums may be paid, the Life Insurance Benefit Option selected under the policy will no longer apply, and loans, partial surrenders, and transfers will no longer be available. No insurance or benefits from riders will be provided after this paid-up insurance goes into effect. Your signed notice must be received before the end of the late period. See your policy for details regarding this option.

Life Extension Benefit I Rider--The Life Extension Benefit Rider is not available.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

ILLINOIS

Three-Year No-Lapse Guarantee--The No Lapse Guarantee benefit is known as the Coverage Protection Benefit.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

INDIANA

Free Look--You may return the policy to any of our registered representatives.

Premiums--Premiums are payable to any of our registered representatives.

Policy Proceeds--Policy Proceeds will be paid within two months of receipt of proof of death of the insured (under VUL) or last surviving insured (under
SVUL).

Alternative Cash Surrender Value I Benefit--The Alternative Cash Surrender Value I Benefit (ACSV I) is not available.

Alternative Cash Surrender Value II Benefit--The Alternative Cash Surrender Value II Benefit (ACSV II) is not available.

KANSAS

Premiums--Premiums are payable to any of our registered representatives.

LOUISIANA

Late Period--We will mail a notice to the policyowner (and any known assignee) at least 62 days before the end of the late period.

MARYLAND

Changing the Face Amount of Your Policy--You are allowed to increase your policy's Face Amount only once per Policy Year, subject to a $5,000 minimum and subject to a maximum limit we set based on predetermined administrative and underwriting guidelines, such as risk classification, and the Age of the insured.


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You can decrease the Face Amount only once per Policy Year, provided that the new Face Amount is not less than the minimum Face Amount for the policy. No decreases are permitted during the first three Policy Years.

Mortality and Expense Charge--A monthly Mortality and Expense Risk charge, which will not exceed, on an annual basis, 0.90% of the new asset value of a Fund share held in the Separate Account.

Right to Examine Policy--Within 10 days after delivery, or if later, within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased.

Charge for Additional Reports Updating the Status of Your Policy--If additional reports are requested, we may charge a reasonable fee, not to exceed $35, for this report.

Life Extension Benefit I Rider--The Life Extension Benefit I Rider is not available.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

No Lapse Guarantee Rider--The Guaranteed Minimum Death Benefit Rider is renamed the No Lapse Guarantee Rider.

MASSACHUSETTS

Transfers Among Investment Divisions and the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account.

Guaranteed Minimum Death Benefit Rider--The Guaranteed Minimum Death Benefit Rider is not available.

Living Benefits Rider--You may exercise the benefit under this rider if the insured (VUL) or last surviving insured (SVUL) has a life expectancy of twenty-four months or less.

MICHIGAN

Living Benefits Rider--You may exercise the benefit under this rider if the insured (VUL) or last surviving insured (SVUL) has a life expectancy of six months or less.

Free Look--You may return the policy to any of our registered representatives during the free look period.

MINNESOTA

Right to Cancel--You may cancel this policy by delivering or mailing a written notice, or sending a telegram, to New York Life Insurance and Annuity Corporation's Advanced Market Services, 51 Madison Avenue, Room 651, New York, NY 10010, and by returning the policy before midnight of the twentieth day after the date you receive the policy. Notice and return of the policy by mail are effective on being postmarked, properly addressed, and postage prepaid. We will return all payments made for this policy within 10 days after we receive notice of cancellation and the returned policy.

Policy Proceeds--Policy Proceeds will be paid within two months of receipt of proof of death of the insured (under VUL) or last surviving insured (under
SVUL).

How Are Loan Repayments Credited To The Policy--You can repay all or part of a policy loan at any time while your policy is in effect. When a loan repayment is received, we will use the money to cancel all or part of any outstanding loan. The monies will be allocated in accordance with the most recent premium allocation election in effect at the time of the loan repayment. If you do not wish to have the loan repayment allocated in accordance with the premium allocation election in effect, you must indicate to us in writing how you would like the payment allocated, and we must agree.


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

MISSOURI

Free Look--If you cancel your policy within twenty days after delivery, a refund will be made equal to the premium payments you have made less any loans and partial withdrawals you have taken.

Suicide--If the death of the insured (VUL) or last surviving insured (SVUL) is a result of suicide within two years of the Issue Date, we will pay the limited life insurance benefit only if we can show the Insured intended to commit suicide when the policy was applied for. Otherwise, we will pay the full Life Insurance Benefit.

Contestability--We will not contest payment of the life insurance proceeds based on the initial Face Amount, after this policy has been in force during the lifetime of the Insured for 2 years from the earlier of the Issue Date or the Policy Date.

MONTANA

Policy Proceeds--Policy Proceeds will be paid within sixty days of receipt of proof of death. If settlement is made after the first thirty days of receipt of proof of death, it will bear interest at a rate prescribed by Montana Law from the thirtieth day until a settlement is made.

Policy is issued on a unisex basis. Any reference in this prospectus that makes a distinction based on the sex of the insured should be disregarded for policies issued in this state.

Free Look--You may return the policy to any of our registered representatives during the free look period.

NEBRASKA

Late Period--We will mail a notice to the policyowner (and any known assignee) at least 61 days before the end of the late period.

The Contestability and Suicide provisions are measured from the Policy Date.

NEW HAMPSHIRE

Premiums--Premiums are payable to any of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

NEW YORK

Changing the Face Amount of Your Policy--You are allowed to increase your policy's Face Amount only once each Policy Year. You are allowed to decrease you policy's Face Amount only once each Policy Year.

Changing Your Life Insurance Benefit Option--Changes in the Life Insurance Benefit Option are limited to once per Policy Year.

Loans--The loan value of the policy will never be less than 75% of the policy's Cash Surrender Value.

Transfers Among Investment Divisions and the Fixed Account--We may impose a charge up to $25 per transfer for each transfer after the first twelve in any Policy Year.

Free Look--You have ten days from the date you receive your policy to return the policy to the Corporation or to the Registered Representative through whom it was purchased and receive a refund. We will allocate the initial premium and any other premium payments you make during the first ten days after you receive your policy to the General Account. After this ten-day period, we will allocate your net premiums according to your instructions.

The Separate Account--If there is a material change in the investment strategy of any Investment Division, you have the option of converting the policy, without evidence of insurability, within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. The policy may be converted to a new fixed benefit life insurance policy, for an amount of insurance not

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

greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue Ages, sexes, and underwriting classes as your original policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

Policy Split Option--In addition to divorce and certain tax law changes, the policy may be split for any other reason, provided we agree. The Life Insurance Benefit option for each new policy will be the option in effect on the date when you split the policy.

Guaranteed Minimum Death Benefit Rider--The Guaranteed Minimum Death Benefit Rider is not available.

Life Extension Benefit I Rider--The Life Extension Benefit I Rider is not available.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

Scheduled Term Insurance Rider--This rider will end on the policy anniversary on which the insured is age 80 (under VUL) or the younger insured is or would have been age 70 (under SVUL).

Scheduled Supplementary Term Insurance Rider--This rider will end on the policy anniversary on which the insured is age 80 (under VUL) or the younger insured is or would have been age 80 (under SVUL).


Rider Insured's Paid-up Insurance Purchase Option--The Spouse's Paid-up Insurance Purchase Option Rider is renamed Rider Insured's Paid-up Insurance Purchase Option (RIPPO).


Extended Term Insurance--On each policy anniversary, you have the right to transfer the entire amount you have invested in the Investment Divisions to the Standard Fixed Account, and change this policy to extended term.

NORTH CAROLINA

Free Look--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. Until 20 days after policy issue, we will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your net premiums according to your instructions.

NORTH DAKOTA

Suicide--The Suicide Exclusion period is one year from the Issue Date.

OKLAHOMA

Free Look--If a refund is not made within thirty days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

Premiums--Premiums are payable to any of our registered representatives.

OREGON


State Premium Tax Charge--The State Premium Tax Charge is referred to as the State Tax Chargeback and will never exceed 3%.


Federal Tax Charge--The Federal Tax Charge will never exceed 3%.

Changing the Face Amount of Your Policy--You are allowed to increase your policy's Face Amount only once per Policy Year, subject to a $5,000 minimum.

Policy Proceeds--Any life insurance settlement proceeds paid in one sum must be made within 30 days of receipt of proof of death. If settlement is made after the first 30 days of receipt of proof of death, it will bear interest at a rate prescribed by Oregon Law from the 30th day until settlement is made.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.


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Free Look--You may return the policy to any of our registered representatives during the free look period.

PENNSYLVANIA

Changing Your Life Insurance Benefit Option--Changes in the Life Insurance Benefit Option are limited to once per Policy Year.

Changing the Face Amount of Your Policy--You are allowed to decrease your policy's Face Amount only once each Policy Year provided that the new Face Amount is not less than the minimum Face Amount for the policy.

You can have your policy's Face Amount increased subject to a $5,000 minimum and a maximum amount not to exceed our maximum limits. You are allowed to increase your policy's Face Amount only once each Policy Year.

Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

Late Period--We will not terminate your policy until 61 days after the date we mail a notice to the policyowner (and any known assignee).

Cash Value--The Cash Value of this policy on the Issue Date is equal to the initial premium paid for the policy, less the deductions from premiums.

Misstatement of Age or Gender--If the policy application misstates any insured's Age or sex, we will adjust the Life Insurance Benefit and the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date(s)of birth and/or correct sex. We will not adjust the Cash Value or the Cash Surrender Value.

Policy Split Option--Due to state regulations, the policy cannot be split in the event of the divorce of the insureds.

Free Look--You may return the policy to any of our registered representatives during the free look period.

TEXAS

Changing the Face Amount of Your Policy--You are allowed to increase and decrease your policy's Face Amount only once each Policy Year.

Changing Your Life Insurance Benefit Option--You may make only one change in your Life Insurance Benefit Option each Policy Year.

Reinstatement Option--From the date of reinstatement, new incontestability and suicide exclusion periods will apply with regard to all statements and representations made in the reinstatement application only.

Cash Surrender Value--If you request a full surrender of the policy within thirty days after a policy anniversary, the value in the Fixed Account for purposes of calculating the Cash Surrender Value will not be less than the value that was in the Fixed Account on such anniversary.

Guaranteed Minimum Death Benefit Rider--The Guaranteed Minimum Death Benefit Rider is not available.

Life Extension Benefit I Rider--The Life Extension Benefit I Rider is not available.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

Monthly Per Thousand Face Amount Charge--The per thousand Face Amount charge is guaranteed not to exceed $0.03 per $1,000 of Face Amount in Years 1-10 and $0.00 in Years 11 and beyond.

Free Look--You may return the policy to any of our registered representatives during the free look period.


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UTAH

Changing the Face Amount of Your Policy--You are allowed to decrease your policy's Face Amount only once each Policy Year provided that the new Face Amount is not less than the minimum Face Amount for the policy.

VERMONT

Loans--The loan value of the policy will never be less than 75% of the policy's Cash Surrender Value.

Free Look--You may return the policy to any of our registered representatives during the free look period.

WASHINGTON

Living Benefits Rider--You may exercise the benefit under this rider if the insured (VUL) or last surviving insured (SVUL) has a life expectancy of twenty-four months or less.

WEST VIRGINIA

Loans--We reserve the right to defer the payment of any loan, surrender proceeds, or life insurance proceeds based on funds allocated to the Fixed Account for up to thirty days from the date we receive your request.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                   APPENDIX A

                                  ILLUSTRATIONS

     The following tables demonstrate the way your policy works. The tables are based on the sex, Age, underwriting class, initial Life Insurance Benefit, and premium as follows:

     Tables 1 and 2 are for a policy issued to a male with a preferred underwriting class and issue Age 50 with a planned annual premium of $100,000 and an initial face amount of $5,000,000 and no riders. Tables 3 and 4 are for a policy issued to a male and female with a preferred underwriting class and both are issue Age 50 with a planned premium of $200,000 and an initial face amount of $10,000,000. All tables assume that 100% of the net premium is allocated to the Separate Account.


     The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 10%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value and Cash Surrender Value of the policy with other variable life insurance plans.



     The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 10%, but varied above or below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for Individual Investment Divisions. They would also differ if any policy loans or partial surrenders were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.


     Tables 1 and 3 reflect all deductions and charges under the policy and assume that the cost of insurance charges are based on our current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their current levels.


     Tables 1 and 3 reflect Mortality and Expense Risk fee assessed against the policy's Cash Value allocated to the Separate Account and is equal to an annual rate (on a current basis) of 0.55% in Policy Years one through twenty. In Policy Years twenty-one and beyond, the charge is equal to an annual rate of 0.35%. The rate used to calculate the Mortality and Expense Risk charge will be reduced based on the policy's Separate Account Value as follows:


SEPARATE ACCOUNT VALUE                                                      REDUCTION IN RATE
----------------------                                                      -----------------
Less than $250,000......................................................           0.00%
At least $250,000 but less than $500,000................................           0.20%
At least $500,000 but less than $1,000,000..............................           0.25%
$1,000,000 or more......................................................           0.30%


     Tables 2 and 4 reflect all deductions and charges under the policy and assume that the cost of insurance charges are based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their guaranteed levels.

     Tables 2 and 4 reflect Mortality and Expense Risk fee assessed against the policy's Cash Value allocated to the Separate Account and is equal to an annual rate (on a guaranteed basis) of 1.00%.


     All tables reflect total assumed investment advisory fees together with other expenses incurred by the funds of 0.80% of the average daily net assets of the Funds. This total is based upon (a) 0.61% of the average daily net assets, which is an average of the management fees of each Investment Division; (b) 0.07% of average daily net assets of the Funds which is an average of the administrative fees for each Investment Division; (c) 0.03% of average daily net assets of the Funds which is an average of the 12b-1 fees for each Investment Division; and (d) 0.09% of average daily net assets of the Funds which is an average of the other expenses after expense reimbursement for each Investment Division. This total also reflects the merger of MainStay VP Value portfolio with and into MainStay VP ICAP portfolio on May 16, 2008. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.



     Taking into account the average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, and 10% would correspond to illustrated net investment returns of -0.80%, 5.15%, and 9.12%, respectively.


     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     NYLIAC will furnish, upon request, a comparable illustration using the Age, sex, and underwriting classification of the insured for any initial Life Insurance Benefit and premium request. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

                                     TABLE 1

       FLEXIBLE PREMIUM PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                      MALE ISSUE AGE: 50, PREFERRED
                      PLANNED ANNUAL PREMIUM: $100,000
                      INITIAL FACE AMOUNT: $5,000,000
                      LIFE INSURANCE BENEFIT OPTION: 1
                      SECTION 7702 TEST: CASH VALUE ACCUMULATION TEST

                      ASSUMING CURRENT CHARGES


                                                                                                         END OF YEAR CASH
                                      END OF YEAR DEATH                    END OF YEAR CASH             SURRENDER VALUE(1)
                                     BENEFIT(1) ASSUMING                  VALUE(1) ASSUMING           ASSUMING HYPOTHETICAL
                                      HYPOTHETICAL GROSS                  HYPOTHETICAL GROSS               GROSS ANNUAL
                                      ANNUAL INVESTMENT                   ANNUAL INVESTMENT                 INVESTMENT
                                          RETURN OF                           RETURN OF                     RETURN OF
VALUE (1)                     ---------------------------------   ---------------------------------   ---------------------
POLICY YEAR                       0%          6%         10%          0%          6%         10%          0%          6%
-----------                   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
1..........................   5,000,000   5,000,000   5,000,000      33,858      36,061      37,532      33,858      36,061
2..........................   5,000,000   5,000,000   5,000,000      90,497      98,579     104,122      90,497      98,579
3..........................   5,000,000   5,000,000   5,000,000     146,491     164,092     176,537     146,491     164,092
4..........................   5,000,000   5,000,000   5,000,000     201,848     232,744     255,590     201,848     232,744
5..........................   5,000,000   5,000,000   5,000,000     257,102     305,310     341,953     257,102     305,310
6..........................   5,000,000   5,000,000   5,000,000     338,154     409,352     464,925     338,154     409,352
7..........................   5,000,000   5,000,000   5,000,000     419,435     519,910     600,315     419,435     519,910
8..........................   5,000,000   5,000,000   5,000,000     499,125     634,970     746,833     499,125     634,970
9..........................   5,000,000   5,000,000   5,000,000     576,831     754,587     905,333     576,831     754,587
10.........................   5,000,000   5,000,000   5,000,000     652,419     878,872   1,077,352     652,419     878,872
15.........................   5,000,000   5,000,000   5,000,000     989,727   1,574,013   2,174,265     989,727   1,574,013
20.........................   5,000,000   5,000,000   5,924,703   1,234,388   2,401,728   3,822,389   1,234,388   2,401,728
25.........................   5,000,000   5,000,000   8,792,690   1,391,942   3,471,423   6,325,676   1,391,942   3,471,423
                                END OF
                              YEAR CASH
                              SURRENDER
                               VALUE(1)
                               ASSUMING
                              HYPOTHET-
                                 ICAL
                                GROSS
                                ANNUAL
                               INVEST-
                                 MENT
                              RETURN OF
VALUE (1)                     ---------
POLICY YEAR                      10%
-----------                   ---------
1..........................      37,532
2..........................     104,122
3..........................     176,537
4..........................     255,590
5..........................     341,953
6..........................     464,925
7..........................     600,315
8..........................     746,833
9..........................     905,333
10.........................   1,077,352
15.........................   2,174,265
20.........................   3,822,389
25.........................   6,325,676




--------

(1) Assumes no policy loan or partial surrender has been made.


     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OR RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OR RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

       FLEXIBLE PREMIUM PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE: 50, PREFERRED
PLANNED ANNUAL PREMIUM: $100,000
INITIAL FACE AMOUNT: $5,000,000
LIFE INSURANCE BENEFIT OPTION: 1
SECTION 7702 TEST: CASH VALUE ACCUMULATION TEST

ASSUMING CURRENT CHARGES


                                    END OF YEAR DEATH                   END OF YEAR CASH                   END OF YEAR CASH
                                   BENEFIT(1) ASSUMING                 VALUE(1) ASSUMING                  SURRENDER VALUE(1)
                                    HYPOTHETICAL GROSS                 HYPOTHETICAL GROSS               ASSUMING HYPOTHETICAL
                                    ANNUAL INVESTMENT                  ANNUAL INVESTMENT               GROSS ANNUAL INVESTMENT
                                        RETURN OF                          RETURN OF                          RETURN OF
VALUE (1)                   ---------------------------------  ---------------------------------  ---------------------------------
POLICY YEAR                     0%         6%          10%         0%         6%          10%         0%         6%          10%
-----------                 ---------  ----------  ----------  ---------  ----------  ----------  ---------  ----------  ----------
30........................  5,000,000   6,190,098  12,832,502  1,401,258   4,836,014  10,025,392  1,401,258   4,836,014  10,025,392
35........................  5,000,000   7,798,682  18,564,262  1,161,590   6,498,902  15,470,218  1,161,590   6,498,902  15,470,218
40........................  5,000,000   9,714,836  26,756,910    455,234   8,521,786  23,470,973    455,234   8,521,786  23,470,973
45........................          0  11,993,616  38,462,245          0  11,003,317  35,286,463          0  11,003,317  35,286,463
50........................          0  14,615,630  54,877,161          0  14,329,049  53,801,139          0  14,329,049  53,801,139




--------

(1) Assumes no policy loan or partial surrender has been made.


     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OR RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OR RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                     TABLE 2

       FLEXIBLE PREMIUM PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       MALE ISSUE AGE: 50, PREFERRED
                       PLANNED ANNUAL PREMIUM: $100,000
                       INITIAL FACE AMOUNT: $5,000,000
                       LIFE INSURANCE BENEFIT OPTION: 1
                       SECTION 7702 TEST: CASH VALUE ACCUMULATION TEST

                       ASSUMING GUARANTEED CHARGES


                                                                                                         END OF YEAR CASH
                                                                                                        SURRENDER VALUE(1)
                                     END OF YEAR DEATH                      END OF YEAR CASH                 ASSUMING
                                    BENEFIT(1) ASSUMING                    VALUE(1) ASSUMING               HYPOTHETICAL
                                     HYPOTHETICAL GROSS                    HYPOTHETICAL GROSS              GROSS ANNUAL
                                     ANNUAL INVESTMENT                     ANNUAL INVESTMENT                INVESTMENT
                                         RETURN OF                             RETURN OF                     RETURN OF
VALUE (1)                   -----------------------------------     -------------------------------     ------------------
POLICY YEAR                     0%           6%          10%           0%         6%         10%           0%         6%
-----------                 ---------    ---------    ---------     -------    -------    ---------     -------    -------
1........................   5,000,000    5,000,000    5,000,000      12,650     14,171       15,194      12,650     14,171
2........................   5,000,000    5,000,000    5,000,000      52,884     58,454       62,288      52,884     58,454
3........................   5,000,000    5,000,000    5,000,000      90,127    102,242      110,830      90,127    102,242
4........................   5,000,000    5,000,000    5,000,000     124,159    145,256      160,691     124,159    145,256
5........................   5,000,000    5,000,000    5,000,000     154,621    187,063      211,591     154,621    187,063
6........................   5,000,000    5,000,000    5,000,000     205,774    253,305      290,313     205,774    253,305
7........................   5,000,000    5,000,000    5,000,000     252,584    318,909      372,088     252,584    318,909
8........................   5,000,000    5,000,000    5,000,000     294,929    383,710      457,085     294,929    383,710
9........................   5,000,000    5,000,000    5,000,000     332,592    447,451      545,418     332,592    447,451
10.......................   5,000,000    5,000,000    5,000,000     365,119    509,639      637,010     365,119    509,639
15.......................   5,000,000    5,000,000    5,000,000     430,538    775,328    1,140,308     430,538    775,328
20.......................   5,000,000    5,000,000    5,000,000     251,861    876,551    1,705,139     251,861    876,551
25.......................           0    5,000,000    5,000,000           0    579,564    2,315,255           0    579,564
                              END OF
                            YEAR CASH
                            SURRENDER
                             VALUE(1)
                             ASSUMING
                            HYPOTHET-
                               ICAL
                              GROSS
                              ANNUAL
                             INVEST-
                               MENT
                            RETURN OF
VALUE (1)                   ---------
POLICY YEAR                    10%
-----------                 ---------
1........................      15,194
2........................      62,288
3........................     110,830
4........................     160,691
5........................     211,591
6........................     290,313
7........................     372,088
8........................     457,085
9........................     545,418
10.......................     637,010
15.......................   1,140,308
20.......................   1,705,139
25.......................   2,315,255




--------

(1) Assumes no policy loan or partial surrender has been made.


     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OR RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

       FLEXIBLE PREMIUM PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE: 50, PREFERRED
PLANNED ANNUAL PREMIUM: $100,000
INITIAL FACE AMOUNT: $5,000,000
LIFE INSURANCE BENEFIT OPTION: 1
SECTION 7702 TEST: CASH VALUE ACCUMULATION TEST

ASSUMING GUARANTEED CHARGES


                                                                                                         END OF YEAR CASH
                                                END OF YEAR DEATH            END OF YEAR CASH           SURRENDER VALUE(1)
                                               BENEFIT(1) ASSUMING          VALUE(1) ASSUMING                ASSUMING
                                                HYPOTHETICAL GROSS          HYPOTHETICAL GROSS          HYPOTHETICAL GROSS
                                                ANNUAL INVESTMENT           ANNUAL INVESTMENT           ANNUAL INVESTMENT
                                                    RETURN OF                   RETURN OF                   RETURN OF
VALUE (1)                                    -----------------------     -----------------------     -----------------------
POLICY YEAR                                   0%     6%       10%         0%     6%       10%         0%     6%       10%
-----------                                  ---    ---    ---------     ---    ---    ---------     ---    ---    ---------
30........................................    0      0     5,000,000      0      0     2,951,457      0      0     2,951,457
35........................................    0      0     5,000,000      0      0     3,752,005      0      0     3,752,005
40........................................    0      0     5,882,646      0      0     5,160,216      0      0     5,160,216
45........................................    0      0     7,658,031      0      0     7,025,717      0      0     7,025,717
50........................................    0      0     9,816,563      0      0     9,624,081      0      0     9,624,081




--------

(1) Assumes no policy loan or partial surrender has been made.


     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                     TABLE 3

 FLEXIBLE PREMIUM PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                     MALE/FEMALE ISSUE AGE: 50, PREFERRED
                     PLANNED ANNUAL PREMIUM: $200,000
                     INITIAL FACE AMOUNT: $10,000,000
                     LIFE INSURANCE BENEFIT OPTION: 1
                     SECTION 7702 TEST: CASH VALUE ACCUMULATION TEST

                     ASSUMING CURRENT CHARGES


                                                                                                          END OF YEAR CASH
                                   END OF YEAR DEATH                      END OF YEAR CASH               SURRENDER VALUE(1)
                                  BENEFIT(1) ASSUMING                     VALUE(1) ASSUMING            ASSUMING HYPOTHETICAL
                                  HYPOTHETICAL GROSS                     HYPOTHETICAL GROSS                    GROSS
                                   ANNUAL INVESTMENT                      ANNUAL INVESTMENT              ANNUAL INVESTMENT
                                       RETURN OF                              RETURN OF                      RETURN OF
VALUE(1)                 ------------------------------------    ----------------------------------    ---------------------
POLICY YEAR                  0%           6%           10%           0%          6%          10%           0%          6%
-----------              ----------   ----------   ----------    ---------   ---------   ----------    ---------   ---------
1.....................   10,000,000   10,000,000   10,000,000      132,612     140,704      146,105      132,612     140,704
2.....................   10,000,000   10,000,000   10,000,000      291,075     317,140      335,069      291,075     317,140
3.....................   10,000,000   10,000,000   10,000,000      447,171     501,450      540,244      447,171     501,450
4.....................   10,000,000   10,000,000   10,000,000      601,756     694,906      763,445      601,756     694,906
5.....................   10,000,000   10,000,000   10,000,000      754,666     897,741    1,006,304      754,666     897,741
6.....................   10,000,000   10,000,000   10,000,000      932,818   1,139,395    1,300,626      932,818   1,139,395
7.....................   10,000,000   10,000,000   10,000,000    1,111,573   1,394,992    1,623,208    1,111,573   1,394,992
8.....................   10,000,000   10,000,000   10,000,000    1,288,479   1,663,116    1,974,377    1,288,479   1,663,116
9.....................   10,000,000   10,000,000   10,000,000    1,463,554   1,944,382    2,356,667    1,463,554   1,944,382
10....................   10,000,000   10,000,000   10,000,000    1,636,775   2,239,392    2,772,794    1,636,775   2,239,392
15....................   10,000,000   10,000,000   11,819,388    2,471,736   3,941,669    5,471,939    2,471,736   3,941,669
20....................   10,000,000   11,082,426   17,418,941    3,245,803   6,089,245    9,570,847    3,245,803   6,089,245
25....................   10,000,000   13,828,913   24,829,431    3,978,488   8,864,688   15,916,302    3,978,488   8,864,688
                           END OF
                          YEAR CASH
                          SURRENDER
                          VALUE(1)
                          ASSUMING
                         HYPOTHETI-
                          CAL GROSS
                           ANNUAL
                         INVESTMENT
                          RETURN OF
VALUE(1)                 ----------
POLICY YEAR                  10%
-----------              ----------
1.....................      146,105
2.....................      335,069
3.....................      540,244
4.....................      763,445
5.....................    1,006,304
6.....................    1,300,626
7.....................    1,623,208
8.....................    1,974,377
9.....................    2,356,667
10....................    2,772,794
15....................    5,471,939
20....................    9,570,847
25....................   15,916,302




--------

(1) Assumes no policy loan or partial surrender has been made.


     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

 FLEXIBLE PREMIUM PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE/FEMALE ISSUE AGE: 50, PREFERRED
PLANNED ANNUAL PREMIUM: $200,000
INITIAL FACE AMOUNT: $10,000,000
LIFE INSURANCE BENEFIT OPTION: 1
SECTION 7702 TEST: CASH VALUE ACCUMULATION TEST

ASSUMING CURRENT CHARGES


                                                                                                          END OF YEAR CASH
                                END OF YEAR DEATH                        END OF YEAR CASH                SURRENDER VALUE(1)
                               BENEFIT(1) ASSUMING                       VALUE(1) ASSUMING                    ASSUMING
                                HYPOTHETICAL GROSS                      HYPOTHETICAL GROSS               HYPOTHETICAL GROSS
                                ANNUAL INVESTMENT                        ANNUAL INVESTMENT                ANNUAL INVESTMENT
                                    RETURN OF                                RETURN OF                        RETURN OF
VALUE(1)              -------------------------------------    ------------------------------------    ----------------------
POLICY YEAR               0%           6%           10%            0%          6%           10%            0%          6%
-----------           ----------   ----------   -----------    ---------   ----------   -----------    ---------   ----------
30.................   10,000,000   16,904,252    34,956,359    4,593,358   12,338,870    25,515,590    4,593,358   12,338,870
35.................   10,000,000   20,610,883    49,432,429    4,989,520   16,621,680    39,864,862    4,989,520   16,621,680
40.................   10,000,000   25,113,641    70,270,098    4,980,744   21,837,949    61,104,433    4,980,744   21,837,949
45.................   10,000,000   30,757,878   100,907,535    4,191,511   28,218,237    92,575,720    4,191,511   28,218,237
50.................   10,000,000   37,278,674   144,017,478    1,678,797   36,547,720   141,193,606    1,678,797   36,547,720
                      END OF YEAR
                          CASH
                       SURRENDER
                        VALUE(1)
                        ASSUMING
                       HYPOTHETI-
                       CAL GROSS
                         ANNUAL
                       INVESTMENT
                       RETURN OF
VALUE(1)              -----------
POLICY YEAR               10%
-----------           -----------
30.................    25,515,590
35.................    39,864,862
40.................    61,104,433
45.................    92,575,720
50.................   141,193,606




--------

(1) Assumes no policy loan or partial surrender has been made.


     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                     TABLE 4

 FLEXIBLE PREMIUM PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                     MALE/FEMALE ISSUE AGE: 50, PREFERRED
                     PLANNED ANNUAL PREMIUM: $200,000
                     INITIAL FACE AMOUNT: $10,000,000
                     LIFE INSURANCE BENEFIT OPTION 1
                     SECTION 7702 TEST: CASH VALUE ACCUMULATION TEST

                     ASSUMING GUARANTEED CHARGES


                                                                                                          END OF YEAR CASH
                                   END OF YEAR DEATH                      END OF YEAR CASH               SURRENDER VALUE(1)
                                  BENEFIT(1) ASSUMING                     VALUE(1) ASSUMING                   ASSUMING
                                  HYPOTHETICAL GROSS                     HYPOTHETICAL GROSS              HYPOTHETICAL GROSS
                                   ANNUAL INVESTMENT                      ANNUAL INVESTMENT              ANNUAL INVESTMENT
                                       RETURN OF                              RETURN OF                      RETURN OF
VALUE(1)                 ------------------------------------    ----------------------------------    ---------------------
POLICY YEAR                  0%           6%           10%           0%          6%          10%           0%          6%
-----------              ----------   ----------   ----------    ---------   ---------   ----------    ---------   ---------
1.....................   10,000,000   10,000,000   10,000,000      130,923     138,914      144,247      130,923     138,914
2.....................   10,000,000   10,000,000   10,000,000      286,134     311,750      329,369      286,134     311,750
3.....................   10,000,000   10,000,000   10,000,000      438,022     491,116      528,792      438,022     491,116
4.....................   10,000,000   10,000,000   10,000,000      586,527     677,163      743,550      586,527     677,163
5.....................   10,000,000   10,000,000   10,000,000      731,571     870,030      974,746      731,571     870,030
6.....................   10,000,000   10,000,000   10,000,000      897,300   1,095,546    1,250,229      897,300   1,095,546
7.....................   10,000,000   10,000,000   10,000,000    1,058,935   1,329,206    1,546,762    1,058,935   1,329,206
8.....................   10,000,000   10,000,000   10,000,000    1,216,374   1,571,200    1,865,918    1,216,374   1,571,200
9.....................   10,000,000   10,000,000   10,000,000    1,369,509   1,821,727    2,209,417    1,369,509   1,821,727
10....................   10,000,000   10,000,000   10,000,000    1,518,175   2,080,956    2,579,097    1,518,175   2,080,956
15....................   10,000,000   10,000,000   10,572,355    2,183,263   3,510,571    4,894,609    2,183,263   3,510,571
20....................   10,000,000   10,000,000   14,860,655    2,662,730   5,163,948    8,165,195    2,662,730   5,163,948
25....................   10,000,000   10,981,240   19,676,685    2,812,414   7,039,257   12,613,259    2,812,414   7,039,257
                           END OF
                          YEAR CASH
                          SURRENDER
                          VALUE(1)
                          ASSUMING
                         HYPOTHETI-
                          CAL GROSS
                           ANNUAL
                         INVESTMENT
                          RETURN OF
VALUE(1)                 ----------
POLICY YEAR                  10%
-----------              ----------
1.....................      144,247
2.....................      329,369
3.....................      528,792
4.....................      743,550
5.....................      974,746
6.....................    1,250,229
7.....................    1,546,762
8.....................    1,865,918
9.....................    2,209,417
10....................    2,579,097
15....................    4,894,609
20....................    8,165,195
25....................   12,613,259




--------

(1) Assumes no policy loan or partial surrender has been made.


     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OF BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

 FLEXIBLE PREMIUM PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE/FEMALE ISSUE AGE: 50, PREFERRED
PLANNED ANNUAL PREMIUM: $200,000
INITIAL FACE AMOUNT: $10,000,000
LIFE INSURANCE BENEFIT OPTION 1
SECTION 7702 TEST: CASH VALUE ACCUMULATION TEST

ASSUMING GUARANTEED CHARGES


                                                                                                          END OF YEAR CASH
                                  END OF YEAR DEATH                       END OF YEAR CASH               SURRENDER VALUE(1)
                                 BENEFIT(1) ASSUMING                     VALUE(1) ASSUMING                    ASSUMING
                                 HYPOTHETICAL GROSS                      HYPOTHETICAL GROSS              HYPOTHETICAL GROSS
                                  ANNUAL INVESTMENT                      ANNUAL INVESTMENT                ANNUAL INVESTMENT
                                      RETURN OF                              RETURN OF                        RETURN OF
VALUE(1)                ------------------------------------    -----------------------------------    ----------------------
POLICY YEAR                 0%           6%           10%           0%          6%           10%           0%          6%
-----------             ----------   ----------   ----------    ---------   ----------   ----------    ---------   ----------
30....................  10,000,000   12,314,223   25,138,482    2,207,875    8,988,484   18,349,257    2,207,875    8,988,484
35....................           0   13,491,885   31,522,673            0   10,880,553   25,421,510            0   10,880,553
40....................           0   14,492,010   38,873,813            0   12,601,748   33,803,315            0   12,601,748
45....................           0   15,584,833   48,106,328            0   14,298,012   44,134,246            0   14,298,012
50....................           0   16,632,003   59,212,163            0   16,305,885   58,051,141            0   16,305,885
                          END OF
                         YEAR CASH
                         SURRENDER
                         VALUE(1)
                         ASSUMING
                        HYPOTHETI-
                         CAL GROSS
                          ANNUAL
                        INVESTMENT
                         RETURN OF
VALUE(1)                ----------
POLICY YEAR                 10%
-----------             ----------
30....................  18,349,257
35....................  25,421,510
40....................  33,803,315
45....................  44,134,246
50....................  58,051,141



--------

(1) Assumes no policy loan or partial surrender has been made.


     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                        OBTAINING ADDITIONAL INFORMATION

     The Statement of Additional Information ("SAI") contains additional information about Pinnacle VUL and Pinnacle SVUL, including information about compensation arrangements. The SAI is available without charge upon request. You can request the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus) or by phone on our toll-free number (1-866-695-
3289). The SAI is also available on our corporate website (www.newyorklife.com). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.


                            TABLE OF CONTENTS FOR THE
                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")

General Information and History.................................................     2
Additional Information About the Operations of the Policies.....................     2
Distribution and Compensation Arrangements......................................    18
Underwriting a Policy...........................................................    19
Additional Information About Charges............................................    20
Surrender of Your Policy........................................................    24
Financial Statements............................................................    24
NYLIAC & Separate Account Financial Statements..................................   F-1
Performance Summary.............................................................   P-1



     Information about Pinnacle VUL and Pinnacle SVUL (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about Pinnacle VUL and Pinnacle SVUL are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.


     For a personalized illustration or additional information about your policy, contact your Registered Representative or call our toll-free number, 1-866-695-3289.


SEC File Number: 811-07798

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                       STATEMENT OF ADDITIONAL INFORMATION

                                      DATED

                                   MAY 1, 2008


                                       FOR

                NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE

                                       AND

         NYLIAC PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

                                      FROM

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Pinnacle Variable Universal Life Insurance ("Pinnacle VUL") and Pinnacle Survivorship Variable Universal Life Insurance ("Pinnacle SVUL") prospectus. You should read the SAI in conjunction with the current prospectus dated May 1, 2008 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at (866) 695-3289 or by writing to: New York Life Insurance and Annuity Corporation ("NYLIAC") at one of the addresses listed on the first page of the Pinnacle VUL/Pinnacle SVUL prospectus. The Pinnacle VUL and Pinnacle SVUL prospectus are also posted to our corporate website (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current prospectus.


                                TABLE OF CONTENTS

                                                                                   PAGE
                                                                                   ----
General Information and History.................................................      2
Additional Information About the Operation of the Policies......................      2
Distribution and Compensation Arrangements......................................     18
Underwriting a Policy...........................................................     19
Additional Information About Charges............................................     20
Surrender of Your Policy........................................................     24
Financial Statements............................................................     24
NYLIAC & Separate Account Financial Statements..................................    F-1
Performance Summary.............................................................    P-1



PINNACLE VUL AND PINNACLE SVUL ARE OFFERED UNDER NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I.

                         GENERAL INFORMATION AND HISTORY

     The Pinnacle VUL and Pinnacle SVUL prospectus and SAI describe two flexible premium variable universal life insurance policies that NYLIAC issues: the NYLIAC Pinnacle Variable Universal Life Insurance Policy (VUL) and the NYLIAC Pinnacle Survivorship Variable Universal Life Insurance Policy (SVUL).

ABOUT NYLIAC

     NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC's financial statements are also included in this SAI. NYLIAC's principal business address is 51 Madison Avenue, New York, New York 10010.


     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $82.4 billion at the end of 2007. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.


TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent that those items are applied to increase tax deductible reserves associated with the policies.

           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

     The prospectus provides information about the policy and its riders. The following is additional information about these terms.

INVESTMENT DIVISIONS

     As discussed in the prospectus, the following are the available Eligible Portfolios of each Fund:

     MainStay VP Series Fund, Inc.:
            -- MainStay VP Bond--Initial Class
            -- MainStay VP Capital Appreciation--Initial Class
            -- MainStay VP Cash Management
            -- MainStay VP Common Stock--Initial Class
            -- MainStay VP Convertible--Initial Class
            -- MainStay VP Floating Rate Fund--Initial Class
            -- MainStay VP Government--Initial Class
            -- MainStay VP High Yield Corporate Bond--Initial Class

            -- MainStay VP ICAP Select Equity--Initial Class




            -- MainStay VP Large Cap Growth--Initial Class


            -- MainStay VP S&P 500 Index--Initial Class

            -- MainStay VP Total Return--Initial Class

            -- MainStay VP Value--Initial Class*




     The Alger American Fund

            -- Alger American Capital Appreciation--Class O Shares


            -- Alger American SmallCap Growth--Class O Shares (formerly Alger
               American Small Capitalization)**




     American Century(R) Variable Portfolios, Inc.
            -- American Century VP Inflation Protection--Class II
            -- American Century VP International--Class II
            -- American Century VP Value--Class II

     Dreyfus Investment Portfolios
            -- Dreyfus IP Technology Growth--Initial Shares

     Dreyfus Variable Investment Fund
            -- Dreyfus VIF Developing Leaders--Initial Shares

     Fidelity Variable Insurance Products Fund
            -- Fidelity(R) VIP Contrafund(R)--Initial Class
            -- Fidelity(R) VIP Equity-Income--Initial Class
            -- Fidelity(R) VIP Growth--Initial Class
            -- Fidelity(R) VIP Index 500--Initial Class
            -- Fidelity(R) VIP Investment Grade Bond--Initial Class -- Fidelity(R) VIP Mid Cap--Initial Class
            -- Fidelity(R) VIP Overseas--Initial Class

     Janus Aspen Series
            -- Janus Aspen Series Balanced--Institutional Shares
            -- Janus Aspen Series Mid Cap Growth--Institutional Shares -- Janus Aspen Series Worldwide Growth--Institutional Shares

     MFS(R) Variable Insurance Trust
            -- MFS(R) Investors Trust Series--Initial Class
            -- MFS(R) New Discovery Series--Initial Class
            -- MFS(R) Research Series--Initial Class
            -- MFS(R) Utilities Series--Initial Class

     Neuberger Berman Advisers Management Trust
            -- Neuberger Berman AMT Mid-Cap Growth--Class I

     PIMCO Variable Insurance Trust
            -- PIMCO Global Bond--Administrative Class Shares -- PIMCO Low Duration--Administrative Class Shares -- PIMCO Real Return--Administrative Class Shares -- PIMCO Total Return--Administrative Class Shares

     T. Rowe Price Equity Series, Inc.
            -- T. Rowe Price Equity Income Portfolio

     T. Rowe Price Fixed Income Series, Inc.
            -- T. Rowe Price Limited-Term Bond Portfolio

     Van Eck Worldwide Insurance Trust
            -- Van Eck Worldwide Absolute Return
            -- Van Eck Worldwide Hard Assets

     The Universal Institutional Funds, Inc.
            -- Van Kampen UIF Emerging Markets Debt--Class I
            -- Van Kampen UIF Emerging Markets Equity--Class I
            -- Van Kampen UIF U.S. Real Estate--Class I


* THE MAINSTAY VP VALUE PORTFOLIO WILL MERGE WITH AND INTO THE MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO ON MAY 16, 2008.



** NO PREMIUMS OR TRANSFERS WILL BE ACCEPTED INTO THIS INVESTMENT DIVISION FROM
   POLICYOWNERS WHO DID NOT HAVE CASH VALUE ALLOCATED TO THIS INVESTMENT DIVISION PRIOR TO JUNE 1, 2007. POLICYOWNERS WHO REMOVE ALL CASH VALUE ALLOCATIONS FROM THIS INVESTMENT DIVISION WILL NOT BE PERMITTED TO REINVEST IN THIS INVESTMENT DIVISION.



     The Funds and Eligible Portfolios offered though this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Series Fund and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor (see "Sales and Other Agreements." below).


     The Funds' shares may be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." Except for the MainStay VP Series Fund, Inc., shares of all other Funds may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds' investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each valuation day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one valuation day to the end of the next valuation day.

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

     We may add, delete, or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another Portfolio of a Fund or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals.

     We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners.

     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and

(d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account, as permitted by law.

REINVESTMENT

     We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can request an increase in the Face Amount of your policy after the first Policy Anniversary if all of the following conditions are met:

       -- the insured is (under VUL) or both insureds are (under SVUL) still living;

       -- the insured is age 85 or younger (under VUL) or the older insured is age 90 or younger (under SVUL);

       -- the increase you are requesting is $5,000 or more;

       -- the requested increase will not cause the policy's Face Amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and

       -- you submit a written application signed by the insured(s) and the policyowner(s) to either your registered representative or to VPSC at one of the addresses listed on the first page of the Pinnacle VUL/Pinnacle SVUL prospectus (or any other address we indicate to you in writing) along with satisfactory evidence of insurability.

     We can limit any increase in the Face Amount of your policy.

     You can request a decrease in the Face Amount of your policy if all of the following conditions are met:

       -- the insured (under VUL) or last surviving insured (under SVUL) is still living;

       -- the decrease you are requesting will not reduce the policy's Face
          Amount, Target Face Amount, or Total Face Amount below $500,000 ($250,000 of which is the minimum Face Amount requirement); and

       -- you submit a written application signed by the policyowner(s) to VPSC at one of the addresses listed on the first page of the Pinnacle VUL/Pinnacle SVUL prospectus (or any other address we indicate to you in writing)

     We may limit any decrease in the Face Amount of your policy.

ADDITIONAL INFORMATION ABOUT THE AMOUNT IN THE SEPARATE ACCOUNT: VALUATION OF ACCUMULATION UNITS

     The value of an accumulation unit on any valuation day equals the value of an accumulation unit on the preceding valuation day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding valuation day to its close on the current valuation day using the following formula:

                                        (a/b)

     Where: a = the sum of:

               (1) the net asset value of the Fund share held in the Separate
                   Account for that Investment Division at the end of the current valuation day, plus

               (2) the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period; and
            b = the net asset value of the Fund share held in the Separate
                Account for that Investment Division at the end of the preceding valuation day.

     The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

ALTERNATIVE CASH SURRENDER VALUE ("ACSV I" OR "ACSV II")

     If your policy contains the ACSV, your ACSV Benefit for policy months 1 through 12, as calculated on each Monthly Deduction Day, is equal to the sum of a + b + c, where:

     (a) = the current ACSV Benefit*;

     (b) = any sales expense charges deducted from premiums paid since the last Monthly Deduction Day; and

     (c) = the current month's per thousand Face Amount charge.

     * In policy month 1, and before any premiums have been applied, (a) will equal zero.

     Your ACSV Benefit for policy months 13 through the end of the 10th Policy Year, as calculated on each Monthly Deduction Day, is equal to the sum of (a + b + c) - d, where:

     (a) = the current ACSV Benefit;

     (b) = any sales expense charges deducted from premiums paid since the last Monthly Deduction Day;

     (c) = the current month's per thousand Face Amount charge; and

     (d) = the current month's amortization of the ACSV Benefit.

     At the end of Policy Year 10, the ACSV Benefit will equal zero.

     Upon our receipt of your request to surrender this policy in full during the first ten Policy Years, we will increase the current ACSV Benefit by any sales expense charges that have been deducted from premium payments received since the last Monthly Deduction Day. We will then pay you the ACSV.

     The ACSV Benefit is only used to calculate the Alternative Cash Surrender Value payable in the event of a full surrender of all of the NYLIAC policies you own which include an ACSV Benefit. The ACSV Benefit is not invested and will not accumulate interest. The ACSV Benefit is not included as part of Cash Surrender Value and is therefore not available for loans or partial surrenders or to support monthly deduction charges.

     You do not receive the ACSV on a 1035 exchange, as part of a Life Insurance Benefit payment, or, unless we agree, in the event the policy is assigned. In any of these circumstances the ACSV Benefit is retained by NYLIAC.

     Upon any reinstatement of the policy, the ACSV Benefit will equal zero. We will then calculate the value of this benefit from the period beginning on the reinstatement date up to the 10th policy anniversary. At reinstatement, the amortization of the ACSV Benefit will be calculated based on the number of months remaining in the ten year period.

ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

     The following riders and options are (or have been) available with this policy, and a description of each is provided in the current prospectus:

     Guaranteed Minimum Death Benefit Rider
     Living Benefits Rider
     Supplementary Term Rider(1)


----------
(1) Effective May 16, 2005, the Supplementary Term Rider was no longer offered for new sales.

     Scheduled Term Insurance Rider
     Scheduled Supplementary Term Insurance Rider
     Life Extension Benefit I Rider
     Life Extension Benefit II Rider
     Level First-to-Die Term Rider (SVUL Only)
     Spouse's Paid-Up Insurance Purchase Option Rider (VUL Only)
     Policy Split Option (SVUL Only)

     Riders and options are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether a rider or option you are considering is available in your jurisdiction. Additional information for specific riders and options appears below.

     There may be an additional charge for a rider. Subject to availability in each jurisdiction, the Spouse's Paid-Up Insurance Purchase Option Rider (described below) is included in the VUL policy. This Rider is not available on the SVUL policy. The Level First-to-Die Term Rider is available for purchase only with the SVUL policy. The Living Benefits Rider is available only on Non-Qualified Policies. All other riders are available on both Non-Qualified and Qualified Policies.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER (GMDB)

     As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will never lapse due to its Cash Surrender Value being insufficient to cover the current monthly deduction charges. Under this rider, if your total monthly deduction charges are greater than your policy's Cash Surrender Value, we will deduct as much of the monthly deduction charges from the Cash Value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the insured's age 70, 80, or 100 (under VUL) or the younger insured's age 80 or 100 (under SVUL). You may choose any of these expiry dates as long as the benefit period is at least ten years. You may cancel this rider at any time by sending us a signed notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request.

     In exchange for the guarantee provided by this rider, you must make certain premium payments into your policy. The premium you must pay under this rider is called the monthly "Guaranteed Minimum Death Benefit (GMDB) premium." You will find it on the Policy Data Page. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

     If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

     Having this rider affects your ability to take policy loans in the following way:

          (a) If you take a loan during the first two Policy Years, this rider will end.

          (b) After the first two Policy Years, you may take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums which were required up to the time you take the loan, accumulated at an annual effective interest rate of up to 6.0% as of that date.

     This rider is not available on a policy with the Supplementary Term Rider, the Scheduled Term Insurance Rider, the Supplementary Scheduled Term Insurance Rider, or the Level First-to-Die Term Rider.

     LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     Under this rider, if the insured (under VUL) or last surviving insured (under SVUL) has a life expectancy of twelve months or less, you may request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider in order to have it included in your policy. Under the VUL Policy, this election can be made at any time. Under the SVUL Policy, you can elect this rider only after the first death of an insured. This rider is not available on Qualified Policies.

     You can cancel this rider at any time by sending us a signed notice. This rider will end on the date we receive your request.

     You may elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to:


Elected                  Eligible               Interest                Administrative                  Elected percentage of
percentage       x       proceeds       x       factor         --       fee (up to $150)       --       an unpaid Policy loan



     Minimum accelerated benefit amount: $25,000.

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC policies).

     If you accelerate less than 100% of the eligible proceeds, the remaining Face Amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

     When we make a payment under this rider, we will reduce your policy's Face Amount, rider death benefits, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected.

     Amounts received under this rider generally will be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.

     SUPPLEMENTARY TERM RIDER (STR)(1)

     This rider provides a term insurance benefit that is payable when the insured (under VUL) or last surviving insured (under SVUL) dies while this rider is in effect. It insures the same individual(s) covered by the base policy. At the time you apply for this rider, you select a Target Face Amount for your policy. The initial term insurance death benefit under this rider equals the Target Face Amount less the Life Insurance Benefit. We recalculate the term insurance benefit on each Monthly Deduction Day in accordance with the Life Insurance Benefit option that is in effect under the policy. You may cancel this rider by sending us a signed written request. The rider will end on the Monthly Deduction Day on or next following the date we receive your request. This rider will also end on the policy anniversary on which the insured is age 95 (under
VUL) or the younger insured is or would have been age 95 (under SVUL). At that time, the term insurance benefit under the STR will automatically convert to insurance under the base policy. There is no charge for this conversion. The Guaranteed Minimum Death Benefit Rider is not available if your policy has the STR or SSTR.


----------
(1) Effective May 16, 2005, the Supplementary Term Rider was no longer available for new sales.

     Because the Life Insurance Benefit of your base policy (not including riders) may increase or decrease depending on investment performance, the rider's term insurance benefit will do the reverse in order to maintain a level Target Face Amount. Under Option 1, the term insurance benefit will automatically be set to equal the Target Face Amount minus the Life Insurance Benefit. Under Option 2, the term insurance benefit will automatically be set to equal the Target Face Amount plus the Cash Value minus the Life Insurance Benefit. Under Option 3, the term insurance benefit will automatically be set to equal the Target Face Amount plus the Adjusted Total Premium minus the Life Insurance Benefit. However, the rider's term insurance benefit will not be reduced to an amount less than zero. If the base policy's Life Insurance Benefit changes for any reason other than because of the requirements of Section 7702 of the Internal Revenue Code ("IRC"), we will make a corresponding adjustment to the Target Face Amount.

     We will only allow you to have this rider if:

          (1) the initial Target Face Amount is at least $1,000,000 for (VUL) or $2,000,000 (under SVUL);

          (2) the policy's Life Insurance Benefit at issue is at least $250,000;

          (3) the initial term insurance benefit of this rider is at least the minimum amount we require, which is currently $100,000; and

          (4) the initial term insurance benefit of this rider is no greater than nine times the policy's initial Face Amount.

     Within certain limits and subject to evidence of insurability which we may require, you may increase or decrease this rider's term insurance benefit.

     You may request changes to your policy under this rider if:

          (1) you do not decrease the Target Face Amount below $1,000,000 (under
     VUL) or $2,000,000 (under SVUL), unless the decrease is due to a partial surrender;

          (2) you do not decrease the policy's Life Insurance Benefit below $250,000; and

          (3) you do not make a change that causes the term insurance benefit to be greater than nine times the policy's Face Amount. This requirement prohibits you from increasing the term insurance benefit or decreasing the policy's Face Amount to an amount that would violate this maximum ratio.

     SCHEDULED TERM INSURANCE RIDER (STIR)

     As long as this rider is in effect, the term insurance benefit will vary in accordance with the schedule of Face Amount changes selected at the time you applied for the policy. This schedule is found on the Policy Data Page. The schedule cannot be modified unless we agree. This rider is only available with Life Insurance Benefit Option 1. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following your request. This rider also ends on the policy anniversary on which the insured is age 95 (under VUL) or the younger insured is or would have been age 95 (under SVUL). At that time, the term insurance benefit under the STIR will automatically convert to insurance under the base policy. There is no charge for this conversion. You cannot have the Guaranteed Minimum Death Benefit Rider if you have the STIR. In addition, if you choose this rider your policy will not contain the No-Lapse Guarantee benefit. Also, you cannot have SSTR if you have STIR. The Scheduled Term Insurance Rider (STIR) is not available for sale in several jurisdictions. Please check with your registered representative for availability.

     When the schedule of term insurance results in a decrease in Face Amount after the Issue Date, we may from time to time offer you the right to either increase your term insurance Face Amount or convert this rider to increased coverage under the Policy up to STIR Face Amount, as shown in the schedule of Face Amount changes on the Issue Date. Any offer made to this effect will be made uniformly to a class of policyowners having this rider.

     SUPPLEMENTARY SCHEDULED TERM INSURANCE RIDER (SSTR)

     This rider provides a benefit for the amount of term insurance that is in effect at the death of the Insured (for VUL) and last surviving insured (for
SVUL). The amount of insurance provided by this rider will vary based on an approved schedule of Face Amount changes for the years and amounts that the policyowner selected. This schedule is found on the Policy Data Page and cannot be modified unless we agree. This rider is only available with Life Insurance Benefit Option 1. The SSTR face amount plus the Policy's Face Amount is equal to the Total Face Amount. If the Supplementary Term Rider (STR) is also attached to the policy, the Total Face Amount is equal to the SSTR face amount plus the Target Face Amount. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following your request. This rider also ends on the policy anniversary on which the insured is age 95 (under VUL) or the younger insured is or would have been age 95 (under SVUL). At that time, the term insurance face amount under the SSTR will automatically convert to insurance under the base policy. There is no charge for this conversion. You cannot have the Guaranteed Minimum Death Benefit Rider if you have the SSTR. In addition, if you choose this rider your policy will not contain the No-Lapse Guarantee benefit. Also, you cannot have STIR if you have SSTR.

     When the approved schedule of term insurance results in a decrease in Face Amount after the Issue Date, we may from time to time offer you the right to either increase your term insurance Face Amount or convert this rider to increased coverage under the policy up to the SSTR Face Amount, as shown in the Schedule of Face Amount changes on the Issue Date. Any offer made to this effect will be made uniformly to a class of policyowners having this rider.

     LIFE EXTENSION BENEFIT I RIDER (LEB I)

     Under this rider, on the policy anniversary on which the insured (under
VUL) or younger insured (under SVUL) is (or would have been) age 100, the Life Insurance Benefit will continue to equal the Life Insurance Benefit of the policy plus the death benefit payable under any riders in effect on the date of the insured's (under VUL) or last surviving insured's (under SVUL) death. Without this rider, on the policy anniversary on which the insured or younger insured is or would have been age 100, the Life Insurance Benefit would be equal to the policy's Cash Value. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request. The Life Extension Benefit II Rider is not available if your policy has the Life Extension Benefit I Rider.

     LIFE EXTENSION BENEFIT II RIDER (LEB II)

     Under this rider, on the policy anniversary on which the insured (under
VUL) or younger insured (under SVUL) is (or would have been) age 100, the life insurance benefit will continue to equal the Life Insurance Benefit of the policy plus the death benefit payable under any riders in effect on the date of the insured's (under VUL) or last surviving insured's (under SVUL) death. Without this rider, on the policy anniversary on which the insured (under VUL) or younger insured (under SVUL) is (or would have been) age 100, the Life Insurance Benefit would be equal to the policy's Cash Value. When the policy and the LEB II are issued at the same time, the rider and the policy will have the same Issue Date. If the rider is added to a policy that is already in force, the rider's date of issue will be shown on the Policy's Data Page. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request. The Life Extension Benefit Rider is not available if your policy has the Life Extension Benefit II Rider.

     If you are considering the purchase of either the LEB Rider or the LEB II Rider you should compare the riders and their charges carefully and discuss any questions you have with your registered representative. (See "Additional Information About Charges.")

     LEVEL FIRST-TO-DIE TERM RIDER (SVUL POLICIES ONLY)

     This rider provides a level term insurance death benefit that we will pay when either insured dies while this rider is in effect. We will only pay the benefit under this rider once, even if both insureds die at the same time. You may decrease the face amount of this rider as long as you do not decrease it below the minimum amount we require to issue the rider. You may not increase the face amount of this rider. You may cancel this rider at any time by sending us a signed notice. The rider will end on the Monthly Deduction Day on or next following receipt of your request. The Guaranteed Minimum Death Benefit Rider is not available on a policy that has the Level First-to-Die Term Rider. In addition, if you choose the Level First-to-Die Term Rider your policy will not contain the No-Lapse Guarantee benefit.


     SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER (VUL POLICIES ONLY)

     This rider allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the insured dies. Subject to state availability, this rider is included in the VUL policy.

     The maximum Face Amount of the new paid-up whole life policy is the lesser of:

          (1) the amount of the Policy Proceeds payable under this policy (before any unpaid loan is deducted); or

          (2) $5,000,000.

     If the insured's spouse dies at the same time as the insured or within 30 days after the insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the lesser of the eligible proceeds or $2.5 million minus the premium payment that would have been required for that insurance.


     A third-party owner (including a trust) can also exercise the option and purchase a paid-up whole life policy on the life of the spouse as long as the third-party owner is also the beneficiary of the original policy and has written consent from the surviving spouse. The policyowner must have an insurable interest in the life of the spouse and the spouse must consent to the issuance of the new insurance in writing.


POLICY SPLIT OPTION (SVUL POLICIES ONLY)

     This option allows you to split your policy into two single adjustable life insurance policies that each insure the life of one of the insureds under certain circumstances. You are allowed to make this split within six months after either of the following two dates:

     (1) the date a final divorce decree which terminates the marriage of the insureds has been in effect for six months; or

     (2) the effective date of a change in the federal tax law that results in:

          (a) a reduction in the unlimited federal estate tax marital deduction provision (Section 2056 of the IRC), or

          (b) a reduction of at least 50% in the level of estate tax rate from the 1986 Tax Act payable on death.


In addition, a split can be made for any other reason we agree.


     You must request a policy split in writing. At the time of the split: (1) both insureds must be living; (2) we will not ask for evidence of insurability (except in certain jurisdictions); (3) each new policy will be an adjustable life insurance policy, which we offer for the purpose of this option and which was available on the Policy Date of your original policy; and (4) an insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

     The Policy Date and Issue Date of each new policy will be the date when you split the policy. The policyowner and beneficiary of each new policy will be the same as under the original policy, unless you state otherwise.

     We will not assess a fee on a policy that is terminating as a result of a policy split. However, we will apply all fees and charges that generally apply to the type of policy into which you are splitting your policy, to each of the new policies that result from the policy split. The cost of insurance rates for each new policy will be based on the insured's Age and gender on the date of the split and most recent underwriting class on the original policy. The initial premium for each new policy will be one half of the Cash Value of the original policy less any unpaid loan (including any accrued loan interest).

     The Face Amount of each new policy will equal one half of the original base policy Face Amount, plus one half of the face amount of any riders on the original policy. The benefits from any Level First-To-Die Term Rider in effect will be excluded from this calculation. If the original policy has been assigned, each new policy will have the same assignment.

     Splitting your policy may have certain adverse tax consequences. The IRS has ruled privately that where the insured or insureds of an insurance policy that is exchanged for a new policy are not identical to the insured or insureds of the new policy, the exchange is taxable.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

       -- DOLLAR COST AVERAGING

     The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

          (1) the dollar amount you want to have transferred (minimum transfer:
     $100);

          (2) the Investment Division you want to transfer money from;

          (3) the Investment Divisions and/or Standard Fixed Account you want to transfer money to;

          (4) the date on which you would like the transfers to be made, within limits; and

          (5) how often you would like the transfers made: monthly, quarterly, semiannually, or annually.

     You may not make Dollar Cost Averaging transfers from the Standard Fixed Account, but you can make Dollar Cost Averaging transfers into the Standard Fixed Account. In addition, you cannot make transfers into the Enhanced DCA Fixed Account. Transfers out of the Enhanced DCA Fixed Account are subject to the Enhanced DCA Program (see below).

     We will make Dollar Cost Averaging transfers on the date you specify, or if the date you specify if not a Business Day, on the next Business Day. You can specify any day of the month other than the 29th, 30th or 31st of the month. To process a Dollar Cost Averaging transfer you must send a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of the Pinnacle VUL/Pinnacle SVUL prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request in writing one week prior to the date the transfer(s) are scheduled to begin.

     The minimum Cash Value required to elect this option is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested.

     You may cancel the Dollar Cost Averaging feature at any time. To cancel the Dollar Cost Averaging feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the Pinnacle VUL/Pinnacle SVUL prospectus (or any other address we indicate to you in writing). You may not elect Dollar Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features. Dollar Coat Averaging is not available when the Enhanced DCA Program is in place.

       -- ENHANCED DOLLAR COST AVERAGING PROGRAM (MAY BE DISCONTINUED AT ANY
          TIME)

     This feature permits you to set up automatic dollar cost averaging using the Enhanced DCA Fixed Account when an initial premium payment is made. If you participate in the Enhanced DCA Fixed Account program you cannot use traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep until the account is closed 12 months following the expiration of the policy's "Right to Examine" period.

     IF YOU ELECT TO PARTICIPATE IN THIS PROGRAM, YOUR ENTIRE INITIAL NET PREMIUM MUST BE ALLOCATED TO THE ENHANCED DCA FIXED ACCOUNT. SUBSEQUENT PREMIUMS RECEIVED WITHIN 12 MONTHS FOLLOWING THE EXPIRATION OF THE POLICY'S "RIGHT TO EXAMINE" PERIOD WILL ALSO BE ALLOCATED TO THE ENHANCED DCA FIXED ACCOUNT UNLESS YOU DIRECT US OTHERWISE.

     The Enhanced DCA program allows you to make regular periodic allocations from the Enhanced DCA Fixed Account into the Investment Divisions and/or Standard Fixed Account over a twelve-month period. It involves the automatic transfer of a specified amount from the Enhanced DCA Fixed Account into the Investment Divisions and/or Standard Fixed Account according to the allocation instructions provided by you. The Enhanced DCA Fixed Account will credit interest at a rate, which we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 3%. We may credit different interest rates to the Enhanced DCA Fixed Account, the Standard Fixed Account, and to any loaned amounts. Interest accrues daily and is credited on each Monthly Deduction Day. Contact your registered representative for the current rate. Amounts in the Enhanced DCA Fixed Account only earn the Enhanced DCA Fixed Account interest rate while they are in the Enhanced DCA Fixed Account waiting to be transferred to the Investment Divisions. Because the entire initial premium is not in the Enhanced DCA Fixed Account for the full year, the annual effective rate will not be achieved.

     Amounts in the Enhanced DCA Fixed Account will be transferred to the Investment Divisions and/or Standard Fixed Account on each Monthly Deduction Day for a period of twelve months immediately following the policy's "Right to Examine Period". The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the Enhanced DCA Fixed Account as of the date of the transfer. Transfers from the Enhanced DCA Fixed Account occur automatically and are based on the following formula:

-------------------------------------------------------------
                               AMOUNT TRANSFERRED FROM THE
                                ENHANCED DCA FIXED ACCOUNT
  MONTHLY DEDUCTION DAY      (AS A PERCENTAGE OF THE ENHANCED
(FOLLOWING THE "RIGHT TO    DCA FIXED ACCOUNT VALUE AS OF THE
    EXAMINE" PERIOD)        APPLICABLE MONTHLY DEDUCTION DAY)
-------------------------------------------------------------
             1                              8.33%
-------------------------------------------------------------
             2                              9.09%
-------------------------------------------------------------
             3                             10.00%
-------------------------------------------------------------
             4                             11.11%
-------------------------------------------------------------
             5                             12.50%
-------------------------------------------------------------
             6                             14.29%
-------------------------------------------------------------
             7                             16.67%
-------------------------------------------------------------
             8                             20.00%
-------------------------------------------------------------
             9                             25.00%
-------------------------------------------------------------
            10                             33.33%
-------------------------------------------------------------
            11                             50.00%
-------------------------------------------------------------
            12                            100.00%
-------------------------------------------------------------


     The entire value of the Enhanced DCA Fixed Account will be completely transferred to the Investment Divisions and/or Standard Fixed Account within 12 months following the expiration of the policy's "Right to Examine" period. For example, if you allocate an initial premium payment to the Enhanced DCA Fixed Account under which the 12-month term will end on December 31, 2006 and we receive a subsequent premium payment for the Enhanced DCA Fixed Account before December 31, 2006, we will allocate the subsequent premium payment to the same Enhanced DCA Fixed Account and transfer the entire value of the Enhanced DCA Fixed Account to the Investment Divisions and/or Standard Fixed Account by December 31, 2006 based on the schedule shown above, even though a portion of the money was not in the Enhanced DCA Fixed Account for the entire 12-month period.

     You can make partial surrenders and transfers (in addition to the automatic transfers described above) from the Enhanced DCA Fixed Account at any time without penalty.

     YOU CANNOT MAKE TRANSFERS INTO THE ENHANCED DCA FIXED ACCOUNT.

     Use of the Enhanced DCA Fixed Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the Enhanced DCA Fixed Account.

     You can cancel the Enhanced DCA Fixed Account at any time. To cancel the Enhanced Dollar Cost Averaging Account, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the Pinnacle VUL/Pinnacle SVUL prospectus (or any other address we indicate to you in writing). Upon receiving your cancellation request we will transfer the entire Enhanced DCA Fixed Account balance to the Investment Divisions and/or Standard Fixed Account according to the allocation instructions provided by you. We reserve the right to stop offering the Enhanced DCA Fixed Account at any time. Enhanced DCA may not be available in all jurisdictions.

       -- AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain a set investment mix. For example, you could specify that 50% of the amount you have in the Investment. Divisions of the Separate Account be allocated to a particular Investment Division, and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Divisions' investment results would cause this balance to shift. If you elect to have the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

     We will make all Automatic Asset Reallocation transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can choose to schedule the investment reallocations quarterly, semi-annually, or annually, but not on a monthly basis. You can specify any day of the month other than the 29th, 30th, or 31st. We will not process Automatic Asset Reallocation transfers unless we have received a written request at VPSC at one of the addresses listed on the first page of the Pinnacle VUL/Pinnacle SVUL prospectus. NYLIAC must receive the request in writing one week prior to the date the transfer(s) are scheduled to begin.

     The minimum Cash Value you must have allocated to the Separate Account is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds $2,000, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions for this feature.

     You can cancel the Automatic Asset Reallocation feature at any time. To cancel the Automatic Asset Reallocation feature, you must send a written cancellation request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of the Pinnacle VUL/Pinnacle SVUL prospectus. by written request. You cannot elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features. Automatic Asset Reallocation is not available when the Enhanced DCA program is in place.

       -- INTEREST SWEEP

     You can choose to make interest sweep transfers out of the Standard Fixed Account if the amount in the Standard Fixed Account is at least $2,500. We will make all Interest Sweep transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month to make these automatic transfers, other than the 29th, 30th, or 31st of the month. We will not process an interest sweep transfer unless we have received a written request, in a form acceptable to us, at VPSC at one of the addresses listed on the first page of the Pinnacle VUL/Pinnacle SVUL (or any other address we indicate to you in writing). NYLIAC must receive the request in writing one week prior to the date the transfer(s) are scheduled to begin.

     You cannot choose the interest sweep feature if you have instructed us to pay any part of your policy charges from the Standard Fixed Account. If you want to elect the interest sweep feature and you want to allocate your charges, you must allocate your charges to the MainStay VP Cash Management Investment Division.

     You can request interest sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation feature. If an interest sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the interest sweep transfer first.

     If an interest sweep transfer would cause more than the greater of: (i) $5,000 or (ii) 20% of the amount you have in the Standard Fixed Account at the beginning of the Policy Year to be transferred from the Standard Fixed Account, we will not process the transfer and we will suspend the interest sweep feature. If the amount you have in the Standard Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Standard Fixed Account equals or exceeds $2,000, the interest sweep feature will resume automatically as scheduled. You can cancel the interest sweep feature at any time by written request. To cancel the Interest Sweep Feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the Pinnacle VUL/Pinnacle SVUL prospectus (or any other address we indicate to you in writing). Interest Sweep is not available when the Enhanced DCA Program is in place.

EXAMPLES OF IRC SECTION 7702 ON LIFE INSURANCE BENEFITS

     Under this policy, you can choose from different Life Insurance Benefit Options. The following are standardized examples of how the choice of the GPT or CVAT can impact the Life Insurance Benefit.

                                    EXAMPLES
             (EFFECT OF IRC SECTION 7702 ON LIFE INSURANCE BENEFIT)

                         LIFE INSURANCE BENEFIT OPTION 1

EXAMPLE 1:
 Male Nonsmoker Age 45 at Death;
 7702 Test: Guideline Premium Test


                                POLICY A     POLICY B
(1) Face Amount............    $1,000,000   $1,000,000
(2) Cash Value.............    $  300,000   $  500,000
(3) IRC Section 7702
    Percentage on Date of
    Death..................          215%         215%
(4) Cash Value multiplied
    by
    7702 Percentage........    $  860,000   $1,075,000
(5) Death Benefit = Greater
    of
    (1) and (4)............    $1,000,000   $1,075,000



                         LIFE INSURANCE BENEFIT OPTION 2

EXAMPLE 1:
 Male Nonsmoker Age 45 at Death;
 7702 Test: Guideline Premium Test


                                 POLICY A     POLICY B
(1) Face Amount.............    $1,000,000   $1,000,000
(2) Cash Value..............    $  400,000   $  900,000
(3) IRC Section 7702
    Percentage on Date of
    Death...................          215%         215%
(4) Cash Value multiplied by
    7702 Percentage.........    $  860,000   $1,935,000
(5) Death Benefit Greater of
    (1) + (2) and (4).......    $1,400,000   $1,935,000




                         LIFE INSURANCE BENEFIT OPTION 1

 EXAMPLE 2:
  Male Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test


                                POLICY A     POLICY B
(1) Face Amount.............   $1,000,000   $1,000,000
(2) Cash Value..............   $  400,000   $  500,000
(3) IRC Section 7702
    Percentage on Date of
    Death...................         307%         307%
(4) Cash Value multiplied by
    7702 Percentage.........   $  921,000   $1,535,000
(5) Death Benefit = Greater
    of
    (1) and (4).............   $1,000,000   $1,535,000



                         LIFE INSURANCE BENEFIT OPTION 2

 EXAMPLE 2:
  Male Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test


                                POLICY A     POLICY B
(1) Face Amount.............   $1,000,000   $1,000,000
(2) Cash Value..............   $  300,000   $  600,000
(3) IRC Section 7702
    Percentage on Date of
    Death...................         307%         307%
(4) Cash Value multiplied by
    7702 Percentage.........   $  921,000   $1,842,000
(5) Death Benefit = Greater
    of
    (1) and (4).............   $1,300,000   $1,842,000

                         LIFE INSURANCE BENEFIT OPTION 3

 EXAMPLE 3:
  Male Nonsmoker Age 45 at Death;
  7702 Test: Guideline. Premium Test


                                POLICY A     POLICY B
(1) Face Amount.............   $1,000,000   $1,000,000
(2) Adjusted Total Premium..      250,000   $  250,000
(3) Cash Value..............      500,000   $  750,000
(4) IRC Section 7702
    Percentage on Date of
    Death...................         215%         215%
(5) Cash Value multiplied by
    7702 Percentage.........   $1,075,000   $1,612,500
(6) Death Benefit = Greater
    of
    (1) + (2) and (5).......   $1,250,000   $1,612,500



 EXAMPLE 3:
  Male Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test


                                POLICY A     POLICY B
(1) Face Amount.............   $1,000,000   $1,000,000
(2) Adjusted Total Premium..      250,000   $  250,000
(3) Cash Value..............      300,000   $  500,000
(4) IRC Section 7702
    Percentage on Date of
    Death...................         307%         307%
(5) Cash Value multiplied by
    7702 Percentage.........   $  921,000   $1,535,000
(6) Death Benefit = Greater
    of
    (1) + (2) and (5).......   $1,250,000   $1,535,000

ADDITIONAL INFORMATION ABOUT CHANGING OPTIONS

     You can change your Life Insurance Benefit Option. The following Examples demonstrate the impact this change can have on your Life Insurance Benefit.

                                     EXAMPLE

 CHANGE FROM OPTION 1 TO OPTION 2



Cash Value..........................   $  200,000
Face Amount before option change....   $2,000,000
Face Amount after option change
  ($2,000,000 - $200,000)...........   $1,800,000
Life Insurance Benefit immediately
  before and after Option change....   $2,000,000




--------------------------------------------------------------------------------

 CHANGE FROM OPTION 3 TO OPTION 1


Adjusted Total Premium..............  $  100,000
Cash Value..........................  $  150,000
Face Amount before option change....  $2,000,000
Face Amount after option change
  ($2,000,000 + $100,000)...........  $2,100,000
Life Insurance Benefit immediately
  before and after Option change....  $2,100,000


 CHANGE FROM OPTION 2 TO OPTION 1



Cash Value..........................  $  150,000
Face Amount Before option change....  $2,000,000
Face Amount after option change
  ($2,000,000 + $150,000)...........  $2,150,000
Life Insurance Benefit immediately
  before and after Option change....  $2,150,000




--------------------------------------------------------------------------------

 CHANGE FROM OPTION 3 TO OPTION 2


Adjusted Total Premium..............  $  100,000
Cash Value..........................  $  200,000
Face Amount before option change....  $2,000,000
Face Amount after option change
  ($2,000,000 - $100,000)...........  $1,900,000
Life Insurance Benefit immediately
  before and after Option change....  $2,100,000


                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS


     NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. ("FINRA") as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


     The policies are sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.


     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.


     The maximum commissions payable to a broker-dealer in the first 30 policy years are equivalent to the present value of an annual commission rate for 30 years of 10.5% per year for Pinnacle VUL and 6.6% per year for Pinnacle SVUL(1) Broker-dealers receive commission not to exceed 50% of premiums paid up to the Target Premium in Policy Year 1, 22% for Policy Year 2, 20% for Policy Year 3, 18% for Policy Years 4, 5, and 6, 6% for Policy Year 7, 5% for Policy Years 8, 9, and 10, and 3.5% for Policy Years 11 through 15. In addition, during each of the first five Policy Years, we pay broker-dealers a maximum of 7% of commissions on premiums paid in excess of the Target Premium, and 3% for Policy Years 6 through 15. The "Target Premium" is used in the calculation of the maximum commission payable

----------
(1) Assumes a discount rate of 6%. Additional assumptions for the Pinnacle VUL product are Male Issue age 50, issued preferred, with a planned premium of $100,000 and an initial face amount of $5,000,000. Assumptions for the Pinnacle SVUL product are Male/Female age 50, issued preferred, planned annual premium of $200,000, initial face amount of $10,000,000.

and based on the policyowner's age at the inception of the policy, gender, and the face amount of the policy. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums paid up to the Target Premium only.


     The total commissions paid during the fiscal years ended December 31, 2007, 2006, and 2005, were $6,195,651, $2,897,608, and $1,230,929, respectively.
NYLIFE Distributors did not retain any of these commissions.


     Broker-dealers may also receive additional compensation based on a percentage of a policy's Separate Account Value, less any policy loans, beginning in Policy Year 6. The percentages are not expected to exceed 0.25% in Policy Years 6-10, 0.15% in Policy Years 11-20, and 0.075% in Policy Years 21 and beyond.

     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

     Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents ("BGAs") who are not employed by New York Life. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

     The policies are sold and premium payments are accepted on a continuous basis.

                              UNDERWRITING A POLICY

     The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations include: (a) the insured's Age; (b) the insured's health history; (c) whether the insured smokes or not; and (d) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher Age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.

     In the case where a policy's Face Amount of coverage is increased, monthly deductions are calculated by allocating Cash Values based on the earliest layer(s) of coverage first.

                      ADDITIONAL INFORMATION ABOUT CHARGES

     The following example reflects how charges can impact a policy.

                                     EXAMPLE

     This example is based on the charges applicable to a policy issued on a medically underwritten, non-smoking insured male, Age 45, with an initial Face Amount of $5,000,000 who has selected Life Insurance Benefit option 1. The Target Premium is $82,900. It also assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.15% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.



PREMIUM(1)                          $82,900.00
  Less sales expense charge(2)       47,045.75
  Less state premium tax charge
     (2%)                             1,658.00
  Less Federal tax charge
       (1.25%) (if applicable)        1,036.25

--------------------------------





You choose the amount of premium you intend to pay and the frequency with which you intend to make these payments. We call this your planned premium. Any additional premium payments you make are called unplanned premiums.




NET PREMIUM                        $33,160.00
  Plus net investment
       performance (earned from
       the Investment Divisions
       and/or the Fixed
       Account) (varies daily)       1,539.01
  Less monthly M&E expense
       charges(3)                      171.00
  Less total annual monthly
       contract charge(4)            3,000.00
  Less total annual monthly
       cost of insurance charge
       (varies monthly)              2,921.05
  Less total annual monthly
       cost of riders(5)                 0.00
-------------------------------


We allocate your net premium to the Investment Divisions and/or the Fixed Accounts based on your instructions.





CASH VALUE                         $28,606.96




Cash Value may be used to determine the amount of your Life Insurance Benefit as well as the Cash Surrender Value of your policy.



CASH SURRENDER VALUE              $28,606.96




The amount of loans, partial and full surrenders (as of the end of the first Policy Year) you can make is based on your policy's Cash Surrender Value. Your policy will terminate if your Cash Surrender Value is insufficient to pay your policy's monthly charges.

--------

(1) This example assumes you pay an annual planned premium of $82,900 at the beginning of the Policy Year and that you do not make any unplanned subsequent premium payments.

(2) For details about how we calculate the sales expense charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.

(3) For details about how we calculate the mortality and expense charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.

(4) We currently deduct a monthly contract charge of $100 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $25 per month.

(5) This example assumes you have not chosen any riders.

     The following is additional information about specific charges that can be associated with your policy.

DEDUCTIONS FROM PREMIUMS

       -- SALES EXPENSE CHARGE

     We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge, the charge for cost of insurance protection, the per thousand Face Amount charge, or the monthly contract charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Target Premium for your policy.

     When your policy is issued, we determine the initial Target Premium for your policy. Your Target Premium is based on the specific Age, sex, and underwriting class of the insured(s) and the base policy amount. We use the Target Premium for the purpose of calculating the sales expense charge. An increase in your Target Premium generally will increase the sales expense charge. You can find your initial Target Premium on the Policy Data Page. If you increase the Face Amount of your base policy, we will increase your Target Premium to reflect the amount of the increase and the insured's attained Age on the most recent policy anniversary. If you decrease the Face Amount of your base policy, we will correspondingly decrease your Target Premium, starting with the portion of your Target Premium attributable to the most recent increase.


       -- STATE PREMIUM TAX CHARGE



     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyholders ranging from 0.0% to 3.5% of premium payments (the rate may be higher in certain U.S. possessions). We deduct a charge of 2% of all premiums we receive to cover these state premium taxes. This charge may not reflect the actual premium tax charged in your state. We may increase the amount we deduct as a state premium tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.


       -- FEDERAL TAX CHARGE

     NYLIAC's Federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the Federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

       -- OTHER TAX CHARGES

     Other than the Federal tax charge (discussed above), no other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Accounts, we may impose a charge for the policy's share of NYLIAC's Federal income taxes attributable to the Fixed Accounts.


     Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.


TRANSACTION CHARGES

       -- Partial Surrender Fee--If you make a partial surrender we may deduct a processing fee not to exceed $25.

       -- Transfer Charge--We may impose a charge of $30 per transfer for each transfer after the first twelve in any Policy Year.

DEDUCTIONS FROM CASH VALUE

       -- MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services including premium collection, record keeping, processing claims, and communicating to our policyowners. This charge will not exceed $100 per month from policies in their first Policy Year and will not exceed $50 per month from policies in later Policy Years. If the Target Face Amount or Total Face Amount falls below $1,000,000, the monthly contract charge will not exceed $25 per month.

       -- CHARGE FOR COST OF INSURANCE PROTECTION

     The cost of insurance charge is calculated by adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting) to the monthly cost of insurance rate which applies to the insured at that time and multiplying the result by the Net Amount at Risk on the Monthly Deduction Day. The Net Amount at Risk is the difference between the current Life Insurance Benefit of your policy and the policy's Cash Value. Your cost of insurance charge will vary from month to month depending on the changes in the Net Amount at Risk as well as the cost of insurance rate. We calculate the cost of insurance separately for the initial Face Amount. If you request and we approve an increase in your policy's Face Amount, then a different rate class (and therefore cost of insurance rate) may apply to the increase, based on the insured(s)'s Age and circumstances at the time of the increase.

       -- MORTALITY AND EXPENSE RISK CHARGE

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we have estimated. On each Monthly Deduction Day, we deduct a Mortality and Expense Risk charge from the Cash Surrender Value allocated to the Separate Account as of that day. We may use any profit derived from the charge for any lawful purpose, including any distribution expenses not covered by the sales expense charge.

     Currently, we deduct on a monthly basis a Mortality and Expense Risk charge that is equal to an annual rate of up to 0.55% of the Separate Account Value in Policy Years 1-20 and up to 0.35% of the Separate Account Value in Policy Years 21 and beyond. If the policy has ACSV, the Mortality and Expense Risk charge is increased by 0.30% for ACSV I and 0.55% for ACSV II, not to exceed a total Mortality and Expense Risk charge of 1.00%.

       -- MONTHLY PER THOUSAND FACE AMOUNT CHARGE

     Each Monthly Deduction Day during the first five Policy Years, we currently deduct a per thousand Face Amount charge. This charge is equal to $0.03 per $1,000 of the policy's Face Amount plus the Supplementary Term Rider term insurance benefit, plus the face amount of any Scheduled Term Insurance Rider or the face amount of any Supplementary Scheduled Term Insurance Rider. We do not currently deduct a per thousand Face Amount charge in Policy Years 6 and beyond, but we may deduct such charge in the future. The monthly per thousand Face Amount will never exceed $0.03 per $1,000 for any Policy Year. The per thousand Face Amount charge does not apply to the Level First-to-Die Term Rider available with SVUL.

RIDER CHARGES

     Each Monthly Deduction Day, we deduct charges from the Cash Surrender Value of your policy for any optional rider benefits you have chosen. We do not deduct a monthly charge for the Living Benefits Rider or the Spouse's Paid-Up Insurance Purchase Option Rider. However, we will deduct a $150 administrative fee if you receive an accelerated death benefit under the Living Benefits Rider. The following riders are available for a charge under the policies. See "Additional Information About the Operation of the Policies" for a full description of the riders.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to $0.01 per $1,000 multiplied by the policy's Face Amount. The charge can be found on the Policy Data Page. This rider is not available if you have Supplementary Term Rider, the Scheduled Term Insurance Rider, the Supplementary Scheduled Term Insurance Rider, or the Level First-to Die Term Rider.

     SUPPLEMENTARY TERM RIDER CHARGE(1)

     If you choose this rider, we will deduct a charge equal to the cost of insurance rate for this rider multiplied by the term insurance benefit for this rider. The guaranteed rates can be found on the Policy Data Page. This rider is not available if you have the Guaranteed Minimum Death Benefit Rider.

     SCHEDULED TERM INSURANCE RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to the cost of insurance rate for this rider multiplied by the face amount of the term insurance for this rider. The guaranteed rates can be found on the Policy Data Page. If you have this rider, your policy will not contain the No-Lapse Guarantee benefit. In addition, this rider is not available if you have the Guaranteed Minimum Death Benefit Rider or the Scheduled Supplementary Term Insurance Rider. The Scheduled Term Insurance Rider Charge (STIR) is not available for sale in several jurisdictions. Please check with your registered representative for availability.

     SCHEDULED SUPPLEMENTARY TERM INSURANCE RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to the cost of insurance rate for this rider multiplied by the term insurance benefit of this rider. The guaranteed rates can be found on the Policy Data Page. If you have this rider, your policy will not contain the No-Lapse Guarantee benefit. In addition, this rider is not available if you have the Guaranteed Minimum Death Benefit Rider or the Scheduled Term Insurance Rider.

     LIFE EXTENSION BENEFIT I RIDER CHARGE

     If you choose this rider, beginning on the policy anniversary when the insured is age 90 (under VUL) or when the younger insured is or would have been age 90 (under SVUL), and ending on the policy anniversary when the insured is age 100 (under VUL) or the younger insured is or would have been age 100 (under
SVUL), we will deduct a charge equal to a percentage of the policy's cost of insurance charges and term insurance cost of insurance charges, excluding the Level First-to-Die Term Rider if any. This percentage may vary by Age, gender, and underwriting class. This percentage can be found on the Policy Data Page. This rider is not available if you have the Life Extension Benefit II Rider.

     LIFE EXTENSION BENEFIT II RIDER CHARGE

     If you choose this rider, we will deduct a per thousand charge based on the combined face amounts of the base policy and any term riders (except the Level First-to-Die Term Rider). Each time the Face Amount of the base policy and/or term riders is increased, an additional charge for the rider will apply. When the policy and the rider are issued at the same time, the charge will be deducted from the policy's Cash Surrender Value on each Monthly Deduction Day starting from the Policy Date. When the policy and the rider are issued separately, the charge will be deducted from the policy's Cash Surrender Value on each Monthly Deduction Day starting from date the rider is issued. Charges will continue until the policy anniversary on which the insured is age 100 (under VUL) or the younger insured is or would have

----------
(1) Effective May 16, 2005, the Supplementary Term Rider is no longer offered for new sales.

been age 100 (under SVUL). Rates will vary by Age, sex, and underwriting class and can be found on the Policy Data Page. This rider is not available if you have the Life Extension Benefit Rider.

     LEVEL FIRST-TO-DIE TERM RIDER CHARGE (SVUL POLICIES ONLY)

     If you have this rider, we will deduct a charge equal to the face amount of this rider multiplied by the cost of insurance rate for this rider. The guaranteed rates for this rider can be found on the Policy Date Page. If you have this rider, your policy will not contain the No-Lapse Guarantee benefit. In addition, this rider is not available if you have the Guaranteed Minimum Death Benefit Rider.


                            SURRENDER OF YOUR POLICY


     Cash Surrender Value is significant for 2 reasons:

       -- Loans and Partial Surrenders: You can take loans and partial surrenders from your policy based on the amount of the policy's Cash Surrender Value.

       -- Keeping Your Policy in Effect: Your policy may lapse without value if the Cash Surrender Value is insufficient to pay the monthly policy charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect.


                              FINANCIAL STATEMENTS



     The consolidated balance sheet of NYLIAC as of December 31, 2007 and 2006, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2007 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2007 and the statement of operations, of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                               PERFORMANCE SUMMARY

     The performance data shown below represents past performance and is no guarantee of future results. Due to current market volatility, current performance may be less than the figures shown. The investment return and the accumulation value of your policy will fluctuate so that your contract, when surrendered, may be worth more or less than the original cost. Performance reflects the percentage change for the period shown with capital gains and dividends reinvested, and total portfolio operating expenses. It does not reflect the policy's current separate account charges for mortality and expense risk, the cost of insurance, monthly administrative charges, deferred sales expense charge, premium tax, and federal tax. Had these expenses been deducted, total returns would have been lower. The advisors to some of the Portfolios have assumed or reduced some of those Portfolios' fees and expenses. Had these expenses not been assumed or reduced, the total return for these Investment Divisions would have been lower.

NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE AND
PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE,

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2007



                                                 PORTFOLIO    YEAR                                       SINCE
                                                 INCEPTION     TO        1       3       5       10    PORTFOLIO
 INVESTMENT DIVISION(1)                           DATE(2)     DATE     YEAR    YEARS   YEARS   YEARS   INCEPTION
MainStay VP Series Funds
  Bond--Initial Class                            1/23/1984     6.52%    6.52%   4.40%   4.36%   5.74%     8.26%
  Capital Appreciation--Initial Class            1/29/1993    12.39%   12.39%   8.37%  10.98%   3.29%     8.04%
  Cash Management--Current 7-day yield as of
     December 31, 2007 is 4.38%(3)               1/29/1993     4.86%    4.86%   4.13%   2.77%   3.50%     3.82%
  Common Stock--Initial Class                    1/23/1984     5.14%    5.14%   9.67%  13.07%   6.32%    10.71%
  Convertible--Initial Class                     10/1/1996    14.86%   14.86%  10.58%  11.89%   8.33%     9.11%
  Floating Rate--Initial Class                    5/2/2005     2.60%    2.60%    N/A     N/A     N/A      3.99%
  Government--Initial Class                      1/29/1993     6.69%    6.69%   4.36%   3.65%   5.35%     5.68%
  High Yield Corporate Bond--Initial Class        5/1/1995     2.31%    2.31%   5.67%  12.65%   7.79%     9.30%
  ICAP Select Equity--Initial Class               5/1/1998     6.86%    6.86%  10.36%  13.88%    N/A      5.32%
  Large Cap Growth--Initial Class                 5/1/1998    21.35%   21.35%  10.74%  11.18%    N/A      6.18%
  S&P 500 Index--Initial Class(4)                1/29/1993     5.22%    5.22%   8.37%  12.51%   5.65%    10.12%
  Total Return--Initial Class                    1/29/1993     7.51%    7.51%   7.83%   9.80%   5.40%     8.02%
  Value--Initial Class(5)                         5/1/1995     2.19%    2.19%   8.88%  12.84%   5.49%     9.10%
Alger American Leveraged AllCap
  Portfolio--Class O Shares                      1/25/1995    33.53%   33.53%  22.15%  21.58%  12.04%    16.60%
Alger American Small Capitalization
  Portfolio--Class O Shares(6)                   9/21/1988    17.24%   17.24%  18.04%  22.24%   5.52%    11.91%
American Century VP Inflation
  Protection--Class II                          12/31/2002     9.49%    9.49%   4.16%   4.78%    N/A      4.78%
American Century VP International--Class II      8/15/2001    17.92%   17.92%  18.49%  18.88%    N/A      9.06%
American Century VP Value--Class II              8/14/2001    -5.31%   -5.31%   5.56%  11.58%    N/A      7.23%
Dreyfus IP Technology Growth--Initial Shares     8/31/1999    14.72%   14.72%   7.49%  13.50%    N/A     -1.70%
Dreyfus VIF Developing Leaders--Initial Shares   8/31/1990   -11.06%  -11.06%  -0.79%   7.44%   3.89%    19.28%
Fidelity(R) VIP Contrafund(R)--Initial Class      1/3/1995    17.59%   17.59%  15.38%  17.91%  10.58%    14.41%
Fidelity(R) VIP Equity-Income--Initial Class     10/9/1986     1.53%    1.53%   8.91%  13.43%   6.67%    10.87%
Fidelity(R) VIP Growth--Initial Class            10/9/1986    26.93%   26.93%  12.79%  14.53%   6.83%    11.37%
Fidelity(R) VIP Index 500--Initial Class         8/27/1992     5.44%    5.44%   8.55%  12.68%   5.70%    10.44%
Fidelity(R) VIP Investment Grade Bond--Initial
  Class                                          12/5/1988     4.26%    4.26%   3.60%   4.09%   5.77%     6.97%
Fidelity(R) VIP Mid-Cap--Initial Class          12/28/1998    15.63%   15.63%  15.52%  21.70%    N/A     18.99%
Fidelity(R) VIP Overseas--Initial Class          1/28/1987    17.31%   17.31%  18.17%  21.85%   8.19%     8.21%
Janus Aspen Series Balanced--Institutional
  Shares                                         9/13/1993    10.54%   10.54%   9.73%  10.34%   9.27%    11.34%
Janus Aspen Series Mid Cap
  Growth--Institutional Shares                   9/13/1993    22.04%   22.04%  15.91%  20.50%   8.62%    11.71%
Janus Aspen Series Worldwide
  Growth--Institutional Shares                   9/13/1993     9.63%    9.63%  11.11%  12.25%   6.29%    11.04%
MFS(R) Investors Trust Series--Initial Class     10/9/1995    10.31%   10.31%  10.18%  12.71%   4.65%     8.51%
MFS(R) New Discovery Series--Initial Class        5/1/1998     2.52%    2.52%   6.90%  11.71%    N/A      7.23%
MFS(R) Research Series--Initial Class            7/26/1995    13.20%   13.20%  10.47%  14.26%   5.36%     8.46%
MFS(R) Utilities Series--Initial Class            1/3/1995    27.90%   27.90%  25.18%  28.26%  12.89%    16.19%
Neuberger Berman AMT Mid-Cap Growth--Class I     11/3/1997    22.53%   22.53%  16.92%  18.95%   9.66%    11.23%
PIMCO Global Bond Portfolio--Administrative
  Class Shares                                   1/10/2002     9.75%    9.75%   2.35%   6.29%    N/A      8.56%
PIMCO Low Duration Portfolio--Administrative
  Class Shares                                   2/16/1999     7.39%    7.39%   4.09%   3.28%    N/A      4.59%
PIMCO Real Return Portfolio--Administrative
  Class Shares                                   9/30/1999    10.66%   10.66%   4.39%   6.16%    N/A      8.67%
PIMCO Total Return Portfolio--Administrative
  Class Shares                                  12/31/1997     8.76%    8.76%   4.98%   4.97%   6.01%     6.01%
T. Rowe Price Equity Income Portfolio            3/31/1994     3.26%    3.26%   8.48%  13.01%   7.59%    11.78%
T. Rowe Price Limited-Term Bond Portfolio        5/13/1994     5.49%    5.49%   3.75%   3.32%   4.75%     5.13%
Van Eck Worldwide Absolute Return Fund            5/1/2003     4.06%    4.06%   4.25%    N/A     N/A      2.69%
Van Eck Worldwide Hard Assets Fund                9/1/1989    45.36%   45.36%  40.01%  37.62%  14.87%    11.22%
Van Kampen UIF Emerging Markets Debt--Class I    6/16/1997     6.53%    6.53%   9.84%  13.27%   8.75%     8.36%
Van Kampen UIF Emerging Markets Equity--Class
  I                                              10/1/1996    40.45%   40.45%  37.12%  36.57%  13.82%    12.01%
Van Kampen UIF U.S. Real Estate--Class I          3/3/1997   -17.07%  -17.07%  10.25%  20.24%  12.01%    12.76%
----------------------------------------------------------------------------------------------------------------

NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE AND
PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE,

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2007


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. THE INVESTMENT RETURN AND THE ACCUMULATION VALUE OF YOUR POLICY WILL FLUCTUATE SO THAT A CONTRACT, WHEN SURRENDERED, MAY BE WORTH MORE OR LESS THAN THE PREMIUM PAYMENTS. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT HTTP://WWW.NEWYORKLIFE.COM.



Performance reflects the percentage change for the period shown with capital gains and dividends reinvested. Performance reflects the deduction of portfolio investment management and operating expenses. It does not reflect the policy's sales expense charge, state and federal tax charge, monthly contract charge per $1,000 of face amount charge, mortality and expense risk charge and cost of insurance charges. Had these expenses been deducted, total returns would be lower. Consequently, the returns shown are greater than actual returns that would have been achieved under the policy during the periods shown.



We recommend that you obtain a personalized illustration which takes into account the amount of insurance purchased, complete fees and charges under the policy, including the cost of insurance, and the gender, age and underwriting classification of the insured.



FOR MORE INFORMATION, YOU SHOULD REFER TO YOUR PRODUCT AND FUND PROSPECTUSES OR VISIT www.newyorklife.com. POLICYOWNERS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. BOTH THE PRODUCT PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES CONTAIN THIS AND OTHER INFORMATION ABOUT THE PRODUCT AND UNDERLYING INVESTMENT OPTIONS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.



The advisors to some of the Investment Divisions have assumed or reduced some of those portfolios' fees and expenses. Had these expenses not been assumed or reduced, the total return for these Investment Divisions would have been lower.



(1) The Investment Divisions offered through NYLIAC Pinnacle VUL and NYLIAC Pinnacle SVUL are different from mutual funds that may have similar names but are available directly to the public. Investment results will differ.



(2) The Inception Date is the date the underlying portfolio was established, not the date the portfolio was added as an Investment Division to the Separate Account. NYLIAC Pinnacle VUL and NYLIAC Pinnacle SVUL were first introduced for sale on 6/11/01. For the period from the Inception Date, until June 11, 2001, values assume that the NYLIAC Pinnacle VUL and NYLIAC Pinnacle SVUL policies were available, which they were not.



(3) AN INVESTMENT IN THE MAINSTAY VP CASH MANAGEMENT PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS PORTFOLIO. THE CURRENT YIELD MORE CLOSELY REFLECTS THE PORTFOLIO'S EARNINGS THAN THE TOTAL RETURN FIGURES SHOWN.



(4) MainStay VP S&P 500 Index Portfolio--The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring Large-Cap U.S. stock market performance. "S&P 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by the MainStay VP S&P 500 Index Portfolio. The MainStay VP S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the MainStay VP S&P 500 Index Portfolio. Investors cannot directly purchase an index.



(5) The MainStay VP Value portfolio will merge with and into the MainStay VP ICAP Select Equity portfolio on May 16, 2008.



(6) New allocations to the Alger American Small Capitalization Portfolio--Class O Shares Investment Division will not be accepted from policyowners who were not invested in this Investment Division as of June 1, 2007.



NYLIAC Pinnacle Variable Universal Life and NYLIAC Pinnacle Survivorship Variable Universal Life are issued by New York Life Insurance and Annuity Corporation (A Delaware Corporation) and distributed by NYLIFE Distributors LLC, member FINRA/SIPC, wholly owned subsidiaries of New York Life Insurance Company, 51 Madison Ave., NY, NY 10010.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

                              FINANCIAL STATEMENTS



GROUP 1 POLICIES:   Variable Universal Life
                    Survivorship Variable Universal Life -
                    Series 1

GROUP 2 POLICIES:   Variable Universal Life 2000 -
                    Series 1
                    Single Premium Variable Universal Life -
                    Series 1

GROUP 3 POLICIES:   Pinnacle Variable Universal Life
                    Pinnacle Survivorship Variable Universal Life

GROUP 4 POLICIES:   Variable Universal Life 2000 -
                    Series 2
                    Survivorship Variable Universal Life -
                    Series 2
                    Single Premium Variable Universal Life -
                    Series 2
                    Single Premium Variable Universal Life -
                    Series 3
                    Variable Universal Life Provider

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2007






                                                                               MAINSTAY VP
                                           MAINSTAY VP       MAINSTAY VP         CAPITAL
                                           BALANCED--          BOND--        APPRECIATION--
                                          INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $9,933,300        $30,380,161      $237,777,254
  Dividends due and accrued...........             --                 --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................           (789)             9,087             1,281

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................          7,917             34,960           350,627
     Administrative charges...........            907              3,502            45,013
                                           ----------        -----------      ------------
       Total net assets...............     $9,923,687        $30,350,786      $237,382,895
                                           ==========        ===========      ============

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $3,477,041        $13,104,625      $168,430,216
     Group 2 Policies.................      1,921,945         10,730,941        60,490,563
     Group 3 Policies.................             --          1,169,742           462,122
     Group 4 Policies.................      4,524,701          5,345,478         7,999,994
                                           ----------        -----------      ------------
       Total net assets...............     $9,923,687        $30,350,786      $237,382,895
                                           ==========        ===========      ============
     Group 1 variable accumulation
       unit value.....................     $    11.82        $     21.03      $      24.43
                                           ==========        ===========      ============
     Group 2 variable accumulation
       unit value.....................     $    11.89        $     15.65      $       9.29
                                           ==========        ===========      ============
     Group 3 variable accumulation
       unit value.....................     $       --        $     13.60      $      11.99
                                           ==========        ===========      ============
     Group 4 variable accumulation
       unit value.....................     $    12.05        $     13.27      $      13.45
                                           ==========        ===========      ============


Identified Cost of Investment.........     $9,955,530        $29,644,611      $186,722,085
                                           ==========        ===========      ============




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










                          MAINSTAY VP       MAINSTAY VP                                                              MAINSTAY VP
        MAINSTAY VP         COMMON         CONSERVATIVE       MAINSTAY VP       MAINSTAY VP        MAINSTAY VP         GROWTH
           CASH             STOCK--        ALLOCATION--      CONVERTIBLE--    FLOATING RATE--     GOVERNMENT--      ALLOCATION--
        MANAGEMENT       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
      ---------------------------------------------------------------------------------------------------------------------------


        $50,395,990      $116,454,652       $2,600,528        $42,578,301        $7,752,912        $18,824,839       $17,109,983
            167,898                --               --                 --            41,259                 --                --

             17,193             6,745           42,256             15,549             3,181             48,058            24,513



             36,573           159,438            2,441             47,555             5,950             21,177            14,066
              3,645            18,396              317              3,265               653              2,215             1,522
        -----------      ------------       ----------        -----------        ----------        -----------       -----------
        $50,540,863      $116,283,563       $2,640,026        $42,543,030        $7,790,749        $18,849,505       $17,118,908
        ===========      ============       ==========        ===========        ==========        ===========       ===========



        $15,061,887      $ 70,275,532       $1,263,641        $12,341,994        $2,344,960        $ 8,394,013       $ 6,399,861
         11,840,438        37,366,845          415,678         21,168,151         1,618,789          6,014,364         3,802,647
         13,675,583           879,885               --            480,659         1,000,030            413,543                --
          9,962,955         7,761,301          960,707          8,552,226         2,826,970          4,027,585         6,916,400
        -----------      ------------       ----------        -----------        ----------        -----------       -----------
        $50,540,863      $116,283,563       $2,640,026        $42,543,030        $7,790,749        $18,849,505       $17,118,908
        ===========      ============       ==========        ===========        ==========        ===========       ===========
        $      1.55      $      34.85       $    11.48        $     24.52        $    10.89        $     19.62       $     12.25
        ===========      ============       ==========        ===========        ==========        ===========       ===========
        $      1.24      $      13.21       $    11.40        $     17.34        $    10.95        $     15.19       $     12.10
        ===========      ============       ==========        ===========        ==========        ===========       ===========
        $      1.18      $      13.51       $       --        $     16.60        $    10.61        $     13.01       $        --
        ===========      ============       ==========        ===========        ==========        ===========       ===========
        $      1.15      $      15.46       $    11.51        $     16.75        $    11.10        $     12.77       $     12.22
        ===========      ============       ==========        ===========        ==========        ===========       ===========


        $50,396,150      $106,846,716       $2,585,321        $33,400,257        $8,029,281        $18,628,747       $16,664,089
        ===========      ============       ==========        ===========        ==========        ===========       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2007



                                           MAINSTAY VP
                                           HIGH YIELD        MAINSTAY VP       MAINSTAY VP
                                            CORPORATE        ICAP SELECT      INTERNATIONAL
                                             BOND--           EQUITY--          EQUITY--
                                          INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....    $105,951,170       $27,958,259       $67,417,112
  Dividends due and accrued...........              --                --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................          72,881            14,356           (22,410)

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................         118,631            27,224            70,539
     Administrative charges...........          13,760             1,795             7,689
                                          ------------       -----------       -----------
       Total net assets...............    $105,891,660       $27,943,596       $67,316,474
                                          ============       ===========       ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................    $ 52,218,120       $ 7,024,315       $29,328,804
     Group 2 Policies.................      27,661,905        12,628,996        18,671,587
     Group 3 Policies.................       1,901,275           424,652                --
     Group 4 Policies.................      24,110,360         7,865,633        19,316,083
                                          ------------       -----------       -----------
       Total net assets...............    $105,891,660       $27,943,596       $67,316,474
                                          ============       ===========       ===========
     Group 1 variable accumulation
       unit value.....................    $      28.25       $     13.92       $     27.42
                                          ============       ===========       ===========
     Group 2 variable accumulation
       unit value.....................    $      18.19       $     14.94       $     16.98
                                          ============       ===========       ===========
     Group 3 variable accumulation
       unit value.....................    $      18.62       $     15.81       $        --
                                          ============       ===========       ===========
     Group 4 variable accumulation
       unit value.....................    $      17.77       $     15.92       $     20.89
                                          ============       ===========       ===========


Identified Cost of Investment.........    $ 99,764,355       $25,644,639       $56,625,228
                                          ============       ===========       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









                                                                                                  MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP
         LARGE CAP          MID CAP           MID CAP           MID CAP          MODERATE           GROWTH            S&P 500
         GROWTH--           CORE--           GROWTH--           VALUE--        ALLOCATION--      ALLOCATION--         INDEX--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


        $26,909,831       $37,066,714       $47,672,661       $40,243,913       $11,725,161       $21,667,546      $286,819,626
                 --                --                --                --                --                --                --

             35,820            51,259            25,782             3,898            13,595            78,470           (51,139)



             28,925            33,908            40,791            37,968            10,355            20,048           356,742
              1,348             3,418             3,645             3,587             1,093             2,141            40,823
        -----------       -----------       -----------       -----------       -----------       -----------      ------------
        $26,915,378       $37,080,647       $47,654,007       $40,206,256       $11,727,308       $21,723,827      $286,370,922
        ===========       ===========       ===========       ===========       ===========       ===========      ============



        $ 5,669,939       $13,176,712       $13,697,815       $13,762,084       $ 4,593,759       $ 8,640,447      $154,823,166
         15,653,249        10,340,484        14,417,786        12,856,673         3,125,805         5,767,567        85,692,231
            486,534                --                --                --                --                --         4,322,017
          5,105,656        13,563,451        19,538,406        13,587,499         4,007,744         7,315,813        41,533,508
        -----------       -----------       -----------       -----------       -----------       -----------      ------------
        $26,915,378       $37,080,647       $47,654,007       $40,206,256       $11,727,308       $21,723,827      $286,370,922
        ===========       ===========       ===========       ===========       ===========       ===========      ============
        $      8.97       $     18.14       $     16.43       $     14.60       $     11.80       $     12.08      $      37.28
        ===========       ===========       ===========       ===========       ===========       ===========      ============
        $     12.24       $     18.50       $     17.23       $     14.78       $     11.71       $     11.92      $      12.31
        ===========       ===========       ===========       ===========       ===========       ===========      ============
        $     12.33       $        --       $        --       $        --       $        --       $        --      $      14.14
        ===========       ===========       ===========       ===========       ===========       ===========      ============
        $     13.97       $     19.88       $     19.71       $     15.19       $     11.90       $     12.10      $      15.40
        ===========       ===========       ===========       ===========       ===========       ===========      ============


        $20,621,868       $35,437,602       $39,045,782       $39,497,148       $11,471,418       $20,990,487      $216,147,901
        ===========       ===========       ===========       ===========       ===========       ===========      ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2007




                                           MAINSTAY VP       MAINSTAY VP
                                            SMALL CAP           TOTAL          MAINSTAY VP
                                            GROWTH--          RETURN--           VALUE--
                                          INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $20,178,380       $64,428,471       $81,499,313
  Dividends due and accrued...........              --                --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................           7,545            32,257            22,828

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................          16,827            90,422           105,176
     Administrative charges...........           1,395            11,617            12,821
                                           -----------       -----------       -----------
       Total net assets...............     $20,167,703       $64,358,689       $81,404,144
                                           ===========       ===========       ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $ 5,033,560       $44,163,570       $49,350,573
     Group 2 Policies.................       6,580,178        15,890,375        21,948,144
     Group 3 Policies.................              --           239,634           696,552
     Group 4 Policies.................       8,553,965         4,065,110         9,408,875
                                           -----------       -----------       -----------
       Total net assets...............     $20,167,703       $64,358,689       $81,404,144
                                           ===========       ===========       ===========
     Group 1 variable accumulation
       unit value.....................     $     11.15       $     25.40       $     27.62
                                           ===========       ===========       ===========
     Group 2 variable accumulation
       unit value.....................     $     11.54       $     12.50       $     16.62
                                           ===========       ===========       ===========
     Group 3 variable accumulation
       unit value.....................     $        --       $     13.64       $     14.52
                                           ===========       ===========       ===========
     Group 4 variable accumulation
       unit value.....................     $     13.57       $     14.46       $     14.81
                                           ===========       ===========       ===========


Identified Cost of Investment.........     $20,386,532       $62,740,327       $70,303,110
                                           ===========       ===========       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









           ALGER              ALGER            AMERICAN
         AMERICAN           AMERICAN          CENTURY VP          AMERICAN          AMERICAN         CVS CALVERT       DREYFUS IP
         LEVERAGED            SMALL            INFLATION         CENTURY VP        CENTURY VP          SOCIAL          TECHNOLOGY
         ALL CAP--      CAPITALIZATION--     PROTECTION--     INTERNATIONAL--        VALUE--          BALANCED          GROWTH--
      CLASS O SHARES     CLASS O SHARES        CLASS II           CLASS II          CLASS II          PORTFOLIO      INITIAL SHARES
      -----------------------------------------------------------------------------------------------------------------------------


         $488,763          $53,744,316          $74,985          $2,730,022         $842,625         $4,829,768        $11,352,857
               --                   --              231                  --               --                 --                 --

              (62)                (875)              --                  36              (32)             8,490              6,702



               --               67,784               --                  --               --              5,495              9,850
               --                6,546               --                  --               --                444                910
         --------          -----------          -------          ----------         --------         ----------        -----------
         $488,701          $53,669,111          $75,216          $2,730,058         $842,593         $4,832,319        $11,348,799
         ========          ===========          =======          ==========         ========         ==========        ===========



         $     --          $23,986,096          $    --          $       --         $     --         $1,712,705        $ 3,474,920
               --           20,855,485               --                  --               --          2,182,561          3,328,566
          488,701              907,308           75,216           2,730,058          842,593                 --            241,816
               --            7,920,222               --                  --               --            937,053          4,303,497
         --------          -----------          -------          ----------         --------         ----------        -----------
         $488,701          $53,669,111          $75,216          $2,730,058         $842,593         $4,832,319        $11,348,799
         ========          ===========          =======          ==========         ========         ==========        ===========
         $     --          $     17.05          $    --          $       --         $     --         $    17.45        $     10.69
         ========          ===========          =======          ==========         ========         ==========        ===========
         $     --          $     12.97          $    --          $       --         $     --         $    12.44        $     11.17
         ========          ===========          =======          ==========         ========         ==========        ===========
         $  23.51          $     20.75          $ 11.75          $    22.87         $  17.03         $       --        $     14.36
         ========          ===========          =======          ==========         ========         ==========        ===========
         $     --          $     22.57          $    --          $       --         $     --         $    14.21        $     14.46
         ========          ===========          =======          ==========         ========         ==========        ===========


         $416,280          $30,556,563          $73,034          $2,484,196         $912,210         $4,608,674        $ 9,305,777
         ========          ===========          =======          ==========         ========         ==========        ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2007



                                                                                FIDELITY(R)
                                           DREYFUS VIF       FIDELITY(R)            VIP
                                           DEVELOPING            VIP              EQUITY-
                                            LEADERS--      CONTRAFUND(R)--       INCOME--
                                         INITIAL SHARES     INITIAL CLASS      INITIAL CLASS
                                         ---------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $1,161,102        $217,913,694       $74,582,469
  Dividends due and accrued...........             --                  --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................           (128)             80,641           (90,195)

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................             --             264,101            81,744
     Administrative charges...........             --              28,604             8,909
                                           ----------        ------------       -----------
       Total net assets...............     $1,160,974        $217,701,630       $74,401,621
                                           ==========        ============       ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $       --        $106,765,908       $34,182,159
     Group 2 Policies.................             --          68,720,764        21,777,708
     Group 3 Policies.................      1,160,974           6,943,366         3,044,412
     Group 4 Policies.................             --          35,271,592        15,397,342
                                           ----------        ------------       -----------
       Total net assets...............     $1,160,974        $217,701,630       $74,401,621
                                           ==========        ============       ===========
     Group 1 variable accumulation
       unit value.....................     $       --        $      32.66       $     23.49
                                           ==========        ============       ===========
     Group 2 variable accumulation
       unit value.....................     $       --        $      19.26       $     16.33
                                           ==========        ============       ===========
     Group 3 variable accumulation
       unit value.....................     $    13.86        $      20.36       $     16.10
                                           ==========        ============       ===========
     Group 4 variable accumulation
       unit value.....................     $       --        $      20.35       $     15.97
                                           ==========        ============       ===========

Identified Cost of Investment.........     $1,410,043        $202,537,061       $74,231,157
                                           ==========        ============       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








                                                                                                                    JANUS ASPEN
                                            FIDELITY(R)                                           JANUS ASPEN         SERIES
        FIDELITY(R)       FIDELITY(R)           VIP           FIDELITY(R)       FIDELITY(R)         SERIES            MID CAP
            VIP               VIP           INVESTMENT            VIP               VIP           BALANCED--         GROWTH--
         GROWTH--         INDEX 500--      GRADE BOND--        MID CAP--        OVERSEAS--       INSTITUTIONAL     INSTITUTIONAL
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES
      --------------------------------------------------------------------------------------------------------------------------


        $2,257,204        $2,818,194         $795,494         $3,433,762        $4,218,948       $127,383,112        $461,581
                --                --               --                 --                --                 --              --

                --               (36)             (35)              (208)             (127)          (106,539)            (39)



                --                --               --                 --                --            159,959              --
                --                --               --                 --                --             12,276              --
        ----------        ----------         --------         ----------        ----------       ------------        --------
        $2,257,204        $2,818,158         $795,459         $3,433,554        $4,218,821       $127,104,338        $461,542
        ==========        ==========         ========         ==========        ==========       ============        ========



        $       --        $       --         $     --         $       --        $       --       $ 46,207,443        $     --
                --                --               --                 --                --         65,145,604              --
         2,257,204         2,818,158          795,459          3,433,554         4,218,821            656,011         461,542
                --                --               --                 --                --         15,095,280              --
        ----------        ----------         --------         ----------        ----------       ------------        --------
        $2,257,204        $2,818,158         $795,459         $3,433,554        $4,218,821       $127,104,338        $461,542
        ==========        ==========         ========         ==========        ==========       ============        ========
        $       --        $       --         $     --         $       --        $       --       $      27.84        $     --
        ==========        ==========         ========         ==========        ==========       ============        ========
        $       --        $       --         $     --         $       --        $       --       $      15.84        $     --
        ==========        ==========         ========         ==========        ==========       ============        ========
        $    13.44        $    13.78         $  12.44         $    24.82        $    21.16       $      15.37        $  19.57
        ==========        ==========         ========         ==========        ==========       ============        ========
        $       --        $       --         $     --         $       --        $       --       $      15.48        $     --
        ==========        ==========         ========         ==========        ==========       ============        ========

        $1,970,628        $2,674,079         $784,485         $3,179,697        $3,576,644       $100,048,720        $355,271
        ==========        ==========         ========         ==========        ==========       ============        ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2007


                                           JANUS ASPEN
                                             SERIES            MFS(R)            MFS(R)
                                            WORLDWIDE         INVESTORS            NEW
                                            GROWTH--            TRUST           DISCOVERY
                                          INSTITUTIONAL       SERIES--          SERIES--
                                             SHARES         INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....    $123,042,466        $203,204          $523,522
  Dividends due and accrued...........              --              --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................          96,066             132                --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................         165,858              --                --
     Administrative charges...........          15,241              --                --
                                          ------------        --------          --------
       Total net assets...............    $122,957,433        $203,336          $523,522
                                          ============        ========          ========
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................    $ 57,828,601        $     --          $     --
     Group 2 Policies.................      56,285,069              --                --
     Group 3 Policies.................       1,019,279         203,336           523,522
     Group 4 Policies.................       7,824,484              --                --
                                          ------------        --------          --------
       Total net assets...............    $122,957,433        $203,336          $523,522
                                          ============        ========          ========
     Group 1 variable accumulation
       unit value.....................    $      21.42        $     --          $     --
                                          ============        ========          ========
     Group 2 variable accumulation
       unit value.....................    $      11.77        $     --          $     --
                                          ============        ========          ========
     Group 3 variable accumulation
       unit value.....................    $      13.60        $  14.33          $  13.71
                                          ============        ========          ========
     Group 4 variable accumulation
       unit value.....................    $      14.59        $     --          $     --
                                          ============        ========          ========


Identified Cost of Investment.........    $106,631,870        $179,039          $531,938
                                          ============        ========          ========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








                                             NEUBERGER
                                            BERMAN AMT           PIMCO                               PIMCO             PIMCO
          MFS(R)            MFS(R)            MID-CAP           GLOBAL             PIMCO             REAL              TOTAL
         RESEARCH          UTILITIES          GROWTH            BOND--        LOW DURATION--       RETURN--          RETURN--
         SERIES--          SERIES--         PORTFOLIO--     ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE
       INITIAL CLASS     INITIAL CLASS        CLASS I        CLASS SHARES      CLASS SHARES      CLASS SHARES      CLASS SHARES
      --------------------------------------------------------------------------------------------------------------------------


         $110,591         $1,628,830         $182,636           $76,535           $   --            $90,828          $412,233
               --                 --               --               225               --                285             1,065

               --                 82                7                --               --                 --               (37)



               --                 --               --                --               --                 --                --
               --                 --               --                --               --                 --                --
         --------         ----------         --------           -------           ------            -------          --------
         $110,591         $1,628,912         $182,643           $76,760           $   --            $91,113          $413,261
         ========         ==========         ========           =======           ======            =======          ========


         $     --         $       --         $     --           $    --           $   --            $    --          $     --
               --                 --               --                --               --                 --                --
          110,591          1,628,912          182,643            76,760               --             91,113           413,261
               --                 --               --                --               --                 --                --
         --------         ----------         --------           -------           ------            -------          --------
         $110,591         $1,628,912         $182,643           $76,760           $   --            $91,113          $413,261
         ========         ==========         ========           =======           ======            =======          ========
         $     --         $       --         $     --           $    --           $   --            $    --          $     --
         ========         ==========         ========           =======           ======            =======          ========
         $     --         $       --         $     --           $    --           $   --            $    --          $     --
         ========         ==========         ========           =======           ======            =======          ========
         $  12.47         $    32.87         $  19.37           $ 11.54           $10.18            $ 11.03          $  11.22
         ========         ==========         ========           =======           ======            =======          ========
         $     --         $       --         $     --           $    --           $   --            $    --          $     --
         ========         ==========         ========           =======           ======            =======          ========


         $108,971         $1,534,247         $143,439           $71,777           $   --            $95,712          $424,819
         ========         ==========         ========           =======           ======            =======          ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2007



                                                                                     T. ROWE
                                               ROYCE               ROYCE              PRICE
                                             MICRO-CAP           SMALL-CAP           EQUITY
                                            PORTFOLIO--         PORTFOLIO--          INCOME
                                         INVESTMENT CLASS    INVESTMENT CLASS       PORTFOLIO
                                         ------------------------------------------------------

ASSETS:
  Investments, at net asset value.....      $7,557,479          $4,606,142         $71,567,683
  Dividends due and accrued...........              --                  --                  --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................           9,442              12,288              27,308

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................           6,187               3,826              69,378
     Administrative charges...........             555                 321               5,641
                                            ----------          ----------         -----------
       Total net assets...............      $7,560,179          $4,614,283         $71,519,972
                                            ==========          ==========         ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................      $2,186,619          $1,298,074         $21,548,647
     Group 2 Policies.................       2,214,735           1,512,700          27,215,403
     Group 3 Policies.................              --                  --           2,085,200
     Group 4 Policies.................       3,158,825           1,803,509          20,670,722
                                            ----------          ----------         -----------
       Total net assets...............      $7,560,179          $4,614,283         $71,519,972
                                            ==========          ==========         ===========
     Group 1 variable accumulation
       unit value.....................      $    12.78          $    11.26         $     17.01
                                            ==========          ==========         ===========
     Group 2 variable accumulation
       unit value.....................      $    12.76          $    11.21         $     17.33
                                            ==========          ==========         ===========
     Group 3 variable accumulation
       unit value.....................      $       --          $       --         $     15.92
                                            ==========          ==========         ===========
     Group 4 variable accumulation
       unit value.....................      $    12.84          $    11.47         $     16.02
                                            ==========          ==========         ===========


Identified Cost of Investment.........      $8,083,048          $4,966,094         $66,126,206
                                            ==========          ==========         ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









          T. ROWE                                             VAN KAMPEN        VAN KAMPEN        VAN KAMPEN
           PRICE            VAN ECK                          UIF EMERGING      UIF EMERGING        UIF U.S.
         LIMITED-          WORLDWIDE          VAN ECK           MARKETS           MARKETS            REAL
         TERM BOND         ABSOLUTE          WORLDWIDE          DEBT--           EQUITY--          ESTATE--
         PORTFOLIO          RETURN          HARD ASSETS         CLASS I           CLASS I           CLASS I
      --------------------------------------------------------------------------------------------------------


         $273,763          $477,268         $35,092,619        $313,890         $84,280,137       $  880,652
              945                --                  --              --                  --               --

              (36)                7              79,552              --              55,595             (192)



               --                --              29,167              --             102,588               --
               --                --               2,984              --              10,087               --
         --------          --------         -----------        --------         -----------       ----------
         $274,672          $477,275         $35,140,020        $313,890         $84,223,057       $  880,460
         ========          ========         ===========        ========         ===========       ==========



         $     --          $     --         $11,630,958        $     --         $35,299,167       $       --
               --                --           8,621,395              --          29,608,105               --
          274,672           477,275           1,965,724         313,890           1,645,584          880,460
               --                --          12,921,943              --          17,670,201               --
         --------          --------         -----------        --------         -----------       ----------
         $274,672          $477,275         $35,140,020        $313,890         $84,223,057       $  880,460
         ========          ========         ===========        ========         ===========       ==========
         $     --          $     --         $     20.36        $     --         $     33.95       $       --
         ========          ========         ===========        ========         ===========       ==========
         $     --          $     --         $     19.69        $     --         $     35.13       $       --
         ========          ========         ===========        ========         ===========       ==========
         $  11.89          $  10.74         $     38.71        $  15.96         $     38.36       $    21.94
         ========          ========         ===========        ========         ===========       ==========
         $     --          $     --         $     20.55        $     --         $     39.42       $       --
         ========          ========         ===========        ========         ===========       ==========


         $276,645          $474,365         $27,404,452        $317,930         $48,145,061       $1,158,362
         ========          ========         ===========        ========         ===========       ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2007






                                                                            MAINSTAY VP                     MAINSTAY VP
                                            MAINSTAY VP     MAINSTAY VP       CAPITAL       MAINSTAY VP       COMMON
                                            BALANCED--        BOND--      APPRECIATION--       CASH           STOCK--
                                           INITIAL CLASS   INITIAL CLASS   INITIAL CLASS    MANAGEMENT     INITIAL CLASS
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $   220,096     $ 1,086,874    $    329,990    $  1,838,061     $ 1,467,767
  Mortality and expense risk charges....        (54,045)       (153,045)     (1,371,627)       (176,592)       (662,903)
  Administrative charges................         (4,137)        (12,998)       (171,450)        (13,559)        (72,426)
                                            -----------     -----------    ------------    ------------     -----------
       Net investment income (loss).....        161,914         920,831      (1,213,087)      1,647,910         732,438
                                            -----------     -----------    ------------    ------------     -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      6,707,753       3,238,869      24,253,584      21,450,672       8,437,763
  Cost of investments sold..............     (5,883,831)     (3,137,452)    (21,890,507)    (21,450,860)     (8,889,158)
                                            -----------     -----------    ------------    ------------     -----------
       Net realized gain (loss) on
          investments...................        823,922         101,417       2,363,077            (188)       (451,395)
  Realized gain distribution received...        354,395              --              --              --       8,738,914
  Change in unrealized appreciation
     (depreciation) on investments......     (1,055,720)        680,089      25,092,155             377      (3,764,577)
                                            -----------     -----------    ------------    ------------     -----------
       Net gain (loss) on investments...        122,597         781,506      27,455,232             189       4,522,942
                                            -----------     -----------    ------------    ------------     -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $   284,511     $ 1,702,337    $ 26,242,145    $  1,648,099     $ 5,255,380
                                            ===========     ===========    ============    ============     ===========








                                            MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                                           INTERNATIONAL     LARGE CAP        MID CAP         MID CAP         MID CAP
                                             EQUITY--        GROWTH--         CORE--         GROWTH--         VALUE--
                                           INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $   451,585     $     5,024     $   147,713     $        --     $   435,698
  Mortality and expense risk charges....       (357,915)       (118,245)       (201,970)       (247,359)       (234,012)
  Administrative charges................        (29,286)         (4,425)        (13,598)        (13,563)        (15,386)
                                            -----------     -----------     -----------     -----------     -----------
       Net investment income (loss).....         64,384        (117,646)        (67,855)       (260,922)        186,300
                                            -----------     -----------     -----------     -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      5,200,768       4,405,098       3,132,680       5,507,967       4,332,584
  Cost of investments sold..............     (2,897,438)     (3,932,924)     (1,954,642)     (3,022,368)     (2,692,089)
                                            -----------     -----------     -----------     -----------     -----------
       Net realized gain (loss) on
          investments...................      2,303,330         472,174       1,178,038       2,485,599       1,640,495
  Realized gain distribution received...      4,189,497              --       3,588,466       3,211,104       3,541,191
  Change in unrealized appreciation
     (depreciation) on investments......     (4,117,232)      3,961,928      (3,367,506)        595,716      (6,099,107)
                                            -----------     -----------     -----------     -----------     -----------
       Net gain (loss) on investments...      2,375,595       4,434,102       1,398,998       6,292,419        (917,421)
                                            -----------     -----------     -----------     -----------     -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $ 2,439,979     $ 4,316,456     $ 1,331,143     $ 6,031,497     $  (731,121)
                                            ===========     ===========     ===========     ===========     ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








                                                                                        MAINSTAY VP
        MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP     HIGH YIELD
       CONSERVATIVE     MAINSTAY VP      FLOATING       MAINSTAY VP       GROWTH         CORPORATE
       ALLOCATION--    CONVERTIBLE--      RATE--       GOVERNMENT--    ALLOCATION--       BOND--
       INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
      ----------------------------------------------------------------------------------------------


         $  67,747      $   925,886    $    813,619     $   899,002     $   190,751     $ 7,100,457
           (11,399)        (211,653)        (64,418)        (97,346)        (69,434)       (581,553)
            (1,179)         (11,906)         (7,131)         (8,381)         (4,671)        (54,222)
         ---------      -----------    ------------     -----------     -----------     -----------
            55,169          702,327         742,070         793,275         116,646       6,464,682
         ---------      -----------    ------------     -----------     -----------     -----------



           815,213        3,535,470      28,391,282       2,407,079       1,827,193       9,361,879
          (742,947)      (2,712,983)    (28,506,634)     (2,460,268)     (1,597,955)     (7,658,013)
         ---------      -----------    ------------     -----------     -----------     -----------

            72,266          822,487        (115,352)        (53,189)        229,238       1,703,866
            38,310        1,036,888              --              --         623,976              --

           (38,471)       2,729,591        (159,032)        352,139         (32,686)     (6,405,559)
         ---------      -----------    ------------     -----------     -----------     -----------
            72,105        4,588,966        (274,384)        298,950         820,528      (4,701,693)
         ---------      -----------    ------------     -----------     -----------     -----------

         $ 127,274      $ 5,291,293    $    467,686     $ 1,092,225     $   937,174     $ 1,762,989
         =========      ===========    ============     ===========     ===========     ===========


        MAINSTAY VP      MAINSTAY VP
        ICAP SELECT       INCOME &
         EQUITY--         GROWTH--
       INITIAL CLASS    INITIAL CLASS
      --------------------------------

        $  123,305      $    244,496
          (101,151)          (35,057)
            (4,983)           (1,672)
        ----------      ------------
            17,171           207,767
        ----------      ------------

         1,110,998        11,332,566
          (702,759)      (11,137,150)
        ----------      ------------
           408,239           195,416
           814,698         1,598,292
          (361,590)       (2,108,972)
        ----------      ------------
           861,347          (315,264)
        ----------      ------------
        $  878,518      $   (107,497)
        ==========      ============






                        MAINSTAY VP
        MAINSTAY VP      MODERATE       MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
         MODERATE         GROWTH          S&P 500        SMALL CAP         TOTAL        MAINSTAY VP
       ALLOCATION--    ALLOCATION--       INDEX--        GROWTH--        RETURN--         VALUE--
       INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
      ----------------------------------------------------------------------------------------------


        $   251,970     $   378,690    $  4,702,129     $        --     $ 1,453,279     $ 1,356,352
            (46,489)        (91,189)     (1,599,521)       (116,707)       (370,588)       (475,166)
             (3,330)         (6,945)       (160,403)         (5,888)        (44,929)        (52,229)
        -----------     -----------    ------------     -----------     -----------     -----------
            202,151         280,556       2,942,205        (122,595)      1,037,762         828,957
        -----------     -----------    ------------     -----------     -----------     -----------



          1,471,161       1,425,780      18,424,877       2,995,828       5,745,668       5,859,077
         (1,315,510)     (1,247,367)    (14,485,679)     (2,307,189)     (4,924,798)     (4,152,317)
        -----------     -----------    ------------     -----------     -----------     -----------

            155,651         178,413       3,939,198         688,639         820,870       1,706,760
            236,136         641,372              --       1,558,131       4,401,627       7,019,968

            (13,507)        101,320       5,939,475      (2,916,796)     (1,971,506)     (8,229,235)
        -----------     -----------    ------------     -----------     -----------     -----------
            378,280         921,105       9,878,673        (670,026)      3,250,991         497,493
        -----------     -----------    ------------     -----------     -----------     -----------

        $   580,431     $ 1,201,661    $ 12,820,878     $  (792,621)    $ 4,288,753     $ 1,326,450
        ===========     ===========    ============     ===========     ===========     ===========


           ALGER            ALGER
         AMERICAN         AMERICAN
         LEVERAGED          SMALL
         ALL CAP--    CAPITALIZATION--
      CLASS O SHARES   CLASS O SHARES
      --------------------------------

         $      --       $        --
                --          (287,009)
                --           (24,056)
         ---------       -----------
                --          (311,065)
         ---------       -----------

           180,782         6,574,298
          (136,109)       (3,534,607)
         ---------       -----------
            44,673         3,039,691
                --                --
            45,179         5,263,983
         ---------       -----------
            89,852         8,303,674
         ---------       -----------
         $  89,852       $ 7,992,609
         =========       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2007



                                             AMERICAN
                                            CENTURY VP        AMERICAN         AMERICAN       CVS CALVERT     DREYFUS IP
                                             INFLATION       CENTURY VP       CENTURY VP        SOCIAL        TECHNOLOGY
                                           PROTECTION--    INTERNATIONAL--      VALUE--        BALANCED        GROWTH--
                                             CLASS II         CLASS II         CLASS II        PORTFOLIO    INITIAL SHARES
                                          --------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................      $ 1,778        $    10,071      $    21,814      $ 118,575      $        --
  Mortality and expense risk charges....           --                 --               --        (26,790)         (54,398)
  Administrative charges................           --                 --               --         (1,727)          (3,168)
                                              -------        -----------      -----------      ---------      -----------
       Net investment income (loss).....        1,778             10,071           21,814         90,058          (57,566)
                                              -------        -----------      -----------      ---------      -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....        8,374          1,402,190        1,211,689        706,504        1,481,626
  Cost of investments sold..............       (8,544)        (1,170,067)      (1,240,869)      (622,122)      (1,154,155)
                                              -------        -----------      -----------      ---------      -----------
       Net realized gain (loss) on
          investments...................         (170)           232,123          (29,180)        84,382          327,471
  Realized gain distribution received...           --                 --          123,872        271,353               --
  Change in unrealized appreciation
     (depreciation) on investments......        2,215             69,693         (164,679)      (340,751)       1,063,795
                                              -------        -----------      -----------      ---------      -----------
       Net gain (loss) on investments...        2,045            301,816          (69,987)        14,984        1,391,266
                                              -------        -----------      -----------      ---------      -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................      $ 3,823        $   311,887      $   (48,173)     $ 105,042      $ 1,333,700
                                              =======        ===========      ===========      =========      ===========






                                                            JANUS ASPEN     JANUS ASPEN
                                            JANUS ASPEN       SERIES          SERIES          MFS(R)          MFS(R)
                                              SERIES          MID CAP        WORLDWIDE       INVESTORS          NEW
                                            BALANCED--       GROWTH--        GROWTH--          TRUST         DISCOVERY
                                           INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL     SERIES--        SERIES--
                                              SHARES          SHARES          SHARES       INITIAL CLASS   INITIAL CLASS
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $ 3,197,192      $    865      $    944,867       $ 1,034        $     --
  Mortality and expense risk charges....       (668,244)           --          (678,306)           --              --
  Administrative charges................        (46,258)           --           (58,927)           --              --
                                            -----------      --------      ------------       -------        --------
       Net investment income (loss).....      2,482,690           865           207,634         1,034              --
                                            -----------      --------      ------------       -------        --------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....     10,056,144        26,516         8,798,400         3,853           6,007
  Cost of investments sold..............     (8,890,300)      (15,869)      (10,075,684)       (2,885)         (4,582)
                                            -----------      --------      ------------       -------        --------
       Net realized gain (loss) on
          investments...................      1,165,844        10,647        (1,227,284)          968           1,425
  Realized gain distribution received...             --         1,842                --         1,048           8,790
  Change in unrealized appreciation
     (depreciation) on investments......      8,106,201        54,385        11,539,074        10,486         (29,317)
                                            -----------      --------      ------------       -------        --------
       Net gain (loss) on investments...      9,272,045        66,874        10,261,790        12,502         (19,102)
                                            -----------      --------      ------------       -------        --------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $11,754,735      $ 67,739      $ 10,469,424       $13,536        $(19,102)
                                            ===========      ========      ============       =======        ========




Not all investment divisions are available under all policies.
(a) For the period October 16, 2007 (Commencement of Operations) through December 31, 2007.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










                                          FIDELITY(R)                                     FIDELITY(R)
        DREYFUS VIF      FIDELITY(R)          VIP         FIDELITY(R)     FIDELITY(R)         VIP
        DEVELOPING           VIP            EQUITY-           VIP             VIP         INVESTMENT
         LEADERS--     CONTRAFUND(R)--     INCOME--        GROWTH--       INDEX 500--    GRADE BOND--
      INITIAL SHARES    INITIAL CLASS    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
      ------------------------------------------------------------------------------------------------


         $   7,542      $  1,957,841      $ 1,410,852     $    12,328      $ 89,817        $ 23,931
                --        (1,088,081)        (407,675)             --            --              --
                --          (100,931)         (36,275)             --            --              --
         ---------      ------------      -----------     -----------      --------        --------
             7,542           768,829          966,902          12,328        89,817          23,931
         ---------      ------------      -----------     -----------      --------        --------



           308,752        14,261,829        5,449,421       1,344,311        38,825          31,054
          (361,704)      (10,810,230)      (4,734,729)     (1,175,625)      (32,613)        (31,680)
         ---------      ------------      -----------     -----------      --------        --------

           (52,952)        3,451,599          714,692         168,686         6,212            (626)
           131,869        52,213,154        6,223,204           1,846            --              --

          (250,076)      (25,056,976)      (7,318,403)        244,961         6,387           6,014
         ---------      ------------      -----------     -----------      --------        --------
          (171,159)       30,607,777         (380,507)        415,493        12,599           5,388
         ---------      ------------      -----------     -----------      --------        --------

         $(163,617)     $ 31,376,606      $   586,395     $   427,821      $102,416        $ 29,319
         =========      ============      ===========     ===========      ========        ========


        FIDELITY(R)      FIDELITY(R)
            VIP              VIP
         MID CAP--       OVERSEAS--
       INITIAL CLASS    INITIAL CLASS
      --------------------------------

        $    32,182       $ 111,485
                 --              --
                 --              --
        -----------       ---------
             32,182         111,485
        -----------       ---------

          1,475,753         204,078
         (1,437,184)       (130,810)
        -----------       ---------

             38,569          73,268
            330,006         160,223
            104,961         149,852
        -----------       ---------
            473,536         383,343
        -----------       ---------
        $   505,718       $ 494,828
        ===========       =========





                                           NEUBERGER
                                          BERMAN AMT         PIMCO           PIMCO           PIMCO
          MFS(R)           MFS(R)           MID-CAP         GLOBAL      LOW DURATION--       REAL
         RESEARCH         UTILITIES         GROWTH          BOND--      ADMINISTRATIVE     RETURN--
         SERIES--         SERIES--        PORTFOLIO--   ADMINISTRATIVE   CLASS SHARES   ADMINISTRATIVE
       INITIAL CLASS    INITIAL CLASS       CLASS I      CLASS SHARES         (a)        CLASS SHARES
      ------------------------------------------------------------------------------------------------


          $   --          $  3,366          $    --         $ 2,047        $     66         $   467
              --                --               --              --              --              --
              --                --               --              --              --              --
          ------          --------          -------         -------        --------         -------
              --             3,366               --           2,047              66             467
          ------          --------          -------         -------        --------         -------



             577            65,658            5,164           4,386          13,233           5,699
            (558)          (46,092)          (2,978)         (4,332)        (13,067)           (341)
          ------          --------          -------         -------        --------         -------

              19            19,566            2,186              54             166           5,358
              --            24,397               --             164              --             208

           1,620            57,508           17,023           4,694              --          (4,742)
          ------          --------          -------         -------        --------         -------
           1,639           101,471           19,209           4,912             166             824
          ------          --------          -------         -------        --------         -------

          $1,639          $104,837          $19,209         $ 6,959        $    232         $ 1,291
          ======          ========          =======         =======        ========         =======


           PIMCO
           TOTAL            ROYCE
         RETURN--         MICRO-CAP
      ADMINISTRATIVE     PORTFOLIO--
       CLASS SHARES   INVESTMENT CLASS
      --------------------------------

         $  1,379         $ 110,377
               --           (35,338)
               --            (1,968)
         --------         ---------
            1,379            73,071
         --------         ---------



           18,952           942,343
           (2,046)         (875,662)
         --------         ---------

           16,906            66,681
               --           628,957
          (12,726)         (629,287)
         --------         ---------
            4,180            66,351
         --------         ---------

         $  5,559         $ 139,422
         ========         =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2007





                                               ROYCE          T. ROWE         T. ROWE
                                             SMALL-CAP         PRICE           PRICE          VAN ECK
                                            PORTFOLIO--       EQUITY         LIMITED-        WORLDWIDE        VAN ECK
                                            INVESTMENT        INCOME         TERM BOND       ABSOLUTE        WORLDWIDE
                                               CLASS         PORTFOLIO       PORTFOLIO        RETURN        HARD ASSETS
                                           ----------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $   2,377      $ 1,226,273      $ 10,376        $  1,300       $    19,541
  Mortality and expense risk charges....       (20,110)        (369,912)           --              --          (121,842)
  Administrative charges................        (1,079)         (21,652)           --              --            (7,885)
                                             ---------      -----------      --------        --------       -----------
       Net investment income (loss).....       (18,812)         834,709        10,376           1,300          (110,186)
                                             ---------      -----------      --------        --------       -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       385,783        4,140,475        17,724          10,544         1,541,095
  Cost of investments sold..............      (357,195)      (2,911,059)      (18,683)        (10,260)       (1,335,503)
                                             ---------      -----------      --------        --------       -----------
       Net realized gain (loss) on
          investments...................        28,588        1,229,416          (959)            284           205,592
  Realized gain distribution received...       206,815        4,260,701            --           4,468         1,906,351
  Change in unrealized appreciation
     (depreciation) on investments......      (432,296)      (4,674,267)        3,492          (1,251)        6,600,535
                                             ---------      -----------      --------        --------       -----------
       Net gain (loss) on investments...      (196,893)         815,850         2,533           3,501         8,712,478
                                             ---------      -----------      --------        --------       -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................     $(215,705)     $ 1,650,559      $ 12,909        $  4,801       $ 8,602,292
                                             =========      ===========      ========        ========       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









       VAN KAMPEN      VAN KAMPEN      VAN KAMPEN
      UIF EMERGING    UIF EMERGING      UIF U.S.
         MARKETS         MARKETS          REAL
         DEBT--         EQUITY--        ESTATE--
         CLASS I         CLASS I         CLASS I
      --------------------------------------------


        $  9,705       $   302,451      $  10,311
              --          (373,030)            --
              --           (29,974)            --
        --------       -----------      ---------
           9,705          (100,553)        10,311
        --------       -----------      ---------



          11,898         6,645,256         42,508
         (11,718)       (2,395,590)       (34,819)
        --------       -----------      ---------
             180         4,249,666          7,689
           4,147         7,716,177         80,524

          (6,377)       11,181,035       (297,808)
        --------       -----------      ---------
          (2,050)       23,146,878       (209,595)
        --------       -----------      ---------

        $  7,655       $23,046,325      $(199,284)
        ========       ===========      =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2007
and December 31, 2006






                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                          BALANCED--                            BOND--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   161,914       $   184,496       $   920,831       $   167,738
     Net realized gain (loss) on investments................         823,922            76,842           101,417           (27,827)
     Realized gain distribution received....................         354,395           127,368                --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (1,055,720)          767,998           680,089           918,760
                                                                 -----------       -----------       -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................         284,511         1,156,704         1,702,337         1,058,671
                                                                 -----------       -----------       -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       1,858,173         1,650,893         3,676,907         4,110,236
     Cost of insurance......................................        (591,685)         (493,865)       (1,701,973)       (1,769,389)
     Policyowners' surrenders...............................        (194,697)         (163,974)       (1,229,962)       (1,459,353)
     Net transfers from (to) Fixed Account..................         562,430           654,003          (409,814)           45,407
     Transfers between Investment Divisions.................         366,671         1,084,636           218,896        (1,258,264)
     Policyowners' death benefits...........................         (12,686)          (22,514)         (113,630)          (86,966)
     Contribution (withdrawal) of seed money by New York
       Life Insurance and Annuity Corporation...............      (5,906,171)               --                --                --
                                                                 -----------       -----------       -----------       -----------
       Net contributions and (withdrawals)..................      (3,917,965)        2,709,179           440,424          (418,329)
                                                                 -----------       -----------       -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (392)           (1,692)           (1,737)           (1,157)
                                                                 -----------       -----------       -----------       -----------
          Increase (decrease) in net assets.................      (3,633,846)        3,864,191         2,141,024           639,185
NET ASSETS:
     Beginning of year......................................      13,557,533         9,693,342        28,209,762        27,570,577
                                                                 -----------       -----------       -----------       -----------
     End of year............................................     $ 9,923,687       $13,557,533       $30,350,786       $28,209,762
                                                                 ===========       ===========       ===========       ===========







                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                         CONVERTIBLE--                      FLOATING RATE--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   702,327       $   675,062      $    742,070       $ 1,582,335
     Net realized gain (loss) on investments................         822,487           435,100          (115,352)          (26,760)
     Realized gain distribution received....................       1,036,888                --                --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................       2,729,591         2,230,893          (159,032)          (98,692)
                                                                 -----------       -----------      ------------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       5,291,293         3,341,055           467,686         1,456,883
                                                                 -----------       -----------      ------------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       5,145,128         5,336,171         1,704,542         2,038,825
     Cost of insurance......................................      (2,229,894)       (2,201,823)         (424,834)         (293,311)
     Policyowners' surrenders...............................      (2,133,058)       (1,442,690)         (385,950)          (86,156)
     Net transfers from (to) Fixed Account..................        (577,245)         (683,745)          456,918           339,532
     Transfers between Investment Divisions.................         118,694        (1,492,159)         (129,729)        2,279,784
     Policyowners' death benefits...........................         (99,540)         (103,107)          (49,734)          (21,433)
     Contribution (withdrawal) of seed money by New York
       Life Insurance and Annuity Corporation...............              --                --       (24,574,718)               --
                                                                 -----------       -----------      ------------       -----------
       Net contributions and (withdrawals)..................         224,085          (587,353)      (23,403,505)        4,257,241
                                                                 -----------       -----------      ------------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          (6,113)           (5,141)             (884)           (2,143)
                                                                 -----------       -----------      ------------       -----------
          Increase (decrease) in net assets.................       5,509,265         2,748,561       (22,936,703)        5,711,981
NET ASSETS:
     Beginning of year......................................      37,033,765        34,285,204        30,727,452        25,015,471
                                                                 -----------       -----------      ------------       -----------
     End of year............................................     $42,543,030       $37,033,765      $  7,790,749       $30,727,452
                                                                 ===========       ===========      ============       ===========




Not all investment divisions are available under all policies.
(a) For the period February 13, 2006 (Commencement of Investments) through December 31, 2006.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










                                                                                                        MAINSTAY VP
              MAINSTAY VP                                                 MAINSTAY VP                   CONSERVATIVE
         CAPITAL APPRECIATION--             MAINSTAY VP                  COMMON STOCK--                 ALLOCATION--
             INITIAL CLASS                CASH MANAGEMENT                INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007          2006(a)
     -----------------------------------------------------------------------------------------------------------------------



      $ (1,213,087)  $   (623,951)   $ 1,647,910    $ 1,414,527   $    732,438   $    (39,062)   $   55,169     $   10,721
         2,363,077       (295,827)          (188)           108       (451,395)    (1,656,043)       72,266          3,126
                --             --             --             --      8,738,914      2,494,358        38,310          4,117

        25,092,155      9,449,072            377         (1,091)    (3,764,577)    15,185,838       (38,471)        53,678
      ------------   ------------    -----------    -----------   ------------   ------------    ----------     ----------

        26,242,145      8,529,294      1,648,099      1,413,544      5,255,380     15,985,091       127,274         71,642
      ------------   ------------    -----------    -----------   ------------   ------------    ----------     ----------

        31,897,665     35,682,308      8,081,146     10,305,071     12,841,964     14,202,977       429,434         39,910
       (17,150,332)   (18,028,144)    (3,036,447)    (3,123,412)    (6,872,274)    (6,978,415)      (85,402)       (24,919)
       (12,494,630)   (11,440,367)    (2,936,318)    (3,135,721)    (4,829,926)    (5,260,714)      (50,715)           398
        (5,505,403)    (5,451,857)    10,075,968        445,445     (2,276,396)    (1,752,585)      285,702        120,518
       (14,399,455)   (14,101,293)     3,590,023     (6,150,191)    (3,151,491)    (3,431,856)      735,168      1,020,621
          (368,646)      (498,071)      (271,337)      (385,195)      (141,836)      (264,460)       (1,424)            --

                --             --             --             --             --             --      (277,960)       250,000
      ------------   ------------    -----------    -----------   ------------   ------------    ----------     ----------
       (18,020,801)   (13,837,424)    15,503,035     (2,044,003)    (4,429,959)    (3,485,053)    1,034,803      1,406,528
      ------------   ------------    -----------    -----------   ------------   ------------    ----------     ----------


           (46,282)       (24,794)        (1,396)        (1,269)        (7,659)       (26,436)         (145)           (76)
      ------------   ------------    -----------    -----------   ------------   ------------    ----------     ----------
         8,175,062     (5,332,924)    17,149,738       (631,728)       817,762     12,473,602     1,161,932      1,478,094

       229,207,833    234,540,757     33,391,125     34,022,853    115,465,801    102,992,199     1,478,094             --
      ------------   ------------    -----------    -----------   ------------   ------------    ----------     ----------
      $237,382,895   $229,207,833    $50,540,863    $33,391,125   $116,283,563   $115,465,801    $2,640,026     $1,478,094
      ============   ============    ===========    ===========   ============   ============    ==========     ==========






                                            MAINSTAY VP                   MAINSTAY VP
              MAINSTAY VP                      GROWTH                      HIGH YIELD                   MAINSTAY VP
              GOVERNMENT--                  ALLOCATION--                CORPORATE BOND--            ICAP SELECT EQUITY--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007          2006(a)         2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



       $   793,275    $    67,605    $   116,646    $   32,936    $  6,464,682   $  1,359,921    $    17,171    $   (24,976)
           (53,189)       (94,642)       229,238         8,718       1,703,866        282,478        408,239        451,060
                --             --        623,976        42,862              --             --        814,698         54,400

           352,139        713,620        (32,686)      478,580      (6,405,559)     8,808,354       (361,590)     1,333,253
       -----------    -----------    -----------    ----------    ------------   ------------    -----------    -----------

         1,092,225        686,583        937,174       563,096       1,762,989     10,450,753        878,518      1,813,737
       -----------    -----------    -----------    ----------    ------------   ------------    -----------    -----------

         2,461,521      2,835,508      4,153,945     1,505,875      14,054,331     13,964,099      2,786,165      1,539,275
        (1,154,653)    (1,238,148)    (1,041,250)     (292,953)     (6,489,164)    (6,420,681)    (1,026,397)      (575,700)
          (774,955)    (3,082,888)      (641,022)      (44,005)     (4,880,980)    (3,818,480)      (670,862)      (636,759)
          (279,935)      (171,002)     1,024,973       854,160        (133,368)      (349,654)       608,979       (518,068)
          (816,259)      (611,485)     5,675,576     4,471,947      (2,164,961)    (1,220,079)    13,493,782        340,969
          (109,972)       (80,939)            --        (2,610)       (156,602)      (360,584)       (21,932)       (45,519)

                --             --       (294,620)      250,000              --             --             --             --
       -----------    -----------    -----------    ----------    ------------   ------------    -----------    -----------
          (674,253)    (2,348,954)     8,877,602     6,742,414         229,256      1,794,621     15,169,735        104,198
       -----------    -----------    -----------    ----------    ------------   ------------    -----------    -----------


            (1,048)          (774)          (895)         (483)           (933)       (10,612)          (747)        (2,167)
       -----------    -----------    -----------    ----------    ------------   ------------    -----------    -----------
           416,924     (1,663,145)     9,813,881     7,305,027       1,991,312     12,234,762     16,047,506      1,915,768

        18,432,581     20,095,726      7,305,027            --     103,900,348     91,665,586     11,896,090      9,980,322
       -----------    -----------    -----------    ----------    ------------   ------------    -----------    -----------
       $18,849,505    $18,432,581    $17,118,908    $7,305,027    $105,891,660   $103,900,348    $27,943,596    $11,896,090
       ===========    ===========    ===========    ==========    ============   ============    ===========    ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2007
and December 31, 2006




                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                       INCOME & GROWTH--                INTERNATIONAL EQUITY--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $    207,767       $    14,090       $    64,384       $  (123,767)
     Net realized gain (loss) on investments................         195,416           201,696         2,303,330         1,412,352
     Realized gain distribution received....................       1,598,292           128,746         4,189,497           526,683
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (2,108,972)          996,433        (4,117,232)       10,597,704
                                                                ------------       -----------       -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................        (107,497)        1,340,965         2,439,979        12,412,972
                                                                ------------       -----------       -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................         982,481         1,479,847        10,073,044         7,507,393
     Cost of insurance......................................        (343,591)         (513,138)       (3,418,435)       (2,599,822)
     Policyowners' surrenders...............................        (304,150)         (364,630)       (1,948,578)       (2,996,207)
     Net transfers from (to) Fixed Account..................          81,688            82,134           (62,354)           57,909
     Transfers between Investment Divisions.................     (10,695,168)          344,500         2,876,248         7,753,885
     Policyowners' death benefits...........................         (19,232)             (625)         (145,867)          (98,769)
                                                                ------------       -----------       -----------       -----------
       Net contributions and (withdrawals)..................     (10,297,972)        1,028,088         7,374,058         9,624,389
                                                                ------------       -----------       -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................              74            (1,708)           (2,524)          (15,044)
                                                                ------------       -----------       -----------       -----------
          Increase (decrease) in net assets.................     (10,405,395)        2,367,345         9,811,513        22,022,317
NET ASSETS:
     Beginning of year......................................      10,405,395         8,038,050        57,504,961        35,482,644
                                                                ------------       -----------       -----------       -----------
     End of year............................................    $         --       $10,405,395       $67,316,474       $57,504,961
                                                                ============       ===========       ===========       ===========






                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                           MODERATE                         MODERATE GROWTH
                                                                         ALLOCATION--                        ALLOCATION--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007             2006(a)            2007             2006(a)
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   202,151       $   38,623        $   280,556       $    68,507
     Net realized gain (loss) on investments................         155,651            5,480            178,413             4,780
     Realized gain distribution received....................         236,136           15,237            641,372            50,851
     Change in unrealized appreciation (depreciation) on
       investments..........................................         (13,507)         267,250            101,320           575,739
                                                                 -----------       ----------        -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................         580,431          326,590          1,201,661           699,877
                                                                 -----------       ----------        -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       2,056,691          490,192          4,651,816         1,494,839
     Cost of insurance......................................        (491,031)        (139,136)        (1,136,380)         (310,541)
     Policyowners' surrenders...............................        (336,051)          (6,528)          (304,371)          (41,631)
     Net transfers from (to) Fixed Account..................         967,155        1,113,494            852,692         1,016,624
     Transfers between Investment Divisions.................       3,879,522        3,329,596          6,399,215         7,349,484
     Policyowners' death benefits...........................          (8,086)              --           (106,561)               --
     Contribution (withdrawal) of seed money by New York
       Life Insurance and Annuity Corporation...............        (284,683)         250,000           (291,196)          250,000
                                                                 -----------       ----------        -----------       -----------
       Net contributions and (withdrawals)..................       5,783,517        5,037,618         10,065,215         9,758,775
                                                                 -----------       ----------        -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (551)            (297)            (1,168)             (533)
                                                                 -----------       ----------        -----------       -----------
          Increase (decrease) in net assets.................       6,363,397        5,363,911         11,265,708        10,458,119
NET ASSETS:
     Beginning of year......................................       5,363,911               --         10,458,119                --
                                                                 -----------       ----------        -----------       -----------
     End of year............................................     $11,727,308       $5,363,911        $21,723,827       $10,458,119
                                                                 ===========       ==========        ===========       ===========




Not all investment divisions are available under all policies.
(a) For the period February 13, 2006 (Commencement of Investments) through December 31, 2006.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I











              MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
           LARGE CAP GROWTH--              MID CAP CORE--               MID CAP GROWTH--              MID CAP VALUE--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



       $  (117,646)   $   (71,587)   $   (67,855)   $  (155,831)   $  (260,922)   $  (205,076)   $   186,300    $  (178,452)
           472,174       (115,888)     1,178,038        570,751      2,485,599      1,670,659      1,640,495      1,239,123
                --             --      3,588,466        193,087      3,211,104        698,371      3,541,191        511,985

         3,961,928      1,385,239     (3,367,506)     3,045,102        595,716        714,133     (6,099,107)     3,170,449
       -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

         4,316,456      1,197,764      1,331,143      3,653,109      6,031,497      2,878,087       (731,121)     4,743,105
       -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

         3,573,177      3,452,143      6,317,032      5,827,196      7,815,027      8,341,861      6,672,278      7,304,282
        (1,340,930)    (1,196,150)    (1,953,270)    (1,730,190)    (2,722,806)    (2,630,395)    (2,432,201)    (2,397,445)
          (989,982)      (905,845)    (1,246,909)      (904,608)    (1,823,126)    (1,457,530)    (1,630,363)    (1,120,349)
          (245,416)      (107,052)        61,157        (58,503)      (553,103)       120,659       (607,899)      (109,863)
         2,089,589       (416,362)       685,742      2,490,092       (696,865)       726,262     (1,600,292)    (1,652,676)
           (19,050)       (17,652)       (55,131)       (24,426)       (82,060)      (102,268)       (59,025)      (105,294)
       -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
         3,067,388        809,082      3,808,621      5,599,561      1,937,067      4,998,589        342,498      1,918,655
       -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


            (4,488)        (2,021)        (1,127)        (4,372)        (5,535)        (4,958)           553         (5,301)
       -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
         7,379,356      2,004,825      5,138,637      9,248,298      7,963,029      7,871,718       (388,070)     6,656,459

        19,536,022     17,531,197     31,942,010     22,693,712     39,690,978     31,819,260     40,594,326     33,937,867
       -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
       $26,915,378    $19,536,022    $37,080,647    $31,942,010    $47,654,007    $39,690,978    $40,206,256    $40,594,326
       ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========







              MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
            S&P 500 INDEX--              SMALL CAP GROWTH--              TOTAL RETURN--                   VALUE--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



      $  2,942,205   $   (172,979)   $  (122,595)   $  (118,675)   $ 1,037,762    $      (138)   $   828,957    $  (171,862)
         3,939,198      2,765,445        688,639      1,189,144        820,870        627,875      1,706,760        957,572
                --             --      1,558,131            182      4,401,627        818,537      7,019,968      1,193,376

         5,939,475     33,544,161     (2,916,796)        84,224     (1,971,506)     3,791,599     (8,229,235)    10,616,743
      ------------   ------------    -----------    -----------    -----------    -----------    -----------    -----------

        12,820,878     36,136,627       (792,621)     1,154,875      4,288,753      5,237,873      1,326,450     12,595,829
      ------------   ------------    -----------    -----------    -----------    -----------    -----------    -----------

        36,270,861     41,013,796      4,181,597      5,033,363      7,922,716      8,752,763     10,064,697     10,308,280
       (17,189,293)   (17,271,660)    (1,303,578)    (1,480,533)    (4,481,866)    (4,668,260)    (4,863,968)    (4,865,757)
       (12,530,778)   (12,184,081)    (1,060,745)      (760,448)    (3,042,078)    (2,921,011)    (3,764,477)    (3,816,482)
        (4,474,305)    (5,815,729)      (313,274)      (442,258)    (1,004,106)    (1,261,664)    (1,514,750)      (955,737)
        (7,619,368)   (10,051,777)    (2,076,664)    (1,698,081)    (2,771,083)    (2,090,911)    (1,339,449)    (1,911,322)
          (631,523)      (632,673)       (20,818)       (49,352)      (177,223)      (140,331)      (293,581)      (258,554)

                --             --             --             --             --             --             --             --
      ------------   ------------    -----------    -----------    -----------    -----------    -----------    -----------
        (6,174,406)    (4,942,124)      (593,482)       602,691     (3,553,640)    (2,329,414)    (1,711,528)    (1,499,572)
      ------------   ------------    -----------    -----------    -----------    -----------    -----------    -----------


           (17,553)       (54,190)           913         (2,222)        (6,456)        (9,304)        (2,173)       (19,016)
      ------------   ------------    -----------    -----------    -----------    -----------    -----------    -----------
         6,628,919     31,140,313     (1,385,190)     1,755,344        728,657      2,899,155       (387,251)    11,077,241

       279,742,003    248,601,690     21,552,893     19,797,549     63,630,032     60,730,877     81,791,395     70,714,154
      ------------   ------------    -----------    -----------    -----------    -----------    -----------    -----------
      $286,370,922   $279,742,003    $20,167,703    $21,552,893    $64,358,689    $63,630,032    $81,404,144    $81,791,395
      ============   ============    ===========    ===========    ===========    ===========    ===========    ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2007
and December 31, 2006



                                                                        ALGER AMERICAN
                                                                           LEVERAGED                        ALGER AMERICAN
                                                                           ALL CAP--                    SMALL CAPITALIZATION--
                                                                        CLASS O SHARES                      CLASS O SHARES
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $     --          $     --         $  (311,065)      $  (252,546)
     Net realized gain (loss) on investments................        44,673               938           3,039,691         1,646,383
     Realized gain distribution received....................            --                --                  --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................        45,179            21,303           5,263,983         6,120,976
                                                                  --------          --------         -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................        89,852            22,241           7,992,609         7,514,813
                                                                  --------          --------         -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................        30,188            61,342           6,158,729         6,299,953
     Cost of insurance......................................       (35,556)           (6,117)         (2,760,617)       (2,624,913)
     Policyowners' surrenders...............................            --                --          (2,184,332)       (2,014,546)
     Net transfers from (to) Fixed Account..................       174,047            25,189          (1,680,237)         (467,623)
     Transfers between Investment Divisions.................        51,812                --          (2,231,725)          593,134
     Policyowners' death benefits...........................            --                --             (48,270)          (11,303)
                                                                  --------          --------         -----------       -----------
       Net contributions and (withdrawals)..................       220,491            80,414          (2,746,452)        1,774,702
                                                                  --------          --------         -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --                --              (9,177)          (13,466)
                                                                  --------          --------         -----------       -----------
          Increase (decrease) in net assets.................       310,343           102,655           5,236,980         9,276,049
NET ASSETS:
     Beginning of year......................................       178,358            75,703          48,432,131        39,156,082
                                                                  --------          --------         -----------       -----------
     End of year............................................      $488,701          $178,358         $53,669,111       $48,432,131
                                                                  ========          ========         ===========       ===========







                                                                          DREYFUS IP                          DREYFUS VIF
                                                                      TECHNOLOGY GROWTH--                DEVELOPING LEADERS--
                                                                        INITIAL SHARES                      INITIAL SHARES
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   (57,566)      $  (49,638)       $    7,542         $  1,289
     Net realized gain (loss) on investments................         327,471          195,327           (52,952)          (1,491)
     Realized gain distribution received....................              --               --           131,869           26,656
     Change in unrealized appreciation (depreciation) on
       investments..........................................       1,063,795          174,254          (250,076)          (8,605)
                                                                 -----------       ----------        ----------         --------
       Net increase (decrease) in net assets resulting from
          operations........................................       1,333,700          319,943          (163,617)          17,849
                                                                 -----------       ----------        ----------         --------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       2,146,187        2,203,434            39,660           41,041
     Cost of insurance......................................        (889,405)        (814,807)          (14,228)          (9,880)
     Policyowners' surrenders...............................        (298,066)        (300,866)           (3,282)              --
     Net transfers from (to) Fixed Account..................        (156,139)          38,489           476,806          505,737
     Transfers between Investment Divisions.................        (110,738)        (293,416)          (49,546)          (5,296)
     Policyowners' death benefits...........................          (7,351)          (1,942)               --               --
                                                                 -----------       ----------        ----------         --------
       Net contributions and (withdrawals)..................         684,488          830,892           449,410          531,602
                                                                 -----------       ----------        ----------         --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          (1,312)            (325)               --               --
                                                                 -----------       ----------        ----------         --------
          Increase (decrease) in net assets.................       2,016,876        1,150,510           285,793          549,451
NET ASSETS:
     Beginning of year......................................       9,331,923        8,181,413           875,181          325,730
                                                                 -----------       ----------        ----------         --------
     End of year............................................     $11,348,799       $9,331,923        $1,160,974         $875,181
                                                                 ===========       ==========        ==========         ========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










                                                                            AMERICAN
          AMERICAN CENTURY VP           AMERICAN CENTURY VP                CENTURY VP                   CVS CALVERT
         INFLATION PROTECTION--           INTERNATIONAL--                   VALUE--                   SOCIAL BALANCED
                CLASS II                      CLASS II                      CLASS II                     PORTFOLIO
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



        $  1,778        $   558      $   10,071     $    1,896     $   21,814     $    3,734     $   90,058     $   84,484
            (170)           (34)        232,123          5,225        (29,180)        58,978         84,382         23,920
              --             --              --             --        123,872         26,486        271,353         85,237

           2,215            (85)         69,693        162,983       (164,679)        97,415       (340,751)       173,269
        --------        -------      ----------     ----------     ----------     ----------     ----------     ----------

           3,823            439         311,887        170,104        (48,173)       186,613        105,042        366,910
        --------        -------      ----------     ----------     ----------     ----------     ----------     ----------

          18,904         15,666         305,412        106,121        115,629         46,827        687,294        725,269
         (23,805)          (885)        (71,010)       (16,343)       (46,649)       (29,830)      (281,500)      (301,651)
              --             --         (46,910)        (2,172)          (592)        (8,507)      (269,639)      (225,957)
          26,281         10,560         145,084         96,008        101,227         52,650       (215,837)           307
          17,846             --         394,193      1,218,736       (727,232)       910,134       (122,070)       (59,167)
              --             --              --             --             --             --        (26,285)       (15,230)
        --------        -------      ----------     ----------     ----------     ----------     ----------     ----------
          39,226         25,341         726,769      1,402,350       (557,617)       971,274       (228,037)       123,571
        --------        -------      ----------     ----------     ----------     ----------     ----------     ----------


              --             --              --             --             --             --           (129)          (492)
        --------        -------      ----------     ----------     ----------     ----------     ----------     ----------
          43,049         25,780       1,038,656      1,572,454       (605,790)     1,157,887       (123,124)       489,989

          32,167          6,387       1,691,402        118,948      1,448,383        290,496      4,955,443      4,465,454
        --------        -------      ----------     ----------     ----------     ----------     ----------     ----------
        $ 75,216        $32,167      $2,730,058     $1,691,402     $  842,593     $1,448,383     $4,832,319     $4,955,443
        ========        =======      ==========     ==========     ==========     ==========     ==========     ==========







            FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP
            CONTRAFUND(R)--               EQUITY-INCOME--                   GROWTH--                    INDEX 500--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



      $    768,829   $  1,212,015    $   966,902    $ 1,700,578    $   12,328     $    1,332     $   89,817     $   26,064
         3,451,599      1,952,615        714,692        443,483       168,686            590          6,212        236,250
        52,213,154     14,493,468      6,223,204      7,580,295         1,846             --             --             --

       (25,056,976)       296,300     (7,318,403)     1,461,661       244,961         30,165          6,387         43,851
      ------------   ------------    -----------    -----------    ----------     ----------     ----------     ----------

        31,376,606     17,954,398        586,395     11,186,017       427,821         32,087        102,416        306,165
      ------------   ------------    -----------    -----------    ----------     ----------     ----------     ----------

        24,658,903     24,732,959     10,137,479      9,328,651        19,952         13,272        252,801         93,536
       (10,519,534)    (9,999,429)    (4,072,166)    (3,679,183)      (23,529)       (10,447)       (60,024)       (45,247)
        (8,422,930)    (7,964,078)    (2,699,598)    (3,599,786)           --             --           (993)        (7,508)
        (1,661,137)      (946,564)      (120,247)       102,689       669,413        746,397        651,591         69,528
          (596,047)     1,329,542       (476,563)     3,231,710        35,999          2,501         62,518        (92,324)
          (355,317)      (291,522)      (346,839)      (101,004)           --             --             --             --
      ------------   ------------    -----------    -----------    ----------     ----------     ----------     ----------
         3,103,938      6,860,908      2,422,066      5,283,077       701,835        751,723        905,893         17,985
      ------------   ------------    -----------    -----------    ----------     ----------     ----------     ----------


           (40,956)       (34,048)        (1,033)       (15,230)           --             --             --             --
      ------------   ------------    -----------    -----------    ----------     ----------     ----------     ----------
        34,439,588     24,781,258      3,007,428     16,453,864     1,129,656        783,810      1,008,309        324,150

       183,262,042    158,480,784     71,394,193     54,940,329     1,127,548        343,738      1,809,849      1,485,699
      ------------   ------------    -----------    -----------    ----------     ----------     ----------     ----------
      $217,701,630   $183,262,042    $74,401,621    $71,394,193    $2,257,204     $1,127,548     $2,818,158     $1,809,849
      ============   ============    ===========    ===========    ==========     ==========     ==========     ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2007
and December 31, 2006




                                                                        FIDELITY(R) VIP                     FIDELITY(R) VIP
                                                                    INVESTMENT GRADE BOND--                    MID CAP--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $ 23,931          $  8,202         $   32,182        $   11,154
     Net realized gain (loss) on investments................          (626)             (475)            38,569            11,558
     Realized gain distribution received....................            --               491            330,006           377,667
     Change in unrealized appreciation (depreciation) on
       investments..........................................         6,014             1,700            104,961          (108,450)
                                                                  --------          --------         ----------        ----------
       Net increase (decrease) in net assets resulting from
          operations........................................        29,319             9,918            505,718           291,929
                                                                  --------          --------         ----------        ----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................        34,977            27,466            350,772           369,175
     Cost of insurance......................................       (32,621)           (7,003)          (124,096)          (99,825)
     Policyowners' surrenders...............................            --                --            (14,230)          (48,661)
     Net transfers from (to) Fixed Account..................       343,130           181,691            319,993            39,671
     Transfers between Investment Divisions.................         6,962                --           (836,744)         (286,462)
     Policyowners' death benefits...........................            --                --             (5,612)               --
                                                                  --------          --------         ----------        ----------
       Net contributions and (withdrawals)..................       352,448           202,154           (309,917)          (26,102)
                                                                  --------          --------         ----------        ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --                --                 --                --
                                                                  --------          --------         ----------        ----------
          Increase (decrease) in net assets.................       381,767           212,072            195,801           265,827
NET ASSETS:
     Beginning of year......................................       413,692           201,620          3,237,753         2,971,926
                                                                  --------          --------         ----------        ----------
     End of year............................................      $795,459          $413,692         $3,433,554        $3,237,753
                                                                  ========          ========         ==========        ==========







                                                                            MFS(R)                              MFS(R)
                                                                   INVESTORS TRUST SERIES--             NEW DISCOVERY SERIES--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $  1,034           $   303          $     --          $     --
     Net realized gain (loss) on investments................           968               311             1,425               336
     Realized gain distribution received....................         1,048                --             8,790             1,277
     Change in unrealized appreciation (depreciation) on
       investments..........................................        10,486             7,021           (29,317)            9,690
                                                                  --------           -------          --------          --------
       Net increase (decrease) in net assets resulting from
          operations........................................        13,536             7,635           (19,102)           11,303
                                                                  --------           -------          --------          --------
  Contributions and (Withdrawals):
     Payments received from policyowners....................         1,652                --             5,608             1,660
     Cost of insurance......................................        (4,803)           (2,191)           (4,030)           (1,828)
     Policyowners' surrenders...............................            --                --                --                --
     Net transfers from (to) Fixed Account..................        43,034                --           193,281            22,234
     Transfers between Investment Divisions.................        81,322             2,858           245,558                --
     Policyowners' death benefits...........................            --                --                --                --
                                                                  --------           -------          --------          --------
       Net contributions and (withdrawals)..................       121,205               667           440,417            22,066
                                                                  --------           -------          --------          --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --                --                --                --
                                                                  --------           -------          --------          --------
          Increase (decrease) in net assets.................       134,741             8,302           421,315            33,369
NET ASSETS:
     Beginning of year......................................        68,595            60,293           102,207            68,838
                                                                  --------           -------          --------          --------
     End of year............................................      $203,336           $68,595          $523,522          $102,207
                                                                  ========           =======          ========          ========




Not all investment divisions are available under all policies.
(b) For the period March 23, 2006 (Commencement of Investments) through December 31, 2006.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I











            FIDELITY(R) VIP              JANUS ASPEN SERIES            JANUS ASPEN SERIES            JANUS ASPEN SERIES
               OVERSEAS--                    BALANCED--                 MID CAP GROWTH--             WORLDWIDE GROWTH--
             INITIAL CLASS              INSTITUTIONAL SHARES          INSTITUTIONAL SHARES          INSTITUTIONAL SHARES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



       $  111,485     $   12,369    $  2,482,690   $  1,835,348     $    865       $     --     $    207,634   $  1,244,480
           73,268          9,475       1,165,844        470,268       10,647          5,233       (1,277,284)    (3,948,233)
          160,223          8,599              --             --        1,842             --               --             --

          149,852        245,426       8,106,201      8,856,290       54,385         21,266       11,539,074     20,145,775
       ----------     ----------    ------------   ------------     --------       --------     ------------   ------------

          494,828        275,869      11,754,735     11,161,906       67,739         26,499       10,469,424     17,442,022
       ----------     ----------    ------------   ------------     --------       --------     ------------   ------------

          130,517        150,720      15,681,351     17,237,095       69,681         28,301       14,612,214     16,058,034
          (66,768)       (30,623)     (7,042,040)    (7,246,147)     (13,162)        (6,697)      (6,914,850)    (6,666,844)
             (626)        (5,724)     (5,679,483)    (5,701,601)      (4,410)            --       (5,938,862)    (4,615,502)
        1,117,733        418,353      (2,854,166)    (2,145,520)      44,496         34,277       (2,581,942)    (1,737,544)
          347,767         27,011      (4,607,679)    (4,737,713)      22,309         60,164       (2,619,243)    (6,512,629)
               --             --        (444,745)      (244,992)          --             --         (178,211)      (212,065)
       ----------     ----------    ------------   ------------     --------       --------     ------------   ------------
        1,528,623        559,737      (4,946,762)    (2,838,878)     118,914        116,045       (3,620,894)    (3,686,550)
       ----------     ----------    ------------   ------------     --------       --------     ------------   ------------


               --             --         (14,601)       (15,625)          --             --          (16,786)       (22,434)
       ----------     ----------    ------------   ------------     --------       --------     ------------   ------------
        2,023,451        835,606       6,793,372      8,307,403      186,653        142,544        6,831,744     13,733,038

        2,195,370      1,359,764     120,310,966    112,003,563      274,889        132,345      116,125,689    102,392,651
       ----------     ----------    ------------   ------------     --------       --------     ------------   ------------
       $4,218,821     $2,195,370    $127,104,338   $120,310,966     $461,542       $274,889     $122,957,433   $116,125,689
       ==========     ==========    ============   ============     ========       ========     ============   ============






                                                                        NEUBERGER BERMAN                   PIMCO
                 MFS(R)                        MFS(R)                     AMT MID-CAP                  GLOBAL BOND--
           RESEARCH SERIES--             UTILITIES SERIES--            GROWTH PORTFOLIO--              ADMINISTRATIVE
             INITIAL CLASS                 INITIAL CLASS                    CLASS I                     CLASS SHARES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007          2006(b)
     -----------------------------------------------------------------------------------------------------------------------



        $     --         $  --       $    3,366      $  2,115       $     --        $    --        $ 2,047        $   224
              19             2           19,566         1,932          2,186          6,210             54             10
              --            --           24,397         4,017             --             --            164             --

           1,620            --           57,508        32,478         17,023          5,195          4,694             65
        --------         -----       ----------      --------       --------        -------        -------        -------

           1,639             2          104,837        40,542         19,209         11,405          6,959            299
        --------         -----       ----------      --------       --------        -------        -------        -------

          10,911            --           81,038        86,978         24,001          7,575          2,628            734
          (1,272)         (115)         (34,753)       (9,244)        (7,529)        (5,671)        (4,253)          (491)
              --            --               --            --             --             --             --             --

             558            --          117,488        64,401         30,003          3,391         41,980         30,589
          98,751            --        1,121,492         2,507         32,325         (3,025)        (1,685)            --
              --            --               --            --             --             --             --             --
        --------         -----       ----------      --------       --------        -------        -------        -------
         108,948          (115)       1,285,265       144,642         78,800          2,270         38,670         30,832
        --------         -----       ----------      --------       --------        -------        -------        -------


              --            --               --            --             --             --             --             --
        --------         -----       ----------      --------       --------        -------        -------        -------
         110,587          (113)       1,390,102       185,184         98,009         13,675         45,629         31,131

               4           117          238,810        53,626         84,634         70,959         31,131             --
        --------         -----       ----------      --------       --------        -------        -------        -------
        $110,591         $   4       $1,628,912      $238,810       $182,643        $84,634        $76,760        $31,131
        ========         =====       ==========      ========       ========        =======        =======        =======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2007
and December 31, 2006



                                                                             PIMCO                               PIMCO
                                                                        LOW DURATION--                       REAL RETURN--
                                                                        ADMINISTRATIVE                      ADMINISTRATIVE
                                                                         CLASS SHARES                        CLASS SHARES
                                                               --------------------------------    --------------------------------
                                                                   2007(c)            2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................        $  66              $--             $   467           $   135
     Net realized gain (loss) on investments................          166               --               5,358               (43)
     Realized gain distribution received....................           --               --                 208               122
     Change in unrealized appreciation (depreciation) on
       investments..........................................           --               --              (4,742)             (124)
                                                                    -----              ---             -------           -------
       Net increase (decrease) in net assets resulting from
          operations........................................          232               --               1,291                90
                                                                    -----              ---             -------           -------
  Contributions and (Withdrawals):
     Payments received from policyowners....................           --               --               4,628             3,980
     Cost of insurance......................................         (121)              --              (2,543)           (1,136)
     Policyowners' surrenders...............................           --               --                  --                --
     Net transfers from (to) Fixed Account..................           --               --              87,367                31
     Transfers between Investment Divisions.................         (111)              --              (4,168)               --
     Policyowners' death benefits...........................           --               --                  --                --
                                                                    -----              ---             -------           -------
       Net contributions and (withdrawals)..................         (232)              --              85,284             2,875
                                                                    -----              ---             -------           -------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................           --               --                  --                --
                                                                    -----              ---             -------           -------
          Increase (decrease) in net assets.................           --               --              86,575             2,965
NET ASSETS:
     Beginning of year......................................           --               --               4,538             1,573
                                                                    -----              ---             -------           -------
     End of year............................................        $  --              $--             $91,113           $ 4,538
                                                                    =====              ===             =======           =======






                                                                                                                VAN ECK
                                                                         T. ROWE PRICE                         WORLDWIDE
                                                                       LIMITED-TERM BOND                       ABSOLUTE
                                                                           PORTFOLIO                            RETURN
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $ 10,376          $  6,985          $  1,300          $     --
     Net realized gain (loss) on investments................          (959)             (269)              284                 2
     Realized gain distribution received....................            --                --             4,468                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................         3,492               430            (1,251)            4,154
                                                                  --------          --------          --------          --------
       Net increase (decrease) in net assets resulting from
          operations........................................        12,909             7,146             4,801             4,156
                                                                  --------          --------          --------          --------
  Contributions and (Withdrawals):
     Payments received from policyowners....................        30,554            22,969            25,750            22,507
     Cost of insurance......................................       (35,294)           (3,368)           (6,766)           (1,143)
     Policyowners' surrenders...............................            --            (1,042)           (3,108)               --
     Net transfers from (to) Fixed Account..................         5,942            33,565           179,434           143,883
     Transfers between Investment Divisions.................        47,226                --           105,968             1,793
     Policyowners' death benefits...........................            --                --                --                --
                                                                  --------          --------          --------          --------
       Net contributions and (withdrawals)..................        48,428            52,124           301,278           167,040
                                                                  --------          --------          --------          --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --                --                --                --
                                                                  --------          --------          --------          --------
          Increase (decrease) in net assets.................        61,337            59,270           306,079           171,196
NET ASSETS:
     Beginning of year......................................       213,335           154,065           171,196                --
                                                                  --------          --------          --------          --------
     End of year............................................      $274,672          $213,335          $477,275          $171,196
                                                                  ========          ========          ========          ========




Not all investment divisions are available under all policies.
(c) For the period October 16, 2007 (Commencement of Investments) through December 31, 2007.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










                 PIMCO                         ROYCE                         ROYCE
             TOTAL RETURN--                  MICRO-CAP                     SMALL-CAP                   T. ROWE PRICE
             ADMINISTRATIVE                 PORTFOLIO--                   PORTFOLIO--                  EQUITY INCOME
              CLASS SHARES                INVESTMENT CLASS              INVESTMENT CLASS                 PORTFOLIO
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



        $  1,379        $   414      $   73,071     $   (8,375)    $  (18,812)    $   (8,085)    $   834,709    $   576,255
          16,906            (69)         66,681         10,820         28,588         16,394       1,229,416        589,102
              --             75         628,957        245,778        206,815        108,693       4,260,701      1,645,003

         (12,726)           213        (629,287)       104,550       (432,296)        77,893      (4,674,267)     6,566,060
        --------        -------      ----------     ----------     ----------     ----------     -----------    -----------

           5,559            633         139,422        352,773       (215,705)       194,895       1,650,559      9,376,420
        --------        -------      ----------     ----------     ----------     ----------     -----------    -----------

             187         11,025       1,696,028        990,710        942,182        451,364      10,725,928     10,573,375
            (857)        (2,565)       (471,201)      (208,747)      (265,031)      (120,165)     (3,576,003)    (3,227,548)
              --             --        (172,592)       (23,255)       (68,452)       (10,457)     (2,360,837)    (1,757,855)
         394,538             --         195,844        271,455        228,496        202,413        (157,357)      (477,876)
              16             --       1,507,002      3,000,377      1,479,022      1,487,806       1,831,838        666,394
              --             --         (22,262)            --        (26,273)            --         (91,309)      (139,329)
        --------        -------      ----------     ----------     ----------     ----------     -----------    -----------
         393,884          8,460       2,732,819      4,030,540      2,289,944      2,010,961       6,372,260      5,637,161
        --------        -------      ----------     ----------     ----------     ----------     -----------    -----------


              --             --            (276)          (323)           142           (179)         (1,840)       (10,661)
        --------        -------      ----------     ----------     ----------     ----------     -----------    -----------
         399,443          9,093       2,871,965      4,382,990      2,074,381      2,205,677       8,020,979     15,002,920

          13,818          4,725       4,688,214        305,224      2,539,902        334,225      63,498,993     48,496,073
        --------        -------      ----------     ----------     ----------     ----------     -----------    -----------
        $413,261        $13,818      $7,560,179     $4,688,214     $4,614,283     $2,539,902     $71,519,972    $63,498,993
        ========        =======      ==========     ==========     ==========     ==========     ===========    ===========






                                             VAN KAMPEN                    VAN KAMPEN
                VAN ECK                     UIF EMERGING                  UIF EMERGING                   VAN KAMPEN
               WORLDWIDE                   MARKETS DEBT--               MARKETS EQUITY--           UIF U.S. REAL ESTATE--
              HARD ASSETS                     CLASS I                       CLASS I                       CLASS I
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



       $  (110,186)   $   (43,012)    $  9,705        $ 4,614      $  (100,553)   $    82,526     $  10,311      $  1,043
           205,592        177,317          180            185        4,249,666      3,248,407         7,689         6,193
         1,906,351        196,066        4,147          1,002        7,716,177      1,073,575        80,524         6,261

         6,600,535        955,504       (6,377)           100       11,181,035     10,078,881      (297,808)       14,577
       -----------    -----------     --------        -------      -----------    -----------     ---------      --------

         8,602,292      1,285,875        7,655          5,901       23,046,325     14,483,389      (199,284)       28,074
       -----------    -----------     --------        -------      -----------    -----------     ---------      --------

         4,699,340      2,273,649       23,388         51,583        8,100,566      6,403,632        56,405        36,959
        (1,532,635)      (623,656)      (5,632)        (2,049)      (3,612,598)    (2,723,418)      (24,657)       (8,844)
          (645,537)      (186,568)      (3,181)            --       (2,486,966)    (2,341,357)           --       (12,831)
           985,779        747,006      186,402          6,876         (940,285)      (326,790)      482,421       254,936
         9,374,577      8,912,465       13,826         (2,752)       2,624,934      5,432,818       211,949         7,515
           (17,904)        (9,423)          --             --          (70,301)       (53,989)           --            --
       -----------    -----------     --------        -------      -----------    -----------     ---------      --------
        12,863,620     11,113,473      214,803         53,658        3,615,350      6,390,896       726,118       277,735
       -----------    -----------     --------        -------      -----------    -----------     ---------      --------


            (6,869)        (1,289)          --             --          (30,526)       (22,383)           --            --
       -----------    -----------     --------        -------      -----------    -----------     ---------      --------
        21,459,043     12,398,059      222,458         59,559       26,631,149     20,851,902       526,834       305,809

        13,680,977      1,282,918       91,432         31,873       57,591,908     36,740,006       353,626        47,817
       -----------    -----------     --------        -------      -----------    -----------     ---------      --------
       $35,140,020    $13,680,977     $313,890        $91,432      $84,223,057    $57,591,908     $ 880,460      $353,626
       ===========    ===========     ========        =======      ===========    ===========     =========      ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:

--------------------------------------------------------------------------------

NYLIAC Variable Universal Life Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. VUL Separate Account-I funds Group 1 policies (Variable Universal Life ("VUL") and Survivorship Variable Universal Life ("SVUL")--Series
1), Group 2 policies (Variable Universal Life 2000 ("VUL 2000")--Series 1 and Single Premium Variable Universal Life ("SPVUL")--Series 1), Group 3 policies (Pinnacle Variable Universal Life ("Pinnacle VUL") and Pinnacle Survivorship Variable Universal Life ("Pinnacle SVUL")) and Group 4 policies (Variable Universal Life 2000 ("VUL 2000")--Series 2, Single Premium Variable Universal Life ("SPVUL")--Series 2 and 3, Survivorship Variable Universal Life ("SVUL")--Series 2 and Variable Universal Life Provider ("VUL Provider")). All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2 and Pinnacle SVUL policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities LLC is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

     The assets of VUL Separate Account-1, which are in the accumulation phase, are invested in the shares of the MainStay VP Series Fund Inc., the Alger American Fund, the American Century Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the Fidelity(R) Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account, DCA Plus Account and the Enhanced DCA Fixed Account represent the general assets of NYLIAC. NYLIAC's Fixed Account, DCA Plus Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

     New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., Institutional Capital LLC, a wholly-owned subsidiary of NYLIM Holdings, Lord Abbett & Company, LLC, and Winslow Capital Management, Inc., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

     VUL Separate Account-1 offers fifty-nine variable Investment Divisions, with their respective fund portfolios, in which Policyowners can invest premium payments. Thirty-five of these Investment Divisions are available to Group 1, Group 2 and Group 4 policies; forty-six of these Investment Divisions are available for Group 3 policies.

     The following Investment Divisions, with their respective Fund Portfolios, are available in this Separate Account:

MainStay VP Balanced
MainStay VP Bond
MainStay VP Capital Appreciation
MainStay VP Cash Management
MainStay VP Common Stock
MainStay VP Conservative Allocation
MainStay VP Convertible
MainStay VP Floating Rate
MainStay VP Government
MainStay VP Growth Allocation
MainStay VP High Yield Corporate Bond
MainStay VP ICAP Select Equity(2,3)
MainStay VP International Equity
MainStay VP Large Cap Growth
MainStay VP Mid Cap Core
MainStay VP Mid Cap Growth
MainStay VP Mid Cap Value
MainStay VP Moderate Allocation
MainStay VP Moderate Growth Allocation
MainStay VP S&P 500 Index
MainStay VP Small Cap Growth
MainStay VP Total Return
MainStay VP Value
Alger American Leveraged All Cap--Class O Shares
Alger American Small Capitalization--Class O Shares(1)
American Century VP Inflation Protection--Class II
American Century VP International--Class II
American Century VP Value--Class II
CVS Calvert Social Balanced Portfolio
Dreyfus IP Technology Growth--Initial Shares
Dreyfus VIF Developing Leaders--Initial Shares
Fidelity(R) VIP Contrafund(R)--Initial Class
Fidelity(R) VIP Equity-Income--Initial Class
Fidelity(R) VIP Growth--Initial Class
Fidelity(R) VIP Index 500--Initial Class
Fidelity(R) VIP Investment Grade Bond--Initial Class
Fidelity(R) VIP Mid Cap--Initial Class
Fidelity(R) VIP Overseas--Initial Class
Janus Aspen Series Balanced--Institutional Shares
Janus Aspen Series Mid Cap Growth--Institutional Shares
Janus Aspen Series Worldwide Growth--Institutional Shares
MFS(R) Investors Trust Series--Initial Class
MFS(R) New Discovery Series--Initial Class
MFS(R) Research Series--Initial Class
MFS(R) Utilities Series--Initial Class
Neuberger Berman AMT Mid-Cap Growth Portfolio--Class I

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------

PIMCO Global Bond--Administrative Class Shares
PIMCO Low Duration--Administrative Class Shares
PIMCO Real Return--Administrative Class Shares
PIMCO Total Return--Administrative Class Shares
Royce Micro-Cap Portfolio--Investment Class
Royce Small-Cap Portfolio--Investment Class
T. Rowe Price Equity Income Portfolio
T. Rowe Price Limited-Term Bond Portfolio
Van Eck Worldwide Absolute Return
Van Eck Worldwide Hard Assets
Van Kampen UIF Emerging Markets Debt--Class I
Van Kampen UIF Emerging Markets Equity--Class I
Van Kampen UIF U.S. Real Estate--Class I

Not all investment divisions are available under all policies.

     All investments into the MainStay VP Series funds by VUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

     At the close of the financial reporting period, there have been no investments in the following Investment Division: PIMCO Low
Duration--Administrative Class Shares.

     For SVUL, VUL 2000, SPVUL, VUL Provider, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the Free Look Period are allocated to the General Account of NYLIAC. After the Free Look Period, these premium payments are allocated in accordance with the Policyowner's instructions. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. Pinnacle VUL and SVUL policies issued on and after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account. VUL 2000, VUL Provider and SVUL policies issued on and after February 11, 2005 can have premium payments made in the first 12 policy months allocated to a DCA Plus Account.

     In addition, for all SVUL, VUL 2000, SPVUL, VUL Provider, Pinnacle VUL, Pinnacle SVUL and VUL policies, the Policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

     No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

     Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures around fair value measurements. The application of this Statement could change current practices in determining fair value. The guidance in SFAS No. 157 will be applied prospectively with certain exceptions. This statement is effective January 1, 2008, at which time the Company plans to adopt this guidance. The Company is currently evaluating the impact of SFAS No. 157 on the Company's consolidated financial statements.

     The amounts shown as net receivable (payable) to NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred the last business day of the reporting period. These amounts will be deposited to or withdrawn from the Separate Account in accordance with the Policyowner's instructions on the first business day subsequent to the close of the period presented.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

-------

(1) New allocations to Alger American Small Capitalization--Class O Shares investment division will not be accepted from policyowners who were not invested in the investment division as of June 1, 2007.

(2) Formerly MainStay VP Basic Value--Initial Class

(3) The MainStay VP Income & Growth--Initial Class portfolio merged with and into the MainStay VP ICAP Select Equity--Initial Class portfolio on August 17, 2007.

NOTE 2--Investments (in 000's):

--------------------------------------------------------------------------------

At December 31, 2007, the investments of VUL Separate Account-I are as follows:





                                                                MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP         CAPITAL         MAINSTAY VP
                            BALANCED--          BOND--        APPRECIATION--         CASH
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      MANAGEMENT
                          --------------------------------------------------------------------


Number of shares.......          912              2,176             8,733            50,397

Identified cost........       $9,956            $29,645          $186,722           $50,396







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                            ICAP SELECT        INCOME &        INTERNATIONAL       LARGE CAP
                             EQUITY--          GROWTH--          EQUITY--          GROWTH--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......         1,967              --               3,686             1,790

Identified cost........       $25,645             $--             $56,625           $20,622



Investment activity for the year ended December 31, 2007, was as follows:





                                                                MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP         CAPITAL         MAINSTAY VP
                            BALANCED--          BOND--        APPRECIATION--         CASH
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      MANAGEMENT
                          --------------------------------------------------------------------


Purchases..............       $3,303            $4,588            $ 4,923           $38,533

Proceeds from sales....        6,708             3,239             24,254            21,451







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                            ICAP SELECT        INCOME &        INTERNATIONAL       LARGE CAP
                             EQUITY--          GROWTH--          EQUITY--          GROWTH--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............       $17,118           $ 2,831           $16,917           $7,322

Proceeds from sales....         1,111            11,333             5,201            4,405



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                                                                    MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP       HIGH YIELD
          COMMON         CONSERVATIVE       MAINSTAY VP        FLOATING         MAINSTAY VP         GROWTH           CORPORATE
          STOCK--        ALLOCATION--      CONVERTIBLE--        RATE--         GOVERNMENT--      ALLOCATION--         BOND--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


            4,935              236              3,046              819              1,709             1,466            10,512

         $106,847           $2,585            $33,400           $8,029            $18,629           $16,664           $99,764






                                                                                MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP       MAINSTAY VP
          MID CAP           MID CAP           MID CAP          MODERATE           GROWTH            S&P 500          SMALL CAP
          CORE--           GROWTH--           VALUE--        ALLOCATION--      ALLOCATION--         INDEX--          GROWTH--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


            2,495             3,020             3,237             1,037             1,884             9,546             1,894

          $35,438           $39,046           $39,497           $11,471           $20,990          $216,148           $20,387








                                                                                                                    MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP       HIGH YIELD
          COMMON         CONSERVATIVE       MAINSTAY VP        FLOATING         MAINSTAY VP         GROWTH           CORPORATE
          STOCK--        ALLOCATION--      CONVERTIBLE--        RATE--         GOVERNMENT--      ALLOCATION--         BOND--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


          $13,448           $1,921            $5,482            $ 5,814           $2,475            $11,524           $15,929

            8,438              815             3,535             28,391            2,407              1,827             9,362






                                                                                MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP       MAINSTAY VP
          MID CAP           MID CAP           MID CAP          MODERATE           GROWTH            S&P 500          SMALL CAP
          CORE--           GROWTH--           VALUE--        ALLOCATION--      ALLOCATION--         INDEX--          GROWTH--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


          $10,423           $10,329           $8,383            $7,753            $12,514           $15,215           $3,783

            3,133             5,508            4,333             1,471              1,426            18,425            2,996

--------------------------------------------------------------------------------






                                                                                     ALGER
                                                                   ALGER           AMERICAN
                            MAINSTAY VP                          AMERICAN            SMALL
                               TOTAL          MAINSTAY VP        LEVERAGED        CAPITALIZA-
                             RETURN--           VALUE--          ALL CAP--          TION--
                           INITIAL CLASS     INITIAL CLASS    CLASS O SHARES    CLASS O SHARES
                          --------------------------------------------------------------------


Number of shares.......         3,501             4,377               9               1,613

Identified cost........       $62,740           $70,303            $416             $30,557






                            FIDELITY(R)                                           FIDELITY(R)
                                VIP           FIDELITY(R)       FIDELITY(R)           VIP
                              EQUITY-             VIP               VIP           INVESTMENT
                             INCOME--          GROWTH--         INDEX 500--      GRADE BOND--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......         3,119               50                17               62

Identified cost........       $74,231           $1,971            $2,674             $784







                                                                                     ALGER
                                                                   ALGER           AMERICAN
                            MAINSTAY VP                          AMERICAN            SMALL
                               TOTAL          MAINSTAY VP        LEVERAGED        CAPITALIZA-
                             RETURN--           VALUE--          ALL CAP--          TION--
                           INITIAL CLASS     INITIAL CLASS    CLASS O SHARES    CLASS O SHARES
                          --------------------------------------------------------------------


Purchases..............       $7,593            $11,964            $401             $3,517

Proceeds from sales....        5,746              5,859             181              6,574






                            FIDELITY(R)                                           FIDELITY(R)
                                VIP           FIDELITY(R)       FIDELITY(R)           VIP
                              EQUITY-             VIP               VIP           INVESTMENT
                             INCOME--          GROWTH--         INDEX 500--      GRADE BOND--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............       $15,156           $2,060            $1,035             $407

Proceeds from sales....         5,449            1,344                39               31



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







         AMERICAN
        CENTURY VP          AMERICAN           AMERICAN         CVS CALVERT       DREYFUS IP        DREYFUS VIF        FIDELITY(R)
         INFLATION         CENTURY VP         CENTURY VP          SOCIAL          TECHNOLOGY        DEVELOPING             VIP
       PROTECTION--      INTERNATIONAL--        VALUE--          BALANCED          GROWTH--          LEADERS--       CONTRAFUND(R)--
         CLASS II           CLASS II           CLASS II          PORTFOLIO      INITIAL SHARES    INITIAL SHARES      INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------------------


              7                 231               113              2,518             1,048                36               7,811

            $73              $2,484              $912             $4,609            $9,306            $1,410            $202,537





                                                                JANUS ASPEN       JANUS ASPEN
                                              JANUS ASPEN         SERIES            SERIES            MFS(R)             MFS(R)
        FIDELITY(R)        FIDELITY(R)          SERIES            MID CAP          WORLDWIDE         INVESTORS             NEW
            VIP                VIP            BALANCED--         GROWTH--          GROWTH--            TRUST            DISCOVERY
         MID CAP--         OVERSEAS--        INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL       SERIES--           SERIES--
       INITIAL CLASS      INITIAL CLASS         SHARES            SHARES            SHARES         INITIAL CLASS      INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------------------


              95                167               4,239              12               3,483               9                 31

          $3,180             $3,577            $100,049            $355            $106,632            $179               $532








         AMERICAN
        CENTURY VP          AMERICAN           AMERICAN         CVS CALVERT       DREYFUS IP        DREYFUS VIF        FIDELITY(R)
         INFLATION         CENTURY VP         CENTURY VP          SOCIAL          TECHNOLOGY        DEVELOPING             VIP
       PROTECTION--      INTERNATIONAL--        VALUE--          BALANCED          GROWTH--          LEADERS--       CONTRAFUND(R)--
         CLASS II           CLASS II           CLASS II          PORTFOLIO      INITIAL SHARES    INITIAL SHARES      INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------------------


            $49              $2,139             $  800             $831             $2,122             $898              $70,207

              8               1,402              1,212              707              1,482              309               14,262





                                                                JANUS ASPEN       JANUS ASPEN
                                              JANUS ASPEN         SERIES            SERIES            MFS(R)             MFS(R)
        FIDELITY(R)        FIDELITY(R)          SERIES            MID CAP          WORLDWIDE         INVESTORS             NEW
            VIP                VIP            BALANCED--         GROWTH--          GROWTH--            TRUST            DISCOVERY
         MID CAP--         OVERSEAS--        INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL       SERIES--           SERIES--
       INITIAL CLASS      INITIAL CLASS         SHARES            SHARES            SHARES         INITIAL CLASS      INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------------------


          $1,528             $2,005             $ 7,615            $148             $5,251             $127               $455

           1,476                204              10,056              27              8,798                4                  6

--------------------------------------------------------------------------------






                                                                 NEUBERGER           PIMCO
                              MFS(R)            MFS(R)          BERMAN AMT          GLOBAL
                             RESEARCH          UTILITIES      MID-CAP GROWTH        BOND--
                             SERIES--          SERIES--         PORTFOLIO--     ADMINISTRATIVE
                           INITIAL CLASS     INITIAL CLASS        CLASS I        CLASS SHARES
                          --------------------------------------------------------------------


Number of shares.......           5                 47                6                 6

Identified cost........        $109             $1,534             $143               $72






                                                                VAN KAMPEN        VAN KAMPEN
                              VAN ECK                          UIF EMERGING      UIF EMERGING
                             WORLDWIDE          VAN ECK           MARKETS           MARKETS
                             ABSOLUTE          WORLDWIDE          DEBT--           EQUITY--
                              RETURN          HARD ASSETS         CLASS I           CLASS I
                          --------------------------------------------------------------------


Number of shares.......          45                 852              37               3,473

Identified cost........        $474             $27,404            $318             $48,145








                                                                 NEUBERGER           PIMCO
                              MFS(R)            MFS(R)          BERMAN AMT          GLOBAL
                             RESEARCH          UTILITIES      MID-CAP GROWTH        BOND--
                             SERIES--          SERIES--         PORTFOLIO--     ADMINISTRATIVE
                           INITIAL CLASS     INITIAL CLASS        CLASS I        CLASS SHARES
                          --------------------------------------------------------------------


Purchases..............        $110             $1,379              $84               $45

Proceeds from sales....           1                 66                5                 4






                                                                VAN KAMPEN        VAN KAMPEN
                              VAN ECK                          UIF EMERGING      UIF EMERGING
                             WORLDWIDE          VAN ECK           MARKETS           MARKETS
                             ABSOLUTE          WORLDWIDE          DEBT--           EQUITY--
                              RETURN          HARD ASSETS         CLASS I           CLASS I
                          --------------------------------------------------------------------


Purchases..............        $318             $16,143            $241             $17,884

Proceeds from sales....          11               1,541              12               6,645



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






           PIMCO                                                 ROYCE             ROYCE            T. ROWE           T. ROWE
            LOW              PIMCO             PIMCO           MICRO-CAP         SMALL-CAP           PRICE             PRICE
        DURATION--       REAL RETURN--    TOTAL RETURN--      PORTFOLIO--       PORTFOLIO--         EQUITY         LIMITED-TERM
      ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE      INVESTMENT        INVESTMENT          INCOME             BOND
       CLASS SHARES      CLASS SHARES      CLASS SHARES          CLASS             CLASS           PORTFOLIO         PORTFOLIO
      --------------------------------------------------------------------------------------------------------------------------


             --                 7                39                561               462              3,021              55

            $--               $96              $425             $8,083            $4,966            $66,126            $277







        VAN KAMPEN
         UIF U.S.
       REAL ESTATE--
          CLASS I
      --------------


              40

          $1,158








           PIMCO                                                 ROYCE             ROYCE            T. ROWE           T. ROWE
            LOW              PIMCO             PIMCO           MICRO-CAP         SMALL-CAP           PRICE             PRICE
        DURATION--       REAL RETURN--    TOTAL RETURN--      PORTFOLIO--       PORTFOLIO--         EQUITY         LIMITED-TERM
      ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE      INVESTMENT        INVESTMENT          INCOME             BOND
       CLASS SHARES      CLASS SHARES      CLASS SHARES          CLASS             CLASS           PORTFOLIO         PORTFOLIO
      --------------------------------------------------------------------------------------------------------------------------


            $13               $91              $413             $4,385            $2,864            $15,600             $76

             13                 6                19                942               386              4,140              18







        VAN KAMPEN
         UIF U.S.
       REAL ESTATE--
          CLASS I
      --------------


           $860

             43

NOTE 3--Expenses and Related Party Transactions:

--------------------------------------------------------------------------------

Deductions from Premiums:

NYLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.

     - State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL Series 3 and VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3 and VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to cover federal taxes.

     - Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to partially cover the expenses associated with selling the policies.

       For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

       For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

       For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

       For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached, 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

       For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge and are recorded as cost of insurance in the accompanying statement of changes in net assets. (Not all charges are deducted from all products, as shown below).

     - Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------


       processing and communicating with policyholders. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, Pinnacle VUL, and Pinnacle SVUL:


                                              MONTHLY                MONTHLY
                                          CONTRACT CHARGE        CONTRACT CHARGE
POLICY                                     POLICY YEAR 1     SUBSEQUENT POLICY YEARS
------                                    ---------------    -----------------------
VUL....................................          N/A                   $ 7
SVUL...................................         $ 60                    10
VUL 2000...............................           30                    10
VUL Provider...........................           30                    10
Pinnacle VUL*..........................          100                    25
Pinnacle SVUL*.........................          100                    25



       -------

       * If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

     - Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, and SVUL (Series 2)** policies monthly. This charge compensates NYLIAC for providing administrative policy services.

       For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. The Separate Account administrative charge percentage currently ranges from 0% to .20%.

       For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy's cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

       For SVUL (Series 2)** the administrative charge is .10%, based on the amount of cash value in the Separate Account.

     - Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.

     - Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, Pinnacle VUL, Pinnacle SVUL, and VUL Provider policies.

       For SVUL (Series 1) policies, this charge is $0.04 per $1,000 of the policy's initial face amount. For SVUL (Series 2) policies, this charge is $0.04 per $1,000 of the policy's current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.

       For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

       For VUL Provider policies, this charge is $0.07 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

     - Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy's cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy's cash value for Series 1 and 2. The current .90% deferred sales expense is comprised of .40% for sales expenses, .30% for state taxes and .20% for federal taxes. For SPVUL Series 3*** currently the deferred sales expense charge is equal to 0.40%.

     - Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge from VUL 2000 (Series 2)**, SPVUL (Series 2)**, SVUL (Series
       2)**, Pinnacle VUL, and Pinnacle SVUL policies. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. On SPVUL (Series 2)** and VUL 2000 (Series 2)** policies,
       NYLIAC deducts a .50% mortality and expense risk charge and for SVUL

----------
 ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

*** Series 3 SPVUL designates policies issued on and after May 16, 2003 where approved.

--------------------------------------------------------------------------------


       (Series 2)** policies, the mortality and expense risk charge deducted is .60%. In policy years 1-20, the Pinnacle VUL and Pinnacle SVUL mortality and expense risk charge percentage currently ranges from .25% to .55%; and in policy years 21 and beyond, the percentage ranges from .05% to .35%. If the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by .30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by .55% in policy years 1-10. The mortality and expense risk charge is guaranteed not to exceed 1.00%.

       For VUL Provider policies, the mortality and expense risk charge currently ranges from .70% to .05% (it declines based on the cash value in the Separate Account and duration). If the VUL Provider policy has the Alternative Cash Surrender Value (ACSV) the mortality and expense risk charge currently ranges from 1.0% to .05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.

Separate Account Charges:

NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the investment divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL (Series 1), 0.50% for VUL 2000 (Series 1) and 0.50% for SPVUL (Series 1).

     The amount of these charges retained in the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

Surrender Charges:

Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider and SPVUL policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying statement of changes in net assets. In addition, a new surrender charge period will apply to face increases.

     For VUL and VUL 2000 policies, this charge is deducted during the first 15 policy years. For VUL Provider this charge is deducted for the first 10 years. For VUL, the maximum surrender charge is shown on the policy's data page. For VUL 2000 and VUL Provider, the maximum surrender charge is the lesser of 50% of total premium payments or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.

     Initially for VUL 2000 (Series 2)** policies, the maximum surrender charge is the lesser of 50% of total premium paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.

     For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy's target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.

     For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year ten and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.


----------
  ** Series 2 VUL 2000, SPVUL and SVUL designates policies issued on and after May 10, 2002 where approved.

**** Includes a .10% administrative service charge.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


NOTE 4--Distribution of Net Income:

--------------------------------------------------------------------------------

VUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):

--------------------------------------------------------------------------------

The changes in units outstanding for the years ended December 31, 2007 and 2006 were as follows:





                                                                         MAINSTAY VP
                             MAINSTAY VP           MAINSTAY VP             CAPITAL
                             BALANCED--              BOND--            APPRECIATION--
                            INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                         ------------------    ------------------    ------------------
                           2007       2006       2007       2006       2007       2006
                         --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........      38        91         72          76         904      1,127
Units redeemed.........    (529)      (24)       (88)       (123)     (1,549)    (1,725)
                           ----       ---        ---        ----      ------     ------
  Net increase
     (decrease)........    (491)       67        (16)        (47)       (645)      (598)
                           ====       ===        ===        ====      ======     ======

GROUP 2 POLICIES
Units issued...........      38        52         75          95         923      1,191
Units redeemed.........     (15)      (16)       (84)       (118)     (1,336)    (1,428)
                           ----       ---        ---        ----      ------     ------
  Net increase
     (decrease)........      23        36         (9)        (23)       (413)      (237)
                           ====       ===        ===        ====      ======     ======

GROUP 3 POLICIES
Units issued...........      --        --         42          17          19          2
Units redeemed.........      --        --         (2)         (2)         (1)        (9)
                           ----       ---        ---        ----      ------     ------
  Net increase
     (decrease)........      --        --         40          15          18         (7)
                           ====       ===        ===        ====      ======     ======

GROUP 4 POLICIES
Units issued...........     166       172         98         114         155        180
Units redeemed.........     (34)      (26)       (70)        (63)       (103)      (101)
                           ----       ---        ---        ----      ------     ------
  Net increase
     (decrease)........     132       146         28          51          52         79
                           ====       ===        ===        ====      ======     ======




Not all investment divisions are available under all policies.

(a) For the period February 13, 2006 (Commencement of Investments) through December 31, 2006.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                                                      MAINSTAY VP
                                MAINSTAY VP          CONSERVATIVE           MAINSTAY VP           MAINSTAY VP
          MAINSTAY VP         COMMON STOCK--         ALLOCATION--          CONVERTIBLE--        FLOATING RATE--
        CASH MANAGEMENT        INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------    ------------------
        2007       2006       2007       2006       2007     2006(a)      2007       2006       2007       2006
      ----------------------------------------------------------------------------------------------------------


        3,630      1,541       193        250        48         93          61         55          42      124
       (2,099)    (2,678)     (309)      (381)      (30)        (1)        (70)       (91)     (2,306)     (14)
       ------     ------      ----       ----       ---         --        ----       ----      ------      ---
        1,531     (1,137)     (116)      (131)       18         92          (9)       (36)     (2,264)     110
       ======     ======      ====       ====       ===         ==        ====       ====      ======      ===


        2,104      1,862       327        418        15         23         138        173          34      107
       (1,536)    (2,459)     (447)      (479)       (2)        --        (181)      (210)        (23)     (27)
       ------     ------      ----       ----       ---         --        ----       ----      ------      ---
          568       (597)     (120)       (61)       13         23         (43)       (37)         11       80
       ======     ======      ====       ====       ===         ==        ====       ====      ======      ===


        9,361      3,708        17         17        --         --           8          4          37       59
       (1,820)    (2,610)       (7)        (2)       --         --          (2)        (3)         (2)      --
       ------     ------      ----       ----       ---         --        ----       ----      ------      ---
        7,541      1,098        10         15        --         --           6          1          35       59
       ======     ======      ====       ====       ===         ==        ====       ====      ======      ===


        4,460      3,823       120        129        63         24         120        129         146      184
       (1,254)    (4,596)      (49)       (53)       (6)        (1)        (58)       (81)        (88)     (20)
       ------     ------      ----       ----       ---         --        ----       ----      ------      ---
        3,206       (773)       71         76        57         23          62         48          58      164
       ======     ======      ====       ====       ===         ==        ====       ====      ======      ===


--------------------------------------------------------------------------------








                                                    MAINSTAY VP           MAINSTAY VP
                              MAINSTAY VP             GROWTH              HIGH YIELD
                             GOVERNMENT--          ALLOCATION--        CORPORATE BOND--
                             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                          ------------------    ------------------    ------------------
                            2007       2006       2007     2006(a)      2007       2006
                          --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........      48          55       341        256         168        197
Units redeemed.........     (80)       (202)      (69)        (7)       (300)      (274)
                            ---        ----       ---        ---        ----       ----
  Net increase
     (decrease)........     (32)       (147)      272        249        (132)       (77)
                            ===        ====       ===        ===        ====       ====

GROUP 2 POLICIES
Units issued...........      49          66       177        191         160        194
Units redeemed.........     (70)        (88)      (45)        (8)       (203)      (219)
                            ---        ----       ---        ---        ----       ----
  Net increase
     (decrease)........     (21)        (22)      132        183         (43)       (25)
                            ===        ====       ===        ===        ====       ====

GROUP 3 POLICIES
Units issued...........       2          17        --         --          44         33
Units redeemed.........      (1)         (2)       --         --          (4)        (5)
                            ---        ----       ---        ---        ----       ----
  Net increase
     (decrease)........       1          15        --         --          40         28
                            ===        ====       ===        ===        ====       ====

GROUP 4 POLICIES
Units issued...........      68          82       406        244         416        385
Units redeemed.........     (55)        (40)      (67)       (18)       (203)      (164)
                            ---        ----       ---        ---        ----       ----
  Net increase
     (decrease)........      13          42       339        226         213        221
                            ===        ====       ===        ===        ====       ====




Not all investment divisions are available under all policies.

(a) For the period February 13, 2006 (Commencement of Investments) through December 31, 2006.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









          MAINSTAY VP                                 MAINSTAY VP           MAINSTAY VP
          ICAP SELECT           MAINSTAY VP          INTERNATIONAL           LARGE CAP
           EQUITY--          INCOME & GROWTH--         EQUITY--              GROWTH--
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------
        2007       2006       2007       2006       2007       2006       2007       2006
      ------------------------------------------------------------------------------------


        316          50         10        75         151        244        209         82
        (28)        (29)      (262)      (11)       (119)      (167)       (66)       (47)
        ---        ----       ----       ---        ----       ----       ----       ----
        288          21       (252)       64          32         77        143         35
        ===        ====       ====       ===        ====       ====       ====       ====


        471          60         33        59         191        263        180        226
        (75)       (108)      (444)      (71)       (103)       (82)      (174)      (258)
        ---        ----       ----       ---        ----       ----       ----       ----
        396         (48)      (411)      (12)         88        181          6        (32)
        ===        ====       ====       ===        ====       ====       ====       ====


         18          --          1        --          --         --         17          3
         (2)         --         (8)       --          --         --         (2)        (6)
        ---        ----       ----       ---        ----       ----       ----       ----
         16          --         (7)       --          --         --         15         (3)
        ===        ====       ====       ===        ====       ====       ====       ====


        353          51         36        50         332        366        162        111
        (34)        (21)      (184)      (20)        (94)       (68)       (38)       (30)
        ---        ----       ----       ---        ----       ----       ----       ----
        319          30       (148)       30         238        298        124         81
        ===        ====       ====       ===        ====       ====       ====       ====


--------------------------------------------------------------------------------








                              MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                MID CAP               MID CAP               MID CAP
                                CORE--               GROWTH--               VALUE--
                             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                          ------------------    ------------------    ------------------
                            2007       2006       2007       2006       2007       2006
                          --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........      89        187          77        156         85        113
Units redeemed.........     (89)       (74)       (129)      (116)      (130)      (126)
                            ---        ---        ----       ----       ----       ----
  Net increase
     (decrease)........      --        113         (52)        40        (45)       (13)
                            ===        ===        ====       ====       ====       ====

GROUP 2 POLICIES
Units issued...........      79        110          99        169        104        142
Units redeemed.........     (54)       (52)       (111)      (105)      (139)      (148)
                            ---        ---        ----       ----       ----       ----
  Net increase
     (decrease)........      25         58         (12)        64        (35)        (6)
                            ===        ===        ====       ====       ====       ====

GROUP 3 POLICIES
Units issued...........      --         --          --         --         --         --
Units redeemed.........      --         --          --         --         --         --
                            ---        ---        ----       ----       ----       ----
  Net increase
     (decrease)........      --         --          --         --         --         --
                            ===        ===        ====       ====       ====       ====

GROUP 4 POLICIES
Units issued...........     233        221         273        350        242        299
Units redeemed.........     (74)       (63)       (127)      (137)      (150)      (144)
                            ---        ---        ----       ----       ----       ----
  Net increase
     (decrease)........     159        158         146        213         92        155
                            ===        ===        ====       ====       ====       ====




Not all investment divisions are available under all policies.

(a) For the period February 13, 2006 (Commencement of Investments) through December 31, 2006.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








          MAINSTAY VP         MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
           MODERATE         MODERATE GROWTH         S&P 500            SMALL CAP          MAINSTAY VP         MAINSTAY VP
         ALLOCATION--        ALLOCATION--           INDEX--            GROWTH--         TOTAL RETURN--          VALUE--
         INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
      ------------------  ------------------  ------------------  ------------------  ------------------  ------------------
        2007     2006(a)    2007     2006(a)    2007       2006     2007       2006     2007       2006     2007       2006
      ----------------------------------------------------------------------------------------------------------------------


        273        177      379        427        429        539      50         65      195        241      172        210
        (56)        (5)     (83)       (10)      (675)      (825)   (132)       (60)    (320)      (359)    (262)      (289)
        ---        ---      ---        ---     ------     ------    ----       ----     ----       ----     ----       ----
        217        172      296        417       (246)      (286)    (82)         5     (125)      (118)     (90)       (79)
        ===        ===      ===        ===     ======     ======    ====       ====     ====       ====     ====       ====


        111        183      249        268        820      1,047      80        118      168        208      158        198
        (23)        (4)     (29)        (7)    (1,005)    (1,207)   (112)      (184)    (237)      (232)    (198)      (214)
        ---        ---      ---        ---     ------     ------    ----       ----     ----       ----     ----       ----
         88        179      220        261       (185)      (160)    (32)       (66)     (69)       (24)     (40)       (16)
        ===        ===      ===        ===     ======     ======    ====       ====     ====       ====     ====       ====


         --         --       --         --         68        201      --         --        6          5       10         15
         --         --       --         --         (9)        (7)     --         --       (2)        --       (3)       (68)
        ---        ---      ---        ---     ------     ------    ----       ----     ----       ----     ----       ----
         --         --       --         --         59        194      --         --        4          5        7        (53)
        ===        ===      ===        ===     ======     ======    ====       ====     ====       ====     ====       ====


        219        148      402        284        650        736     183        220       69         80      166        163
        (25)        (6)     (65)       (18)      (373)      (475)   (137)      (122)     (45)       (41)     (77)       (67)
        ---        ---      ---        ---     ------     ------    ----       ----     ----       ----     ----       ----
        194        142      337        266        277        261      46         98       24         39       89         96
        ===        ===      ===        ===     ======     ======    ====       ====     ====       ====     ====       ====


--------------------------------------------------------------------------------







                                                       ALGER               AMERICAN
                            ALGER AMERICAN           AMERICAN             CENTURY VP
                               LEVERAGED               SMALL               INFLATION
                               ALL CAP--         CAPITALIZATION--        PROTECTION--
                            CLASS O SHARES        CLASS O SHARES           CLASS II
                          ------------------    ------------------    ------------------
                            2007       2006       2007       2006       2007       2006
                          --------------------------------------------------------------

GROUP 1 POLICIES
Units issued............     --         --         117        177        --         --
Units redeemed..........     --         --        (255)      (184)       --         --
                             --         --        ----       ----        --         --
  Net increase
     (decrease).........     --         --        (138)        (7)       --         --
                             ==         ==        ====       ====        ==         ==

GROUP 2 POLICIES
Units issued............     --         --         160        252        --         --
Units redeemed..........     --         --        (242)      (230)       --         --
                             --         --        ----       ----        --         --
  Net increase
     (decrease).........     --         --         (82)        22        --         --
                             ==         ==        ====       ====        ==         ==

GROUP 3 POLICIES
Units issued............     13          5           8         21         5          2
Units redeemed..........     (2)        --         (44)       (44)       (2)        --
                             --         --        ----       ----        --         --
  Net increase
     (decrease).........     11          5         (36)       (23)        3          2
                             ==         ==        ====       ====        ==         ==

GROUP 4 POLICIES
Units issued............     --         --         103        138        --         --
Units redeemed..........     --         --         (43)       (35)       --         --
                             --         --        ----       ----        --         --
  Net increase
     (decrease).........     --         --          60        103        --         --
                             ==         ==        ====       ====        ==         ==




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








           AMERICAN              AMERICAN             CVS CALVERT           DREYFUS IP            DREYFUS VIF
          CENTURY VP            CENTURY VP              SOCIAL              TECHNOLOGY            DEVELOPING
        INTERNATIONAL--           VALUE--              BALANCED              GROWTH--              LEADERS--
           CLASS II              CLASS II              PORTFOLIO          INITIAL SHARES        INITIAL SHARES
      ------------------    ------------------    ------------------    ------------------    ------------------
        2007       2006       2007       2006       2007       2006       2007       2006       2007       2006
      ----------------------------------------------------------------------------------------------------------


         --         --         --         --         10         12         60         56         --         --
         --         --         --         --        (16)       (12)       (48)       (54)        --         --
         --         --        ---         --        ---        ---        ---        ---         --         --
         --         --         --         --         (6)        --         12          2         --         --
         ==         ==        ===         ==        ===        ===        ===        ===         ==         ==


         --         --         --         --         20         26         41         53         --         --
         --         --         --         --        (26)       (29)       (45)       (46)        --         --
         --         --        ---         --        ---        ---        ---        ---         --         --
         --         --         --         --         (6)        (3)        (4)         7         --         --
         ==         ==        ===         ==        ===        ===        ===        ===         ==         ==


         38         80         11         64         --         --          6          8         33         35
         (6)        (1)       (43)        (2)        --         --         (1)        (1)        (5)        (1)
         --         --        ---         --        ---        ---        ---        ---         --         --
         32         79        (32)        62         --         --          5          7         28         34
         ==         ==        ===         ==        ===        ===        ===        ===         ==         ==


         --         --         --         --         17         25         86         99         --         --
         --         --         --         --        (23)       (13)       (48)       (48)        --         --
         --         --        ---         --        ---        ---        ---        ---         --         --
         --         --         --         --         (6)        12         38         51         --         --
         ==         ==        ===         ==        ===        ===        ===        ===         ==         ==


--------------------------------------------------------------------------------








                              FIDELITY(R)           FIDELITY(R)
                                  VIP                   VIP               FIDELITY(R)
                            CONTRAFUND(R)--       EQUITY-INCOME--        VIP GROWTH--
                             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                          ------------------    ------------------    ------------------
                            2007       2006       2007       2006       2007       2006
                          --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........      268        368        128        247        --         --
Units redeemed.........     (389)      (434)      (183)      (205)       --         --
                            ----       ----       ----       ----        --         --
  Net increase
     (decrease)........     (121)       (66)       (55)        42        --         --
                            ====       ====       ====       ====        ==         ==

GROUP 2 POLICIES
Units issued...........      391        491        151        227        --         --
Units redeemed.........     (465)      (463)      (189)      (178)       --         --
                            ----       ----       ----       ----        --         --
  Net increase
     (decrease)........      (74)        28        (38)        49        --         --
                            ====       ====       ====       ====        ==         ==

GROUP 3 POLICIES
Units issued...........      102         95         89         63        63         73
Units redeemed.........      (50)        (5)        (4)        (2)       (2)        (1)
                            ----       ----       ----       ----        --         --
  Net increase
     (decrease)........       52         90         85         61        61         72
                            ====       ====       ====       ====        ==         ==

GROUP 4 POLICIES
Units issued...........      572        586        286        305        --         --
Units redeemed.........     (202)      (171)      (104)      (113)       --         --
                            ----       ----       ----       ----        --         --
  Net increase
     (decrease)........      370        415        182        192        --         --
                            ====       ====       ====       ====        ==         ==




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                                                  JANUS ASPEN
          FIDELITY(R)         FIDELITY(R) VIP                               FIDELITY(R)             SERIES
              VIP               INVESTMENT            FIDELITY(R)               VIP               BALANCED--
          INDEX 500--          GRADE BOND--          VIP MID CAP--          OVERSEAS--           INSTITUTIONAL
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS            SHARES
      ------------------    ------------------    ------------------    ------------------    ------------------
        2007       2006       2007       2006       2007       2006       2007       2006       2007       2006
      ----------------------------------------------------------------------------------------------------------


         --         --         --         --         --         --         --         --         162        217
         --         --         --         --         --         --         --         --        (310)      (310)
         --         --         --         --        ---        ---         --         --        ----       ----
         --         --         --         --         --         --         --         --        (148)       (93)
         ==         ==         ==         ==        ===        ===         ==         ==        ====       ====


         --         --         --         --         --         --         --         --         507        640
         --         --         --         --         --         --         --         --        (677)      (819)
         --         --         --         --        ---        ---         --         --        ----       ----
         --         --         --         --         --         --         --         --        (170)      (179)
         ==         ==         ==         ==        ===        ===         ==         ==        ====       ====


         70         12         32         18         28         20         80         35          16          8
         (4)        (6)        (3)        (1)       (41)       (25)        (3)        (2)         (9)        (3)
         --         --         --         --        ---        ---         --         --        ----       ----
         66          6         29         17        (13)        (5)        77         33           7          5
         ==         ==         ==         ==        ===        ===         ==         ==        ====       ====


         --         --         --         --         --         --         --         --         245        266
         --         --         --         --         --         --         --         --        (146)      (129)
         --         --         --         --        ---        ---         --         --        ----       ----
         --         --         --         --         --         --         --         --          99        137
         ==         ==         ==         ==        ===        ===         ==         ==        ====       ====


--------------------------------------------------------------------------------







                               JANUS ASPEN           JANUS ASPEN
                                 SERIES                SERIES
                                 MID CAP              WORLDWIDE              MFS(R)
                                GROWTH--              GROWTH--              INVESTORS
                              INSTITUTIONAL         INSTITUTIONAL        TRUST SERIES--
                                 SHARES                SHARES             INITIAL CLASS
                           ------------------    ------------------    ------------------
                             2007       2006       2007       2006       2007       2006
                           --------------------------------------------------------------

GROUP 1 POLICIES
Units issued............      --         --         274        373        --         --
Units redeemed..........      --         --        (401)      (575)       --         --
                              --         --        ----       ----        --         --
  Net increase
     (decrease).........      --         --        (127)      (202)       --         --
                              ==         ==        ====       ====        ==         ==

GROUP 2 POLICIES
Units issued............      --         --         582        808        --         --
Units redeemed..........      --         --        (773)      (971)       --         --
                              --         --        ----       ----        --         --
  Net increase
     (decrease).........      --         --        (191)      (163)       --         --
                              ==         ==        ====       ====        ==         ==

GROUP 3 POLICIES
Units issued............       8          8          21         39         9         --
Units redeemed..........      (1)        --          (4)        (6)       --         --
                              --         --        ----       ----        --         --
  Net increase
     (decrease).........       7          8          17         33         9         --
                              ==         ==        ====       ====        ==         ==

GROUP 4 POLICIES
Units issued............      --         --         135        152        --         --
Units redeemed..........      --         --         (67)       (66)       --         --
                              --         --        ----       ----        --         --
  Net increase
     (decrease).........      --         --          68         86        --         --
                              ==         ==        ====       ====        ==         ==




Not all investment divisions are available under all policies.

(b) For the period March 23, 2006 (Commencement of Investments) through December 31, 2006.

(c) For Group 3 Policies, represents the period October 16, 2007 (Commencement of Investments) through December 31, 2007.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                                                                       NEUBERGER
                                                                      BERMAN AMT
            MFS(R)              MFS(R)              MFS(R)              MID-CAP              PIMCO               PIMCO
         NEW DISCOVERY         RESEARCH            UTILITIES            GROWTH           GLOBAL BOND--      LOW DURATION--
           SERIES--            SERIES--            SERIES--           PORTFOLIO--       ADMINISTRATIVE      ADMINISTRATIVE
         INITIAL CLASS       INITIAL CLASS       INITIAL CLASS          CLASS I          CLASS SHARES        CLASS SHARES
      ------------------  ------------------  ------------------  ------------------  ------------------  ------------------
        2007       2006     2007       2006     2007       2006     2007       2006     2007     2006(b)  2007(c)      2006
      ----------------------------------------------------------------------------------------------------------------------


         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         ==         ==       ==         ==       ==         ==       ==         ==       ==         ==       ==         ==


         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         ==         ==       ==         ==       ==         ==       ==         ==       ==         ==       ==         ==


         30          2        9         --       42          6        4          1        5         --       --         --
         --         --       --         --       (1)        --       --         (1)      (1)        --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         30          2        9         --       41          6        4         --        4         --       --         --
         ==         ==       ==         ==       ==         ==       ==         ==       ==         ==       ==         ==


         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         ==         ==       ==         ==       ==         ==       ==         ==       ==         ==       ==         ==


--------------------------------------------------------------------------------








                              PIMCO                 PIMCO
                          REAL RETURN--        TOTAL RETURN--        ROYCE MICRO-CAP       ROYCE SMALL-CAP
                         ADMINISTRATIVE        ADMINISTRATIVE          PORTFOLIO--           PORTFOLIO--
                          CLASS SHARES          CLASS SHARES        INVESTMENT CLASS      INVESTMENT CLASS
                       ------------------    ------------------    ------------------    ------------------
                         2007       2006       2007       2006       2007       2006       2007       2006
                       ------------------------------------------------------------------------------------

GROUP 1 POLICIES
Units issued........      --         --         --         --         78        107         67         49
Units redeemed......      --         --         --         --        (16)        (8)        (9)        (4)
                          --         --         --         --        ---        ---        ---         --
  Net increase
     (decrease).....      --         --         --         --         62         99         58         45
                          ==         ==         ==         ==        ===        ===        ===         ==

GROUP 2 POLICIES
Units issued........      --         --         --         --         67        125         59         82
Units redeemed......      --         --         --         --        (21)        (6)        (9)        (4)
                          --         --         --         --        ---        ---        ---         --
  Net increase
     (decrease).....      --         --         --         --         46        119         50         78
                          ==         ==         ==         ==        ===        ===        ===         ==

GROUP 3 POLICIES
Units issued........       9         --         36          1         --          3         --         --
Units redeemed......      (1)        --         --         --         --         --         --         --
                          --         --         --         --        ---        ---        ---         --
  Net increase
     (decrease).....       8         --         36          1         --          3         --         --
                          ==         ==         ==         ==        ===        ===        ===         ==

GROUP 4 POLICIES
Units issued........      --         --         --         --        130        142         97         68
Units redeemed......      --         --         --         --        (27)       (11)       (17)        (7)
                          --         --         --         --        ---        ---        ---         --
  Net increase
     (decrease).....      --         --         --         --        103        131         80         61
                          ==         ==         ==         ==        ===        ===        ===         ==




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                                          VAN KAMPEN          VAN KAMPEN
                             T. ROWE PRICE          VAN ECK                              UIF EMERGING        UIF EMERGING
         T. ROWE PRICE       LIMITED-TERM          WORLDWIDE            VAN ECK             MARKETS             MARKETS
         EQUITY INCOME           BOND              ABSOLUTE            WORLDWIDE            DEBT--             EQUITY--
           PORTFOLIO           PORTFOLIO            RETURN            HARD ASSETS           CLASS I             CLASS I
      ------------------  ------------------  ------------------  ------------------  ------------------  ------------------
        2007       2006     2007       2006     2007       2006     2007       2006     2007       2006     2007       2006
      ----------------------------------------------------------------------------------------------------------------------


         175        176      --         --       --         --      278        328       --         --        89        179
        (109)      (118)     --         --       --         --      (48)       (27)      --         --      (117)      (142)
        ----       ----      --         --       --         --      ---        ---       --         --      ----       ----
          66         58      --         --       --         --      230        301       --         --       (28)        37
        ====       ====      ==         ==       ==         ==      ===        ===       ==         ==      ====       ====


         206        238      --         --       --         --      206        269       --         --       103        211
        (193)      (204)     --         --       --         --      (33)       (18)      --         --       (91)      (103)
        ----       ----      --         --       --         --      ---        ---       --         --      ----       ----
          13         34      --         --       --         --      173        251       --         --        12        108
        ====       ====      ==         ==       ==         ==      ===        ===       ==         ==      ====       ====


          66         24       7          5       28         17        9         20       15          4        10         30
          (9)       (10)     (3)        --       (1)        --       (2)        (1)      (1)        --        (1)        (1)
        ----       ----      --         --       --         --      ---        ---       --         --      ----       ----
          57         14       4          5       27         17        7         19       14          4         9         29
        ====       ====      ==         ==       ==         ==      ===        ===       ==         ==      ====       ====


         397        404      --         --       --         --      391        305       --         --       152        164
        (149)      (125)     --         --       --         --      (56)       (25)      --         --       (53)       (44)
        ----       ----      --         --       --         --      ---        ---       --         --      ----       ----
         248        279      --         --       --         --      335        280       --         --        99        120
        ====       ====      ==         ==       ==         ==      ===        ===       ==         ==      ====       ====


--------------------------------------------------------------------------------







                           VAN KAMPEN
                            UIF U.S.
                              REAL
                            ESTATE--
                             CLASS I
                       ------------------
                         2007       2006
                       ------------------

GROUP 1 POLICIES
Units issued........      --         --
Units redeemed......      --         --
                          --         --
  Net increase
     (decrease).....      --         --
                          ==         ==

GROUP 2 POLICIES
Units issued........      --         --
Units redeemed......      --         --
                          --         --
  Net increase
     (decrease).....      --         --
                          ==         ==

GROUP 3 POLICIES
Units issued........      28         12
Units redeemed......      (1)        (1)
                          --         --
  Net increase
     (decrease).....      27         11
                          ==         ==

GROUP 4 POLICIES
Units issued........      --         --
Units redeemed......      --         --
                          --         --
  Net increase
     (decrease).....      --         --
                          ==         ==




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):

--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2007, 2006, 2005, 2004 and 2003:





                                              MAINSTAY VP
                                              BALANCED--                              MAINSTAY VP
                                             INITIAL CLASS                        BOND--INITIAL CLASS
                                     ----------------------------  ------------------------------------------------
                                       2007      2006      2005      2007      2006      2005      2004      2003
                                     ------------------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $3,477    $9,094    $7,562    $13,105   $12,712   $13,134   $13,637   $14,432
Units Outstanding..................      294       785       718        623       639       686       722       790
Variable Accumulation Unit Value...   $11.82    $11.58    $10.53    $ 21.03   $ 19.89   $ 19.15   $ 18.88   $ 18.26
Total Return.......................     2.1%      9.9%      5.3%       5.8%      3.8%      1.5%      3.4%      3.8%
Investment Income Ratio............     1.9%      2.1%      1.4%       3.7%      1.2%      3.2%      3.4%      4.1%

GROUP 2 POLICIES(b)
Net Assets.........................   $1,922    $1,618    $1,092    $10,731   $10,257   $10,207   $ 9,680   $ 8,491
Units Outstanding..................      162       139       103        686       695       718       694       630
Variable Accumulation Unit Value...   $11.89    $11.62    $10.55    $ 15.65   $ 14.76   $ 14.19   $ 13.96   $ 13.48
Total Return.......................     2.3%     10.1%      5.5%       6.0%      4.0%      1.7%      3.6%      4.0%
Investment Income Ratio............     2.4%      2.1%      2.4%       3.6%      1.2%      3.3%      3.8%      4.3%

GROUP 3 POLICIES
Net Assets.........................   $   --    $   --    $   --    $ 1,170   $   589   $   379   $   528   $   292
Units Outstanding..................       --        --        --         86        46        31        44        25
Variable Accumulation Unit Value...   $   --    $   --    $   --    $ 13.60   $ 12.77   $ 12.21   $ 11.95   $ 11.48
Total Return.......................       --        --        --       6.5%      4.6%      2.2%      4.1%      4.5%
Investment Income Ratio............       --        --        --       4.4%      1.7%      3.1%      4.4%      5.2%

GROUP 4 POLICIES
Net Assets.........................   $4,525    $2,846    $1,040    $ 5,345   $ 4,651   $ 3,851   $ 2,747   $ 1,614
Units Outstanding..................      375       243        97        402       374       323       236       144
Variable Accumulation Unit Value...   $12.05    $11.72    $10.58    $ 13.27   $ 12.45   $ 11.91   $ 11.66   $ 11.20
Total Return.......................     2.8%     10.7%      5.8%       6.5%      4.5%      2.2%      4.1%      4.5%
Investment Income Ratio............     2.6%      2.6%      2.4%       3.7%      1.3%      3.6%      4.4%      5.4%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                       MAINSTAY VP
             CAPITAL APPRECIATION--INITIAL CLASS                         CASH MANAGEMENT
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


      $168,430  $164,993  $171,702  $174,254  $171,100   $15,062   $12,191   $13,394   $15,071   $16,841
         6,895     7,540     8,138     8,889     9,027     9,719     8,188     9,325    10,726    12,004
      $  24.43  $  21.89  $  21.11  $  19.60  $  18.95   $  1.55   $  1.49   $  1.44   $  1.41   $  1.40
         11.6%      3.7%      7.7%      3.4%     26.1%      4.1%      3.9%      2.2%      0.1%        --
          0.1%      0.4%        --      0.3%      0.2%      4.7%      4.5%      2.8%      0.8%      0.7%


      $ 60,491  $ 57,500  $ 57,246  $ 53,193  $ 46,871   $11,840   $10,665   $10,937   $11,507   $13,640
         6,509     6,922     7,159     7,176     6,553     9,549     8,981     9,578    10,323    12,279
      $   9.29  $   8.31  $   8.00  $   7.41  $   7.15   $  1.24   $  1.19   $  1.14   $  1.11   $  1.11
         11.8%      3.9%      7.9%      3.6%     26.4%      4.3%      4.1%      2.4%      0.3%      0.2%
          0.1%      0.4%        --      0.3%      0.2%      4.7%      4.5%      2.9%      0.8%      0.7%


      $    462  $    226  $    287  $    249  $    171   $13,676   $ 4,592   $ 3,214   $ 2,255   $ 1,680
            39        21        28        26        19    11,638     4,097     2,999     2,166     1,627
      $  11.99  $  10.67  $  10.21  $   9.42  $   9.05   $  1.18   $  1.12   $  1.07   $  1.04   $  1.03
         12.4%      4.4%      8.4%      4.2%     27.0%      4.8%      4.6%      3.0%      0.8%      0.7%
          0.4%      0.4%        --      0.3%      0.3%      4.5%      4.4%      2.9%      0.8%      0.7%


      $  8,000  $  6,488  $  5,305  $  3,823  $  1,868   $ 9,963   $ 5,943   $ 6,478   $ 4,412   $ 2,431
           594       542       463       362       184     8,603     5,397     6,170     4,317     2,399
      $  13.45  $  11.97  $  11.46  $  10.57  $  10.15   $  1.15   $  1.10   $  1.05   $  1.02   $  1.01
         12.4%      4.4%      8.4%      4.2%     27.0%      4.8%      4.6%      3.0%      0.8%      0.7%
          0.1%      0.4%        --      0.3%      0.3%      4.6%      4.5%      3.0%      0.9%      0.6%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                                                                          MAINSTAY VP
                                                                                         CONSERVATIVE
                                                        MAINSTAY VP                      ALLOCATION--
                                                COMMON STOCK--INITIAL CLASS              INITIAL CLASS
                                     ------------------------------------------------  ----------------
                                       2007      2006      2005      2004      2003      2007     2006
                                     ------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $70,276   $71,216   $65,300   $65,117   $60,036   $1,264   $  990
Units Outstanding..................     2,017     2,133     2,264     2,413     2,450      110       92
Variable Accumulation Unit Value...   $ 34.85   $ 33.38   $ 28.86   $ 26.99   $ 24.50   $11.48   $10.75
Total Return.......................      4.4%     15.7%      6.9%     10.1%     25.5%     6.7%     7.5%
Investment Income Ratio............      1.2%      0.6%      1.0%      1.4%      1.1%     2.8%     1.9%

GROUP 2 POLICIES(b)
Net Assets.........................   $37,367   $37,206   $32,781   $30,884   $25,743   $  416   $  243
Units Outstanding..................     2,829     2,949     3,010     3,038     2,794       36       23
Variable Accumulation Unit Value...   $ 13.21   $ 12.62   $ 10.89   $ 10.16   $  9.21   $11.40   $10.65
Total Return.......................      4.6%     15.9%      7.1%     10.3%     25.7%     7.0%     6.5%
Investment Income Ratio............      1.2%      0.6%      1.0%      1.5%      1.2%     3.2%     2.9%

GROUP 3 POLICIES
Net Assets.........................   $   880   $   712   $   437   $   342   $   181   $   --   $   --
Units Outstanding..................        65        55        40        33        20       --       --
Variable Accumulation Unit Value...   $ 13.51   $ 12.85   $ 11.03   $ 10.25   $  9.24   $   --   $   --
Total Return.......................      5.1%     16.5%      7.7%     10.9%     26.4%       --       --
Investment Income Ratio............      1.3%      0.7%      1.1%      1.8%      1.5%       --       --

GROUP 4 POLICIES
Net Assets.........................   $ 7,761   $ 6,331   $ 4,474   $ 3,337   $ 1,665   $  961   $  245
Units Outstanding..................       502       431       355       285       158       80       23
Variable Accumulation Unit Value...   $ 15.46   $ 14.70   $ 12.62   $ 11.72   $ 10.57   $11.51   $10.71
Total Return.......................      5.1%     16.5%      7.7%     10.9%     26.4%     7.5%     7.1%
Investment Income Ratio............      1.3%      0.6%      1.1%      1.8%      1.5%     4.1%     2.7%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                 MAINSTAY VP
                         MAINSTAY VP                           FLOATING RATE--
                 CONVERTIBLE--INITIAL CLASS                     INITIAL CLASS
      ------------------------------------------------  ----------------------------
        2007      2006      2005      2004      2003      2007      2006      2005
      ------------------------------------------------------------------------------


       $12,342   $11,002   $10,737   $11,056   $ 9,403   $2,345    $26,514   $24,081
           503       512       548       597       535      216      2,480     2,370
       $ 24.52   $ 21.50   $ 19.60   $ 18.52   $ 17.58   $10.89    $ 10.69   $ 10.16
         14.1%      9.6%      5.9%      5.4%     21.4%     1.8%       5.2%      1.6%
          2.3%      2.3%      1.5%      2.1%      2.5%     6.6%       6.3%      4.7%


       $21,168   $19,175   $17,963   $16,830   $14,680   $1,619    $ 1,472   $   594
         1,221     1,264     1,301     1,293     1,191      148        137        57
       $ 17.34   $ 15.17   $ 13.81   $ 13.02   $ 12.33   $10.95    $ 10.73   $ 10.18
         14.3%      9.9%      6.1%      5.6%     21.6%     2.0%       5.5%      1.8%
          2.3%      2.4%      1.6%      2.1%      2.5%     6.5%       6.4%      5.1%


       $   481   $   331   $   287   $   259   $   209   $1,000    $   611   $    --
            29        23        22        21        18       94         59        --
       $ 16.60   $ 14.45   $ 13.09   $ 12.27   $ 11.57   $10.61    $ 10.34   $    --
         14.9%     10.4%      6.6%      6.1%     22.2%     2.6%       3.4%        --
          2.5%      2.6%      1.7%      2.2%      2.8%     6.5%       5.9%        --


       $ 8,552   $ 6,526   $ 5,298   $ 3,837   $ 1,791   $2,827    $ 2,131   $   340
           510       448       400       310       153      255        197        33
       $ 16.75   $ 14.58   $ 13.21   $ 12.39   $ 11.67   $11.10    $ 10.82   $ 10.21
         14.9%     10.4%      6.6%      6.1%     22.2%     2.6%       6.0%      2.1%
          2.3%      2.6%      1.8%      2.5%      3.5%     6.5%       6.1%      4.5%

                         MAINSTAY VP
                  GOVERNMENT--INITIAL CLASS
      ------------------------------------------------
        2007      2006      2005      2004      2003
      ------------------------------------------------

       $8,394    $8,512    $10,877   $11,676   $12,095
          428       460        607       662       704
       $19.62    $18.52    $ 17.92   $ 17.63   $ 17.18
         5.9%      3.3%       1.7%      2.6%      1.2%
         4.9%      0.8%       3.1%      4.1%      4.3%

       $6,014    $5,969    $ 6,082   $ 5,839   $ 5,949
          396       417        439       431       451
       $15.19    $14.31    $ 13.82   $ 13.56   $ 13.19
         6.2%      3.5%       1.9%      2.8%      1.4%
         4.9%      1.0%       3.3%      4.2%      4.3%

       $  414    $  377    $   185   $   165   $   120
           32        31         16        14        11
       $13.01    $12.20    $ 11.72   $ 11.45   $ 11.08
         6.7%      4.1%       2.4%      3.3%      1.9%
         4.9%      1.7%       3.3%      4.6%      4.5%

       $4,028    $3,574    $ 2,952   $ 2,413   $ 1,656
          312       299        257       215       152
       $12.77    $11.97    $ 11.50   $ 11.24   $ 10.87
         6.7%      4.0%       2.4%      3.3%      1.9%
         4.9%      1.1%       3.4%      4.8%      5.9%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                         MAINSTAY VP
                                           GROWTH                           MAINSTAY VP
                                        ALLOCATION--                        HIGH YIELD
                                        INITIAL CLASS              CORPORATE BOND--INITIAL CLASS
                                     ------------------  ------------------------------------------------
                                       2007      2006      2007      2006      2005      2004      2003
                                     --------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $6,400    $2,781    $52,218   $55,006   $51,635   $53,870   $47,585
Units Outstanding..................      521       249      1,848     1,980     2,057     2,203     2,179
Variable Accumulation Unit Value...   $12.25    $11.17    $ 28.25   $ 27.81   $ 24.99   $ 24.45   $ 21.84
Total Return.......................     9.6%     11.7%       1.6%     11.2%      2.2%     11.9%     35.4%
Investment Income Ratio............     1.5%      1.4%       6.5%      2.0%      6.0%      7.6%      8.3%

GROUP 2 POLICIES(b)
Net Assets.........................   $3,803    $2,018    $27,662   $27,950   $25,483   $24,317   $18,335
Units Outstanding..................      315       183      1,521     1,564     1,589     1,554     1,314
Variable Accumulation Unit Value...   $12.10    $11.02    $ 18.19   $ 17.87   $ 16.03   $ 15.65   $ 13.95
Total Return.......................     9.9%     10.2%       1.8%     11.5%      2.4%     12.2%     35.7%
Investment Income Ratio............     1.3%      1.6%       6.6%      2.0%      5.9%      7.6%      8.6%

GROUP 3 POLICIES
Net Assets.........................   $   --    $   --    $ 1,901   $ 1,125   $   558   $   544   $   411
Units Outstanding..................       --        --        102        62        34        34        29
Variable Accumulation Unit Value...   $   --    $   --    $ 18.62   $ 18.20   $ 16.25   $ 15.78   $ 14.00
Total Return.......................       --        --       2.3%     12.0%      2.9%     12.7%     36.4%
Investment Income Ratio............       --        --       7.5%      2.9%      6.0%      6.5%      7.6%

GROUP 4 POLICIES
Net Assets.........................   $6,916    $2,507    $24,110   $19,819   $14,260   $ 8,986   $ 3,601
Units Outstanding..................      565       226      1,354     1,141       920       597       270
Variable Accumulation Unit Value...   $12.22    $11.07    $ 17.77   $ 17.37   $ 15.50   $ 15.06   $ 13.36
Total Return.......................    10.4%     10.7%       2.3%     12.0%      2.9%     12.7%     36.4%
Investment Income Ratio............     1.6%      1.7%       7.0%      2.2%      7.0%      9.5%     11.0%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                       MAINSTAY VP
              ICAP SELECT EQUITY--INITIAL CLASS                  INCOME & GROWTH--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $ 7,024   $2,833    $2,171    $1,805    $1,238      $--     $2,963    $1,909    $1,780    $1,371
           504      216       195       171       130       --        252       188       183       157
       $ 13.92   $13.12    $11.07    $10.57    $ 9.56      $--     $11.77    $10.14    $ 9.75    $ 8.72
          6.1%    18.5%      4.7%     10.6%     27.1%       --      16.0%      4.0%     11.9%     27.8%
          0.6%     0.3%      1.0%      1.1%      0.9%       --       0.8%      1.2%      1.9%      1.9%


       $12,629   $6,304    $5,881    $5,346    $4,035      $--     $5,062    $4,480    $4,141    $3,183
           845      449       497       474       396       --        411       423       407       351
       $ 14.94   $14.05    $11.83    $11.28    $10.18      $--     $12.31    $10.59    $10.16    $ 9.07
          6.3%    18.7%      4.9%     10.8%     27.3%       --      16.3%      4.2%     12.1%     28.1%
          0.6%     0.3%      1.0%      1.1%      1.0%       --       0.6%      1.2%      1.9%      1.6%


       $   425   $  165    $  132    $  118    $   63      $--     $  108    $   92    $   91    $  350
            27       11        11        10         6       --          7         7         8        33
       $ 15.81   $14.80    $12.40    $11.76    $10.56      $--     $14.50    $12.41    $11.86    $10.52
          6.9%    19.3%      5.4%     11.4%     27.9%       --      16.8%      4.7%     12.7%     28.7%
          0.6%     0.3%      0.9%      1.0%      1.3%       --       0.6%      1.1%      0.7%      1.8%


       $ 7,866   $2,594    $1,796    $1,234    $  407      $--     $2,272    $1,557    $  899    $  323
           493      174       144       104        38       --        148       118        72        29
       $ 15.92   $14.90    $12.49    $11.85    $10.64      $--     $15.36    $13.14    $12.55    $11.14
          6.9%    19.3%      5.4%     11.4%     27.9%       --      16.9%      4.7%     12.7%     28.7%
          0.7%     0.3%      1.0%      1.4%      1.4%       --       0.7%      1.4%      2.4%      2.2%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                            INTERNATIONAL EQUITY--INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $29,329   $27,357   $19,433   $13,646   $8,605
Units Outstanding..................     1,071     1,039       962       725      533
Variable Accumulation Unit Value...   $ 27.42   $ 26.32   $ 20.18   $ 18.82   $16.15
Total Return.......................      4.2%     30.4%      7.2%     16.5%    29.1%
Investment Income Ratio............      0.7%      0.3%      1.9%      1.1%     2.0%

GROUP 2 POLICIES(b)
Net Assets.........................   $18,672   $16,481   $10,159   $ 6,258   $3,310
Units Outstanding..................     1,099     1,011       830       540      334
Variable Accumulation Unit Value...   $ 16.98   $ 16.26   $ 12.44   $ 11.58   $ 9.92
Total Return.......................      4.4%     30.7%      7.5%     16.8%    29.4%
Investment Income Ratio............      0.7%      0.3%      2.0%      1.2%     2.3%

GROUP 3 POLICIES
Net Assets.........................   $    --   $    --   $    --   $    --   $   --
Units Outstanding..................        --        --        --        --       --
Variable Accumulation Unit Value...   $    --   $    --   $    --   $    --   $   --
Total Return.......................        --        --        --        --       --
Investment Income Ratio............        --        --        --        --       --

GROUP 4 POLICIES
Net Assets.........................   $19,316   $13,667   $ 5,891   $ 2,665   $  526
Units Outstanding..................       924       686       388       190       44
Variable Accumulation Unit Value...   $ 20.89   $ 19.91   $ 15.16   $ 14.04   $11.96
Total Return.......................      4.9%     31.3%      8.0%     17.3%    30.0%
Investment Income Ratio............      0.7%      0.4%      2.2%      1.6%     3.4%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                       MAINSTAY VP
               LARGE CAP GROWTH--INITIAL CLASS                     MID CAP CORE--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $ 5,670   $ 3,636   $ 3,170   $ 3,483   $ 3,207   $13,177   $12,614   $9,347    $11,787   $7,136
           632       489       454       517       461       725       725      612        890      654
       $  8.97   $  7.44   $  6.99   $  6.74   $  6.95   $ 18.14   $ 17.40   $15.24    $ 13.25   $10.91
         20.5%      6.5%      3.6%     (3.0%)    27.2%      4.3%     14.1%    15.1%      21.4%    34.6%
            --      0.1%        --      0.2%      0.2%      0.4%        --     0.5%       0.6%     0.5%


       $15,653   $12,902   $12,396   $12,186   $12,283   $10,340   $ 9,451   $7,371    $ 3,914   $1,640
         1,279     1,273     1,305     1,332     1,305       559       534      476        292      149
       $ 12.24   $ 10.13   $  9.50   $  9.15   $  9.41   $ 18.50   $ 17.70   $15.48    $ 13.43   $11.04
         20.7%      6.7%      3.8%     (2.8%)    27.4%      4.5%     14.4%    15.3%      21.6%    34.8%
            --      0.1%        --      0.2%      0.2%      0.4%        --     0.7%       0.7%     0.6%


       $   487   $   242   $   255   $   214   $   191   $    --   $    --   $   --    $    --   $   --
            39        24        27        24        21        --        --       --         --       --
       $ 12.33   $ 10.16   $  9.48   $  9.08   $  9.30   $    --   $    --   $   --    $    --   $   --
         21.3%      7.2%      4.3%     (2.3%)    28.1%        --        --       --         --       --
            --      0.1%        --      0.3%      0.2%        --        --       --         --       --


       $ 5,106   $ 2,756   $ 1,710   $ 1,257   $   655   $13,563   $ 9,877   $5,976    $ 2,594   $  566
           363       239       158       122        62       680       521      363        183       49
       $ 13.97   $ 11.51   $ 10.74   $ 10.29   $ 10.54   $ 19.88   $ 18.93   $16.47    $ 14.21   $11.63
         21.3%      7.2%      4.3%     (2.3%)    28.1%      5.0%     15.0%    15.9%      22.2%    35.5%
            --      0.2%        --      0.3%      0.2%      0.4%        --     0.7%       0.8%     0.8%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                               MID CAP GROWTH--INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $13,698   $12,628   $11,166   $11,789   $7,461
Units Outstanding..................       834       886       846     1,041      802
Variable Accumulation Unit Value...   $ 16.43   $ 14.29   $ 13.17   $ 11.33   $ 9.30
Total Return.......................     15.0%      8.5%     16.3%     21.8%    43.8%
Investment Income Ratio............        --        --        --        --       --

GROUP 2 POLICIES(b)
Net Assets.........................   $14,418   $12,688   $10,811   $ 6,775   $3,517
Units Outstanding..................       837       849       785       574      363
Variable Accumulation Unit Value...   $ 17.23   $ 14.96   $ 13.76   $ 11.81   $ 9.68
Total Return.......................     15.2%      8.7%     16.5%     22.0%    44.1%
Investment Income Ratio............        --        --        --        --       --

GROUP 3 POLICIES
Net Assets.........................   $    --   $    --   $    --   $    --   $   --
Units Outstanding..................        --        --        --        --       --
Variable Accumulation Unit Value...   $    --   $    --   $    --   $    --   $   --
Total Return.......................        --        --        --        --       --
Investment Income Ratio............        --        --        --        --       --

GROUP 4 POLICIES
Net Assets.........................   $19,538   $14,375   $ 9,842   $ 4,691   $1,304
Units Outstanding..................       990       844       631       353      120
Variable Accumulation Unit Value...   $ 19.71   $ 17.03   $ 15.58   $ 13.31   $10.85
Total Return.......................     15.8%      9.2%     17.1%     22.6%    44.8%
Investment Income Ratio............        --        --        --        --       --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                            MAINSTAY VP         MAINSTAY VP
                                                             MODERATE         MODERATE GROWTH
                         MAINSTAY VP                       ALLOCATION--        ALLOCATION--
                MID CAP VALUE--INITIAL CLASS               INITIAL CLASS       INITIAL CLASS
      ------------------------------------------------  ------------------  ------------------
        2007      2006      2005      2004      2003      2007      2006      2007      2006
      ----------------------------------------------------------------------------------------


       $13,762   $14,697   $13,143   $14,820   $9,718    $4,594    $1,874    $8,640    $4,635
           943       988     1,001     1,185      907       389       172       713       417
       $ 14.60   $ 14.87   $ 13.13   $ 12.51   $10.72    $11.80    $10.92    $12.08    $11.12
         (1.8%)    13.3%      5.0%     16.7%    28.1%      8.0%      9.2%      8.6%     11.2%
          1.0%      0.1%      0.8%      1.0%     1.1%      3.0%      1.9%      2.2%      2.3%


       $12,857   $13,592   $12,092   $ 9,228   $5,632    $3,126    $1,939    $5,768    $2,881
           871       906       912       733      523       267       179       481       261
       $ 14.78   $ 15.03   $ 13.24   $ 12.59   $10.76    $11.71    $10.82    $11.92    $10.95
         (1.6%)    13.5%      5.2%     17.0%    28.3%      8.2%      8.2%      8.9%      9.5%
          1.0%      0.1%      0.9%      1.0%     1.2%      2.9%      2.1%      2.3%      2.1%


       $    --   $    --   $    --   $    --   $   --    $   --    $   --    $   --    $   --
            --        --        --        --       --        --        --        --        --
       $    --   $    --   $    --   $    --   $   --    $   --    $   --    $   --    $   --
            --        --        --        --       --        --        --        --        --
            --        --        --        --       --        --        --        --        --


       $13,587   $12,305   $ 8,702   $ 4,862   $1,814    $4,008    $1,551    $7,316    $2,942
           893       801       646       381      167       336       142       603       266
       $ 15.19   $ 15.36   $ 13.47   $ 12.75   $10.84    $11.90    $10.95    $12.10    $11.06
         (1.1%)    14.0%      5.7%     17.5%    29.0%      8.7%      9.5%      9.4%     10.6%
          1.0%      0.1%      0.9%      1.2%     1.5%      3.1%      3.4%      2.4%      2.1%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                               S&P 500 INDEX--INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $154,823  $157,043  $145,879  $146,432  $133,315
Units Outstanding..................     4,156     4,402     4,688     4,895     4,890
Variable Accumulation Unit Value...  $  37.28  $  35.68  $  31.13  $  29.91  $  27.26
Total Return.......................      4.5%     14.6%      4.1%      9.7%     27.3%
Investment Income Ratio............      1.6%      0.5%      1.2%      1.6%      1.4%

GROUP 2 POLICIES(b)
Net Assets.........................  $ 85,692  $ 83,998  $ 74,782  $ 69,081  $ 56,757
Units Outstanding..................     6,960     7,145     7,305     7,035     6,355
Variable Accumulation Unit Value...  $  12.31  $  11.76  $  10.24  $   9.82  $   8.93
Total Return.......................      4.7%     14.9%      4.3%      9.9%     27.6%
Investment Income Ratio............      1.6%      0.5%      1.2%      1.7%      1.5%

GROUP 3 POLICIES
Net Assets.........................  $  4,322  $  3,318  $    623  $    817  $    410
Units Outstanding..................       306       247        53        74        41
Variable Accumulation Unit Value...  $  14.14  $  13.43  $  11.64  $  11.11  $  10.06
Total Return.......................      5.2%     15.4%      4.8%     10.5%     28.2%
Investment Income Ratio............      1.8%      1.0%      1.1%      1.6%      3.1%

GROUP 4 POLICIES
Net Assets.........................  $ 41,534  $ 35,383  $ 27,317  $ 18,720  $  6,886
Units Outstanding..................     2,693     2,416     2,155     1,547       629
Variable Accumulation Unit Value...  $  15.40  $  14.64  $  12.68  $  12.10  $  10.95
Total Return.......................      5.2%     15.5%      4.8%     10.5%     28.2%
Investment Income Ratio............      1.7%      0.6%      1.4%      2.2%      2.0%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                       MAINSTAY VP
               SMALL CAP GROWTH--INITIAL CLASS                     TOTAL RETURN--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $5,034    $6,147    $5,817    $10,272   $8,132    $44,164   $44,324   $43,324   $44,038   $42,609
          452       534       529        967      831      1,738     1,863     1,981     2,129     2,175
       $11.15    $11.60    $10.98    $ 10.63   $ 9.78    $ 25.40   $ 23.79   $ 21.88   $ 20.69   $ 19.59
        (3.9%)     5.6%      3.3%       8.6%    40.7%       6.8%      8.7%      5.8%      5.6%     18.8%
           --        --        --         --       --       2.2%      0.6%      1.5%      1.7%      1.9%


       $6,580    $7,215    $7,581    $ 6,396   $4,170    $15,890   $15,673   $14,630   $13,594   $11,610
          570       602       668        585      415      1,272     1,341     1,365     1,343     1,214
       $11.54    $11.98    $11.32    $ 10.93   $10.04    $ 12.50   $ 11.69   $ 10.73   $ 10.12   $  9.57
        (3.7%)     5.8%      3.5%       8.9%    41.0%       7.0%      8.9%      6.0%      5.8%     19.1%
           --        --        --         --       --       2.2%      0.6%      1.6%      1.8%      2.1%


       $   --    $   --    $   --    $    --   $   --    $   240   $   172   $   108   $   101   $     3
           --        --        --         --       --         18        14         9         9        --
       $   --    $   --    $   --    $    --   $   --    $ 13.64   $ 12.69   $ 11.59   $ 10.88   $ 10.23
           --        --        --         --       --       7.5%      9.5%      6.5%      6.4%     19.7%
           --        --        --         --       --       2.2%      0.8%      1.6%      1.7%      2.2%


       $8,554    $8,191    $6,400    $ 3,819   $1,337    $ 4,065   $ 3,461   $ 2,669   $ 1,898   $   914
          630       584       486        301      115        281       257       218       165        84
       $13.57    $14.02    $13.18    $ 12.67   $11.58    $ 14.46   $ 13.45   $ 12.28   $ 11.53   $ 10.84
        (3.2%)     6.3%      4.1%       9.4%    41.7%       7.5%      9.5%      6.5%      6.4%     19.7%
           --        --        --         --       --       2.3%      0.7%      1.8%      2.2%      2.5%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                                   VALUE--INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $49,351   $51,068   $45,082   $44,899   $40,618
Units Outstanding..................     1,786     1,876     1,955     2,054     2,053
Variable Accumulation Unit Value...   $ 27.62   $ 27.22   $ 23.06   $ 21.86   $ 19.78
Total Return.......................      1.5%     18.0%      5.5%     10.5%     26.5%
Investment Income Ratio............      1.6%      0.4%      1.2%      1.2%      1.6%

GROUP 2 POLICIES(b)
Net Assets.........................   $21,948   $22,221   $19,019   $17,691   $14,265
Units Outstanding..................     1,320     1,360     1,376     1,353     1,208
Variable Accumulation Unit Value...   $ 16.62   $ 16.35   $ 13.82   $ 13.08   $ 11.81
Total Return.......................      1.7%     18.3%      5.7%     10.7%     26.7%
Investment Income Ratio............      1.6%      0.4%      1.2%      1.2%      1.7%

GROUP 3 POLICIES
Net Assets.........................   $   697   $   588   $ 1,123   $ 1,036   $   736
Units Outstanding..................        48        41        94        92        73
Variable Accumulation Unit Value...   $ 14.52   $ 14.21   $ 11.95   $ 11.25   $ 10.11
Total Return.......................      2.2%     18.9%      6.2%     11.3%     27.4%
Investment Income Ratio............      1.7%      0.3%      1.3%      1.6%      1.8%

GROUP 4 POLICIES
Net Assets.........................   $ 9,409   $ 7,915   $ 5,490   $ 3,975   $ 2,025
Units Outstanding..................       635       546       450       346       196
Variable Accumulation Unit Value...   $ 14.81   $ 14.50   $ 12.19   $ 11.48   $ 10.31
Total Return.......................      2.2%     18.9%      6.2%     11.3%     27.4%
Investment Income Ratio............      1.7%      0.4%      1.4%      1.4%      2.1%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                       ALGER AMERICAN                                    ALGER AMERICAN
              LEVERAGED ALL CAP--CLASS O SHARES               SMALL CAPITALIZATION--CLASS O SHARES
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $   --    $   --    $   --    $   --    $   --    $23,986   $22,637   $19,086   $16,480   $14,286
           --        --        --        --        --      1,407     1,545     1,552     1,556     1,562
       $   --    $   --    $   --    $   --    $   --    $ 17.05   $ 14.65   $ 12.29   $ 10.59   $  9.15
           --        --        --        --        --      16.4%     19.2%     16.1%     15.8%     41.4%
           --        --        --        --        --         --        --        --        --        --


       $   --    $   --    $   --    $   --    $   --    $20,855   $18,785   $15,527   $12,816   $10,177
           --        --        --        --        --      1,608     1,690     1,668     1,601     1,475
       $   --    $   --    $   --    $   --    $   --    $ 12.97   $ 11.11   $  9.31   $  8.00   $  6.90
           --        --        --        --        --      16.7%     19.4%     16.3%     16.0%     41.6%
           --        --        --        --        --         --        --        --        --        --


       $  489    $  178    $   76    $   64    $   38    $   907   $ 1,408   $ 1,522   $ 1,311   $   894
           21        10         5         5         3         44        80       103       104        83
       $23.51    $17.61    $14.76    $12.90    $11.92    $ 20.75   $ 17.70   $ 14.75   $ 12.62   $ 10.82
        33.5%     19.3%     14.4%      8.2%     34.7%      17.2%     20.0%     16.9%     16.6%     42.3%
           --        --        --        --        --         --        --        --        --        --


       $   --    $   --    $   --    $   --    $   --    $ 7,920   $ 5,601   $ 3,021   $ 1,704   $   430
           --        --        --        --        --        351       291       188       124        37
       $   --    $   --    $   --    $   --    $   --    $ 22.57   $ 19.25   $ 16.04   $ 13.72   $ 11.77
           --        --        --        --        --      17.2%     20.0%     16.9%     16.6%     42.3%
           --        --        --        --        --         --        --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                AMERICAN CENTURY
                                                  VP INFLATION                              AMERICAN CENTURY VP
                                              PROTECTION--CLASS II                        INTERNATIONAL--CLASS II
                                     --------------------------------------  ------------------------------------------------
                                       2007      2006      2005      2004      2007      2006      2005      2004      2003
                                     ----------------------------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $   75    $   32    $    6    $    1    $2,730    $1,691    $  119    $   53    $  208
Units Outstanding..................        6         3        --        --       119        87         8         4        17
Variable Accumulation Unit Value...   $11.75    $10.73    $10.55    $10.39    $22.87    $19.39    $15.55    $13.74    $11.98
Total Return.......................     9.5%      1.6%      1.6%      3.9%     17.9%     24.7%     13.1%     14.8%     24.4%
Investment Income Ratio............     4.4%      3.1%      5.4%      4.6%      0.5%      0.3%      0.7%      3.0%        --

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------










                     AMERICAN CENTURY VP                                   CVS CALVERT
                       VALUE--CLASS II                              SOCIAL BALANCED PORTFOLIO
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $   --    $   --    $   --    $   --    $   --    $1,713    $1,773    $1,642    $1,518    $1,377
           --        --        --        --        --        98       104       104       101        98
       $   --    $   --    $   --    $   --    $   --    $17.45    $17.10    $15.84    $15.09    $14.04
           --        --        --        --        --      2.0%      8.0%      4.9%      7.5%     18.5%
           --        --        --        --        --      2.4%      2.4%      1.9%      1.7%      1.9%


       $   --    $   --    $   --    $   --    $   --    $2,183    $2,203    $2,069    $1,962    $1,712
           --        --        --        --        --       175       181       184       183       172
       $   --    $   --    $   --    $   --    $   --    $12.44    $12.17    $11.25    $10.70    $ 9.93
           --        --        --        --        --      2.2%      8.2%      5.1%      7.7%     18.7%
           --        --        --        --        --      2.4%      2.3%      1.8%      1.8%      2.0%


       $  843    $1,448    $  290    $  973    $  189    $   --    $   --    $   --    $   --    $   --
           49        81        19        67        15        --        --        --        --        --
       $17.03    $17.98    $15.18    $14.48    $12.68    $   --    $   --    $   --    $   --    $   --
        (5.3%)    18.5%      4.9%     14.2%     28.8%        --        --        --        --        --
         1.8%      0.5%      1.6%      0.4%        --        --        --        --        --        --


       $   --    $   --    $   --    $   --    $   --    $  937    $  979    $  755    $  451    $  185
           --        --        --        --        --        65        71        59        37        17
       $   --    $   --    $   --    $   --    $   --    $14.21    $13.83    $12.71    $12.03    $11.11
           --        --        --        --        --      2.8%      8.8%      5.7%      8.3%     19.3%
           --        --        --        --        --      2.3%      2.6%      2.2%      2.4%      2.6%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                        DREYFUS IP
                                                    TECHNOLOGY GROWTH--
                                                      INITIAL SHARES
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $3,475    $2,964    $2,819    $3,086    $1,633
Units Outstanding..................      325       313       311       351       185
Variable Accumulation Unit Value...   $10.69    $ 9.38    $ 9.06    $ 8.79    $ 8.81
Total Return.......................    13.9%      3.6%      3.1%     (0.2%)    49.9%
Investment Income Ratio............       --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $3,329    $2,963    $2,785    $2,429    $1,884
Units Outstanding..................      299       303       296       266       206
Variable Accumulation Unit Value...   $11.17    $ 9.78    $ 9.43    $ 9.13    $ 9.13
Total Return.......................    14.2%      3.8%      3.3%      0.0%     50.2%
Investment Income Ratio............       --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $  242    $  154    $   63    $   75    $   53
Units Outstanding..................       17        12         5         6         5
Variable Accumulation Unit Value...   $14.36    $12.52    $12.00    $11.56    $11.51
Total Return.......................    14.7%      4.3%      3.8%      0.5%     51.0%
Investment Income Ratio............       --        --        --        --        --

GROUP 4 POLICIES
Net Assets.........................   $4,303    $3,251    $2,514    $1,641    $  637
Units Outstanding..................      297       259       208       141        55
Variable Accumulation Unit Value...   $14.46    $12.60    $12.08    $11.64    $11.59
Total Return.......................    14.7%      4.3%      3.8%      0.5%     51.0%
Investment Income Ratio............       --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                         DREYFUS VIF
                    DEVELOPING LEADERS--                                 FIDELITY(R) VIP
                       INITIAL SHARES                             CONTRAFUND(R)--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $    --   $   --    $   --    $   --    $   --   $106,766   $94,769   $87,169   $71,268   $59,024
            --       --        --        --        --      3,268     3,389     3,455     3,282     3,117
       $    --   $   --    $   --    $   --    $   --   $  32.66   $ 27.97   $ 25.21   $ 21.71   $ 18.94
            --       --        --        --        --      16.8%     10.9%     16.1%     14.7%     27.6%
            --       --        --        --        --       1.0%      1.3%      0.3%      0.3%      0.4%


       $    --   $   --    $   --    $   --    $   --   $ 68,721   $59,914   $53,530   $40,911   $30,734
            --       --        --        --        --      3,567     3,641     3,613     3,214     2,774
       $    --   $   --    $   --    $   --    $   --   $  19.26   $ 16.46   $ 14.81   $ 12.73   $ 11.08
            --       --        --        --        --      17.0%     11.2%     16.4%     14.9%     27.8%
            --       --        --        --        --       1.0%      1.3%      0.3%      0.3%      0.4%


       $ 1,161   $  875    $  326    $  279    $  135   $  6,943   $ 5,013   $ 3,083   $ 1,376   $   641
            84       56        22        20        11        341       289       199       104        56
       $ 13.86   $15.59    $15.02    $14.20    $12.75   $  20.36   $ 17.32   $ 15.50   $ 13.26   $ 11.48
        (11.1%)    3.8%      5.8%     11.3%     27.5%      17.6%     11.7%     16.9%     15.5%     28.5%
          0.6%     0.3%        --      0.2%        --       1.0%      1.6%      0.2%      0.3%      0.4%


       $    --   $   --    $   --    $   --    $   --   $ 35,272   $23,566   $14,699   $ 6,747   $ 2,500
            --       --        --        --        --      1,731     1,361       946       509       218
       $    --   $   --    $   --    $   --    $   --   $  20.35   $ 17.30   $ 15.49   $ 13.25   $ 11.47
            --       --        --        --        --      17.6%     11.7%     16.9%     15.5%     28.5%
            --       --        --        --        --       1.0%      1.3%      0.2%      0.2%      0.2%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                      FIDELITY(R) VIP
                                               EQUITY-INCOME--INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $34,182   $35,270   $28,755   $27,122   $22,122
Units Outstanding..................     1,459     1,514     1,472     1,461     1,320
Variable Accumulation Unit Value...   $ 23.49   $ 23.30   $ 19.52   $ 18.57   $ 16.76
Total Return.......................      0.8%     19.4%      5.1%     10.8%     29.4%
Investment Income Ratio............      1.8%      3.3%      1.6%      1.4%      1.7%

GROUP 2 POLICIES(b)
Net Assets.........................   $21,778   $22,182   $17,890   $16,306   $12,853
Units Outstanding..................     1,334     1,372     1,323     1,270     1,111
Variable Accumulation Unit Value...   $ 16.33   $ 16.17   $ 13.52   $ 12.84   $ 11.57
Total Return.......................      1.0%     19.6%      5.3%     11.0%     29.7%
Investment Income Ratio............      1.8%      3.4%      1.6%      1.4%      1.6%

GROUP 3 POLICIES
Net Assets.........................   $ 3,044   $ 1,648   $   564   $   401   $   732
Units Outstanding..................       189       104        43        32        66
Variable Accumulation Unit Value...   $ 16.10   $ 15.86   $ 13.19   $ 12.46   $ 11.17
Total Return.......................      1.5%     20.2%      5.9%     11.5%     30.3%
Investment Income Ratio............      2.2%      4.0%      1.4%      2.8%      0.3%

GROUP 4 POLICIES
Net Assets.........................   $15,397   $12,294   $ 7,732   $ 4,697   $ 1,449
Units Outstanding..................       963       781       589       380       131
Variable Accumulation Unit Value...   $ 15.97   $ 15.73   $ 13.09   $ 12.36   $ 11.09
Total Return.......................      1.5%     20.2%      5.9%     11.5%     30.3%
Investment Income Ratio............      2.0%      3.3%      1.3%      0.9%      0.9%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                       FIDELITY(R) VIP                                   FIDELITY(R) VIP
                    GROWTH--INITIAL CLASS                           INDEX 500--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $   --    $   --     $  --     $  --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
       $   --    $   --     $  --     $  --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --        --


       $   --    $   --     $  --     $  --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
       $   --    $   --     $  --     $  --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --        --


       $2,257    $1,128     $ 344     $ 316    $  258    $2,818    $1,810    $1,486    $  906    $  613
          168       107        35        34        28       204       138       132        84        63
       $13.44    $10.58     $9.90     $9.36    $ 9.05    $13.78    $13.07    $11.30    $10.78    $ 9.74
        27.0%      6.9%      5.8%      3.4%     32.8%      5.4%     15.7%      4.8%     10.6%     28.4%
         0.6%      0.3%      0.5%      0.2%      0.2%      3.8%      1.5%      1.3%      1.7%      0.7%


       $   --    $   --     $  --     $  --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
       $   --    $   --     $  --     $  --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                      FIDELITY(R) VIP
                                                     INVESTMENT GRADE
                                                    BOND--INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $  795    $  414    $  202    $   28    $   89
Units Outstanding..................       64        35        18         3         8
Variable Accumulation Unit Value...   $12.44    $11.92    $11.42    $11.18    $10.70
Total Return.......................     4.3%      4.3%      2.2%      4.5%      5.2%
Investment Income Ratio............     3.3%      3.3%      0.7%     10.1%      4.1%

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                       FIDELITY(R) VIP                                   FIDELITY(R) VIP
                   MID CAP--INITIAL CLASS                            OVERSEAS--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --        --


       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --        --


       $3,434    $3,238    $2,972    $1,800    $  632    $4,219    $2,195    $1,360    $  525    $  509
          138       151       156       112        49       199       122        89        41        45
       $24.82    $21.47    $19.05    $16.10    $12.89    $21.16    $18.04    $15.28    $12.83    $11.29
        15.6%     12.7%     18.3%     24.9%     38.6%     17.3%     18.1%     19.0%     13.6%     43.4%
         0.9%      0.4%        --        --      0.4%      3.3%      0.8%      0.4%      0.9%      0.1%


       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                    JANUS ASPEN SERIES
                                              BALANCED--INSTITUTIONAL SHARES
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $46,207   $45,896   $43,947   $43,708   $43,234
Units Outstanding..................     1,665     1,813     1,906     2,031     2,165
Variable Accumulation Unit Value...   $ 27.84   $ 25.36   $ 23.07   $ 21.52   $ 19.97
Total Return.......................      9.8%      9.9%      7.2%      7.8%     13.3%
Investment Income Ratio............      2.5%      2.2%      2.3%      2.3%      2.3%

GROUP 2 POLICIES(b)
Net Assets.........................   $65,146   $61,661   $58,315   $54,629   $47,916
Units Outstanding..................     4,111     4,281     4,460     4,488     4,251
Variable Accumulation Unit Value...   $ 15.84   $ 14.40   $ 13.08   $ 12.17   $ 11.27
Total Return.......................     10.0%     10.2%      7.4%      8.0%     13.5%
Investment Income Ratio............      2.6%      2.2%      2.3%      2.3%      2.3%

GROUP 3 POLICIES
Net Assets.........................   $   656   $   497   $   394   $   335   $   246
Units Outstanding..................        43        36        31        29        23
Variable Accumulation Unit Value...   $ 15.37   $ 13.90   $ 12.56   $ 11.63   $ 10.72
Total Return.......................     10.5%     10.7%      7.9%      8.5%     14.0%
Investment Income Ratio............      2.7%      2.2%      2.3%      2.3%      2.5%

GROUP 4 POLICIES
Net Assets.........................   $15,095   $12,257   $ 9,348   $ 6,487   $ 3,422
Units Outstanding..................       974       875       738       553       317
Variable Accumulation Unit Value...   $ 15.48   $ 14.01   $ 12.65   $ 11.72   $ 10.80
Total Return.......................     10.5%     10.7%      7.9%      8.5%     14.0%
Investment Income Ratio............      2.6%      2.2%      2.4%      2.7%      2.6%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                     JANUS ASPEN SERIES                                JANUS ASPEN SERIES
            MID CAP GROWTH--INSTITUTIONAL SHARES             WORLDWIDE GROWTH--INSTITUTIONAL SHARES
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $   --    $   --    $   --    $   --    $   --    $57,829   $55,577   $50,767   $52,683   $51,897
           --        --        --        --        --      2,699     2,826     3,028     3,304     3,386
       $   --    $   --    $   --    $   --    $   --    $ 21.42   $ 19.68   $ 16.76   $ 15.95   $ 15.33
           --        --        --        --        --       8.9%     17.4%      5.1%      4.0%     23.1%
           --        --        --        --        --       0.8%      1.8%      1.4%      1.0%      1.1%


       $   --    $   --    $   --    $   --    $   --    $56,285   $53,656   $47,111   $45,284   $40,827
           --        --        --        --        --      4,782     4,973     5,136     5,200     4,887
       $   --    $   --    $   --    $   --    $   --    $ 11.77   $ 10.79   $  9.17   $  8.71   $  8.35
           --        --        --        --        --       9.1%     17.6%      5.3%      4.3%     23.4%
           --        --        --        --        --       0.8%      1.8%      1.4%      1.0%      1.1%


       $  462    $  275    $  132    $  114    $   27    $ 1,019   $   714   $   258   $   241   $   185
           24        17         9         9         3         75        58        25        24        20
       $19.57    $16.04    $14.12    $12.57    $10.41    $ 13.60   $ 12.41   $ 10.50   $  9.91   $  9.46
        22.0%     13.6%     12.3%     20.7%     35.1%       9.6%     18.2%      5.9%      4.8%     24.0%
         0.2%        --        --        --        --       0.8%      2.1%      1.4%      1.0%      1.0%


       $   --    $   --    $   --    $   --    $   --    $ 7,824   $ 6,179   $ 4,256   $ 2,999   $ 1,530
           --        --        --        --        --        532       464       378       282       151
       $   --    $   --    $   --    $   --    $   --    $ 14.59   $ 13.31   $ 11.26   $ 10.63   $ 10.15
           --        --        --        --        --       9.6%     18.2%      5.9%      4.8%     24.0%
           --        --        --        --        --       0.8%      1.8%      1.5%      1.2%      1.1%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                          MFS(R)
                                           INVESTORS TRUST SERIES--INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $  203    $   69    $   60    $   58    $   54
Units Outstanding..................       14         5         5         5         6
Variable Accumulation Unit Value...   $14.33    $13.00    $11.50    $10.72    $ 9.63
Total Return.......................    10.3%     13.0%      7.3%     11.4%     22.1%
Investment Income Ratio............     0.7%      0.5%      0.5%      0.6%      0.7%

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                           MFS(R)                                       MFS(R)
                        NEW DISCOVERY                              RESEARCH SERIES--
                    SERIES--INITIAL CLASS                            INITIAL CLASS
      ------------------------------------------------  --------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004
      ----------------------------------------------------------------------------------------


       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --


       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --


       $  524    $  102    $   69    $   62    $   22    $  111    $   --    $   --    $   --
           38         8         6         6         2         9        --        --        --
       $13.71    $13.37    $11.81    $11.22    $10.54    $12.47    $12.11    $11.93    $11.70
         2.5%     13.2%      5.2%      6.5%      5.4%      3.0%      1.5%      2.0%     17.0%
           --        --        --        --        --        --      0.7%      0.6%        --


       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --

                           MFS(R)
                     UTILITIES SERIES--
                        INITIAL CLASS
      ------------------------------------------------
        2007      2006      2005      2004      2003
      ------------------------------------------------

       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
           --        --        --        --        --

       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
           --        --        --        --        --

       $1,629    $  239    $   54    $   19    $    5
           50         9         3         1        --
       $32.87    $25.70    $19.58    $16.76    $12.87
        27.9%     31.3%     16.8%     30.2%     28.7%
         0.6%      1.5%      0.3%      0.8%      2.2%

       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
           --        --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------











                                                   NEUBERGER BERMAN AMT
                                             MID-CAP GROWTH PORTFOLIO--CLASS I
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $  183    $   85    $   71    $   83    $   39
Units Outstanding..................        9         5         5         7         4
Variable Accumulation Unit Value...   $19.37    $15.81    $13.79    $12.12    $10.42
Total Return.......................    22.5%     14.7%     13.7%     16.3%     28.1%
Investment Income Ratio............       --        --        --        --        --

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







             PIMCO               PIMCO                    PIMCO                         PIMCO
         GLOBAL BOND--      LOW DURATION--            REAL RETURN--                TOTAL RETURN--
        ADMINISTRATIVE      ADMINISTRATIVE           ADMINISTRATIVE                ADMINISTRATIVE
         CLASS SHARES        CLASS SHARES             CLASS SHARES                  CLASS SHARES
      ------------------  ------------------  ----------------------------  ----------------------------
        2007      2006      2007      2006      2007      2006      2005      2007      2006      2005
      --------------------------------------------------------------------------------------------------


       $   --    $   --    $   --   $     --   $   --     $  --    $   --    $   --    $   --    $   --
           --        --        --         --       --        --        --        --        --        --
       $   --    $   --    $   --        $--   $   --     $  --    $   --    $   --    $   --    $   --
           --        --        --         --       --        --        --        --        --        --
           --        --        --         --       --        --        --        --        --        --


       $   --    $   --    $   --        $--   $   --     $  --    $   --    $   --    $   --    $   --
           --        --        --         --       --        --        --        --        --        --
       $   --    $   --    $   --        $--   $   --     $  --    $   --    $   --    $   --    $   --
           --        --        --         --       --        --        --        --        --        --
           --        --        --         --       --        --        --        --        --        --


       $   77    $   31    $   --        $--   $   91     $   5    $    2    $  413    $   14    $    5
            7         3        --         --        8        --        --        37         1        --
       $11.54    $10.52    $10.18        $--   $11.03     $9.96    $ 9.89    $11.22    $10.31    $ 9.92
         9.7%      5.2%      1.8%         --    10.7%      0.8%     (1.1%)     8.8%      3.9%     (0.8%)
         3.2%      2.7%      6.1%         --     4.0%      4.4%      3.4%      3.2%      4.5%      4.0%


       $   --    $   --    $   --        $--   $   --     $  --    $   --    $   --    $   --    $   --
           --        --        --         --       --        --        --        --        --        --
       $   --    $   --    $   --        $--   $   --     $  --    $   --    $   --    $   --    $   --
           --        --        --         --       --        --        --        --        --        --
           --        --        --         --       --        --        --        --        --        --

                  ROYCE
                MICRO-CAP
               PORTFOLIO--
            INVESTMENT CLASS
      ----------------------------
        2007      2006      2005
      ----------------------------

       $2,187    $1,347    $   99
          171       109        10
       $12.78    $12.40    $10.24
         3.0%     21.1%      2.4%
         1.6%      0.3%      2.6%

       $2,215    $1,584    $   91
          174       128         9
       $12.76    $12.35    $10.20
         3.3%     21.1%      2.0%
         1.6%      0.3%      4.3%

       $   --    $   --    $   --
           --        --        --
       $   --    $   --    $   --
           --        --        --
           --        --        --

       $3,159    $1,757    $  115
          245       142        11
       $12.84    $12.35    $10.20
         4.0%     21.1%      2.0%
         1.8%      0.3%      1.1%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                   ROYCE
                                                 SMALL-CAP
                                                PORTFOLIO--
                                             INVESTMENT CLASS
                                     --------------------------------
                                       2007      2006          2005
                                     --------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $1,298    $  670        $  118
Units Outstanding..................      115        57            12
Variable Accumulation Unit Value...   $11.26    $11.59        $10.16
Total Return.......................    (2.8%)    14.0%          1.6%
Investment Income Ratio............     0.1%      0.1%            --

GROUP 2 POLICIES(b)
Net Assets.........................   $1,513    $  977        $   69
Units Outstanding..................      135        85             7
Variable Accumulation Unit Value...   $11.21    $11.51        $10.06
Total Return.......................    (2.6%)    14.5%          0.6%
Investment Income Ratio............     0.1%      0.1%            --

GROUP 3 POLICIES
Net Assets.........................   $   --    $   --        $   --
Units Outstanding..................       --        --            --
Variable Accumulation Unit Value...   $   --    $   --        $   --
Total Return.......................       --        --            --
Investment Income Ratio............       --        --            --

GROUP 4 POLICIES
Net Assets.........................   $1,804    $  892        $  148
Units Outstanding..................      156        76            15
Variable Accumulation Unit Value...   $11.47    $11.72        $10.18
Total Return.......................    (2.1%)    15.2%          1.8%
Investment Income Ratio............     0.1%      0.1%            --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                        T. ROWE PRICE                                     T. ROWE PRICE
                   EQUITY INCOME PORTFOLIO                         LIMITED-TERM BOND PORTFOLIO
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $21,549   $19,914   $16,049   $10,984   $ 6,156   $   --    $   --    $   --    $   --    $   --
         1,266     1,200     1,142       807       516       --        --        --        --        --
       $ 17.01   $ 16.59   $ 14.04   $ 13.61   $ 11.92   $   --    $   --    $   --    $   --    $   --
          2.5%     18.1%      3.2%     14.1%     24.6%       --        --        --        --        --
          1.7%      1.6%      1.7%      1.7%      1.8%       --        --        --        --        --


       $27,215   $26,291   $21,744   $17,806   $12,402   $   --    $   --    $   --    $   --    $   --
         1,571     1,558     1,524     1,292     1,029       --        --        --        --        --
       $ 17.33   $ 16.86   $ 14.25   $ 13.78   $ 12.05   $   --    $   --    $   --    $   --    $   --
          2.7%     18.4%      3.4%     14.3%     24.9%       --        --        --        --        --
          1.7%      1.6%      1.6%      1.6%      1.8%       --        --        --        --        --


       $ 2,085   $ 1,144   $   772   $   626   $   662   $  275    $  213    $  154    $  162    $  269
           131        74        60        50        61       23        19        14        15        26
       $ 15.92   $ 15.42   $ 12.96   $ 12.47   $ 10.85   $11.89    $11.27    $10.83    $10.64    $10.52
          3.3%     19.0%      3.9%     14.9%     25.5%     5.5%      4.1%      1.7%      1.1%      4.3%
          1.8%      1.6%      1.6%      1.6%      1.8%     4.3%      3.9%      3.6%      3.4%      3.5%


       $20,671   $16,150   $ 9,931   $ 5,421   $ 1,764   $   --    $   --    $   --    $   --    $   --
         1,289     1,041       762       432       162       --        --        --        --        --
       $ 16.02   $ 15.52   $ 13.04   $ 12.55   $ 10.92   $   --    $   --    $   --    $   --    $   --
          3.3%     19.0%      3.9%     14.9%     25.5%       --        --        --        --        --
          1.8%      1.6%      1.7%      1.8%      1.9%       --        --        --        --        --

                 VAN ECK WORLDWIDE
                  ABSOLUTE RETURN
      --------------------------------------
        2007      2006      2005      2004
      --------------------------------------

       $   --    $   --      $--     $   --
           --        --       --         --
       $   --    $   --      $--     $   --
           --        --       --         --
           --        --       --         --

       $   --    $   --      $--     $   --
           --        --       --         --
       $   --    $   --      $--     $   --
           --        --       --         --
           --        --       --         --

       $  477    $  171      $--     $   --
           44        17       --         --
       $10.74    $10.33      $--     $ 9.87
         4.1%      4.6%       --      (1.3%)
         0.4%        --       --         --

       $   --    $   --      $--     $   --
           --        --       --         --
       $   --    $   --      $--     $   --
           --        --       --         --
           --        --       --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------











                                                     VAN ECK WORLDWIDE
                                                        HARD ASSETS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $11,631   $4,812    $  454    $   --     $   --
Units Outstanding..................       570      340        39        --         --
Variable Accumulation Unit Value...   $ 20.36   $14.14    $11.35    $   --     $   --
Total Return.......................     44.0%    24.5%     13.5%        --         --
Investment Income Ratio............      0.1%       --        --        --         --

GROUP 2 POLICIES(b)
Net Assets.........................   $ 8,621   $3,579    $  158    $   --     $   --
Units Outstanding..................       438      265        14        --         --
Variable Accumulation Unit Value...   $ 19.69   $13.63    $10.95    $   --     $   --
Total Return.......................     44.4%    24.5%      9.5%        --         --
Investment Income Ratio............      0.1%       --        --        --         --

GROUP 3 POLICIES
Net Assets.........................   $ 1,966   $1,161    $  536    $   30     $    4
Units Outstanding..................        51       44        25         2         --
Variable Accumulation Unit Value...   $ 38.71   $26.63    $21.39    $14.11     $11.38
Total Return.......................     45.4%    24.5%     51.7%     24.0%      13.8%
Investment Income Ratio............      0.1%     0.0%        --      1.8%         --

GROUP 4 POLICIES
Net Assets.........................   $12,922   $4,129    $  135    $   --     $   --
Units Outstanding..................       627      292        12        --         --
Variable Accumulation Unit Value...   $ 20.55   $14.14    $11.35    $   --     $   --
Total Return.......................     45.4%    24.5%     13.5%        --         --
Investment Income Ratio............      0.1%     0.0%        --        --         --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                       VAN KAMPEN UIF                                    VAN KAMPEN UIF
               EMERGING MARKETS DEBT--CLASS I                   EMERGING MARKETS EQUITY--CLASS I
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $   --    $   --    $   --    $   --    $   --    $35,299   $26,013   $18,450   $12,536   $9,762
           --        --        --        --        --      1,040     1,068     1,031       932      888
       $   --    $   --    $   --    $   --    $   --    $ 33.95   $ 24.34   $ 17.87   $ 13.45   $11.00
           --        --        --        --        --      39.5%     36.2%     32.9%     22.3%    48.6%
           --        --        --        --        --       0.4%      0.8%      0.4%      0.7%       --


       $   --    $   --    $   --    $   --    $   --    $29,608   $20,897   $13,512   $ 8,674   $6,724
           --        --        --        --        --        842       830       722       627      595
       $   --    $   --    $   --    $   --    $   --    $ 35.13   $ 25.14   $ 18.42   $ 13.83   $11.29
           --        --        --        --        --      39.8%     36.5%     33.2%     22.5%    48.9%
           --        --        --        --        --       0.4%      0.8%      0.4%      0.7%       --


       $  314    $   91    $   32    $   24    $   20    $ 1,646   $   920   $   107   $    75   $    2
           20         6         2         2         2         43        34         5         5       --
       $15.96    $14.98    $13.52    $12.05    $10.94    $ 38.36   $ 27.31   $ 19.92   $ 14.88   $12.09
         6.5%     10.8%     12.3%     10.1%      9.4%      40.5%     37.1%     33.9%     23.1%    49.7%
         7.3%      9.0%      7.6%      6.8%        --       0.4%      0.8%      0.4%      0.4%       --


       $   --    $   --    $   --    $   --    $   --    $17,670   $ 9,762   $ 4,671   $ 1,257   $  371
           --        --        --        --        --        447       348       228        82       30
       $   --    $   --    $   --    $   --    $   --    $ 39.42   $ 28.06   $ 20.47   $ 15.29   $12.42
           --        --        --        --        --      40.5%     37.1%     33.8%     23.1%    49.7%
           --        --        --        --        --       0.4%      0.7%      0.3%      0.6%       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------











                                                        VAN KAMPEN UIF
                                                   U.S. REAL ESTATE--CLASS I
                                     ----------------------------------------------------
                                       2007      2006      2005      2004          2003
                                     ----------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $    --   $   --    $   --    $   --        $   --
Units Outstanding..................        --       --        --        --            --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --        $   --
Total Return.......................        --       --        --        --            --
Investment Income Ratio............        --       --        --        --            --

GROUP 2 POLICIES(b)
Net Assets.........................   $    --   $   --    $   --    $   --        $   --
Units Outstanding..................        --       --        --        --            --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --        $   --
Total Return.......................        --       --        --        --            --
Investment Income Ratio............        --       --        --        --            --

GROUP 3 POLICIES
Net Assets.........................   $   880   $  354    $   48    $   17        $    4
Units Outstanding..................        40       13         2         1            --
Variable Accumulation Unit Value...   $ 21.94   $26.45    $19.16    $16.37        $12.00
Total Return.......................    (17.1%)   38.0%     17.1%     36.4%         20.0%
Investment Income Ratio............      1.2%     0.9%      0.9%      1.3%            --

GROUP 4 POLICIES
Net Assets.........................   $    --   $   --    $   --    $   --        $   --
Units Outstanding..................        --       --        --        --            --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --        $   --
Total Return.......................        --       --        --        --            --
Investment Income Ratio............        --       --        --        --            --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account-I as of December 31, 2007, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statements presentation. We believe that our audits, which included confirmation of investments at December 31, 2007 by correspondence with the funds, provide a reasonable basis for our opinion.

-s- PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
February 14, 2008

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                           DECEMBER 31, 2007 AND 2006

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                           CONSOLIDATED BALANCE SHEET


                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2007      2006
                                                                -------   -------
                                                                  (IN MILLIONS)
                                      ASSETS
Fixed maturities, at fair value
  Available-for-sale (includes securities pledged as
     collateral that can be sold or repledged of $1,625 in
     2007 and $971 in 2006)...................................  $39,799   $38,529
  Trading securities..........................................       71        12
Equity securities, at fair value
  Available-for-sale..........................................       15        74
  Trading securities..........................................       --        62
Mortgage loans................................................    5,208     4,189
Policy loans..................................................      703       651
Securities purchased under agreements to resell...............      682       377
Other investments.............................................      631       554
                                                                -------   -------
     Total investments........................................   47,109    44,448
Cash and cash equivalents.....................................      893       583
Deferred policy acquisition costs.............................    3,431     3,310
Interest in annuity contracts.................................    4,468     4,240
Amounts recoverable from reinsurer............................    6,601     6,432
Other assets..................................................      869       856
Separate account assets.......................................   19,093    16,579
                                                                -------   -------
     Total assets.............................................  $82,464   $76,448
                                                                =======   =======

                       LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances...............................  $42,795   $41,309
Future policy benefits........................................    2,766     2,087
Policy claims.................................................      183       156
Obligations under structured settlement agreements............    4,468     4,240
Amounts payable to reinsurer..................................    5,379     5,114
Other liabilities.............................................    2,807     2,308
Separate account liabilities..................................   19,093    16,579
                                                                -------   -------
     Total liabilities........................................   77,491    71,793
                                                                -------   -------
STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000 (20,000 shares authorized,
  2,500 issued and outstanding)...............................       25        25
Additional paid in capital....................................    1,410     1,410
Accumulated other comprehensive income........................       95        77
Retained earnings.............................................    3,443     3,143
                                                                -------   -------
     Total stockholder's equity...............................    4,973     4,655
                                                                -------   -------
     Total liabilities and stockholder's equity...............  $82,464   $76,448
                                                                =======   =======




The accompanying notes are an integral part of the consolidated financial statements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED STATEMENT OF INCOME


                                                             YEAR ENDED DECEMBER 31,
                                                            ------------------------
                                                             2007     2006     2005
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
REVENUES
  Premiums................................................  $  855   $  565   $  138
  Fees-universal life and annuity policies................     601      487      376
  Net investment income...................................   2,578    2,400    2,187
  Net investment losses...................................     (66)     (41)      --
  Net revenue from reinsurance............................     206      214      276
  Other income............................................      36       28       33
                                                            ------   ------   ------
     Total revenues.......................................   4,210    3,653    3,010
                                                            ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances....   1,781    1,646    1,488
  Increase in liabilities for future policy benefits......     777      529      155
  Policyholder benefits...................................     204      114       71
  Operating expenses......................................     963      899      865
                                                            ------   ------   ------
     Total expenses.......................................   3,725    3,188    2,579
                                                            ------   ------   ------
  Income before income taxes..............................     485      465      431
  Income tax expense......................................     159      138      138
                                                            ------   ------   ------
NET INCOME................................................  $  326   $  327   $  293
                                                            ======   ======   ======




The accompanying notes are an integral part of the consolidated financial statements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                  (IN MILLIONS)


                                                                          ACCUMULATED
                                                 ADDITIONAL                  OTHER           TOTAL
                                       CAPITAL     PAID IN    RETAINED   COMPREHENSIVE   STOCKHOLDER'S
                                        STOCK      CAPITAL    EARNINGS   INCOME (LOSS)       EQUITY
                                       -------   ----------   --------   -------------   -------------
BALANCE AT JANUARY 1, 2005...........    $25       $1,410      $2,535        $ 653           $4,623
                                                                                             ------
Comprehensive income:
  Net income.........................                             293                           293
                                                                                             ------
     Unrealized investment losses,
       net of related offsets,
       reclassification adjustments
       and income taxes..............                                         (422)            (422)
                                                                                             ------
  Other comprehensive loss...........                                                          (422)
                                                                                             ------
Total comprehensive loss.............                                                          (129)
                                         ---       ------      ------        -----           ------
BALANCE AT DECEMBER 31, 2005.........     25        1,410       2,828          231            4,494
                                                                                             ------
Comprehensive income:
  Net income.........................                             327                           327
                                                                                             ------
     Unrealized investment losses,
       net of related offsets,
       reclassification adjustments
       and income taxes..............                                         (154)            (154)
                                                                                             ------
  Other comprehensive loss...........                                                          (154)
                                                                                             ------
Total comprehensive income...........                                                           173
                                                                                             ------
  Distribution to stockholder........                             (12)                          (12)
                                         ---       ------      ------        -----           ------
BALANCE AT DECEMBER 31, 2006.........     25        1,410       3,143           77            4,655
                                                                                             ------
  Cumulative effect of changes in
     accounting principles, net of
     income tax (see Note 2).........                             (26)                          (26)
                                         ---       ------      ------        -----           ------
BALANCE AT JANUARY 1, 2007, AS
  ADJUSTED...........................     25        1,410       3,117           77            4,629
                                                                                             ------
Comprehensive income:
  Net income.........................                             326                           326
                                                                                             ------
     Unrealized investment gains, net
       of related offsets,
       reclassification adjustments
       and income taxes..............                                           18               18
                                                                                             ------
  Other comprehensive income.........                                                            18
                                                                                             ------
Total comprehensive income...........                                                           344
                                         ---       ------      ------        -----           ------
BALANCE AT DECEMBER 31, 2007.........    $25       $1,410      $3,443        $  95           $4,973
                                         ===       ======      ======        =====           ======




The accompanying notes are an integral part of the consolidated financial statements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                              YEAR ENDED DECEMBER 31,
                                                          ------------------------------
                                                            2007       2006       2005
                                                          --------   --------   --------
                                                                   (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income............................................  $    326   $    327   $    293
  Adjustments to reconcile net income to net cash
     provided by operating activities:
     Depreciation and amortization......................        34         55         62
     Net capitalization of deferred policy acquisition
       costs............................................      (128)      (248)      (232)
     Annuity and universal life fees....................      (455)      (412)      (375)
     Interest credited to policyholders' account
       balances.........................................     1,781      1,646      1,488
     Net investment losses..............................        66         41         --
     Equity in earnings of limited partnerships.........         1          1         --
     Deferred income taxes..............................         1         52         16
     Net revenue from intercompany reinsurance..........       (45)       (57)       (20)
     Net change in unearned revenue liability...........        30         49         16
     Changes in:
       Other assets and other liabilities...............       (64)         5        (52)
       Reinsurance recoverables and payables............        10         25         76
       Trading securities...............................         9         (1)        32
       Policy claims....................................        27         30        (25)
       Future policy benefits...........................       781        543        156
                                                          --------   --------   --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES.....     2,374      2,056      1,435
                                                          --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available-for-sale fixed maturities........    12,765     11,100     17,013
     Maturity of available-for-sale fixed maturities....       997      1,337        532
     Sale of equity securities..........................        67         44         39
     Repayment of mortgage loans........................       449        618        459
     Sale of other investments..........................       181         95        329
  Cost of:
     Available-for-sale fixed maturities acquired.......   (15,147)   (15,182)   (20,109)
     Equity securities acquired.........................        (5)       (50)       (10)
     Mortgage loans acquired............................    (1,468)    (1,198)      (978)
     Securities purchased under agreements to resell....      (305)       (90)       (26)
     Other investments acquired.........................      (278)      (262)       (70)
  Policy loans (net)....................................       (51)       (52)       (29)
                                                          --------   --------   --------
          NET CASH USED IN INVESTING ACTIVITIES.........    (2,795)    (3,640)    (2,850)
                                                          --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits...........................................     5,467      6,183      5,812
     Withdrawals........................................    (4,809)    (4,174)    (2,981)
     Net transfers to the separate accounts.............      (544)      (371)      (254)
  Increase (decrease) in loaned securities..............       642        247       (341)
  Securities sold under agreements to repurchase (net)..         2       (154)      (867)
  Net (paydowns) proceeds from affiliated credit
     agreements.........................................        --         --       (233)
  Net (paydowns) proceeds from debt.....................        (1)         8         --
  Change in book and bank overdrafts....................       (19)        18         21
  Distribution to stockholder...........................        --        (12)        --
  Net distribution to limited partner...................        (7)        --         --
                                                          --------   --------   --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES.....       731      1,745      1,157
                                                          --------   --------   --------
Net increase (decrease) in cash and cash equivalents....       310        161       (258)
                                                          --------   --------   --------
Cash and cash equivalents, beginning of year............       583        422        680
                                                          --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR..................  $    893   $    583   $    422
                                                          ========   ========   ========




The accompanying notes are an integral part of the consolidated financial statements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                        DECEMBER 31, 2007, 2006 AND 2005

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 9 -- Reinsurance.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and reflect the consolidation with majority owned and controlled limited liability companies.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  USE OF ESTIMATES

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

  INVESTMENTS

     Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using a discounted cash flow approach, broker-dealer quotations or management's pricing model. Unrealized gains and losses on available-for-sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from investments classified as trading fixed maturities are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     Changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. Unrealized gains and losses on equity securities classified as available-for-sale are reflected in net unrealized investment gains in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     The cost basis of fixed maturities and equity securities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment losses in the accompanying Consolidated Statement of Income. Factors considered in evaluating whether a decline in value is other than temporary

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


include: i) whether the decline is substantial; ii) the amount of time that the fair value has been less than cost; iii) the financial condition and near-term prospects of the issuer; and iv) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based upon the fair value of the collateral or present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value. Short-term investments are included in fixed maturities in the accompanying Consolidated Balance Sheet.

     Other investments consist primarily of direct investments in limited partnerships, limited liability companies, derivatives, real estate and collateralized third party commercial loans. Investments in limited partnerships and limited liability companies are accounted for by the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Collateralized third party commercial loans are reported at their outstanding principal balance reduced by any charge-off or specific or general valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Loan origination fees are capitalized and recognized as an adjustment of the yield of the related loan using the interest method.

     Net investment gains and losses on sales are generally computed using the specific identification method.

     In many cases, investment in limited partnerships and limited liability companies qualify as investment companies and apply specialized accounting practices, which result in unrealized gains and losses being recorded in the accompanying Consolidated Statement of Income. The Company retains this special accounting practice. For such consolidated limited partnerships, the unrealized gains and losses from the underlying investments are reported in net investment losses in the accompanying Consolidated Statement of Income. For such limited partnerships accounted for under the equity method, the unrealized gains and losses from the underlying investments are reported in net investment income in the accompanying Consolidated Statement of Income.

  VARIABLE INTEREST ENTITIES ("VIES")

     In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be VIEs, in accordance with Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(R), "Consolidation of Variable Interest Entities." A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the VIE. If the Company determines that it stands to absorb a majority of the VIEs expected losses or to receive a majority of the VIEs expected residual returns, or both, the Company would be deemed to be the VIEs "primary beneficiary" and would be required to consolidate the VIE. The Company's investment in VIEs is discussed in Note 3 -- Investments.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. For triparty repurchase agreements, the Company's designated custodian takes possession of the underlying collateral securities. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. Securities purchased under agreement to resell are reflected separately in the accompanying Consolidated Balance Sheet.

     Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Securities sold under agreements to repurchase are treated as financing arrangements. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability is included in other liabilities in the accompanying Consolidated Balance Sheet and approximates fair value.

  DEFERRED POLICY ACQUISITION COSTS ("DAC")

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     DAC for universal life and deferred annuity contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. The Company uses a pricing based approach for projections of future gross margins, which include original pricing earned rates. Changes in assumptions for all policies and contracts are reflected as retroactive adjustments in the current year's amortization. For these contracts the carrying amount of the DAC asset is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the DAC asset due to unrealized gains or losses is recorded in other comprehensive income.

     DAC for annuity policies with life contingencies are amortized in proportion to premium income over the effective premium-paying period of the contract. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contract. Deviations from estimated experience are included in operating expenses in the accompanying Consolidated Statement of Income when they occur.

     Effective January 1, 2007, the Company adopted a new accounting standard for DAC on internal replacements of certain insurance and investment contracts. See Note 2 -- Recent Accounting Pronouncements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder's initial deposit and additional credits to the policyholder's account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Balance Sheet.

  DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies as part of a hedging relationship. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment losses in the accompanying Consolidated Statement of Income.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of Statement of Financial Accounting Standards ("SFAS") No. 149 "Amendment of Statement 133 on Derivative Instruments and Hedging Activities": (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments; (iii) equity swaps to hedge the market price risk for common stock investments.

     For fair value hedges, the Company generally uses a qualitative assessment to assess hedge effectiveness, which matches the critical terms of the derivative with the underlying hedged item. For fair value hedges of equity investments, the Company uses regression analysis, which measures the correlation to the equity exposure being hedged. For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment losses, together with changes in the fair value of the related hedged item. The Company's fair value hedges are primarily hedges of available-for-sale fixed maturity and equity securities.

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS No. 149: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; and (iv) interest rate swaps to hedge the interest rate risk associated with forecasted transactions.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, and available-for-sale securities that are exposed to foreign exchange risk, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but will be reported as changes in other comprehensive income. These changes in fair value will be included in net investment gains and losses of future periods when earnings are also affected by the variability of the hedged cash flows. For hedges of assets or liabilities that are subject to transaction gains and losses under SFAS No. 52 "Foreign Currency Translation," the change in fair value relative to the change in spot rates during the reporting period is

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


reclassified and reported with the transaction gain or loss of the asset/liability being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment losses. The Company's cash flow hedges primarily include hedges of floating rate available-for-sale securities and available-for-sale securities that are exposed to foreign exchange risk. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate.

     For cash flow hedges of interest rate risk, the Company uses either the short-cut method, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate.

     For cash flow hedges, hedge accounting is discontinued when it is probable that a forecasted transaction will not occur. In these cases, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains and losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains and losses and the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment losses in the accompanying Consolidated Statement of Income.

     The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in earnings. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value.

     Effective January 1, 2007, the Company began recognizing derivatives and embedded derivatives related to beneficial interests in securitized financial instruments. See Note 2 -- Recent Accounting Pronouncements.

  POLICYHOLDERS' ACCOUNT BALANCES

     The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FUTURE POLICY BENEFITS

     The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company's liability for future policy benefits also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note
5 -- Policyholders' Liabilities.

  OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, amounts receivable for undelivered securities and sales inducements. Other liabilities consist primarily of securities loaned, amounts payable for undelivered securities, payable to affiliates, net deferred tax liabilities and repurchase agreements.

  RECOGNITION OF INCOME AND RELATED EXPENSES

     Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with premiums so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note
5 -- Policyholders' Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance inforce and, for annuities, in relation to the amount of expected future benefit payments. The Company did not have any excess profit for the years ended December 31, 2007, 2006 and 2005.

     Amounts received under deferred annuity and universal life contracts are reported as deposits to policyholders' account balances (as discussed in Note 5 -- Policyholders' Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the accompanying Consolidated Statement of Income. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain, and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Note 9 -- Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Income.

  INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets ("DTAs") and liabilities ("DTLs") are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

     Effective January 1, 2007, the Company adopted a new accounting standard for uncertain tax positions. See Note 2 -- Recent Accounting Pronouncements.

  SEPARATE ACCOUNTS

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission ("SEC"), and others that are not registered with the SEC. The separate accounts have varying investment objectives, and are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. At December 31, 2007 and 2006, all separate account assets are stated at fair value. Separate account liabilities at December 31, 2007 and 2006 represent the policyholders' interest in the account, and includes accumulated net investment income and realized and unrealized gains and losses on the assets, which generally reflects fair value.

  FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the consolidated financial statements. Specifically, fair value disclosure of fixed maturities, equity securities, short-term investments, cash equivalents, mortgage loans and policy loans are reported in Note
2 -- Significant Accounting Policies and Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Policyholders' Liabilities. Fair values for derivatives are reported in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values of repurchase agreements are reported in Note 11 -- Commitments and Contingencies.

  BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Mortgage loans, many of which have balloon payment maturities, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's business, financial condition and results of operation.

     Credit defaults and impairments may result in write-downs in the value of fixed income and equity securities held by the Company. Additionally, credit rating agencies, may in the future, downgrade certain issuers or guarantors of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers or guarantors.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Subprime residential mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles, including using relaxed mortgage underwriting standards that provide for affordable mortgage products. The Company's exposure to subprime residential mortgage lending is through fixed maturity investments that are collateralized by mortgages that have characteristics of subprime lending. These investments are primarily in the form of mortgage-backed securities supported by subprime mortgage loans. The collective market value of these investments is approximately $141 million with an unrealized loss of $3 million. Of the total subprime-related investments, 90% had "AAA" or "AA" credit quality ratings. The Company manages its subprime risk exposure by limiting the Company's holdings in these types of instruments; maintaining high credit quality investments; and performing ongoing analysis of cash flows, prepayment speeds, default rates and other stress variables.

     Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company's products to refrain from new or additional investments, and may cause current investors to withdraw from the market or reduce their rates of ongoing investment.

     Revenues of the Company's variable products are to a large extent based on fees related to the value of assets under management. Consequently, poor equity market performance limits fee revenue on some variable products.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The development of policy reserves and DAC for the Company's products requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, expense, persistency and investment

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


experience. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and DAC.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company currently reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

  CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

  RECENT ACCOUNTING PRONOUNCEMENTS

     In July 2006, the FASB issued FIN No. 48, "Accounting for Uncertainty in Income Taxes" an interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. This interpretation is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN No. 48 on January 1, 2007. The cumulative effect of the adoption of FIN No. 48, as of January 1, 2007, resulted in a decrease to retained earnings and an increase to the Company's tax liability of $39 million.

     In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" -- an amendment of FASB Statements No. 133 and 140." This statement removes an exception from the requirement to bifurcate an embedded derivative feature from a beneficial interest in securitized financial assets. This statement also provides an irrevocable election to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, on an instrument-by-instrument basis, rather than measuring only the embedded derivative on a fair value basis. The Company has used the exception for investments made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests is required to be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption date of the new guidance. The Company adopted SFAS No. 155 effective January 1, 2007. The Company's adoption of SFAS No. 155 did not have a material effect on the Company's consolidated financial statements. The Company elected to measure at fair value certain financial instruments that contained an embedded derivative that would otherwise require bifurcation. These amounts were included in "fixed maturities -- trading securities" and totaled $64 million at December 31, 2007.

     In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1")." SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Under SOP 05-1, exchanges of deferred annuity contracts are generally considered substantially unchanged contracts and DAC is not written off. Prior to the adoption of SOP 05-1 the Company accounted for

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


exchanges of deferred annuities as replacements and wrote off the DAC. The Company adopted SOP 05-1 on January 1, 2007, which resulted in an increase to retained earnings of $13 million, net of income taxes.

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures around fair value measurements. This statement does not require any new fair value measurements, but the application of this statement could change current practices in determining fair value. The guidance in SFAS No. 157 will be applied prospectively with certain exceptions. This statement is effective January 1, 2008, at which time the Company plans to adopt this guidance. The Company is currently evaluating the impact of SFAS No. 157 on the Company's consolidated financial statements.

     In February 2007, the FASB issued SFAS No. 159 "The Fair Value Option for Financial Assets and Financial Liabilities -- including an amendment of FAS 115." This statement permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. A company should report unrealized gains and losses on items for which the fair value option has been elected in earnings. This statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The Company plans to adopt this guidance effective January 1, 2008. The Company is currently evaluating the impact of SFAS No. 159 on the Company's consolidated financial statements.

     In November 2005, the FASB issued FSP No. 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." This FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company's Consolidated Statement of Income.

NOTE 3 -- INVESTMENTS

  FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturities as of December 31, 2007 and 2006, by contractual maturity is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                                   2007                     2006
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST     FAIR VALUE      COST     FAIR VALUE
------------------                        ---------   ----------   ---------   ----------
Due in one year or less.................   $   171      $   172     $   161      $   162
Due after one year through five years...     8,084        8,185       6,490        6,464
Due after five years through ten years..    12,226       12,166      13,177       13,147
Due after ten years.....................     5,986        6,133       6,233        6,429
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government
     agency.............................     1,512        1,509       1,522        1,499
  Other mortgage-backed securities......     7,945        7,994       7,538        7,557
  Other asset-backed securities.........     3,597        3,549       3,143        3,131
  Redeemable preferred securities.......        92           91         140          140
                                           -------      -------     -------      -------
  TOTAL AVAILABLE-FOR-SALE..............   $39,613      $39,799     $38,404      $38,529
                                           =======      =======     =======      =======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2007 and 2006, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                2007
                                          ------------------------------------------------
                                          AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST        GAINS       LOSSES     FAIR VALUE
------------------                        ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies.............   $ 2,984       $ 43         $ 14        $ 3,013
U.S. agencies, state and municipal......       487         55            1            541
Foreign governments.....................       160          9            1            168
Corporate...............................    24,348        513          418         24,443
Mortgage-backed securities..............     7,945        121           72          7,994
Asset-backed securities.................     3,597         28           76          3,549
Redeemable preferred securities.........        92          1            2             91
                                           -------       ----         ----        -------
  TOTAL AVAILABLE-FOR-SALE..............   $39,613       $770         $584        $39,799
                                           =======       ====         ====        =======




                                                                2006
                                          ------------------------------------------------
                                          AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST        GAINS       LOSSES     FAIR VALUE
------------------                        ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies.............   $ 2,433       $ 18         $ 35        $ 2,416
U.S. agencies, state and municipal......       516         44            4            556
Foreign governments.....................       137          5            *            142
Corporate...............................    24,497        455          365         24,587
Mortgage-backed securities..............     7,538         87           68          7,557
Asset-backed securities.................     3,143         17           29          3,131
Redeemable preferred securities.........       140          2            2            140
                                           -------       ----         ----        -------
  TOTAL AVAILABLE-FOR-SALE..............   $38,404       $628         $503        $38,529
                                           =======       ====         ====        =======



--------

*    Unrealized loss is less than $1 million

     At December 31, 2007, the Company had no outstanding contractual obligations to acquire additional private placement securities. At 2006, the Company had $32 million in contractual obligations to acquire additional private placement securities.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

     At December 31, 2007, there were no investments in bonds that have been non-income producing for the last twelve months. Investments in bonds that have been non-income producing for the last twelve months totaled $4 million at December 31,2006. These investments have been deemed other than temporarily impaired.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EQUITY SECURITIES

     At December 31, 2007 and 2006, the distribution of gross unrealized gains and losses on available-for-sale equity securities was as follows (in millions):

                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                             COST      GAINS       LOSSES     FAIR VALUE
                                             ----   ----------   ----------   ----------
2007.......................................   $12       $5           $ 2          $15
2006.......................................   $69       $5          $ --          $74


  MORTGAGE LOANS

     The Company's mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2007 and 2006 was estimated to be $5,234 million and $4,233 million, respectively. Fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2007 and 2006, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $106 million and $257 million, respectively, at fixed and floating interest rates ranging from 5.4% to 6.1% in 2007, and fixed and floating interest rates ranging from 3.6% to 7.6% in 2006. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2007 and 2006, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                      2007               2006
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
PROPERTY TYPE:
  Residential.................................   $1,322     25.4%   $1,187     28.3%
  Office buildings............................    1,285     24.7%    1,019     24.3%
  Retail facilities...........................      882     16.9%      787     18.8%
  Apartment buildings.........................      895     17.2%      652     15.6%
  Industrial..................................      809     15.5%      514     12.3%
  Other.......................................       15      0.3%       30      0.7%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,208    100.0%   $4,189    100.0%
                                                 ======    =====    ======    =====
GEOGRAPHIC REGION:
  Central.....................................   $1,448     27.8%   $1,091     26.0%
  Pacific.....................................    1,398     26.8%    1,057     25.2%
  South Atlantic..............................    1,131     21.7%      965     23.1%
  Middle Atlantic.............................      982     18.9%      831     19.8%
  New England.................................      244      4.7%      245      5.9%
  Other.......................................        5      0.1%       --       --
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,208    100.0%   $4,189    100.0%
                                                 ======    =====    ======    =====



     The activity in the mortgage loan specific and general reserves as of December 31, 2007 and 2006 is summarized below (in millions):

                                                               2007   2006
                                                               ----   ----
Beginning balance............................................   $7     $6
Additions charged to operations..............................    2      1
                                                                --     --
ENDING BALANCE...............................................   $9     $7
                                                                ==     ==



  OTHER INVESTMENTS

     The components of other investments as of December 31, 2007 and 2006 were as follows (in millions):

                                                              2007   2006
                                                              ----   ----
New York Life Short-Term Investment Fund....................  $191   $220
Collateralized third party loans............................   160    147
Limited partnerships/Limited liability companies............   225    152
Derivatives.................................................    44     25
Real estate.................................................    11     10
                                                              ----   ----
  TOTAL OTHER INVESTMENTS...................................  $631   $554
                                                              ====   ====



     The New York Life Short Term Investment Fund ("STIF") was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Net unrealized investment losses on limited partnerships and limited liability companies that do not apply specialized industry company accounting aggregated $10 million and $1 million for the years ended December 31, 2007 and 2006, respectively, and were recorded as a component of other comprehensive income in the accompanying Consolidated Balance Sheet.

     Accumulated depreciation on real estate was $6 million and $5 million for December 31, 2007 and 2006, respectively. Depreciation expense for December 31, 2007, 2006 and 2005 totaled less than $1 million. Depreciation expense is recorded as a component of net investment income in the accompanying Consolidated Statement of Income.

     Unfunded commitments on limited partnerships and limited liability companies amounted to $125 million and $161 million at December 31, 2007 and 2006, respectively.

  VARIABLE INTEREST ENTITIES

     The Company may invest in debt or equity securities issued by certain asset backed investment vehicles (commonly referred to as collateralized debt obligations, or "CDOs"). CDOs raise capital by issuing debt and equity securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company's maximum exposure to loss resulting from its relationship with the CDOs it manages is limited to its investment in the CDOs.

     In addition, in the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by a third party. The Company's maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment.

     The following table presents the Company's maximum exposure to loss relating to investments it holds that are deemed significant VIEs at December 31, 2007 and 2006 (in millions):

                                                                MAXIMUM
                                                              EXPOSURE TO
                                                                  LOSS
                                                              -----------
                                                              2007   2006
                                                              ----   ----
Asset-backed securitizations................................  $ 25   $ 36
Private placement structured notes..........................    82     86
Other investments:
  Equity in asset-backed securitizations....................    15     23
  Limited partnerships......................................     6     12
                                                              ----   ----
     TOTAL..................................................  $128   $157
                                                              ====   ====



     These VIEs did not require consolidation because management determined that the Company was not the primary beneficiary. Accordingly, these VIEs are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary in these VIEs. The Company has no additional economic interest in these VIEs in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations. The Company's maximum exposure to loss on variable interests in unconsolidated VIEs is limited to the carrying value of the invested assets.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $4 million and $3 million at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2007, 2006 and 2005 were as follows (in millions):

                                                       2007     2006     2005
                                                      ------   ------   ------
Fixed maturities....................................  $2,308   $2,179   $1,982
Equity securities...................................       8        5        8
Mortgage loans......................................     271      239      206
Policy loans........................................      48       46       44
Other investments...................................      54       32       29
                                                      ------   ------   ------
  Gross investment income...........................   2,689    2,501    2,269
Investment expenses.................................    (111)    (101)     (82)
                                                      ------   ------   ------
  NET INVESTMENT INCOME.............................  $2,578   $2,400   $2,187
                                                      ======   ======   ======



     For the years ended December 31, 2007, 2006 and 2005, net investment losses were as follows (in millions):

                                                          2007   2006   2005
                                                          ----   ----   ----
Fixed maturities........................................  $(70)  $(28)   $(3)
Equity securities.......................................     7     (8)     5
Mortgage loans..........................................    (2)    (1)    --
Derivative instruments..................................     5     (6)    (4)
Other investments.......................................    (6)     2      2
                                                          ----   ----    ---
  NET INVESTMENT LOSSES.................................  $(66)  $(41)   $--
                                                          ====   ====    ===



     The net losses on trading securities (both fixed maturities and equity securities) amounted to $4 million for both December 31, 2007 and 2006. For December 31, 2005 the net losses amounted to $12 million. Trading gains and losses are included in net investment losses in the accompanying Consolidated Statement of Income.

     Realized gains on sales of available-for-sale fixed maturities were $100 million, $67 million and $98 million for the years ended December 31, 2007, 2006 and 2005, respectively; and realized losses were $114 million, $100 million and $82 million, respectively.

     Losses from other-than-temporary impairments in fixed maturities (included in net investment losses on fixed maturities above) were $51 million, $3 million and $15 million for the years ended December 31, 2007, 2006 and 2005, respectively. Losses from other-than-temporary impairments in equity securities (included in net investment losses on equity securities above) were less than $1 million for December 31, 2007 and $2 million for December 31, 2006. There were no other-than-temporary impairments on equity securities for December 31, 2005.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's gross unrealized losses and fair values for available-for-sale fixed maturities and equities with unrealized losses that are deemed to be only temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position at December 31, 2007 and 2006 (in millions):

                                                                  2007
                                   -----------------------------------------------------------------
                                                             GREATER THAN
                                   LESS THAN 12 MONTHS         12 MONTHS                TOTAL
                                   -------------------   --------------------   --------------------
                                    FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE     LOSSES      VALUE      LOSSES      VALUE      LOSSES
                                   ------   ----------   -------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $   86      $  1      $   879      $ 13      $   965      $ 14
  U.S. agencies, state and
     municipal...................      --        --           47         1           47         1
  Foreign governments............      19         1            4         *           23         1
  Corporate......................   3,795       152        7,297       266       11,092       418
  Mortgage-backed securities.....   1,186        34        1,540        38        2,726        72
  Asset-backed securities........   1,212        46          876        30        2,088        76
  Redeemable preferred
     securities..................       1         *           44         2           45         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL FIXED MATURITIES.........   6,299       234       10,687       350       16,986       584
                                   ------      ----      -------      ----      -------      ----
EQUITIES**
  Common stock...................       5         2           --        --            5         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL EQUITIES.................       5         2           --        --            5         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     SECURITIES..................  $6,304      $236      $10,687      $350      $16,991      $586
                                   ======      ====      =======      ====      =======      ====




                                                                  2006
                                   -----------------------------------------------------------------
                                                             GREATER THAN
                                   LESS THAN 12 MONTHS         12 MONTHS                TOTAL
                                   -------------------   --------------------   --------------------
                                    FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE     LOSSES      VALUE      LOSSES      VALUE      LOSSES
                                   ------   ----------   -------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $  553       $ 5      $ 1,108      $ 30      $ 1,661      $ 35
  U.S. agencies, state and
     municipal...................      80         1           91         3          171         4
  Foreign governments............      15         *           26         *           41         *
  Corporate......................   3,980        57        9,198       308       13,178       365
  Mortgage-backed securities.....   1,579        12        2,197        56        3,776        68
  Asset-backed securities........     644         4        1,019        25        1,663        29
  Redeemable preferred
     securities..................      10         *           52         2           62         2
                                   ------       ---      -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     FIXED MATURITIES............  $6,861       $79      $13,691      $424      $20,552      $503
                                   ======       ===      =======      ====      =======      ====



--------

    * Unrealized loss is less than $1 million.

   ** At December 31, 2006, there were no unrealized losses for equity securities.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2007, fixed maturities represented approximately 99% of the Company's total unrealized loss amount, which was comprised of approximately 2,915 different securities. Equity securities comprised the remaining 1% of the Company's unrealized loss amount.

     Fixed maturities that were in an unrealized loss position less than twelve months at December 31, 2007, totaled $234 million or 40% of the Company's unrealized losses for fixed maturities, and securities in an unrealized loss position greater than twelve months totaled $350 million or 60% of the Company's unrealized losses for fixed maturities. Of the total amount of fixed maturities unrealized losses, $426 million or 73% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $158 million or 27% of the Company's total fixed maturities unrealized losses. Change in interest rates, widening of credit spreads, and general market volatility sparked by the subprime credit crisis in 2007 contributed to the increase in the number of securities with fair values below amortized cost and in the amount of unrealized losses as follows:

     U.S. Treasury and U.S. Government Corporations and Agencies. Unrealized losses on the Company's investments in U.S. Treasury obligations and direct obligations of U.S. corporations and agencies were $14 million or 2% of the Company's unrealized losses for fixed maturities, which were spread across 111 securities. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. Government. Because the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Corporate Bonds. Unrealized losses on corporate bonds were $418 million or 72% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in corporate bonds is spread over 1,816 individual securities with varying interest rates and maturities. Corporate securities with a fair value below 95% of the security's amortized cost totaled $131 million or 22% of the total unrealized losses for fixed maturities. Corporate spreads widened significantly in the second half of 2007 due to the credit crunch that was sparked by the subprime mortgage crisis. General market volatility, liquidity concerns, a slowing economy and credit deterioration in certain sectors contributed to the unrealized losses. The losses were spread across all industry sectors. The largest sectors with unrealized losses on securities with a fair value below 95% of the security's amortized cost being the Real Estate Investment Trust ($23 million), Finance ($19 million), Banking ($18 million) and Electric Utilities ($16 million). Because the securities continue to meet their contractual payments and the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Mortgage-Backed Securities. Unrealized losses on mortgage-backed securities were $72 million or 12% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in mortgage-backed securities was due to the widening of credit spreads for mortgage securities in response to the subprime credit crisis. These losses are spread across approximately 530 fixed and variable rate investment grade securities. Mortgage-backed securities that were priced below 95% of the security's amortized cost represented $33 million or 46% of the total unrealized losses on mortgage-backed securities. The majority of the Company's holdings (over 99%) are investment grade and management believes all deals remain well collateralized. The Company measures its mortgage-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. When the fair value of the securities are below amortized cost and there are negative changes in estimated future cash flows, the securities are deemed other than temporarily impaired and a realized loss is recognized in net investment losses in the accompanying Consolidated Statement of Income. The

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. The Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, therefore the Company did not consider these investments to be other than temporarily impaired.

     Asset-Backed Securities. Unrealized losses on asset-backed securities were $76 million or 13% of the total unrealized losses for fixed maturities. The unrealized losses on these investments are largely due to the declining market for mortgage related securities in reaction to the subprime credit crisis. These losses are spread across approximately 442 securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. When the fair value of the securities are below amortized cost and there are negative changes in estimated future cash flows, the securities are deemed other than temporarily impaired and a realized loss is recognized in net investment losses in the accompanying Consolidated Statement of Income. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. Asset-backed securities that were priced below 95% of the security's amortized cost represented $50 million or 66% of the total unrealized losses for asset-backed securities. The Company did not consider these investments to be other than temporarily impaired.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment losses in the accompanying Consolidated Statement of Income.

     The amounts for the years ended December 31, 2007, 2006 and 2005 are as follows (in millions):

                                                        2007    2006    2005
                                                        ----   -----   -----
Net unrealized investment gains, beginning of the
  year................................................  $ 77   $ 231   $ 653
                                                        ----   -----   -----
Changes in net unrealized investment gains (losses)
  attributable to:
  Investments:
     Net unrealized investment gains (losses) arising
       during the period..............................    41    (217)   (578)
     Less: Reclassification adjustments for gains
       (losses) included in net income................    15      (1)     60
                                                        ----   -----   -----
     Change in net unrealized investment gains
       (losses), net of adjustments...................    26    (216)   (638)
Impact of net unrealized investment gains (losses) on:
  DAC.................................................   (14)     55     201
  Policyholders' account balances and future policy
     benefits.........................................     9       4     (10)
  Other assets (deferred sales inducements)...........    (3)      3      25
                                                        ----   -----   -----
Change in net unrealized investment gains (losses)....    18    (154)   (422)
                                                        ----   -----   -----
NET UNREALIZED INVESTMENT GAINS, END OF YEAR..........  $ 95   $  77   $ 231
                                                        ====   =====   =====



     Net unrealized investment gains (losses) arising during the period reported in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax expense (benefit) of $22 million, $(117) million and $(311) million, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax expense (benefit) of $8 million, less than $(1) million and $32 million, respectively.

     DAC in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax (benefit) expense of $(8) million, $29 million and $108 million, respectively.

     Policyholders' account balances and future policy benefits reported in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax expense (benefit) of $5 million, $2 million and $(5) million, respectively.

     Other assets (deferred sales inducements) in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax (benefit) expense of $(1) million, $2 million, and $14 million, respectively.

     The components of net unrealized investment gains reported in other comprehensive income at December 31, 2007, 2006 and 2005 are as follows (in millions):

                                                        2007   2006    2005
                                                        ----   ----   -----
Net unrealized investment gains.......................  $177   $137   $ 473
Impact of net unrealized investment gains on:
  DAC.................................................   (41)   (19)   (103)
  Policyholders' account balance and future policy
     benefits.........................................     9     (5)    (11)
  Other assets (deferred sales inducements)...........     1      5      (1)
  Deferred taxes......................................   (51)   (41)   (127)
                                                        ----   ----   -----
TOTAL NET UNREALIZED INVESTMENT GAINS.................  $ 95   $ 77   $ 231
                                                        ====   ====   =====



NOTE 5 -- POLICYHOLDERS' LIABILITIES

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2007 and 2006 were as follows (in millions):

                                                            2007      2006
                                                          -------   -------
Deferred annuities......................................  $23,950   $23,243
Universal life contracts................................   18,180    17,549
Supplementary contracts without life contingencies......      287       263
Unearned revenue liability..............................      270       245
Other...................................................      108         9
                                                          -------   -------
  TOTAL POLICYHOLDERS' ACCOUNT BALANCES.................  $42,795   $41,309
                                                          =======   =======



     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable. For deferred annuities, supplementary contracts without life contingencies, and other deposit type contracts, account value approximates fair value.

     Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

     Included in other is the fair value of embedded derivatives related to guaranteed minimum accumulation benefits ("GMAB") on deferred annuity contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2007:

PRODUCT                             INTEREST RATE    WITHDRAWAL/SURRENDER CHARGES
-------                             -------------    ----------------------------
Deferred annuities................  2.25% to 8.00%   Surrender charges 0% to
                                                     10% for up to 10 years.
Universal life contracts..........  3.05% to 5.76%   Various up to 19 years.
Supplementary contracts without
  life contingencies..............  3.50%            No surrender or withdrawal charges.


  FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2007 and 2006 were as follows (in millions):

                                                             2007     2006
                                                            ------   ------
Life insurance:
  Taiwan business -- 100% coinsured.......................  $  968   $1,055
  Other life..............................................      75       66
                                                            ------   ------
       Total life insurance...............................   1,043    1,121
Individual and group payout annuities.....................   1,680      927
Other contract liabilities................................      43       39
                                                            ------   ------
     TOTAL FUTURE POLICY BENEFITS.........................  $2,766   $2,087
                                                            ======   ======



     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2007:

PRODUCT                            MORTALITY               INTEREST RATE           ESTIMATION METHOD
-------                            ---------               -------------           -----------------
Life insurance:                    Based upon best         3.80% - 7.50%           Net level
  Taiwan business-                 estimates at time of                            premium reserve
  100% coinsured                   policy issuance with                            taking into
                                   provision for adverse                           account death
                                   deviations ("PAD").                             benefits, lapses
                                                                                   and maintenance
                                                                                   expenses with
                                                                                   PAD.
Individual and group payout        Based upon best         4.30% - 9.50%           Present value of
  annuities                        estimates at time of                            expected future
                                   policy issuance with                            payments at a
                                   PAD.                                            rate expected at
                                                                                   issue with PAD.


  GUARANTEED MINIMUM BENEFITS

     At December 31, 2007 and 2006, the Company had the following variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

          b) Ratchet: the benefit is the greater of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

     The following chart provides the account value, net amount at risk and average attained age of contractholders at December 31, 2007 and 2006 for GMDB and GMAB ($ in millions):

                                                                  2007
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $4,635            $1,808           $13,989
Net amount at risk......................       $   11            $    5           $   168
Average attained age of
  contractholders.......................           56                --                56



                                                                  2006
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $3,962            $1,281           $13,456
Net amount at risk......................       $   16            $    1           $   177
Average attained age of
  contractholders.......................           56                --                56


     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as future policy benefits for GMDB and policyholders' account balances for GMAB in the accompanying Consolidated Balance Sheet (in millions):

                                                       GMDB   GMAB   TOTALS
                                                       ----   ----   ------
Balance at January 1, 2005...........................   $23    $ 3    $ 26
  Incurred guarantee benefits........................    12      6      18
  Paid guarantee benefits............................    (5)    --      (5)
                                                        ---    ---    ----
Balance at December 31, 2005.........................    30      9      39
  Incurred guarantee benefits........................     4     (2)      2
  Paid guarantee benefits............................    (3)    --      (3)
                                                        ---    ---    ----
Balance at December 31, 2006.........................    31      7      38
  Incurred guarantee benefits........................    13     65      78
  Paid guarantee benefits............................    (2)    --      (2)
                                                        ---    ---    ----
BALANCE AT DECEMBER 31, 2007.........................   $42    $72    $114
                                                        ===    ===    ====



     For GMAB, incurred guaranteed minimum benefits incorporates all changes in fair value other than amounts resulting from paid guarantee benefits. The GMDB liability is determined each period end by estimating the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2007 and 2006:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 0.77% to 7.50% for 2007 and 7.02% to 7.24% for 2006.

     - Volatility assumption was 14.62% for 2007 and 14.58% for 2006.

     - Mortality was assumed to be 91%, and 93% of the A2000 table for 2007 and 2006, respectively.

     - Lapse rates vary by contract type and duration and range from 0.5% to 30%, with an average of 12% for 2007, and 0% to 18%, with an average of 8% for 2006.

     - Discount rates ranged from 5.26% to 7.61% for 2007 and 6.01% to 7.61% for 2006.

     GMABs are considered to be derivatives under SFAS No. 149, and are recognized at fair value through interest credited to policyholders' account balances in the accompanying Consolidated Statement of Income.

     The following table presents the aggregate fair value of assets at December 31, 2007 and 2006, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                    2007               2006
                                              ----------------   ----------------
INVESTMENT FUND OPTION:                         GMDB     GMAB      GMDB     GMAB
-----------------------                       -------   ------   -------   ------
Separate Account:
  Equity....................................  $ 9,326   $1,169   $ 8,897   $  918
  Fixed income..............................    2,148      184     2,413      173
  Balanced..................................    2,063      162     1,830      110
General Account.............................    5,087      293     4,278       80
                                              -------   ------   -------   ------
     TOTAL..................................  $18,624   $1,808   $17,418   $1,281
                                              =======   ======   =======   ======



  SOP 03-1 LIABILITY FOR INDIVIDUAL LIFE PRODUCTS

     SOP 03-1 provides guidance for calculating additional liabilities for contracts with certain insurance benefit features. These certain insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company's individual life contracts, SOP 03-1 primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

     Generally, the Company has separately defined an insurance benefit feature to be the excess of expected mortality over all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table summarizes the SOP 03-1 liability for individual life products reflected in the general account in future policy benefits at December 31, 2007 and 2006 (in millions):

                                                               2007   2006
                                                               ----   ----
Beginning balance............................................   $23    $15
Net liability increase.......................................     6      8
                                                                ---    ---
Ending balance...............................................   $29    $23
                                                                ===    ===



NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains nineteen separate accounts for its variable deferred annuity and variable life products; nine of these are registered with the SEC. The assets of these separate accounts represent investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds. The assets in separate accounts for December 31, 2007 and 2006 are as follows (in millions):

                                                            2007      2006
                                                          -------   -------
Registered..............................................  $18,340   $16,204
Non-registered..........................................      753       375
                                                          -------   -------
  TOTAL SEPARATE ACCOUNT ASSETS.........................  $19,093   $16,579
                                                          =======   =======



NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     An analysis of DAC for the years ended December 31, 2007, 2006 and 2005 was as follows (in millions):

                                                       2007     2006     2005
                                                      ------   ------   ------
Balance at beginning of year........................  $3,310   $2,978   $2,437
  Cumulative effect of change in accounting
     principle, pre tax (SOP 05-1)..................      15       --       --
                                                      ------   ------   ------
  Balance at beginning of year, as adjusted.........   3,325    2,978    2,437
  Current year additions............................     560      593      572
  Amortized during year.............................    (432)    (345)    (340)
                                                      ------   ------   ------
  Balance at end of year before related
     adjustments....................................     128      248      232
  Adjustment for change in unrealized investment
     gains..........................................     (22)      84      309
                                                      ------   ------   ------
  BALANCE AT END OF YEAR............................  $3,431   $3,310   $2,978
                                                      ======   ======   ======



     As discussed in Note 2 -- Significant Accounting Policies, the Company adopted SOP 05-1 effective January 1, 2007.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     Changes in deferred sales inducements are as follows (in millions):

                                                         2007   2006   2005
                                                         ----   ----   ----
Balance at beginning of year...........................  $228   $230   $195
  Cumulative effect of change in accounting principle,
     pre-tax (SOP 05-1)................................     6     --     --
                                                         ----   ----   ----
  Balance at beginning of year, as adjusted............   234    230    195
  Current year additions...............................    90     37     30
  Amortized during year................................   (48)   (44)   (34)
  Adjustment for change in unrealized investment
     gains.............................................    (4)     5     39
                                                         ----   ----   ----
  BALANCE AT END OF YEAR...............................  $272   $228   $230
                                                         ====   ====   ====



     As discussed in Note 2 -- Significant Accounting Policies, the Company adopted SOP 05-1 effective January 1, 2007.

NOTE 8 -- INCOME TAXES

     A summary of the income tax expense included in the accompanying Consolidated Statement of Income is as follows (in millions):

                                                         2007   2006   2005
                                                         ----   ----   ----
Current:
  Federal..............................................  $154   $ 85   $119
  State and local......................................     4      1      3
                                                         ----   ----   ----
                                                          158     86    122
Deferred:
  Federal..............................................     1     52     16
                                                         ----   ----   ----
INCOME TAX EXPENSE.....................................  $159   $138   $138
                                                         ====   ====   ====



     The components of the net deferred tax liability reported in other liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2007 and 2006 are as follows (in millions):

                                                              2007    2006
                                                             ------   ----
Deferred tax assets:
  Future policyholder benefits.............................  $  669   $623
  Employee and agents benefits.............................      61     62
  Other....................................................      16      1
                                                             ------   ----
     Gross deferred tax assets.............................     746    686
                                                             ------   ----
Deferred tax liabilities:
  DAC......................................................     964    952
  Investments..............................................      60     44
                                                             ------   ----
     Gross deferred tax liabilities........................   1,024    996
                                                             ------   ----
       NET DEFERRED TAX LIABILITY..........................  $  278   $310
                                                             ======   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2007, 2006 and 2005:

                                                       2007      2006      2005
                                                       ----      ----      ----
Statutory Federal income tax rate....................  35.0%     35.0%     35.0%
Tax exempt income....................................  (4.7)%    (4.9)%    (3.8)%
Audit liability provision............................   2.8%       --       0.5%
Other................................................  (0.3)%    (0.3)%     0.3%
                                                       ----      ----      ----
EFFECTIVE TAX RATE...................................  32.8%     29.8%     32.0%
                                                       ====      ====      ====



     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2007 and 2006, the Company had recorded an income tax (payable)/receivable from New York Life of $(95) million and $5 million, respectively, included in other liabilities and other assets in the accompanying Consolidated Balance Sheet.

     The Company's federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2001 and has begun auditing tax years 2002 through 2004. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2007 is as follows (in millions):

                                                                   TOTAL
                                                               UNRECOGNIZED
                                                               TAX BENEFITS
                                                               ------------
BALANCE AT JANUARY 1, 2007 (DATE OF ADOPTION OF FIN NO. 48)..      $ 94
Reductions for tax positions of prior years..................        (1)
Additions for tax positions of current year..................        14
                                                                   ----
BALANCE AT DECEMBER 31, 2007.................................      $107
                                                                   ====



     The total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate is $42 million. The Company classifies interest and penalties related to tax uncertainties as income tax expense. Total interest and penalties for the year ended December 31, 2007 aggregated $10 million and is included in income tax expense in the accompanying Consolidated Statement of Income. At December 31, 2007, the Company had accrued $33 million of liabilities for tax-related interest, which is reported on the accompanying Consolidated Balance Sheet (included in other liabilities). The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention. Currently the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for almost all products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


many products. The quota-share retained now ranges from 10% to 63% and most products are fully retained if the policy size is less than $1 million. Most of the reinsured business is on an automatic basis. Cases in excess of the Company's retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk limiting features.

     The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 72% and 69% of the reinsurance ceded to non-affiliates at December 31, 2007 and 2006, respectively.

     In December 2004, the Company reinsured 90% of a block of inforce life insurance business, consisting of Universal Life, Variable Universal Life (VUL), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (MODCO) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to Creditworthiness of the Obligor under those Instruments", the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $4 million and $3 million for December 31, 2007 and 2006, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Balance Sheet. The change in fair value of this embedded derivative was $1 million, $3 million and $0 million for the year ended December 31, 2007, 2006 and 2005, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the year ended December 31, 2007, 2006 and 2005, $44 million, $54 million and $20 million, respectively, of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this affiliated reinsurance agreement for the years ended December 31, 2007, 2006 and 2005 was as follows (in millions):

                                                       2007     2006     2005
                                                      ------   ------   ------
Fees-universal life policies ceded..................  $  317   $  341   $  387
                                                      ------   ------   ------
Net revenue from reinsurance........................  $  204   $  210   $  266
                                                      ------   ------   ------
Policyholders' benefits ceded.......................  $  110   $  130   $  117
                                                      ------   ------   ------
Amounts recoverable from reinsurer..................  $5,455   $5,238   $5,020
                                                      ------   ------   ------
Amounts payable to reinsurer........................  $5,349   $5,089   $4,821
                                                      ------   ------   ------
Other liabilities (deferred gain, net of
  amortization).....................................  $  126   $  170   $  224
                                                      ------   ------   ------



     Effective July 1, 2002, the Company transferred the Taiwan branch's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company's accompanying Consolidated Statement of Income.

     Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                        2007    2006    2005
                                                        ----   ------   ----
Amounts recoverable from reinsurer....................  $968   $1,055   $961
Premiums ceded........................................  $121   $  158   $127
Benefits ceded........................................  $214   $   81   $ 69


     The effects of all reinsurance for the years ended December 31, 2007, 2006 and 2005 were as follows (in millions):

                                                       2007     2006     2005
                                                      ------   ------   ------
Premiums:
  Direct............................................  $  976   $  723   $  265
  Assumed...........................................       1        1        1
  Ceded.............................................    (122)    (159)    (128)
                                                      ------   ------   ------
Net premiums........................................  $  855   $  565   $  138
                                                      ======   ======   ======
Fees-universal life and annuity policies ceded......  $  515   $  509   $  530
                                                      ------   ------   ------
Net revenue from reinsurance........................  $  206   $  214   $  276
                                                      ------   ------   ------
Policyholders' benefits ceded.......................  $  522   $  350   $  312
                                                      ------   ------   ------
Increase in ceded liabilities for future
  policyholder benefits.............................  $   11   $    8   $   10
                                                      ------   ------   ------
Amounts recoverable from reinsurer..................  $6,601   $6,432   $6,090
                                                      ------   ------   ------
Amounts payable to reinsurer........................  $5,379   $5,114   $4,844
                                                      ------   ------   ------
Other liabilities (deferred gain, net of
  amortization).....................................  $  126   $  170   $  224
                                                      ------   ------   ------



NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate and equity options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses netting arrangements incorporated in master agreements and collateral support agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold is lowered with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates, or other financial indices.

     The following table presents the notional and fair value of derivative financial instruments for the years ended December 31, 2007 and 2006 (in millions):

                                                  DECEMBER 31,       DECEMBER 31,
                                                      2007               2006
                                                ----------------   ----------------
                                                NOTIONAL    FAIR   NOTIONAL    FAIR
                                                  VALUE    VALUE     VALUE    VALUE
                                                --------   -----   --------   -----
Interest rate swaps...........................   $ 1,183    $ 12    $ 2,549    $11
Currency swaps................................       129     (14)       101     (5)
Equity options................................       315      19        315     11
Interest rate options.........................    19,050      27      9,500      8
Credit default swaps..........................         1      --         --     --
                                                 -------    ----    -------    ---
  TOTAL.......................................   $20,678    $ 44    $12,465    $25
                                                 =======    ====    =======    ===



     The notional and fair value amounts by type of hedge designation for the years ended December 31, 2007 and 2006 is as follows (in millions):

                                                  DECEMBER 31,       DECEMBER 31,
                                                      2007               2006
                                                ----------------   ----------------
                                                NOTIONAL    FAIR   NOTIONAL    FAIR
                                                  VALUE    VALUE     VALUE    VALUE
                                                --------   -----   --------   -----
Fair value hedges.............................   $    --    $--     $    --    $--
Cash flow hedges..............................       245     --         242      4
Non-qualifying derivatives....................    20,433     44      12,223     21
                                                 -------    ---     -------    ---
  TOTAL.......................................   $20,678    $44     $12,465    $25
                                                 =======    ===     =======    ===



     For the years ended December 31, 2007 and 2006, there were no net investment (losses) gains related to the ineffective portion of fair value hedges.

     During 2007 and 2006, there were no fair value hedges that discontinued hedge accounting treatment due to ineffectiveness.

     Presented below is a roll forward of the components of other comprehensive
(loss) income before taxes related to cash flow hedges (in millions):

                                                           2007   2006   2005
                                                           ----   ----   ----
Other comprehensive income balance at the beginning of
  the year...............................................   $ 2    $ 7    $ 8
Losses deferred in other comprehensive income on the
  effective portion of cash flow hedges..................    (5)    (7)    (1)
Losses (gains) reclassified to net income................     1      2     --
                                                            ---    ---    ---
Other comprehensive (loss) income balance at the end of
  the year...............................................   $(2)   $ 2    $ 7
                                                            ===    ===    ===



     The ineffective portion of cash flow hedges was less than $1 million for the years ended December 31, 2007, 2006, and 2005. All components of each derivative's gains or losses were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

SFAS No. 149. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

     For cash flow hedges, the estimated amount of existing gains and losses that are reported in accumulated other comprehensive income at December 31, 2007 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is less than $(1) million.

     The Company has derivative instruments that do not qualify for hedge accounting treatment, which include interest rate corridor and equity options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment losses. For the years ended December 31, 2007, 2006 and 2005, the Company included in net investment losses in the accompanying Consolidated Statement of Income $16 million, $(6) million and $(3) million, respectively, for changes in fair value related to derivatives that do not qualify for hedge accounting.

     As of December 31, 2007 and 2006, there were no embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

  ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

     The Company has received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in remaining guaranty fund assessments against the Company of approximately $6 million, which have been accrued in other liabilities in the accompanying Consolidated Balance Sheet.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2007 and 2006, $1,625 million and $971 million, respectively, of the Company's fixed maturity securities were on loan to others. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss. At December 31, 2007 and 2006, the Company recorded cash collateral received under these agreements of $1,656 million and $1,014 million, respectively, and established a

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Balance Sheet. The Company did not hold collateral in the form of securities at December 31, 2007 and 2006, respectively.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2007 and 2006, the Company had agreements to purchase and resell securities totaling $682 million and $377 million at an average coupon rate of 4.20% and 5.26%, respectively. At December 31, 2007, the Company had agreements to sell and repurchase securities totaling $2 million at an average coupon rate of 4.50%. At December 31, 2006, the Company did not have any agreements to sell and repurchase securities. Under these agreements to sell and repurchase, the Company obtains the use of funds from a broker for generally one month. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability reported in the accompanying Consolidated Balance Sheet (included in other liabilities) approximates fair value.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $629 million, $624 million and $590 million for the years ended December 31, 2007, 2006 and 2005, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. The Company's share of expenses associated with the lease of the aircraft was $1 million for each of the years ended December 31, 2007, 2006 and 2005. The agreement expires in November 2009, with automatic one-year renewals, unless terminated earlier.

     The Company has entered into an investment advisory and administrative services agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2007, 2006 and 2005, the total cost for these services amounted to $41 million, $40 million and $37 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM for the years ended December 31, 2007, 2006 and 2005 of $17 million, $15 million, and $13 million, respectively.

     At December 31, 2007 and 2006, the Company had a net liability of $197 million and $239 million, respectively, for the above described services which are included in other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.02% to 7.81%. At December 31, 2007 and 2006, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $4,468 million and $4,240 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations range from 5.84% to 6.37%. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2007 and 2006, the amount of outstanding reserves on these contracts included in future policy benefits was $184 million and $183 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities' registered representatives of $111 million, $92 million and $86 million, for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2007 or December 31, 2006.

     The Company also has a credit agreement with New York Life, dated September 30, 1993, in which the Company can borrow up to $490 million. During 2007 and 2006, the credit facility was not used, no interest was paid and no outstanding balance was due.

     As an alternative credit facility to the foregoing credit arrangement with New York Life, on December 23, 2004, the Company entered into a credit agreement with New York Life Capital Corporation ("Capital Corporation"), an indirect wholly owned subsidiary of New York Life, in which the Company can borrow up to $490 million. As of December 31, 2007 and 2006 there was no outstanding balance due to Capital Corporation. Interest expense for 2007, 2006 and 2005 was $1 million, $5 million, and $2 million, respectively.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2007 and 2006, the Company had recorded a receivable from MCF, included in other assets, of $5 million. The Company received interest payments from MCF of less than $1 million for the years ended December 31, 2007, 2006 and 2005.

     The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $15 million, $14 million and $17 million for the years ended December 31, 2007, 2006 and 2005, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has issued various Corporate Owned Life policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2007 and 2006, the Company recorded liabilities of approximately $2,305 million and $2,135 million, respectively, which are included in policyholders' account balances and separate account liabilities in the accompanying Consolidated Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2007 and 2006, policyholders' account balances and separate account liabilities related to these policies aggregated $313 million and $305 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK"), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the years ended December 31, 2007, 2006 and 2005, the Company recorded commission and fee expense to NYLINK agents of $6 million.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 9 -- Reinsurance for more details).

     Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 9 -- Reinsurance for more details).

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $146 million, $78 million and $85 million during 2007, 2006 and 2005, respectively.

     Total interest paid was $17 million, $18 million and $19 million during 2007, 2006 and 2005, respectively.

     Non-cash investing transactions were $4 million, $35 million and $13 million for the years ended December 31, 2007, 2006 and 2005, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2007 and 2006, statutory stockholder's equity was $2,650 million and $2,324 million, respectively. Statutory net income for the years ended December 31, 2007, 2006 and 2005 was $289 million, $252 million and $231 million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend in 2007. The Company declared and paid a $12 million dividend to its sole shareholder New York Life for December 31, 2006. As of December 31, 2007, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $1,215 million. The maximum amount of dividends that may be paid in 2008 without prior approval is $348 million.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder's equity and of cash flow present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the "Company") at December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As disclosed in Note 12 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     As described in Note 2 of the consolidated financial statements, the Company changed its method of accounting for uncertainty in income taxes and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

PricewaterhouseCoopers LLP

New York, New York
March 19, 2008

                            PART C. OTHER INFORMATION


ITEM 26.         EXHIBITS


                 Board of Directors Resolution


(a) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.


(b)              Custodian Agreements. Not applicable.

(c)              Underwriting Contracts.


(c)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.



(c)(2) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed as Exhibit (3)(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.


(c)(3) Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(d)              Contracts.

(d)(1) Form of Policy for Flexible Premium Variable Universal Life Insurance Policies (No. 300-80) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (5) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.


(d)(2) Form of Policy for Flexible Premium Survivorship Variable Universal Life Insurance Policies (No. 300-81) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(a) to Registrant's initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.


(d)(3) Form of Policy for Flexible Premium Variable Universal Life Insurance Policies (No. 300-82) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (5)(b) to Registrant's initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.


(d)(4) Form of Policy for Flexible Premium Survivorship Variable Universal Life Insurance Policies (No. 300-83) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(c) to Registrant's initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.


(d)(5) Supplementary Term Rider (STR) (No. 300-900) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (5)(d) to Registrant's initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.


(d)(6) Supplementary Term Rider (STR) (No. 300-901) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (5)(e) to Registrant's initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.


(d)(7) Scheduled Term Insurance Rider (STIR) (No. 300-902) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(f) to Registrant's initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.


(d)(8) Scheduled Term Insurance Rider (STIR) (No. 300-903) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(g) to Registrant's initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.


(d)(9) Life Extension Benefit (LEB) Rider (No. 300-904) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(h) to Registrant's initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.


(d)(10) Life Extension Benefit (LEB) Rider (No. 300-905) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(i) to Registrant's initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(11) Life Extension Benefit II (LEB II) Rider (No. 302-908) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(j) to Post-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 10/4/02 and incorporated herein by reference.

(d)(12) Life Extension Benefit II (LEB II) Rider (No. 302-909) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(k) to Post-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 10/4/02 and incorporated herein by reference.

(d)(13)          Scheduled Supplementary Term Insurance (SSTR) Rider
                 (No. 303-915) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(13) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I
                 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(d)(14) Scheduled Supplementary Term Insurance (SSTR) Rider (No. 303-916) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(14) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57201), filed 2/12/03 and incorporated herein by reference.


(d)(15) Form of Guaranteed Minimum Death Benefit Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as Exhibit 1.(5)(b) to Registrant's initial Registration Statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.



(d)(16) Form of Accelerated Benefits Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as Exhibit 1.(5)(f) to Registrant's initial registration statement on Form S-6 (File No. 333-39157), filed 10/03/97 and incorporated herein by reference.


(e)              Applications.

(e)(1) Form of application for a Policy - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (10) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(f)              Depositor's Certificate of Incorporation and By-Laws.


(f)(1) Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.



(f)(2) By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.



(f)(2)(a) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.


(g)              Reinsurance Contracts.


(g)(1) Form of Automatic Reinsurance Agreement (Advanced Market Reinsurance Agreement) between New York Life Insurance and Annuity Corporation and RGA Reinsurance Company - Filed herewith.



(g)(2) Form of Automatic Reinsurance Agreement (Advanced Market Reinsurance Agreement) between New York Life Insurance and Annuity Corporation and Munich American Reassurance Company - Filed herewith.



(g)(3) Form of Automatic Reinsurance Agreement (Advanced Market Reinsurance Agreement) between New York Life Insurance and Annuity Corporation and Swiss Re Life and Health America Inc. - Filed herewith.



(g)(4) Form of Automatic Reinsurance Agreement (Advanced Market Reinsurance Agreement) between New York Life Insurance and Annuity Corporation and Optimum Reinsurance Company - Filed herewith.


(h)              Participation Agreements.


(h)(1) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



(h)(2) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



(h)(3) Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



(h)(4) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



(h)(5) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



(h)(6) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
                 Exhibit 1.(9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



(h)(7) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment
                 No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), and incorporated herein by reference.


(h)(8) Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No.
                 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), and incorporated herein by reference.


(h)(9) Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No.
                 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), and incorporated herein by reference.


(h)(10) Form of Participation Agreement among Dreyfus Investment Portfolios. The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.


(h)(11) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17 CFR
                 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.


(h)(12) Form of Participation Agreement among American Century Variable Portfolios, Inc.; American Century Investment Management, Inc.; American Century Investment Services, Inc.; American Century Services Corporation; and NYLIAC - Previously filed in accordance with Regulation S-T, 19 CFR 232.102(e) as Exhibit
                 (9)(b)(12) to Post-Effective Amendment No. 3 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(13) Form of Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.


(h)(14) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.


(h)(15) Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.


(h)(16) Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC, Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(h)(17) Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.




(i)              Administrative Contracts.


(i)(1) Service Agreement between Fred Alger Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.


(i)(2) Administrative Services Agreement between Dreyfus Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.


(i)(3) Administrative Services Agreement between Janus Capital Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.


(i)(4) Services Agreement between New York Life Investment Management LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.


(i)(5) Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.


(i)(6) Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.


(i)(7) Service Agreement between American Century Investment Services, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(7) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.


(i)(8) Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(9)           Services Agreement between Neuberger Berman Management, Inc.
                 and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Life Separate Account - I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(10) Administrative and Shareholder Services Agreement between Van Eck Worldwide Insurance Trust and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (i)(10) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.


(i)(11) Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC
                 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(12) Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No.9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.


(i)(13) Services Agreement between PIMCO Variable Insurance Trust and NYLIAC - Previously filed in accordance with Regulation S-T, CFR 232.102(e) as Exhibit (i)(13) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.



(i)(14) Services Agreement between Pacific Investment Management Company LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Post Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.


(i)(15) Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.


(i)(16)          Administrative Service Agreement between Morgan Stanley & Co.
                 Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit (i)(15) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 147707), filed on 4/14/08 and incorporated herein by reference.





(j)              Other Material Contracts.

(j)(1) Powers of Attorney for Scott L. Berlin, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.


(j)(2) Powers of Attorney for Christopher O. Blunt, Director and Senior Vice President and Chief Operating Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(2) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.


(j)(3) Powers of Attorney for Frank M. Boccio, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(3) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.


(j)(4) Powers of Attorney for Solomon Goldfinger, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(4) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.


(j)(5) Powers of Attorney for Theodore A. Mathas, Chairman and President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(5) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.


(j)(6) Powers of Attorney for John R. Meyer, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(6) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.


(j)(7) Powers of Attorney for Angelo J. Scialabba, First Vice President and Controller (Principal Accounting Officer) of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(7) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.


(j)(8) Powers of Attorney for Arthur H. Seter, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(8) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.


(j)(9) Powers of Attorney for Michael E. Sproule, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(9) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.


(j)(10) Powers of Attorney for Joel M. Steinberg, Director, Senior Vice President and Chief Financial Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.


(j)(11) Powers of Attorney for Seymour Sternberg, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(11) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(k)              Legal Opinion.
                 Opinion and consent of Thomas F. English, Esq. - Filed herewith.


(l)              Actuarial Opinion.
                 Opinion and consent of Miao Chen, Associate Actuary - Filed herewith.


(m)              Calculation.


(m)(1) Sample Calculation of Illustrations for Pinnacle VUL - Filed herewith.



(m)(2) Sample Calculation of Illustrations for Pinnacle SVUL - Filed herewith.


(n)              Other Opinions.

(n)(1)           Consent of PricewaterhouseCoopers LLP - Filed herewith.


(o)              Omitted Financial Statements.


                 Not applicable.

(p)              Initial Capital Agreements.

                 Not applicable.

(q)              Redeemability Exemption.

(q)(1) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit (11) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled in accordance with Regulation S-T, 17 CFR 232, 102(e) as Exhibit (9)(d) to Registrant's Post-Effective Amendment No. 4 on Form S-6 (File No. 33-64410), filed 4/25/97 and incorporated herein by reference.

(q)(2) Memorandum Describing NYLIAC's Issuance, Transfer and Redemption Procedures for Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (q)(2) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR


The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.


Name:                     Title:
-----                     ------
Theodore A. Mathas        Chairman and President
Scott L. Berlin           Director and Senior Vice President in charge of Individual Life
Christopher O. Blunt      Director, Senior Vice President and Chief Operating Officer
Frank M. Boccio           Director and Senior Vice President
Solomon Goldfinger        Director and Senior Vice President
John R. Meyer             Director and Senior Vice President
Joel M. Steinberg         Director, Senior Vice President and Chief Financial Officer
Arthur H. Seter           Director
Michael E. Sproule        Director
Seymour Sternberg         Director
Gary E. Wendlandt         Senior Executive Vice President
Eileen T. Slevin          Senior Vice President and Chief Information Officer
John A. Cullen            Senior Vice President
Tony H. Elavia            Senior Vice President
Thomas F. English         Senior Vice President and General Counsel
Melvin J. Feinberg        Senior Vice President
Robert J. Hebron          Senior Vice President
Barbara McInerney         Senior Vice President in charge of Corporate Compliance
Gary J. Miller            Senior Vice President
Anthony Malloy            Senior Vice President
Michael M. Oleske         Senior Vice President and Tax Counsel
Frank J. Ollari           Senior Vice President
Paul Pasteris             Senior Vice President in charge of Retirement Income
Robert D. Rock            Senior Vice President and Chief Investment Officer
Eric S. Rubin             Senior Vice President
Richard C. Schwartz       SVP and Senior Investment Manager for Derivative Transactions
Stephen N. Steinig        Senior Vice President and Chief Actuary (also designated Appointed Actuary)
Mark W. Talgo             Senior Vice President
Sara Badler               First Vice President and Deputy General Counsel
Patricia Barbari          First Vice President
Joseph Bennett            First Vice President
Michael J. Oliviero       First Vice President - Tax
Angelo J. Scialabba       First Vice President and Controller
Gary W. Scofield          First Vice President and Deputy Chief Actuary
Thomas J. Troeller        First Vice President and Actuary
Stephen A. Bloom          Vice President and Chief Underwriter
David Boyle               Vice President
William J. Burns          Vice President
Karen E. Dann             Vice President
Kathleen A. Donnelly      Vice President
Robert J. Hynes           Vice President
Minas C. Joannides        Vice President and Medical Director
Mario Lazzaro             Vice President
Edward P. Linder          Vice President
Brian C. Loutrel          Vice President
Catherine A. Marrion      Vice President and Secretary
Corey B. Multer           Vice President
Marijo F. Murphy          Vice President
Jacqueline A. O'Leary     Vice President
Nicholas Pasyanos         Vice President and Actuary (also designated Illustration Actuary)
Linda M. Reimer           Vice President and Associate General Counsel
Andrew N. Reiss           Vice President - National Sales Manager
Janis C. Rubin            Vice President
Irwin Silber              Vice President and Actuary
James R. Vavra            Vice President
Robin Wagner              Vice President
Elaine Williams           Vice President
Richard J. Witterschein   Vice President and Assistant Treasurer
Robert Ziegler            Vice President
Richard W. Zuccaro        Vice President - Tax

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.





                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned

Eclipse Funds Inc.(1)                                                  Maryland


Eclipse Funds(1)                                                       Massachusetts

The MainStay Funds(1)                                                  Massachusetts

McMorgan Funds(1)                                                      Delaware

MainStay VP Series Fund, Inc.(1)(2)                                    Maryland

New York Life Insurance and Annuity Corporation                        Delaware

     Tribeca Holdings II LLC                                           Delaware

     Bluewater Holdings II LLC                                         Delaware

     Gramercy Holdings II LLC                                          Delaware

     Pacific Square Investments LLC                                    Delaware

NYLIFE LLC                                                             Delaware
     Eagle Strategies LLC                                              Delaware


--------

         (1) Registered investment company as to which New York Life ("NYL") and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of NYL and is included for informational purposes only.

         (2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.



--------

(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     New York Life Capital Corporation                                 Delaware
     Monetary Research Ltd.                                            Bermuda
     NYL Management Limited                                            United Kingdom
     NYLUK I Company                                                   United Kingdom

         NYLUK II Company                                              United Kingdom
             Gresham Mortgage                                          United Kingdom
             W Construction Company                                    United Kingdom
             WUT                                                       United Kingdom
             WIM (AIM)                                                 United Kingdom
     New York Life Trust Company                                       New York
     NYL Executive Benefits LLC                                        Delaware

                                                                           Jurisdiction of           Percent of Voting
Name                                                                       Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     NYLIFE Securities LLC                                                 Delaware
     NYLINK Insurance Agency Incorporated                                  Delaware

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned

New York Life Investment Management Holdings LLC                       Delaware
     NYLCAP Holdings                                                   Mauritius
     NYLIM Service Company LLC                                         Delaware
     NYLCAP Manager LLC                                                Delaware
         New York Life Capital Partners, L.L.C.                        Delaware
         New York Life Capital Partners II, L.L.C.                     Delaware
         New York Life Capital Partners III GenPar GP, LLC             Delaware
         New York Life Capital Partners IV GenPar GP, LLC              Delaware
         NYLIM Mezzanine GenPar GP, LLC                                Delaware
         NYLIM Mezzanine Partners II GenPar, GP, LLC                   Delaware
         NYLCAP Select Manager GenPar GP, LLC                          Delaware
     MacKay Shields LLC                                                Delaware
         MacKay Shields General Partner (L/S) LLC                      Delaware
     NYLIFE Distributors LLC                                           Delaware
     New York Life Investment Management LLC                           Delaware
         New York Life Investment Management (U.K.) Limited            United Kingdom
         NYLIM GP, LLC                                                 Delaware
         NYLIM Fund II GP, LLC                                         Delaware
         NYLIM European Equity Market Neutral Fund GP, LLC             Delaware
         NYLIM Asian Equity Market Neutral Fund GP, LLC                Delaware
         NYLIM U.S. Large-Cap Core 130/30 Fund GP, LLC                 Delaware
     Madison Capital Funding LLC                                       Delaware
     McMorgan & Company LLC                                            Delaware
     NYLIM Real Estate Inc.                                            Delaware
     Institutional Capital LLC                                         Delaware
NYLIFE Insurance Company of Arizona                                    Arizona
New York Life International, LLC                                       Delaware
    New York Life Insurance Taiwan Corporation                         Taiwan
    NYLI Holdings (Argentina) S.R.L.                                   Argentina
    New York Life Worldwide Capital, Inc.                              Delaware
        Fianzas Monterrey, S.A.                                        Mexico                  99.95%
              Operadora FMA, S.A. de C.V.                              Mexico                     99%
    NYLIFE Thailand, Inc.                                              Delaware
       PMCC Ltd.                                                       Thailand                   49%
        Siam Commercial New York Life Insurance Public Company         Thailand                47.33%
        Limited
        NYL Data Center Limited                                        Thailand                99.97%
    New York Life Securities Investment Consulting Co. Ltd.            Taiwan
    New York Life Insurance Worldwide Limited                          Bermuda
    New York Life Insurance Limited                                    South Korea
    New York Life International India Fund (Mauritius) LLC             Mauritius                  90%
    NYLI-VB Asset Management Co. (Mauritius) LLC                       Mauritius                  90%
    New York Life International Holdings Limited                       Mauritius                  75%
    New York Life Insurance (Philippines), Inc.                        Philippines
    Seguros Monterrey New York Life, S.A. de C.V.                      Mexico                 99.995%
         Centro de Capacitacion Monterrey, A.C.                        Mexico                 99.791%

Silver Spring, LLC                                                     Delaware
Biris Holdings LLC.                                                    Delaware
NYL Wind Investments LLC                                               Delaware
Haier New York Life Insurance Company Limited                          People's Republic of China 50%
Tribeca Holdings I LLC                                                 Delaware
Bluewater Holdings I LLC                                               Delaware
Gramercy Holdings I LLC                                                Delaware
SCP 2005-C21-002 LLC                                                   Delaware
SCP 2005-C21-003 LLC                                                   Delaware
SCP 2005-C21-006 LLC                                                   Delaware
SCP 2005-C21-007 LLC                                                   Delaware
SCP 2005-C21-008 LLC                                                   Delaware
SCP 2005-C21-009 LLC                                                   Delaware
SCP 2005-C21-017 LLC                                                   Delaware
SCP 2005-C21-018 LLC                                                   Delaware
SCP 2005-C21-021 LLC                                                   Delaware
SCP 2005-C21-025 LLC                                                   Delaware
SCP 2005-C21-031 LLC                                                   Delaware
SCP 2005-C21-036 LLC                                                   Delaware
SCP 2005-C21-041 LLC                                                   Delaware
SCP 2005-C21-043 LLC                                                   Delaware
SCP 2005-C21-044 LLC                                                   Delaware
SCP 2005-C21-048 LLC                                                   Delaware
SCP 2005-C21-061 LLC                                                   Delaware
SCP 2005-C21-063 LLC                                                   Delaware
SCP 2005-C21-067 LLC                                                   Delaware
SCP 2005-C21-069 LLC                                                   Delaware
SCP 2005-C21-070 LLC                                                   Delaware
NYMH-Houston GP, LLC                                                   Delaware
NYMH-Plano GP, LLC                                                     Delaware
NYMH-Freeport GP, LLC                                                  Delaware
NYMH-Ennis GP, LLC                                                     Delaware
NYMH-San Antonio GP, LLC                                               Delaware
NYMH-Taylor GP, LLC                                                    Delaware
NYMH-Stephenville GP, LLC                                              Delaware
NYMH-Farmingdale New York, NY LLC                                      Delaware
NYMH-Attleboro MA, LLC                                                 Delaware
NYLMDC-King of Prussia, LLC                                            Delaware
NYLIFE Real Estate Holdings LLC                                        Delaware
   Huntsville NYL LLC                                                  Delaware

ITEM 29.          INDEMNIFICATION


The Officers and Directors of NYLIAC are indemnified pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the By-Laws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988 and on May 13, 1997.

Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:

8.01 - LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

(a) LIMITATION OF LIABILITY FOR DIRECTORS - No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the directors duty of loyalty of the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS - Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person's heirs, executors, administrators or legal representative.

The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.

In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

(c) DETERMINATION OF INDEMNIFICATION

     (i) DIRECTORS AND OFFICERS - Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation's Board of Directors or (B) the Corporation's shareholders, upon a determination that such indemnification is proper in the circumstances.

     (ii) EMPLOYEES AND AGENTS - Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation's legal counsel and a determination by (A) the Corporation's Board of Directors or
     (B) the Corporation's shareholders, that such indemnification is proper in the circumstances.

ITEM 30.          PRINCIPAL UNDERWRITERS


      (a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

          NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I NYLIAC MFA Separate Account-I
          NYLIAC MFA Separate Account-II
          NYLIAC Variable Annuity Separate Account-I
          NYLIAC Variable Annuity Separate Account-II
          NYLIAC Variable Annuity Separate Account-III
          NYLIAC Variable Annuity Separate Account-IV
          NYLIAC VLI Separate Account
          Eclipse Funds
          MainStay Funds
          MainStay VP Series Fund
          McMorgan Funds
          NYLIM Institutional Funds

      (b) Management.

     The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


Names of Directors and Officers   Positions and Offices with Underwriter
-------------------------------   --------------------------------------
Stephen P. Fisher                 Manager, President and Chief Operating Officer
Christopher O. Blunt              Manager and Executive Vice President, Life and Annuity Distribution
Robert E. Brady                   Manager and Managing Director, Operations
John A. Cullen                    Manager
Barry A. Schub                    Manager
Scott L. Berlin                   Executive Vice President, Non-COLI Variable Life Distribution
Robert J. Hebron                  Executive Vice President, COLI Distribution
John R. Meyer                     Executive Vice President, Variable Annuity and Agency Mutual Funds
                                  Distribution
Thomas A. Clough                  Senior Managing Director, Retirement Services
Barbara McInerney                 Senior Managing Director, Compliance
Alison H. Micucci                 Senior Managing Director, Compliance
Donald A. Salama                  Senior Managing Director, Retirement Services
Michael D. Coffey                 Managing Director, Mutual Funds - NYIM Product Distribution
Philip L. Gazzo                   Managing Director, Mutual Funds - Outside Broker-Dealer Distribution
Mark A. Gomez                     Managing Director and Chief Compliance Officer
Joseph J. Henehan                 Managing Director, Retirement Services
Edward P. Linder                  Managing Director, Variable Annuity and Agency Mutual Funds
                                  Distribution
Marguerite E. H. Morrison         Managing Director and Secretary
Christopher V. Parisi             Managing Director, Mutual Funds National Sales
Stephen C. Fiacco                 Director, Mutual Funds - Outside Broker Dealer Distribution
Jennifer D. Tarsney               Director, National Accounts
Marianna Wekow                    Director, National Accounts
Albert W. Leier                   Vice President - Financial Operations and Treasurer
David F. Boyle                    Vice President, COLI Wholesaling
Karen E. Dann                     Vice President, Variable Annuity Key Accounts - Bank Distribution
John J. Ogara                     Vice President, Variable Life Wholesaling - Agency Distribution
Mark L. Gudelski                  Vice President, National Accounts
Linda M. Howard                   Vice President, Compliance
Robert F. Meredith                Vice President, Variable Annuity and Mutual Funds Wholesaling - Agency
                                  Distribution
Andrew N. Reiss                   Vice President, Variable Annuity Wholesaling - Bank Distribution
John Vaccaro                      Vice President, Compliance
James R. Vavra                    Vice President, Non-COLI Variable Life Wholesaling - Outside Distribution
Richard W. Zuccaro                Vice President, Tax

      (c) Compensation from the Registrant.


                                                           Compensation on
     Name of                  Net Underwriting          Events Occasioning the
    Principal                   Discounts and          Deduction of a Deferred           Brokerage
   Underwriter                   Commissions                 Sales Load                 Commissions            Other Compensation
   -----------                   -----------                 ----------                 -----------            ------------------
NYLIFE Distributors
Inc.                                 -0-                         -0-                        -0-                        -0-



ITEM 31.          LOCATION OF ACCOUNTS AND RECORDS.


      All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.



ITEM 32.          MANAGEMENT SERVICES.


                  Not applicable.



ITEM 33.          FEE REPRESENTATION.




      New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC Pinnacle Variable Universal Life and NYLIAC Pinnacle Survivorship Variable Universal Life Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

                                   SIGNATURES


      Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 16th day of April, 2008.


                                              NYLIAC VARIABLE UNIVERSAL LIFE
                                              SEPARATE ACCOUNT-I
                                                   (Registrant)


                                              By:  /s/ Mario Lazzaro
                                                   -----------------------------
                                                   Mario Lazzaro
                                                   Vice President


                                              NEW YORK LIFE INSURANCE AND
                                              ANNUITY CORPORATION
                                                   (Depositor)


                                              By:  /s/ Mario Lazzaro
                                                   -----------------------------
                                                   Mario Lazzaro
                                                   Vice President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


     Scott L. Berlin*               Director

     Christopher O. Blunt*          Director

     Frank M. Boccio*               Director

     Solomon Goldfinger*            Director

     Theodore A. Mathas*            Chairman and President
                                    (Principal Executive Officer)

     John R. Meyer*                 Director

     Angelo J. Scialabba*           First Vice President and Controller
                                    (Principal Accounting Officer)

     Arthur H. Seter*               Director

     Michael E. Sproule*            Director

     Joel M. Steinberg*             Director and Chief Financial Officer

     Seymour Sternberg*             Director




By:   /s/ Mario Lazzaro
      ----------------------------------
      Mario Lazzaro
      Attorney-in-Fact
      April 16, 2008


* Pursuant to Powers of Attorney previously filed.

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                             Description
-------                            -----------





(g)(1) Form of Automatic Reinsurance Agreement (Advanced Market Reinsurance Agreement) between New York Life Insurance and Annuity Corporation and RGA Reinsurance Company.



(g)(2) Form of Automatic Reinsurance Agreement (Advanced Market Reinsurance Agreement) between New York Life Insurance and Annuity Corporation and Munich American Reassurance Company.



(g)(3) Form of Automatic Reinsurance Agreement (Advanced Market Reinsurance Agreement) between New York Life Insurance and Annuity Corporation and Swiss Re Life and Health America Inc.



(g)(4) Form of Automatic Reinsurance Agreement (Advanced Market Reinsurance Agreement) between New York Life Insurance and Annuity Corporation and Optimum Reinsurance Company.


(k)         Opinion and Consent of Thomas J. English, Esq.


(l)         Opinion and Consent of Miao Chen, Associate Actuary



(m)(1)      Sample Calculation of Illustrations for Pinnacle VUL.



(m)(2)      Sample Calculation of Illustrations for Pinnacle SVUL.


(n)(1)      Consent of PricewaterhouseCoopers LLP